UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds
31 March
2020
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class R6	Class I
Nuveen All-American Municipal Bond Fund	FLAAX	FACCX	FAACX	FAAWX	FAARX
Nuveen Intermediate Duration Municipal Bond Fund	NMBAX	NNCCX	NNSCX	—	NUVBX
Nuveen Limited Term Municipal Bond Fund	FLTDX	FAFJX	FLTCX	—	FLTRX
Nuveen Short Term Municipal Bond Fund	FSHAX	NAAEX	NSVCX	—	FSHYX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with all whose lives have been affected by the disease and its economic fallout. The extreme “social distancing” efforts needed to contain the coronavirus are causing a severe contraction in economic activity and amplifying market volatility, as global supply chains and consumer and business demand have been significantly disrupted. With some regions of the world having appeared to “flatten the curve” of infections, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety, in a way that minimizes the potential for a second wave of outbreaks. The spike in market volatility during March and the strong rally that followed in April may be indicative of the large swings in both directions that are likely to continue as markets digest new information and seek more clarity.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Some areas of the global economy were already on the mend prior to the coronavirus epidemic. Momentum could pick up again as factories come back online and consumer demand resumes once the virus is under control and temporary bans on movement and travel are lifted. Central banks and governments around the world have announced economic stimulus measures. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. Additional aid will likely be approved in the months ahead.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial advisor, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
May 22, 2020

Portfolio Managers’
Comments
Nuveen All-American Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund
Nuveen Short Term Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio managers John V. Miller, CFA, and Timothy T. Ryan, CFA, have managed the Nuveen All-American Municipal Bond Fund since 2010 and 2016, respectively. Paul L. Brennan, CFA, has managed the Nuveen Intermediate Duration Municipal Bond Fund since 2007 and the Nuveen Limited Term Municipal Bond Fund since 2006. Christopher L. Drahn, CFA, has managed the Nuveen Short Term Municipal Bond Fund since 2002.
Recently, the portfolio managers reviewed economic and market conditions, key investment strategies, and the Funds’ performance for the twelve-month reporting period ended March 31, 2020.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended March 31, 2020?
The longest economic expansion in U.S. history came to an abrupt halt in early 2020 amid the COVID-19 coronavirus pandemic. To slow the spread of the virus, large portions of the economy were shut down, with companies closing either temporarily or permanently and most of the U.S. population under stay-at-home orders (as of the end of March 2020). The disruption has been swift and severe, and is expected to tip the economy into recession, a several months’ long contraction across the broad economy. For the first quarter of 2020, the Bureau of Economic Analysis reported that annualized gross domestic product (GDP) shrank 4.8%, according to its “advance” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Previously, the economy had been expanding at a moderate clip. GDP grew at an annualized rate of 2.1% in the fourth quarter of 2019 and grew 2.3% in 2019 overall.
Consumer spending, the largest driver of the economy, was well supported earlier in this reporting period by low unemployment, wage gains and tax cuts. However, the COVID-19 containment measures drove a significant drop in consumer spending and a sharp rise in unemployment in the final month of the quarter. The Bureau of Labor Statistics said the unemployment rate rose to 4.4% in March 2020 from 3.8% in March 2019 and job gains averaged around 118,000 per month for the past twelve months, as the economy lost 701,000 jobs in March 2020. Average hourly earnings grew at an annualized rate of 3.1% in March 2020. However, the overall trend of inflation remained subdued, and registered a notably slower rate in March 2020 due to falling gasoline prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.5% over the twelve-month reporting period ended March 31, 2020 before seasonal adjustment.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, although the most recent data do not yet reflect the shutdown. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 4.2% year-over-year in February 2020 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.9% and 3.5%, respectively.
With economic momentum slowing in 2019 from 2018’s stronger pace, the U.S. Federal Reserve (Fed) left rates unchanged throughout the first half of 2019 then cut rates by 0.25% at each of the July 2019, September 2019 and October 2019 policy committee meetings. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing. The Fed continued its Treasury bill buying in January 2020, as well as left its benchmark interest rate unchanged, while noting the emerging coronavirus risks. As the outbreak spread to the U.S. and significant restrictions on social and economic activity were imposed starting in March 2020, the Fed enacted an array of emergency measures to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. Meanwhile, the U.S. government approved three aid packages, totaling more than $100 billion in funding to health agencies and employers offering paid leave and $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments.
While trade and tariff policy drove market sentiment for most of the twelve-month reporting period, the outbreak of the novel coronavirus and its associated disease COVID-19 rapidly dwarfed all other market concerns as the reporting period was closing. Equity and commodity markets sold-off and safe-haven assets rallied as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility.
Prior to the virus outbreak, global markets had become more bullish on the outlook for 2020 as trade policy and Brexit appeared to make progress at the end of 2019. The U.S. and China agreed on a partial trade deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services rights. The “phase one” deal was signed on January 15, 2020. While much of the focus remained on the U.S.-China relationship, trade spats between the U.S. and Mexico, the European Union (EU), Brazil and Argentina also arose throughout the reporting period. In January 2020, the U.S. Congress fully approved the U.S., Mexico and Canada Agreement (USMCA), which replaces the North American Free Trade Agreement. With more clarity on trade deals, the trade-related deterioration in global manufacturing and export data was expected to improve. However, the COVID-19 crisis has since upended those assumptions.
Investors also remained watchful of local political dynamics around the world. In the U.K., the Conservative Party won a large majority in the December 2019 general election and Parliament passed the Brexit Bill days later, facilitating the U.K.’s exit from the EU at the end of January 2020. In Italy, the prime minister unexpectedly resigned in August 2019, and the newly formed coalition government appeared to take a less antagonistic stance towards the EU. Europe’s traditional centrist parties lost seats in the May 2019 Parliamentary elections and populist parties saw marginal gains. Europe also contended with the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey. Anti-government protests erupted across Latin America, Hong Kong and Lebanon during 2019. Venezuela’s economic and political crisis deepened. Argentina surprised the market with the return of a less market-friendly administration. Brazil’s Bolsonaro administration achieved a legislative win on pension reform and kept the economy on a path of modest growth. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.
Despite the severe sell-off in March 2020, municipal bonds managed positive performance over the twelve-month reporting period. For most of the reporting period, a significant decline in interest rates drove municipal bond prices higher, with positive technical and fundamental conditions also supporting credit spread tightening. Prior to the emergence of the novel coronavirus, interest rates had been pressured lower by signs that the economy’s momentum was slowing, a more dovish central bank policy, geopolitical tensions (especially regarding trade) and bouts of equity market volatility. Then, from late February through March 2020, COVID-19 risks per-

meated the markets, sending U.S. Treasury yields to historic lows. Rate volatility increased sharply in that six-week period. As liquidity became stressed, investors began to liquidate any asset possible, including municipal bonds. Municipal bond prices declined rapidly, amid rampant selling across both the high grade and high yield segments that was exacerbated in some cases by exchange-traded fund and closed-end fund selling. Credit spreads widened significantly during the March 2020 sell-off, ending the month above their long-term average. In the final weeks of the reporting period, monetary and fiscal interventions from the Fed and U.S. government helped the market stabilize, although prices remained meaningfully off their pre-crisis levels. The U.S. Treasury yield curve flattened overall, with a portion of the curve temporarily inverting from late August 2019 to late September 2019. The municipal yield curve also flattened overall, as yields on longer maturities fell more than those of shorter maturities.
Prior to the market turmoil in March 2020, municipal bond gross issuance nationwide had been robust. The overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been adequate, the net has not and this was an overall positive technical factor on municipal bond investment performance in recent years.
Demand for municipal bonds was strong for most of this reporting period. Municipal bond funds took in consistently positive cash flows in calendar year 2019 and the first two months of 2020. However, fund flows turned more volatile in March 2020, as markets began to digest the COVID-19 impact. Low interest rates in the U.S. and globally have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have begun to assess the impact of the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds in 2019 to date, especially in states with high income taxes and/or property taxes.
How did the Funds perform during the twelve-month reporting period ended March 31, 2020?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the one-year, five-year and ten-year and/or since-inception periods ended March 31, 2020. Each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of its corresponding benchmark and Lipper classification average.
During the reporting period, all four Funds underperformed their respective benchmark indexes. The Nuveen Intermediate Duration Municipal Bond Fund outperformed its Lipper classification average, while the other three Funds lagged this performance comparison to varying degrees.
What key strategies were used to manage these Funds during the twelve-month reporting period, and how did these strategies influence performance?
Nuveen All-American Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Nuveen Short Term Municipal Bond Fund’s investment objective is to provide current income that is exempt from federal income tax to the extent consistent with preservation of capital.
Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen All-American Municipal Bond Fund
The Nuveen All-American Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended March 31, 2020. During the reporting period, the performance of the Fund was negatively impacted by the COVID-19 Coronavirus. Prices of portfolio securities generally fell and, as was the case of mutual funds generally, the Fund specifically experienced net redemptions of shares, and sold portfolio assets to raise the cash to pay those redemptions.

Portfolio Managers’ Comments (continued)
Municipal bonds were hit especially hard as investors withdrew money from the asset class at a record pace. The Fund, too, experienced significant shareholder withdrawals, forcing us to sell certain holdings to raise cash to meet redemptions. In making these sales, we worked to be as efficient as possible. This entailed identifying bonds with certain desirable structures or levels of credit quality and, because they were benefiting from stronger demand from banks and other investors, were thus seeing comparatively firm prices. Notable such sales included higher coupon, high quality securities of Douglas County School District, certain bonds backed by New York City and debt issued by Syracuse University. In the difficult market environment, these sales typically took place at a loss, given that municipal bond prices were under pressure at the time.
The Fund’s credit quality positioning further hurt performance. Throughout the reporting period, we remained overweighted in bonds with lower investment grade and below investment grade credit ratings. Our bias toward these higher yielding bonds added value from the beginning of the reporting period through February 2020, given that these securities generally outpaced lower yielding, higher quality securities. However, this same positioning significantly hurt the Fund in March 2020, when investors’ acute aversion to risk caused lower quality securities to suffer especially steep price declines.
Among the Fund’s lower quality holdings, airport and other transportation bonds were under particular strain. We saw significant losses from some of our larger holdings in the sector, led by California Municipal Finance Authority bonds of the LINXS public transportation project at Los Angeles International Airport and bonds issued for Virgin Trains USA Passenger Rail Project, a privately operated South Florida rail line, which was forced to temporarily shut down in response to the COVID-19 crisis.
The Fund’s security selection detracted from relative performance. We saw weak results from holdings backed by economically sensitive sales taxes, including the Metropolitan Pier and Exposition Authority (Chicago) and the American Dream megamall (New Jersey), both of which closed their sites to combat the spread of the COVID-19 crisis. Sales-tax-backed bonds from Puerto Rico (commonly known as COFINAs) also performed poorly. (Bonds of Puerto Rico and other U.S. territories may include exemption from most federal, state and local taxes.)
Other issuers that entered March 2020 facing persistent credit concerns produced large losses during the end of the reporting period market sell-off. Our holdings in Buckeye Tobacco Settlement Financing Authority performed poorly amid concerns about the issuer’s ability to complete a needed restructuring. Another poor performer was the Chicago Board of Education, whose bonds struggled as the issuer faced ongoing concern about its ability to meet its pension funding obligations.
The Fund’s duration (interest rate) positioning contributed to performance. Because the portfolio’s duration was longer than that of the benchmark, the Fund benefited more fully as interest rates declined for the reporting period. Moderately tempering that positive result, however, was our use of U.S. Treasury futures contracts to hedge against potential inflation. These futures lagged as inflation remained muted. Our use of certain floating rate securities, including tender option bonds (TOBs) and variable rate demand notes (VRDNs) also modestly boosted the Fund’s relative performance.
As the municipal market sold off toward the end of the reporting period, we found opportunities to purchase bonds we liked at attractive valuations, while we remained careful about how the COVID-19 crisis could affect the financial position of issuers. We used modest shareholder inflows in the reporting period’s final week to add to the Fund’s existing positions in COFINA, Buckeye Tobacco and certain transportation and hospital bonds.
Additionally, the end of the reporting period environment was favorable for executing tax-loss swaps. This entailed selling depreciated bonds with lower yields and buying similarly structured bonds offering higher yields. We implemented this approach to enhance the Fund’s income earnings capability and seek to make the Fund more tax efficient.
Nuveen Intermediate Duration Municipal Bond Fund
The Nuveen Intermediate Duration Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Intermediate Index for the twelve-month reporting period ended March 31, 2020. During the reporting period, the performance of the Fund was negatively impacted by the COVID-19 Coronavirus. Prices of portfolio securities generally fell and, as was the case of mutual funds generally, the Fund specifically experienced net redemptions of shares, and sold portfolio assets to raise the cash to pay those redemptions.

Relative to the index, credit quality positioning was the main driver of the Fund’s relative performance shortfall. Coming into the reporting period, we were anticipating continued decent economic growth, low inflation and solid and improving credit fundamentals. This was what we encountered for roughly the first eleven months of the reporting period and our credit positioning added value during that time.
Conditions changed markedly in the last month of this reporting period, however, as the economic shutdown following the spread of the COVID-19 reversed most of the market’s once-positive fundamentals. In March 2020, our elevated exposure to bonds on the lower end of the credit spectrum and reduced weighting in higher quality issues proved detrimental for the Fund’s relative performance.
Meanwhile, the Fund’s individual security selection also detracted from performance, led by various lower rated holdings. The Fund’s sizable allocation to poor performing Illinois state debt proved detrimental, as did our exposure to non-rated Virgin Trains USA Passenger Rail Project, a privately operated South Florida rail line, which was forced to temporarily shut down in response to the COVID-19 crisis, weighed on the Fund's performance. Other notable individual underperformers in the Fund included New York City Metropolitan Transportation Authority bonds, which struggled as the usage of public transportation essentially disappeared during the city’s economic shutdown, and various lower rated bonds affiliated with Puerto Rico, whose credit risk proved unattractive to investors during the market’s volatile final month of the reporting period.
The Fund’s duration (interest rate) positioning added value. Despite a brief spike in interest rates during March 2020, rates ultimately reversed that increase in the final two weeks of the reporting period and finished lower overall for the twelve-month reporting period. This positioning contributed to the Fund’s result, given that the portfolio’s duration was longer than the index, meaning we were positioned to capture more of the beneficial effects of declining rates.
Also contributing to relative performance was our overweighting in pre-refunded bonds, which, owing to their very high credit quality and limited duration risk, allowed them to outperform. In addition, an allocation to single-family housing bonds added value, given that category’s favorable results.
For most of this reporting period, our constructive economic outlook frequently led us to favor bonds with slightly longer durations and more credit risk than the overall market. Over time, however, our investment focus gradually shifted toward higher quality issues, reflecting our view that these securities, especially in shorter and intermediate segments of the yield curve, were starting to offer better risk/reward trade-offs as credit spreads narrowed. Still, we were pleased that we were able to essentially maintain the existing credit risk profile of the Fund, which we found generally well positioned.
In March 2020, as the municipal bond market sold off dramatically, the Fund experienced significant investment outflows. To satisfy these shareholder redemptions, we were actively selling bonds in as efficient a manner as we could. Our approach to these sales was to remain patient and diligent as we pursued attractive bids for those bonds we wished to liquidate. The securities we did sell tended to be relatively higher in quality and shorter in duration, as these characteristics were more in demand amid the market’s elevated volatility. We also opted to maintain various portfolio holdings that, despite their large price declines, we believed were likely to rebound over time.
Although our transaction activity during March 2020 was far more geared toward selling than buying bonds, we did periodically take advantage of opportunities to purchase bonds we found attractively priced and presented our shareholders with attractive long-term value.

Portfolio Managers’ Comments (continued)
Nuveen Limited Term Municipal Bond Fund
The Nuveen Limited Term Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Short-Intermediate Index for the twelve-month reporting period ended March 31, 2020. During the reporting period, the performance of the Fund was negatively impacted by the COVID-19 Coronavirus. Prices of portfolio securities generally fell and, as was the case of mutual funds generally, the Fund specifically experienced net redemptions of shares, and sold portfolio assets to raise the cash to pay those redemptions.
The Fund’s credit quality allocation was the main detractor from performance relative to the index. Although our emphasis of bonds with lower credit ratings and corresponding underweighting in higher rated bonds added value for much of the reporting period, this positioning was meaningfully negative in March 2020, when the municipal bond market sharply fell. Unfortunately, this significant underperformance more than offset the positive impact seen in the prior eleven months of the reporting period.
Another negative performance factor was individual security selection, with some of our lower rated positions particularly detracting from relative performance. The Fund had a relatively large position in Illinois state bonds, which lagged, as well as the Fund’s allocation to non-rated bonds of Virgin Trains USA Passenger Rail Project, a privately operated South Florida rail line project. In March 2020, Virgin Trains temporarily suspended operations in response to the COVID-19 crisis. Other underperformers included New York City Metropolitan Transportation Authority bonds, which declined in value as social distancing resulted in dramatically lower ridership of the city’s public transportation, as well as lower rated bonds affiliated with Puerto Rico.
The Fund benefited from its duration, or interest rate, positioning. On balance, rates declined during the twelve-month reporting period, which proved helpful for our relative performance. Because the Fund’s duration was longer than that of the index, we benefited to a greater extent from the decline in rates.
Also modestly adding to the Fund’s relative performance, was the Fund's overweight in hospital debt as these bonds slightly outperformed the market during the reporting period. Exposure to single-family housing bonds also contributed to performance, as these credits fared relatively well.
For much of the reporting period, we were favoring bonds that provided more credit risk than the overall market. As the reporting period progressed, however, we increasingly shifted our emphasis to bonds of higher credit quality. This gradually increasing preference reflected our opinion that as credit spreads narrowed (meaning that investors were willing to accept steadily less income in exchange for credit risk), higher rated bonds were beginning to offer better risk-adjusted value. Even with this shift in emphasis when purchasing new bonds, we were successful in maintaining the Fund’s underlying credit risk profile, which we found attractive coming into the reporting period.
In March 2020, our investment focus shifted to reflect the dramatically changed market conditions. The Fund, like most other municipal bond funds, saw investment outflows during March 2020 as the market environment weakened. To generate the proceeds needed to fund these outflows, we were frequently selling bonds benefiting from stronger demand and thus seeing attractive bids from buyers. Our bond sales focused on higher quality, shorter-duration issues, given the market’s higher demand for such securities. We also maintained various portfolio positions we believed remained solid long-term holdings and were likely candidates for a recovery in their valuations. While in March 2020 we were more actively selling than buying bonds, we also periodically bought bonds we saw as attractively priced relative to their credit risk.
Nuveen Short Term Municipal Bond Fund
The Nuveen Short Term Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Short Index for the twelve-month reporting period ended March 31, 2020. The performance of the Fund was negatively impacted late in the reporting period by the COVID-19 Coronavirus. Credit spreads widened and prices of portfolio securities generally fell in March 2020, although the Fund was one of few to experience net inflows for the month.

The Fund outperformed the index throughout much of the reporting period due to advantageous sector, credit quality and duration positioning. However, some of these same factors proved disadvantageous during the historic municipal bond market sell-off in March 2020, causing the portfolio to lag the benchmark for the reporting period overall.
The Fund’s sector positioning with overweightings in health care (predominantly hospitals and to a small extent senior living), transportation, and bank-backed gas-prepay bond segments initially boosted relative performance. From the beginning of the reporting period through the end of February 2020, bonds in these categories generally outpaced the index, bolstered by their higher yields and investors’ appetite for such securities. In March 2020, however, these same sectors were considered more vulnerable to the shutdown of the economy amid the spread of the COVID-19. These sectors underperformed in response to the pandemic and ultimately, in some cases, detracted from the Fund’s relative performance for the reporting period.
The Fund experienced a similar trend from the perspective of the Fund’s overall credit quality positioning. The Fund’s exposure to lower quality investment grade securities (rated A and BBB) and non-investment grade securities (rated BB) was helpful until March 2020, as credit spreads generally narrowed and lower rated bond categories outperformed their higher rated counterparts. Similar to sector weightings, though, this same positioning proved unfavorable in March 2020, generally negating the relative benefit it had previously provided. As credit spreads widened substantially during the reporting period’s final month in March 2020 (indicating that investors were demanding more income from lower quality bonds as compensation for the securities’ higher credit risk), lower rated bonds suffered greater price losses, weighing on the Fund’s results.
From a duration (interest rate) standpoint, the Fund was longer than the benchmark going into the March 2020 market downturn. This stance had been beneficial, given that interest rates had generally been falling over the period. As yields rose throughout the curve in early March 2020, the stress in the financial markets prompted investors to rotate into more defensive assets, including shorter-term bonds. Unlike the experience of many longer maturity funds, this phenomenon drove a sharp increase of shareholder flows into the Fund starting in mid-month March 2020. While we did take advantage of these investment inflows and market price dislocations to buy bonds, the magnitude of the inflows actually proved mildly disadvantageous (from a relative performance standpoint). The cash inflows mildly shortened the Fund’s duration somewhat (despite the Fund’s buying program), and the high grade market subsequently mounted a partial rally toward the very end of the reporting period.
The portfolio’s sector allocations and credit quality positioning remained generally consistent throughout the reporting period. Our late March 2020 purchases found many bonds with attractive yield opportunities and we decided to focus primarily on higher grade credit tiers with good liquidity. The purchases still targeted the Fund’s customary maturity range of approximately 0-5 years, but for now concentrated more heavily on tax-backed and essential service revenue bond sectors.

Risk Considerations and Dividend Information
Risk Considerations
Nuveen All-American Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. In addition, the Fund periodically engages in a moderate amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.
Nuveen Intermediate Duration Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.
Nuveen Limited Term Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.
Nuveen Short Term Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.
Effective Leverage Ratios
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen All-American Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of March 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	10/03/88	2.41%	3.36%	5.08%	0.73%
Class A Shares at maximum Offering Price	10/03/88	(1.90)%	2.48%	4.63%	-
S&P Municipal Bond Index	-	3.78%	3.17%	4.21%	-
Lipper General & Insured Municipal Debt Funds Classification Average	-	2.49%	2.69%	3.91%	-
Class C2 Shares	6/02/93	1.76%	2.79%	4.50%	1.28%
Class I Shares	2/06/97	2.60%	3.56%	5.27%	0.53%

	Total Returns as of March 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	1.52%	2.52%	3.70%	1.53%
Class R6 Shares	6/30/16	2.65%	N/A	2.57%	0.49%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of March 31, 2020

Effective Leverage Ratio	1.27%
Growth of an Assumed $10,000 Investment as of March 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Intermediate Duration Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of March 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	6/13/95	2.28%	2.74%	3.49%	0.67%
Class A Shares at maximum Offering Price	6/13/95	(0.81)%	2.11%	3.17%	-
S&P Municipal Bond Intermediate Index	-	3.59%	3.01%	3.97%	-
Lipper Intermediate Municipal Debt Funds Classification Average	-	2.13%	2.13%	3.08%	-
Class C2 Shares	6/13/95	1.85%	2.18%	2.92%	1.22%
Class I Shares	11/29/76	2.58%	2.96%	3.69%	0.47%

	Total Returns as of March 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	1.48%	1.92%	2.40%	1.47%
*       Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of March 31, 2020

Effective Leverage Ratio	0.14%
Growth of an Assumed $10,000 Investment as of March 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Limited Term Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of March 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	10/19/87	1.43%	1.67%	2.27%	0.63%
Class A Shares at maximum Offering Price	10/19/87	(1.07)%	1.15%	2.01%	-
S&P Municipal Bond Short-Intermediate Index	-	2.34%	1.95%	2.48%	-
Lipper Short-Intermediate Municipal Debt Funds Classification Average	-	1.80%	1.48%	1.99%	-
Class C2 Shares	12/01/95	1.05%	1.31%	1.90%	0.98%
Class I Shares	2/06/97	1.63%	1.87%	2.47%	0.43%

	Total Returns as of March 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	0.62%	0.88%	1.02%	1.43%
*       Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.70% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of March 31, 2020

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of March 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Short Term Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of March 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	10/25/02	0.96%	0.97%	1.44%	0.72%
Class A Shares at maximum Offering Price	10/25/02	(1.58)%	0.46%	1.18%	-
S&P Municipal Bond Short Index	-	1.81%	1.37%	1.47%	-
Lipper Short Municipal Debt Funds Classification Average	-	1.17%	0.96%	1.08%	-
Class I Shares	10/25/02	1.16%	1.15%	1.63%	0.52%

	Total Returns as of March 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	0.16%	0.19%	0.21%	1.52%
Class C2 Shares	8/31/11	0.60%	0.61%	0.79%	1.06%
*       Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.70% if redeemed within twelve months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of March 31, 2020

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of March 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Yields    as of March 31, 2020
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of state municipal bond). or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen All-American Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class R6	Class I
Dividend Yield	3.10%	2.40%	2.66%	3.48%	3.43%
SEC 30-Day Yield	2.12%	1.41%	1.65%	2.45%	2.41%
Taxable-Equivalent Yield (40.8%)[2]	3.57%	2.38%	2.78%	4.13%	4.06%
Nuveen Intermediate Duration Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.45%	1.68%	1.94%	2.71%
SEC 30-Day Yield	1.71%	0.97%	1.21%	1.96%
Taxable-Equivalent Yield (40.8%)[2]	2.88%	1.63%	2.04%	3.30%
Nuveen Limited Term Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.96%	1.20%	1.64%	2.24%
SEC 30-Day Yield	1.41%	0.66%	1.08%	1.64%
Taxable-Equivalent Yield (40.8%)[2]	2.38%	1.11%	1.82%	2.77%

Nuveen Short Term Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.57%	0.84%	1.26%	1.85%
SEC 30-Day Yield	1.27%	0.66%	0.90%	1.41%
Taxable-Equivalent Yield (40.8%)[2]	2.14%	1.11%	1.52%	2.38%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate shown in the respective table above.

Holding Summaries    as of March 31, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen All-American Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.2%
Common Stocks	0.3%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.5%
Other Assets Less Liabilities	2.1%
Net Assets Plus Floating Rate Obligations	101.1%
Floating Rate Obligations	(1.1)%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	4.7%
AAA	5.3%
AA	34.2%
A	26.9%
BBB	12.9%
BB or Lower	6.7%
N/R (not rated)	9.0%
N/A (not applicable)	0.3%
Total	100%
Portfolio Composition (% of total investments)
Transportation	21.5%
Tax Obligation/Limited	16.3%
Health Care	14.7%
Tax Obligation/General	13.2%
Utilities	7.6%
Education and Civic Organizations	7.2%
Water and Sewer	6.9%
Other	12.6%
Total	100%
States and Territories (% of total municipal bonds)
California	20.8%
New York	13.1%
Illinois	7.0%
Texas	5.8%
Florida	5.7%
Colorado	5.2%
Pennsylvania	3.9%
Indiana	2.5%
Wisconsin	2.5%
Washington	2.3%
Missouri	2.3%
Massachusetts	2.1%
Kentucky	2.0%
New Jersey	1.9%
Virginia	1.7%
Arizona	1.6%
Nevada	1.3%
Ohio	1.2%
Michigan	1.2%
Utah	1.2%
Other	14.7%
Total	100%

Nuveen Intermediate Duration Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	99.0%
Common Stocks	0.7%
Short-Term Municipal Bonds	1.8%
Other Assets Less Liabilities	(0.0)%
Net Assets Plus Borrowings	101.5%
Borrowings	(1.5)%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	4.3%
AAA	7.0%
AA	30.4%
A	31.2%
BBB	15.0%
BB or Lower	4.6%
N/R (not rated)	6.8%
N/A (not applicable)	0.7%
Total	100%
Portfolio Composition (% of total investments)
Transportation	16.9%
Health Care	16.8%
Utilities	14.6%
Tax Obligation/Limited	14.0%
Tax Obligation/General	11.0%
Housing/Single Family	5.7%
U.S. Guaranteed	4.6%
Other	16.4%
Total	100%
States and Territories (% of total municipal bonds)
Illinois	11.0%
New York	6.1%
California	6.1%
Pennsylvania	5.7%
Texas	5.7%
Florida	4.9%
New Jersey	4.9%
Indiana	3.4%
Colorado	3.1%
Ohio	3.0%
Washington	2.7%
Louisiana	2.6%
Arizona	2.5%
Georgia	2.4%
Virginia	2.3%
Alabama	2.0%
Connecticut	2.0%
Kentucky	1.8%
Oklahoma	1.7%
National	1.6%
Tennessee	1.6%
Wisconsin	1.5%
Puerto Rico	1.4%
Other	20.0%
Total	100%

Holding Summaries    as of March 31, 2020 (continued)
Nuveen Limited Term Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	95.9%
Common Stocks	1.1%
Short-Term Municipal Bonds	3.2%
Other Assets Less Liabilities	0.5%
Net Assets Plus Borrowings	100.7%
Borrowings	(0.7)%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	1.3%
AAA	8.7%
AA	31.1%
A	36.9%
BBB	12.5%
BB or Lower	2.3%
N/R (not rated)	6.1%
N/A (not applicable)	1.1%
Total	100%
Portfolio Composition (% of total investments)
Utilities	19.5%
Health Care	17.5%
Tax Obligation/Limited	15.1%
Tax Obligation/General	13.1%
Transportation	12.1%
Education and Civic Organizations	3.7%
Other	19.0%
Total	100%
States and Territories (% of total municipal bonds)
Illinois	10.1%
New York	6.9%
Pennsylvania	6.0%
Texas	5.4%
Florida	5.3%
Ohio	5.1%
New Jersey	5.0%
Louisiana	4.8%
Connecticut	3.7%
California	3.3%
Indiana	3.0%
Oklahoma	3.0%
Washington	2.7%
Kentucky	2.7%
Arizona	2.5%
Alabama	2.2%
Colorado	2.1%
Georgia	1.9%
Michigan	1.7%
National	1.5%
Virginia	1.5%
Other	19.6%
Total	100%

Nuveen Short Term Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	82.5%
Common Stocks	0.1%
Short-Term Municipal Bonds	11.8%
Other Assets Less Liabilities	5.6%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	0.6%
AAA	18.2%
AA	33.4%
A	35.6%
BBB	5.7%
BB or Lower	2.2%
N/R (not rated)	4.2%
N/A (not applicable)	0.1%
Total	100%
Portfolio Composition (% of total investments)
Transportation	20.9%
Health Care	18.7%
Tax Obligation/General	15.2%
Utilities	12.8%
Tax Obligation/Limited	9.8%
Education and Civic Organizations	5.5%
Other	17.1%
Total	100%
States and Territories (% of total municipal bonds)
Texas	13.4%
Minnesota	10.2%
New Jersey	5.6%
Illinois	5.3%
Florida	5.1%
Colorado	4.4%
California	4.3%
New York	4.1%
Missouri	3.9%
Alabama	3.7%
Kentucky	3.1%
North Carolina	2.7%
Arizona	2.7%
Washington	2.4%
Nevada	2.4%
Wisconsin	2.3%
New Mexico	2.2%
Pennsylvania	2.1%
Georgia	1.7%
Other	18.4%
Total	100%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2020.
The beginning of the period is October 1, 2019.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen All-American Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 977.41	$ 973.46	$ 974.71	$ 978.74	$ 978.47
Expenses Incurred During the Period	$ 3.31	$ 7.25	$ 6.02	$ 2.18	$ 2.32
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.65	$1,017.65	$1,018.90	$1,022.80	$1,022.65
Expenses Incurred During the Period	$ 3.39	$ 7.41	$ 6.16	$ 2.23	$ 2.38
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.67%, 1.47%, 1.22%, 0.44% and 0.47% for Classes A, C, C2, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Intermediate Duration Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 990.09	$ 986.09	$ 987.35	$ 991.06
Expenses Incurred During the Period	$ 3.23	$ 7.20	$ 5.96	$ 2.24
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.75	$1,017.75	$1,019.00	$1,022.75
Expenses Incurred During the Period	$ 3.29	$ 7.31	$ 6.06	$ 2.28
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.65%, 1.45%, 1.20% and 0.45% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
Nuveen Limited Term Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 994.58	$ 990.58	$ 992.71	$ 994.73
Expenses Incurred During the Period	$ 3.04	$ 7.02	$ 4.78	$ 2.04
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.95	$1,017.95	$1,020.20	$1,022.95
Expenses Incurred During the Period	$ 3.08	$ 7.11	$ 4.85	$ 2.07
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.61%, 1.41%, 0.96% and 0.41% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
Nuveen Short Term Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 996.03	$ 992.15	$ 994.26	$ 997.16
Expenses Incurred During the Period	$ 3.39	$ 7.37	$ 5.09	$ 2.35
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.60	$1,017.60	$1,019.90	$1,022.65
Expenses Incurred During the Period	$ 3.44	$ 7.47	$ 5.15	$ 2.38
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.68%, 1.48%, 1.02% and 0.47% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Municipal Trust and the Board of Directors of Nuveen Investment Funds, Inc., and Shareholders of
Nuveen All-American Municipal Bond Fund,
Nuveen Intermediate Duration Municipal Bond Fund,
Nuveen Limited Term Municipal Bond Fund and
Nuveen Short Term Municipal Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen All-American Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund (three of the funds constituting Nuveen Municipal Trust) and Nuveen Short Term Municipal Bond Fund (one of the funds constituting Nuveen Investment Funds, Inc.) (hereafter collectively referred to as the "Funds") as of March 31, 2020, the related statements of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2020 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
June 1, 2020
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen All-American Municipal Bond Fund
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.5%
	MUNICIPAL BONDS – 98.2%
	Alabama – 1.1%
$ 12,015	Alabama Federal Aid Highway Finance Authority, Special Obligation Revenue Bonds, Series 2016A, 5.000%, 9/01/36	9/26 at 100.00	AAA	$14,271,297
1,000	Hoover Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2019, 5.750%, 10/01/49 (AMT)	10/29 at 100.00	B+	897,920
4,220	Infirmary Health System Special Care Facilities Financing Authority of Mobile, Alabama, Revenue Bonds, Infirmary Health System, Inc, Series 2016A, 5.000%, 2/01/41	2/26 at 100.00	BBB+	4,778,559
14,175	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A	16,670,934
500	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	501,035
12,295	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 1, Fixed Rate Series 2018A, 4.000%, 4/01/49 (Mandatory Put 4/01/24)	1/24 at 100.27	A	12,683,399
7,985	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)	3/24 at 100.29	A	8,267,908
3,055	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A	5/29 at 100.00	N/R	2,917,617
55,245	Total Alabama			60,988,669
	Alaska – 0.3%
	Alaska Industrial Development and Export Authority, Revenue Bonds, Greater Fairbanks Community Hospital Foundation Project, Refunding Series 2019:
2,000	4.000%, 4/01/30	4/29 at 100.00	A+	2,327,580
2,045	4.000%, 4/01/31	4/29 at 100.00	A+	2,353,079
2,000	4.000%, 4/01/32	4/29 at 100.00	A+	2,282,920
615	4.000%, 4/01/34	4/29 at 100.00	A+	694,366
3,855	Alaska Municipal Bond Bank, General Obligation Bonds, Refunding Three Series 2016, 5.000%, 12/01/27	No Opt. Call	AA-	4,782,821
2,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	4/20 at 100.00	B3	2,000,220
12,515	Total Alaska			14,440,986
	Arizona – 1.6%
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017A:
1,100	5.250%, 7/01/47, 144A	7/26 at 100.00	BB	1,055,175
1,000	5.375%, 7/01/50, 144A	7/26 at 100.00	BB	971,400
1,250	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2019, 5.000%, 7/01/49, 144A	7/29 at 100.00	BB	1,176,788

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 585	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest Academy-Cadence Campus Project, Series 2020A, 4.000%, 7/15/40, 144A	7/28 at 100.00	BB+	$506,885
2,435	Arizona State, State Lottery Revenue Bonds, Refunding Series 2019, 5.000%, 7/01/28	No Opt. Call	AA+	3,079,131
3,045	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	3,112,416
9,405	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (Mandatory Put 6/03/24) (AMT)	No Opt. Call	A+	10,428,640
	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Taxable Series 2019B:
1,150	4.000%, 7/01/29, 144A	No Opt. Call	Ba2	1,095,099
1,175	5.000%, 7/01/49, 144A	7/29 at 100.00	Ba2	1,101,269
	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A:
1,250	5.000%, 9/01/37	9/28 at 100.00	A2	1,525,875
935	5.000%, 9/01/42	9/28 at 100.00	A2	1,130,032
4,010	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Variable Rate Series 2019C, 0.790%, 1/01/35 (Mandatory Put 5/07/20) (SIFMA reference rate + 0.570% spread) (4)	10/23 at 100.00	AA-	4,032,336
2,500	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds, School Improvement Project 2011 and 2017, Series 2018, 5.000%, 7/01/36	7/27 at 100.00	AAA	3,065,525
185	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (5)	199,465
4,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A, 5.000%, 7/01/31 (Pre-refunded 7/01/20)	7/20 at 100.00	A+ (5)	4,038,240
	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B:
1,650	5.500%, 7/01/31 – FGIC Insured	No Opt. Call	AA	2,199,929
6,000	5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	8,714,640
470	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 4.875%, 9/01/22	No Opt. Call	BB	472,825
1,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies - Veritas Project, Series 2012, 6.400%, 7/01/47 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	1,059,650
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Refunding Series 2013:
2,205	6.000%, 7/01/33	7/20 at 102.00	BB-	2,134,065
2,325	6.000%, 7/01/43	7/20 at 102.00	BB-	2,053,556
195	6.000%, 7/01/48	7/20 at 102.00	BB-	169,090
440	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2014A, 7.375%, 7/01/49	7/20 at 102.00	BB-	448,122
400	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A	2/24 at 100.00	N/R	400,756

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 3,705	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A+ (5)	$3,897,252
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
1,000	5.250%, 12/01/28	No Opt. Call	A3	1,173,260
13,155	5.000%, 12/01/32	No Opt. Call	A3	15,322,549
7,675	5.000%, 12/01/37	No Opt. Call	A3	9,051,281
	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
2,590	6.000%, 12/01/27	12/21 at 100.00	N/R	2,661,898
1,080	6.000%, 12/01/32	12/21 at 100.00	N/R	1,104,052
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,121,956
1,000	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	1,059,220
80,015	Total Arizona			89,562,377
	Arkansas – 0.2%
13,340	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2019, 4.500%, 9/01/49, 144A (AMT)	9/26 at 103.00	B	12,012,670
	Benton County Public Facilities Board, Arkansas, Charter School Lease Revenue Bonds, BCCSO Project, Series 2010A:
500	5.750%, 6/01/30 (Pre-refunded 6/01/20), 144A	6/20 at 100.00	N/R (5)	503,780
1,020	6.000%, 6/01/40 (Pre-refunded 6/01/20), 144A	6/20 at 100.00	N/R (5)	1,028,038
14,860	Total Arkansas			13,544,488
	California – 20.5%
	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2016B:
14,510	5.000%, 10/01/35	10/26 at 100.00	BBB+	16,168,928
4,300	5.000%, 10/01/36	10/26 at 100.00	BBB+	4,782,632
6,045	5.000%, 10/01/37	10/26 at 100.00	BBB+	6,707,774
	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A:
2,350	0.000%, 10/01/20 – AMBAC Insured (ETM)	No Opt. Call	Aaa	2,336,864
50	0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	49,535
9,715	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C, 0.000%, 5/01/47 (6)	5/40 at 100.00	Aa3	8,256,973
10,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Fixed Rate Series 2017S-7, 4.000%, 4/01/38	4/27 at 100.00	AA-	11,036,200
2,000	Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%, 9/02/36	9/24 at 100.00	N/R	2,268,180
12,965	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A	2/30 at 100.00	N/R	13,114,746
14,935	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel Apartments, Series 2019A, 5.000%, 4/01/49, 144A	4/29 at 100.00	N/R	15,096,597

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 5,450	California Educational Facilities Authority, Revenue Bonds, Chapman University, Series 2017B, 4.000%, 4/01/47	4/27 at 100.00	A2	$5,631,376
12,060	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, Refunding Series 2016, 5.000%, 10/01/49	4/26 at 100.00	AA	13,937,260
10,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A, 5.000%, 11/15/48	11/27 at 100.00	AA-	11,850,100
4,650	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/41	11/25 at 100.00	AA-	5,288,398
1,670	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2017A, 5.000%, 8/15/42	8/27 at 100.00	BBB+	1,973,706
16,400	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2019, 4.000%, 11/15/45	11/29 at 100.00	A+	18,618,428
3,015	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Refunding Series 2015A, 5.000%, 2/01/40	2/25 at 100.00	AA	3,448,044
	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2017:
1,395	5.000%, 2/01/30	2/27 at 100.00	AA	1,727,694
1,105	5.000%, 2/01/31	2/27 at 100.00	AA	1,360,697
485	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA-	556,921
13,330	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Term Rate Series 2019C, 5.000%, 10/01/39 (Mandatory Put 10/01/25)	No Opt. Call	AA-	15,214,329
2,185	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA-	2,396,333
2,320	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2013A, 5.000%, 8/15/52	8/23 at 100.00	AA-	2,502,654
1,940	California Infrastructure and Economic Development Bank, Lease Revenue Bonds, California State Teachers? Retirement System Headquarters Expansion, Green Bond-Climate Bond Certified Series 2019, 5.000%, 8/01/49	8/29 at 100.00	AA	2,346,876
8,060	California Infrastructure and Economic Development Bank, Revenue Bonds, Academy of Motion Picture Arts and Sciences Obligated Group, Green Series 2020A, 5.000%, 11/01/30	No Opt. Call	Aa2	10,525,957
610	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies, Inc Project, Taxable Series 2019, 5.000%, 10/01/39, 144A	10/27 at 100.00	N/R	587,204
1,495	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 5.000%, 7/01/46, 144A	7/26 at 100.00	BB	1,502,056
3,205	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (5)	3,267,273
	California Municipal Finance Authority, Revenue Bonds, Biola University, Refunding Series 2017:
470	5.000%, 10/01/29	10/27 at 100.00	Baa1	528,600
1,165	5.000%, 10/01/30	10/27 at 100.00	Baa1	1,304,159

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2017A:
$ 1,750	5.000%, 2/01/42	2/27 at 100.00	A-	$1,955,345
8,875	5.000%, 2/01/47	2/27 at 100.00	A-	9,842,996
	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A:
7,745	5.000%, 7/01/42	7/27 at 100.00	Baa2	8,503,235
7,385	5.000%, 7/01/47	7/27 at 100.00	Baa2	8,057,035
5,000	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017B, 5.000%, 7/01/42	7/27 at 100.00	Baa2	5,489,500
33,900	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, 5.000%, 12/31/43 (AMT)	6/28 at 100.00	BBB-	36,184,182
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
1,000	5.000%, 11/01/30	11/26 at 100.00	BBB-	1,123,710
1,040	5.250%, 11/01/31	11/26 at 100.00	BBB-	1,178,133
12,825	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines, Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)	No Opt. Call	BB-	12,903,617
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019:
1,625	5.000%, 7/01/39, 144A	1/29 at 100.00	BBB	1,632,881
640	5.000%, 11/21/45, 144A	1/29 at 100.00	BBB	630,861
1,100	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017, 5.000%, 10/15/37	10/26 at 100.00	BBB-	1,256,420
1,475	California School Finance Authority, Educational Facility Revenue Bonds, River Springs Charter School Project, Series 2017A, 5.000%, 7/01/47, 144A	7/27 at 100.00	Ba1	1,438,450
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2011D, 5.000%, 12/01/20	No Opt. Call	Aa3	1,025,910
	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Refunding Series 2019B:
2,525	5.000%, 5/01/31	No Opt. Call	Aa3	3,389,737
2,650	5.000%, 5/01/32	No Opt. Call	Aa3	3,616,322
	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2019C:
4,825	5.000%, 11/01/32	11/29 at 100.00	Aa3	6,181,597
5,000	5.000%, 11/01/33	11/29 at 100.00	Aa3	6,387,000
5,000	5.000%, 11/01/34	11/29 at 100.00	Aa3	6,364,000
33,630	California State University, Systemwide Revenue Bonds, Series 2018A, 5.000%, 11/01/48	11/28 at 100.00	Aa2	40,419,561
33,000	California State, General Obligation Bonds, Refunding Series 2007, 5.250%, 8/01/32 – AGM Insured	No Opt. Call	AA	45,038,400

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California State, General Obligation Bonds, Refunding Various Purpose Series 2019:
$ 8,000	3.000%, 10/01/34	10/29 at 100.00	Aa2	$8,425,360
8,075	3.000%, 10/01/35	10/29 at 100.00	Aa2	8,470,513
11,500	3.000%, 10/01/36	10/29 at 100.00	Aa2	11,973,570
700	California State, General Obligation Bonds, Tender Option Bond Trust 2016-XG0039, 5.550%, 3/01/40 – AGM Insured, 144A (IF) (7)	6/20 at 100.00	AA	707,868
1,400	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 3/01/30	5/20 at 100.00	Aa2	1,404,354
12,000	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 8/01/46	8/26 at 100.00	Aa2	14,089,680
3,960	California State, General Obligation Bonds, Various Purpose Series 2019, 5.000%, 4/01/49	4/29 at 100.00	Aa2	4,809,182
1,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.500%, 12/01/54	12/24 at 100.00	BB	1,068,060
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
1,100	5.000%, 12/01/41, 144A	6/26 at 100.00	BB	1,173,348
1,365	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	1,442,177
26,380	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	28,101,559
5,800	California Statewide Communities Development Authority, Pollution Control Revenue Bonds, Southern California Edison Company, Series 2006C, 2.625%, 11/01/33 (Mandatory Put 12/01/23)	No Opt. Call	A-	5,948,074
2,350	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Series 2018A, 5.000%, 3/01/42	3/28 at 100.00	A+	2,822,914
600	California Statewide Communities Development Authority, Revenue Bonds, Front Porch Communities and Services Project, Series 2017A, 5.000%, 4/01/47	4/27 at 100.00	A	701,178
2,900	California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2018A, 5.000%, 12/01/57	12/27 at 100.00	A+	3,417,737
	California Statewide Communities Development Authority, Student Housing Revenue Bonds, University of California, Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC, Series 2017:
4,000	5.000%, 5/15/47	5/27 at 100.00	Baa1	4,451,840
2,750	5.000%, 5/15/50	5/27 at 100.00	Baa1	3,052,968
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
825	5.750%, 7/01/30 (8)	5/20 at 100.00	N/R	648,689
5,300	5.750%, 7/01/35 (8)	5/20 at 100.00	N/R	4,167,337
2,000	5.500%, 7/01/39 (8)	5/20 at 100.00	N/R	1,572,580
	Chaffey Community College District, San Bernardino County, California, General Obligation Bonds, Election 2018 Series 2019A:
3,390	3.000%, 6/01/37	6/28 at 100.00	AA	3,568,687
3,705	3.000%, 6/01/38	6/28 at 100.00	AA	3,871,984
3,975	3.000%, 6/01/39	6/28 at 100.00	AA	4,145,408

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36 (Pre-refunded 12/01/21)	12/21 at 100.00	A+ (5)	$438,868
6,170	Elk Grove Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2016, 5.000%, 9/01/46	9/26 at 100.00	N/R	6,641,141
5,500	Escondido Union School District, San Diego County, California, General Obligation Bonds, Election 2014 Series 2018B, 4.000%, 8/01/47	8/27 at 100.00	AAA	5,982,295
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A:
1,695	0.000%, 1/15/33	No Opt. Call	A-	1,106,852
10,000	0.000%, 1/15/35 – AGM Insured	No Opt. Call	AA	6,849,500
1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/20 at 100.00	A	1,407,576
10,000	Gilroy Unified School District, Santa Clara County, California, General Obligation Bonds, Election of 2008 & 2016, Series 2019, 4.000%, 8/01/48	8/27 at 100.00	Aa3	11,013,600
400	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/24 – AMBAC Insured	No Opt. Call	Aa3	370,940
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1:
3,425	5.000%, 6/01/35	6/28 at 100.00	BB+	3,928,304
6,285	5.250%, 6/01/47	6/22 at 100.00	N/R	6,160,620
46,250	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, First Subordinate Series 2007B-1, 0.000%, 6/01/47	4/20 at 20.65	CCC-	8,245,450
9,000	Irvine Ranch Water District, California, Certificates of Participation, Series 2016, 5.250%, 2/01/41	8/26 at 100.00	AAA	10,780,560
1,000	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Superior Lien Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA	1,015,420
1,980	Kern Community College District, California, General Obligation Bonds, Safety, Repair & Improvement, Election 2002 Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	AA	1,880,228
2,750	Lammersville Joint Unified School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2014-1 Improvement Area 1 Mountain House School Facilities, Series 2017, 5.000%, 9/01/42	9/27 at 100.00	N/R	3,033,635
11,625	Lammersville Schools Finance Authority, California, Lease Revenue Bonds, Cordes Elementary School, Series 2019, 3.000%, 10/01/49 – BAM Insured	10/27 at 100.00	AA	11,858,314
7,000	Lodi Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2016 Series 2020, 3.000%, 8/01/43	8/27 at 100.00	Aa3	7,202,020
	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2016, Series 2019B:
3,000	3.000%, 8/01/42	8/29 at 100.00	Aa2	3,050,940
21,500	3.000%, 8/01/48	8/29 at 100.00	Aa2	21,623,410
	Long Beach, California, Harbor Revenue Bonds, Series 2017:
1,600	5.000%, 5/15/36 (AMT)	5/27 at 100.00	AA	1,833,760
1,400	5.000%, 5/15/37 (AMT)	5/27 at 100.00	AA	1,600,830
1,410	5.000%, 5/15/40 (AMT)	5/27 at 100.00	AA	1,602,973

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Long Beach, California, Harbor Revenue Bonds, Series 2019A:
$ 7,500	5.000%, 5/15/44	5/29 at 100.00	Aa2	$9,005,100
7,500	5.000%, 5/15/49	5/29 at 100.00	Aa2	8,935,950
	Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Green Senior Lien Series 2019A:
9,330	5.000%, 7/01/39	7/28 at 100.00	AAA	11,480,845
10,340	5.000%, 7/01/44	7/28 at 100.00	AAA	12,585,848
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Refunding Senior Lien Series 2020A:
10,765	5.000%, 5/15/37	11/29 at 100.00	AA	13,443,547
9,000	5.000%, 5/15/38	11/29 at 100.00	AA	11,193,750
6,935	5.000%, 5/15/39	11/29 at 100.00	AA	8,605,017
4,655	5.000%, 5/15/40	11/29 at 100.00	AA	5,769,733
15,265	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018C, 5.000%, 5/15/44 (AMT)	11/27 at 100.00	AA-	17,642,371
10,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018D, 5.000%, 5/15/48 (AMT)	5/29 at 100.00	AA-	11,755,400
6,400	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Refunding Series 2019D, 5.000%, 7/01/49	7/29 at 100.00	Aa2	7,791,616
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2018D:
7,500	5.000%, 7/01/43	7/28 at 100.00	Aa2	9,093,150
6,000	5.000%, 7/01/48	7/28 at 100.00	Aa2	7,196,880
12,555	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2019A, 5.250%, 7/01/49	1/29 at 100.00	Aa2	15,443,278
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A:
2,300	5.000%, 7/01/34	1/27 at 100.00	AA+	2,795,052
2,500	5.000%, 7/01/35	1/27 at 100.00	AA+	3,025,900
7,500	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2018A, 5.000%, 7/01/48	1/28 at 100.00	AA+	8,936,700
	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2018B-1:
8,945	5.000%, 7/01/34 – BAM Insured	1/28 at 100.00	AA	10,769,780
7,475	5.000%, 7/01/38	1/28 at 100.00	AAA	8,869,386
15,150	5.250%, 7/01/42	1/28 at 100.00	AAA	18,292,110
	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series 2018A:
9,320	5.000%, 6/01/43	6/28 at 100.00	AA	11,191,176
16,990	5.000%, 6/01/48	6/28 at 100.00	AA	20,253,099
2,500	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Subordinate Lien Series 2017B, 5.000%, 6/01/35	6/27 at 100.00	AA	3,019,725

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 500	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A	$539,990
1,000	Manteca Financing Authority, California, Sewer Revenue Bonds, Series 2009, 5.750%, 12/01/36	6/20 at 100.00	AA	1,007,100
1,000	Modesto Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A+	1,048,450
2,565	Morongo Band of Mission Indians, California, Enterprise Revenue Bonds, Series 2018A, 5.000%, 10/01/42, 144A	10/28 at 100.00	BBB-	2,441,906
	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A:
2,800	7.000%, 11/01/34	No Opt. Call	A	3,878,140
2,500	6.500%, 11/01/39	No Opt. Call	A	3,502,450
30,945	Oakland Unified School District, Alameda County, California, General Obligation Bonds, Election 2012, Series 2019A, 3.000%, 8/01/40 – AGM Insured	8/27 at 100.00	AA	32,001,462
11,305	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – NPFG Insured (ETM)	5/20 at 100.00	N/R (5)	12,129,248
	Orange County, California, Special Tax Bonds, Community Facilities District 2016-1 Esencia Village, Series 2016A:
1,250	5.000%, 8/15/41	8/26 at 100.00	N/R	1,371,275
2,000	5.000%, 8/15/46	8/26 at 100.00	N/R	2,183,880
	Palm Desert Redevelopment Agency, California, Successor Agency Redevelopment Project Area, Series 2017A:
500	5.000%, 10/01/28 – BAM Insured	4/27 at 100.00	AA	615,860
500	5.000%, 10/01/30 – BAM Insured	4/27 at 100.00	AA	611,535
1,710	Perris Public Financing Authority, California, Tax Allocation Revenue Bonds, Housing Loan Series 2010A, 6.125%, 10/01/40 (Pre-refunded 10/01/20)	10/20 at 100.00	N/R (5)	1,748,509
3,775	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/23	No Opt. Call	AA-	3,622,037
5,500	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/41	No Opt. Call	AA-	3,198,910
15,000	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/41 – AGM Insured (6)	8/36 at 100.00	AA	18,193,350
4,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37 (Pre-refunded 6/30/20)	6/20 at 100.00	N/R (5)	4,049,720
5,775	Riverside, California, Sewer Revenue Bonds, Refunding Series 2018A, 5.000%, 8/01/39	8/28 at 100.00	AA-	6,989,829
1,735	Rocklin, Placer County, California, Special Tax Bonds, Community Facilities District 10 Whitney Ranch, Series 2015, 5.000%, 9/01/39	9/25 at 100.00	N/R	1,887,194
715	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Parkard Campus Oaks, Series 2016, 5.500%, 9/01/46	9/26 at 100.00	N/R	787,294

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Sacramento County, California, Airport System Revenue Bonds, Refunding Senior Series 2018C:
$ 4,305	5.000%, 7/01/37 (AMT)	7/28 at 100.00	A+	$4,938,997
6,000	5.000%, 7/01/38 (AMT)	7/28 at 100.00	A+	6,865,260
5,000	5.000%, 7/01/39 (AMT)	7/28 at 100.00	A+	5,710,350
845	Sacramento, California, Special Tax Bonds, Community Facilities District 05-1 College Square, Series 2007, 5.900%, 9/01/37	9/20 at 100.00	N/R	854,430
	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Refunding Subordinate Series 2019A:
3,000	4.000%, 7/01/37	7/29 at 100.00	A+	3,389,820
3,000	4.000%, 7/01/38	7/29 at 100.00	A+	3,376,890
	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2017A:
8,000	5.000%, 7/01/42 (AMT)	7/27 at 100.00	A+	9,124,160
2,500	5.000%, 7/01/47	7/27 at 100.00	A+	2,940,225
3,615	5.000%, 7/01/47 (AMT)	7/27 at 100.00	A+	4,091,855
6,895	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Subordinate Lien Series 2018A, 5.250%, 8/01/47	8/28 at 100.00	Aa3	8,538,285
	San Diego Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2017A:
1,815	5.000%, 9/01/36	9/26 at 100.00	AA	2,156,946
6,160	5.000%, 9/01/40	9/26 at 100.00	AA	7,255,310
12,300	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2016B, 5.000%, 5/01/46 (AMT)	5/26 at 100.00	A+	13,636,764
12,715	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2017A, 5.000%, 5/01/47 (AMT)	5/27 at 100.00	A+	14,290,388
25,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019A, 5.000%, 5/01/44 (AMT)	5/29 at 100.00	A+	29,009,500
13,300	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	BBB+	14,256,137
9,745	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/44	1/25 at 100.00	A-	10,361,469
2,000	San Jose, California, Airport Revenue Bonds, Refunding Series 2017A, 5.000%, 3/01/22 (AMT)	No Opt. Call	A	2,136,660
5,350	San Rafael Elementary School District, Marin County, California, General Obligation Bonds, Series 2005C, 0.000%, 8/01/30 – NPFG Insured	No Opt. Call	AA+	4,379,242
440	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31 (Pre-refunded 2/01/21)	2/21 at 100.00	A (5)	461,054
275	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	281,936
500	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (5)	535,130
920	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010, 5.000%, 9/01/30 – AGM Insured (Pre-refunded 9/01/20)	9/20 at 100.00	AA (5)	935,309

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 3,500	Upland, California, Certificates of Participation, San Antonio Regional Hospital, Series 2017, 5.000%, 1/01/47	1/28 at 100.00	BBB+	$3,851,540
5,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 5.750%, 8/01/31 – AGC Insured	8/26 at 100.00	AA	6,211,700
	Westminster School District, Orange County, California, General Obligation Bonds, Series 2009-A1:
2,485	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA	2,238,637
1,405	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA	1,207,007
2,920	0.000%, 8/01/29 – AGC Insured	No Opt. Call	AA	2,437,441
	William S Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2015-1, Series 2017:
1,425	5.000%, 9/01/42	9/26 at 100.00	N/R	1,564,550
1,205	5.000%, 9/01/47	9/26 at 100.00	N/R	1,306,184
7,505	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2007A, 0.000%, 8/01/30 – NPFG Insured	No Opt. Call	Aa2	6,105,618
11,250	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (6)	No Opt. Call	Aa2	11,036,250
1,068,595	Total California			1,149,056,285
	Colorado – 5.1%
17,840	Auroroa, Colorado, Water Revenue Bonds, Refunding First Lien Green Series 2016, 5.000%, 8/01/41	8/26 at 100.00	AA+	21,128,090
560	Aviation Station North Metropolitan District 2, Denver County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019A, 5.000%, 12/01/39	9/24 at 103.00	N/R	532,386
500	Broadway Station Metropolitan District 2, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A, 5.125%, 12/01/48	6/24 at 103.00	N/R	484,990
750	Broadway Station Metropolitan District 3, Denver City and County, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2019A, 5.000%, 12/01/49	6/24 at 103.00	N/R	689,250
1,890	Colliers Hill Metropolitan District 2, Erie, Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2017A, 6.500%, 12/01/47	12/22 at 103.00	N/R	1,814,967
1,400	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc K-8 Facility Project, Series 2013, 5.000%, 6/01/26	6/23 at 100.00	A+	1,504,902
2,065	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	5/20 at 100.00	BB+	2,067,581
3,040	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB+	3,270,858
2,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc High School Project, Series 2010, 5.125%, 12/01/39	5/20 at 100.00	AA-	2,499,925
11,755	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated Group, Series 2019A, 4.000%, 11/15/43	11/29 at 100.00	AA	12,714,326
6,570	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2018B, 5.000%, 11/15/48 (Mandatory Put 11/20/25)	No Opt. Call	AA	7,774,478

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,400	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37	1/24 at 102.00	N/R	$1,359,694
9,985	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-1, 4.000%, 8/01/44	8/29 at 100.00	BBB+	10,009,463
12,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc, Refunding Series 2012A, 5.000%, 12/01/33	12/22 at 100.00	A-	12,286,560
725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (5)	822,114
6,155	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A, 5.000%, 6/01/45 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (5)	7,309,063
3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Refunding Series 2015B, 4.000%, 9/01/34	9/25 at 100.00	A3	3,222,180
1,100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-term Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (5)	1,134,441
1,000	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46	12/23 at 103.00	N/R	901,430
8,000	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series 2018N, 5.000%, 3/15/38	3/28 at 100.00	Aa2	9,801,920
1,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (5)	1,142,220
1,995	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40 (Pre-refunded 12/01/20)	12/20 at 100.00	BBB+ (5)	2,048,386
850	Copper Ridge Metropolitan District, Colorado Springs, Colorado, Tax Increment and Sales Tax Supported Revenue Bonds, Series 2019, 4.000%, 12/01/29	12/24 at 103.00	N/R	791,002
500	Copperleaf Metropolitan District 4, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2020A, 5.000%, 12/01/39	3/25 at 103.00	N/R	468,720
1,730	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/21	11/20 at 100.00	AA-	1,764,565
5,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.250%, 11/15/43 (AMT)	11/23 at 100.00	A+	5,451,100
	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A:
4,000	5.000%, 12/01/26 (AMT)	No Opt. Call	A+	4,731,880
10,510	5.000%, 12/01/34 (AMT)	12/28 at 100.00	A+	12,446,467
24,390	5.000%, 12/01/35 (AMT)	12/28 at 100.00	A+	28,784,590
19,500	Denver City and County, Colorado, Dedicated Tax Revenue Bonds, Current Interest Series 2018A-1, 5.000%, 8/01/48	8/26 at 100.00	AA	22,739,535

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
$ 2,250	5.000%, 12/01/26	No Opt. Call	Baa2	$2,364,480
510	5.000%, 12/01/31	12/26 at 100.00	Baa2	521,485
3,500	5.000%, 12/01/32	12/26 at 100.00	Baa2	3,570,210
1,200	5.000%, 12/01/33	12/26 at 100.00	Baa2	1,222,152
565	5.000%, 12/01/34	12/26 at 100.00	Baa2	574,255
300	5.000%, 12/01/35	12/26 at 100.00	Baa2	304,434
	DIATC Metropolitan District, Commerce City, Adams County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2019:
505	5.000%, 12/01/39, 144A	9/24 at 103.00	N/R	494,446
500	5.000%, 12/01/49, 144A	9/24 at 103.00	N/R	469,150
11,555	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/24 – NPFG Insured	No Opt. Call	A	10,572,941
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
20	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	15,705
395	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	299,268
20	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	14,128
25	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	17,067
9,890	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	A	8,307,303
1,160	El Paso County School District 49 Falcon, Colorado, Certificates of Participation, Series 2015, 5.000%, 12/15/28	12/25 at 100.00	Aa3	1,371,758
1,035	Erie Farm Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/45	12/21 at 103.00	N/R	995,742
1,672	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	5/20 at 100.00	N/R	1,673,739
1,365	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 6.000%, 12/01/38	12/24 at 100.00	N/R	1,348,279
705	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	711,726
3,600	Fossil Ridge Metropolitan District No 3, In the City of Lakewood, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2014, 5.000%, 12/01/44	12/20 at 100.00	BBB	3,642,156
660	Fourth Street Crossing Business Improvement District, Silverthorne, Summit County, Colorado, Special Revenue and Tax Supported Bonds, Senior Series 2019A, 5.125%, 12/01/38, 144A	6/24 at 103.00	N/R	583,783
	Grand Junction, Colorado, General Fund Revenue Bonds, Improvement Series 2020B:
3,300	4.000%, 3/01/45	3/30 at 100.00	AA	3,790,875
1,975	4.000%, 3/01/49	3/30 at 100.00	AA	2,253,989
9,265	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.375%, 12/01/46	12/21 at 103.00	N/R	8,233,806

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Lakes at Centerra Metropolitan District 2, Loveland, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018A:
$ 1,695	5.125%, 12/01/37	12/23 at 103.00	N/R	$1,647,862
1,945	5.250%, 12/01/47	12/23 at 103.00	N/R	1,873,463
2,145	Metropolitan State University of Denver, Colorado, Institutional Enterprise Revenue Bonds, Aerospace and Engineering Sciences Building Project, Series 2016, 5.000%, 12/01/45	12/25 at 100.00	Aa2	2,489,551
	Painted Prairie Public Improvement Authority, Aurora, Colorado, Special Revenue Bonds, Series 2019:
4,950	5.000%, 12/01/39	12/24 at 103.00	N/R	4,576,077
4,345	5.000%, 12/01/49	12/24 at 103.00	N/R	3,827,293
620	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45	12/25 at 100.00	A	699,527
3,500	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Series 2019A, 4.000%, 12/01/46 – AGM Insured	12/29 at 100.00	AA	3,962,210
6,300	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 4.500%, 12/01/30, 144A	12/22 at 100.00	N/R	6,268,059
	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
2,170	6.250%, 11/15/28	No Opt. Call	A+	2,586,814
3,580	6.500%, 11/15/38	No Opt. Call	A+	5,080,664
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,025	5.250%, 7/15/24	7/20 at 100.00	Baa3	1,028,813
4,265	6.000%, 1/15/41	7/20 at 100.00	Baa3	4,291,102
2,380	South Sloan's Lake Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2019, 4.000%, 12/01/44 – AGM Insured	12/29 at 100.00	AA	2,694,350
	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & improvement Series 2019A:
555	4.000%, 12/01/29	12/24 at 103.00	N/R	513,647
500	5.000%, 12/01/38	12/24 at 103.00	N/R	478,780
575	Sterling Hills West Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007, 5.000%, 12/01/39	12/27 at 100.00	Baa1	656,000
1,310	Thompson Crossing Metropolitan District 4, Johnstown, Larimer County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2019, 5.000%, 12/01/49	9/24 at 103.00	N/R	1,238,382
815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	818,048
5,585	Vauxmont Metropolitan District, Arvada, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Convertible to Unlimited Tax Refunding Subordinate Series 2019, 3.250%, 12/15/50 – AGM Insured	12/24 at 103.00	AA	5,807,674
265,942	Total Colorado			285,588,276

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Connecticut – 0.6%
$ 3,065	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut State University System, Series 2019Q-2, 5.000%, 11/01/30	11/29 at 100.00	A1	$3,949,590
860	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc Project, Series 2016A, 5.000%, 9/01/53, 144A	9/26 at 100.00	BB	828,876
4,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health Series 2019A, 3.000%, 7/01/39 – AGM Insured	7/29 at 100.00	AA	4,621,275
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G, 5.625%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A (5)	1,057,170
11,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2016CT, 5.000%, 12/01/45	6/26 at 100.00	AA-	12,503,040
1,675	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2015A, 5.000%, 8/01/35	8/25 at 100.00	A+	1,895,112
6,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Refunding Series 2017, 5.000%, 4/01/39, 144A	4/27 at 100.00	N/R	6,816,485
1,800	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (5)	1,903,176
30,400	Total Connecticut			33,574,724
	Delaware – 0.1%
1,190	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa2	1,196,973
1,000	Delaware Economic Development Authority, Revenue Bonds, ASPIRA of Delaware Charter Operations, Inc Project, Series 2016A, 5.000%, 6/01/46	6/26 at 100.00	BB	957,730
2,450	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center Project, Series 2018, 5.000%, 6/01/48	12/28 at 100.00	BBB	2,869,122
600	Kent County, Delaware, Student Housing & Dining Facility Revenue Bonds, Collegiate Housing Foundation - Dover LLC Delaware State University Project, Series 2018A, 5.000%, 7/01/58	1/28 at 100.00	BB+	550,470
5,240	Total Delaware			5,574,295
	District of Columbia – 0.6%
	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Subordinate Lien Green Series 2019A:
440	5.000%, 10/01/38	10/29 at 100.00	AA+	553,674
1,100	5.000%, 10/01/39	10/29 at 100.00	AA+	1,381,809
	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Subordinate Lien Series 2019B:
1,205	5.000%, 10/01/36	10/29 at 100.00	AA+	1,526,856
1,355	5.000%, 10/01/37	10/29 at 100.00	AA+	1,710,877
2,000	District of Columbia, Federal Highway Grant Anticipation Revenue Bonds, Series 2020, 5.000%, 12/01/32	12/29 at 100.00	AA	2,556,040
480	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B, 4.000%, 10/01/35	10/29 at 100.00	A-	503,083

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	District of Columbia (continued)
$ 1,635	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B, 4.000%, 10/01/38	10/29 at 100.00	A-	$1,697,555
2,000	Metropolitan Washington DC Airports Authority, District of Columbia, Airport System Revenue Bonds, Refunding Bonds, Series 2011C, 5.000%, 10/01/26 (AMT)	10/21 at 100.00	AA-	2,094,260
	Metropolitan Washington DC Airports Authority, District of Columbia, Airport System Revenue Bonds, Refunding Series 2018A:
8,470	5.000%, 10/01/33 (AMT)	10/28 at 100.00	AA-	10,084,467
3,000	5.000%, 10/01/34 (AMT)	10/28 at 100.00	AA-	3,557,970
3,000	5.000%, 10/01/35 (AMT)	10/28 at 100.00	AA-	3,543,330
3,500	Metropolitan Washington DC Airports Authority, District of Columbia, Airport System Revenue Bonds, Refunding Series 2019A, 5.000%, 10/01/34 (AMT)	10/29 at 100.00	AA-	4,218,760
28,185	Total District of Columbia			33,428,681
	Florida – 5.4%
	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
300	5.000%, 11/15/23	No Opt. Call	BBB	314,226
2,300	5.000%, 11/15/28	11/23 at 100.00	BBB	2,383,743
1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB	1,266,287
430	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/20 at 100.00	N/R	365,870
	Broward County, Florida, Port Facilities Revenue Bonds, Series 2019A:
4,345	5.000%, 9/01/44	9/29 at 100.00	A1	5,287,778
9,735	5.000%, 9/01/49	9/29 at 100.00	A1	11,398,906
6,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured (Pre-refunded 10/01/21)	10/21 at 100.00	AA (5)	6,341,940
	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin Academy Projects, Series 2020:
245	5.000%, 12/15/40, 144A	7/26 at 100.00	N/R	238,407
4,500	5.000%, 12/15/50, 144A	7/26 at 100.00	N/R	4,229,145
	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments Project, Series 2015A:
1,500	4.750%, 7/01/40	7/25 at 100.00	CCC+	976,020
1,380	5.000%, 7/01/50	7/25 at 100.00	CCC+	888,651
12,970	Capital Trust Agency, Florida, Revenue Bonds, Provision CARES Proton Therapy Center, Orlando Project, Series 2018, 7.500%, 6/01/48, 144A	6/28 at 100.00	N/R	13,467,789
	Capital Trust Agency, Florida, Revenue Bonds, Renaissance Charter School Project, Series 2019A:
500	4.000%, 6/15/29, 144A	6/26 at 100.00	N/R	474,785
565	5.000%, 6/15/39, 144A	6/26 at 100.00	N/R	536,852
610	5.000%, 6/15/49, 144A	6/26 at 100.00	N/R	563,372

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 7,060	Central Florida Expressway Authority, Revenue Bonds, Refunding Senior Lien Series 2016B, 4.000%, 7/01/39	7/26 at 100.00	A+	$7,729,147
910	Charlotte County Industrial Development Authority, Florida, Utility System Revenue Bonds, Town & Country Utilities Project, Series 2019, 5.000%, 10/01/49, 144A (AMT)	10/27 at 100.00	N/R	984,829
1,125	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	A	1,266,131
1,000	Coco Palms Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2016, 5.000%, 5/01/46	5/27 at 100.00	N/R	1,006,290
2,885	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.750%, 6/15/42	12/21 at 101.00	N/R	2,990,331
1,570	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A, 6.125%, 6/15/46, 144A	6/25 at 100.00	N/R	1,611,778
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2010A, 6.000%, 9/15/30	9/20 at 100.00	B+	1,007,720
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2012A:
585	5.500%, 6/15/22, 144A	No Opt. Call	N/R	591,956
500	6.000%, 6/15/32, 144A	6/22 at 100.00	N/R	503,940
1,100	6.125%, 6/15/43, 144A	6/22 at 100.00	N/R	1,099,197
2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2013A, 8.500%, 6/15/44	6/23 at 100.00	N/R	2,214,240
1,500	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc Projects, Series 2014A, 6.125%, 6/15/44	6/24 at 100.00	N/R	1,528,980
	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
37,800	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	6/20 at 105.00	N/R	33,508,566
1,000	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	6/20 at 105.00	N/R	884,330
	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Jacksonville University Project, Series 2018A-1:
450	4.500%, 6/01/33, 144A	6/28 at 100.00	N/R	431,527
550	4.750%, 6/01/38, 144A	6/28 at 100.00	N/R	522,340
6,800	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A, 5.000%, 4/01/27	4/22 at 100.00	A-	7,187,804
	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Rollins College Project, Series 2012A:
1,210	5.000%, 12/01/30	12/22 at 100.00	A2	1,322,240
1,000	5.000%, 12/01/31	12/22 at 100.00	A2	1,093,310
3,000	5.000%, 12/01/37	12/22 at 100.00	A2	3,264,300
	Florida State Board of Education, Public Education Capital Outlay Bonds, Refunding Series 2020A:
3,025	3.000%, 6/01/34	6/30 at 100.00	AAA	3,257,108
3,115	3.000%, 6/01/35	6/30 at 100.00	AAA	3,339,654
3,205	3.000%, 6/01/36	6/30 at 100.00	AAA	3,422,459

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 840	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 5.000%, 5/01/46	5/26 at 100.00	N/R	$827,921
3,130	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Senior Lien Series 2015A, 5.000%, 10/01/44 (AMT)	10/24 at 100.00	AA-	3,441,623
	Jacksonville, Florida, Special Revenue Bonds, Refunding Series 2017A:
6,285	5.250%, 10/01/42	10/27 at 100.00	AA	7,688,503
3,930	5.250%, 10/01/47	10/27 at 100.00	AA	4,779,666
665	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	5/20 at 100.00	BB-	665,047
	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
875	5.500%, 6/15/32	6/22 at 100.00	BB-	875,822
1,375	5.750%, 6/15/42	6/22 at 100.00	BB-	1,346,194
6,875	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin Memorial Medical Center, Series 2015, 5.000%, 11/15/45 (Pre-refunded 11/15/24)	11/24 at 100.00	N/R (5)	8,042,100
	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013:
885	3.950%, 12/15/21 (AMT), 144A	6/20 at 100.00	A-	888,894
9,500	4.200%, 12/15/25 (AMT), 144A	6/20 at 100.00	A-	9,537,525
6,340	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured	2/24 at 100.00	AA	7,076,835
7,405	Miami Beach, Florida, Stormwater Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/47	9/22 at 100.00	AA-	8,024,947
860	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Nicklaus Children's Hospital, Refunding Series 2017, 5.000%, 8/01/36	8/27 at 100.00	A+	1,030,203
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1:
1,250	5.375%, 10/01/35 (Pre-refunded 10/01/20)	10/20 at 100.00	N/R (5)	1,276,362
335	5.375%, 10/01/35 (Pre-refunded 10/01/20)	10/20 at 100.00	A (5)	342,065
12,195	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/38 (AMT)	10/25 at 100.00	A	13,588,157
	Miami-Dade County, Florida, General Obligation Bonds, Public Health Trust Program Series 2018A:
6,990	5.000%, 7/01/46	7/29 at 100.00	AA	8,423,859
7,575	5.000%, 7/01/47	7/29 at 100.00	AA	9,120,376
22,160	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42 (Pre-refunded 10/01/22)	10/22 at 100.00	AA- (5)	24,323,481
7,500	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc, Series 2019A, 5.000%, 10/01/47	4/29 at 100.00	A+	8,645,550

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Orange County Health Facilities Authority, Florida, Revenue Bond, Mayflower Retirement Center, Refunding Series 2012:
$ 550	4.500%, 6/01/27	6/21 at 100.00	BBB	$553,883
625	5.000%, 6/01/32	6/21 at 100.00	BBB	630,937
750	5.000%, 6/01/36	6/21 at 100.00	BBB	756,112
875	5.125%, 6/01/42	6/21 at 100.00	BBB	881,081
325	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Series 2019A-1, 5.000%, 10/01/49	10/29 at 100.00	BBB+	394,154
	Pinellas County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Drs Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc, Project, Series 2019:
615	5.000%, 7/01/29	No Opt. Call	N/R	633,345
180	5.000%, 7/01/39	7/29 at 100.00	N/R	180,648
5,095	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperatice, Inc Project, Refunding Series 2018B, 5.000%, 3/15/42	5/28 at 100.00	A-	6,068,960
1,006	Riverbend West Community Development District, Hilsborough County, Florida, Special Assessment Bonds, Series 2016, 5.000%, 5/01/46	5/27 at 100.00	N/R	1,022,750
	Seminole County Industrial Development Authority, Florida, Retirement Facility Revenue Bonds, Legacy Pointe At UCF Project, Series 2019A:
5,000	5.250%, 11/15/39	11/26 at 103.00	N/R	4,149,700
1,015	5.500%, 11/15/49	11/26 at 103.00	N/R	831,173
	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017:
5,000	5.000%, 8/15/31	8/27 at 100.00	AA-	6,098,600
3,655	5.000%, 8/15/47	8/27 at 100.00	AA-	4,183,111
500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.000%, 7/01/29	1/24 at 100.00	A-	555,945
35	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	37,211
210	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (6)	5/22 at 100.00	N/R	165,270
170	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (9)	5/20 at 100.00	N/R	2
475	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (9)	5/20 at 100.00	N/R	5
435	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (6)	5/20 at 100.00	N/R	376,784
270	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (6)	5/20 at 100.00	N/R	183,195
290	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (9)	5/20 at 100.00	N/R	3
250	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1, 6.125%, 5/01/42	5/22 at 100.00	N/R	258,943

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,495	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2, 5.500%, 5/01/34	5/22 at 100.00	N/R	$1,527,815
	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Refunding Series 2017:
2,380	5.000%, 10/15/42	10/27 at 100.00	A+	2,708,321
3,000	5.000%, 10/15/47	10/27 at 100.00	A+	3,387,570
13,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc Project, Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A-	14,509,820
	Wynnmere East Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016:
470	5.125%, 5/01/36	5/28 at 100.00	N/R	468,867
930	5.500%, 5/01/46	5/28 at 100.00	N/R	954,896
284,591	Total Florida			300,966,179
	Georgia – 0.8%
	Atlanta Development Authority, Georgia, Senior Health Care Facilities Revenue Bonds, Georgia Proton Treatment Center Project, Current Interest Series 2017A-1:
2,500	6.750%, 1/01/35	1/28 at 100.00	N/R	2,674,575
1,000	7.000%, 1/01/40	1/28 at 100.00	N/R	1,074,270
2,000	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Subordinate Lien Series 2019D, 4.000%, 7/01/39 (AMT)	7/29 at 100.00	AA-	2,140,540
10,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2011, 5.750%, 10/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	A+ (5)	10,465,000
	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Series 2019A:
1,250	5.000%, 1/01/35	7/28 at 100.00	A	1,439,912
700	5.000%, 1/01/36	7/28 at 100.00	A	803,705
940	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993BB, 5.250%, 1/01/25 – NPFG Insured	No Opt. Call	A1	1,008,404
1,000	Lavonia Hospital Authority, Georgia, Revenue Anticipation Certificates, Ty Cobb Regional Medical Center , Series 2010, 6.000%, 12/01/40 – AGM Insured (Pre-refunded 12/01/20)	12/20 at 100.00	AA (5)	1,032,240
	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2007A:
960	5.000%, 3/15/22	No Opt. Call	A+	1,012,426
1,000	5.500%, 9/15/28	No Opt. Call	A+	1,212,240
3,170	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019C, 4.000%, 3/01/50 (Mandatory Put 9/01/26)	6/26 at 100.50	A3	3,304,598
5,000	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2016A, 5.000%, 1/01/28	7/26 at 100.00	A2	5,645,400
1,590	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa1	1,644,155
13,120	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/44	4/24 at 100.00	A+	14,153,069
44,230	Total Georgia			47,610,534

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Guam – 0.1%
$ 1,020	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	BB	$1,025,895
2,000	Guam Government Department of Education, Certificates of Participation, John F Kennedy High School Project, Series 2010A, 6.625%, 12/01/30	12/20 at 100.00	B+	2,035,980
1,005	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A- (5)	1,016,025
965	Guam Government, General Obligation Bonds, Series 2019, 5.000%, 11/15/31 (AMT)	5/29 at 100.00	Ba1	971,427
1,610	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (AMT)	10/23 at 100.00	BBB+	1,686,459
6,600	Total Guam			6,735,786
	Hawaii – 0.1%
1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	AA-	1,614,060
1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB	1,022,390
4,545	Hawaii State, Airport System Revenue Bonds, Series 2015A, 5.000%, 7/01/45 (AMT)	7/25 at 100.00	AA-	5,008,999
7,045	Total Hawaii			7,645,449
	Idaho – 0.2%
	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016:
2,300	3.500%, 9/01/33	9/26 at 100.00	BB+	2,315,341
205	5.000%, 9/01/37	9/26 at 100.00	BB+	228,987
	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke's Health System Project, Series 2018A:
2,435	5.000%, 3/01/36	9/28 at 100.00	A-	2,918,932
2,250	5.000%, 3/01/37	9/28 at 100.00	A-	2,686,410
2,000	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Idaho Arts Charter School, Inc Project, Refunding Series 2016A, 5.000%, 12/01/38	12/26 at 100.00	BBB-	2,120,060
9,190	Total Idaho			10,269,730
	Illinois – 6.9%
1,330	Adams County School District 172, Quincy, Illinois, General Obligation Bonds, School Series 2017, 5.000%, 2/01/36 – AGM Insured	2/27 at 100.00	AA	1,561,673
	Bensenville, Illinois, General Obligation Bonds, Series 2011A:
1,295	5.000%, 12/15/30 – AGM Insured (Pre-refunded 12/15/21)	12/21 at 100.00	AA (5)	1,379,952
705	5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA	748,139
	Champaign, Illinois, General Obligation Sales Tax Bonds, Public Safety Series 1999:
1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	Baa2	1,196,658
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	Baa2	1,419,763
67,800	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	72,104,622
625	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2012A, 5.000%, 12/01/42	12/22 at 100.00	BB	623,237
1,215	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Project Series 2015C, 5.250%, 12/01/39	12/24 at 100.00	BB	1,229,944

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 4,505	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017H, 5.000%, 12/01/36	12/27 at 100.00	BB	$4,548,698
35,090	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	BB	38,554,787
2,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	2,203,299
1,414	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, River Point Plaza Redevelopment Project, Series 2018, 4.835%, 4/15/28, 144A	1/23 at 100.00	N/R	1,404,060
3,180	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Series 2015C, 5.000%, 1/01/46 (AMT)	1/25 at 100.00	A	3,442,668
900	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A, 5.000%, 1/01/35	1/24 at 100.00	BBB+	910,341
8,805	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	9,468,545
920	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B, 5.500%, 1/01/33	1/25 at 100.00	BBB+	959,054
13,760	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D, 5.500%, 1/01/40	1/25 at 100.00	BBB+	14,200,045
	Chicago, Illinois, General Obligation Bonds, Project Series 2011A:
400	5.250%, 1/01/35	1/21 at 100.00	BBB+	392,008
1,035	5.000%, 1/01/40	1/21 at 100.00	BBB+	1,015,821
1,000	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/33	1/22 at 100.00	BBB+	1,006,830
7,545	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E, 5.500%, 1/01/42	1/25 at 100.00	BBB+	7,769,615
1,320	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 1/01/25	1/22 at 100.00	BBB+	1,334,494
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
2,260	5.000%, 1/01/24	No Opt. Call	BBB+	2,312,409
935	5.000%, 1/01/25	No Opt. Call	BBB+	961,292
2,500	5.000%, 1/01/29	1/26 at 100.00	BBB+	2,568,075
705	5.000%, 1/01/35	1/26 at 100.00	BBB+	716,907
2,175	5.000%, 1/01/38	1/26 at 100.00	BBB+	2,198,338
5,485	Chicago, Illinois, General Obligation Bonds, Refunding Series 2020A, 5.000%, 1/01/27	No Opt. Call	BBB+	5,684,654
2,200	Chicago, Illinois, General Obligation Bonds, Series 2015A, 5.500%, 1/01/39	1/25 at 100.00	BBB+	2,272,314
715	Chicago, Illinois, General Obligation Bonds, Variable Rate Demand Series 2007F, 5.500%, 1/01/42	1/25 at 100.00	BBB+	736,286
4,440	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	A+	4,473,433
2,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.750%, 10/15/40	10/20 at 100.00	BB	2,037,400
	DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago and Boone Counties Community College District 523, Illinois, General Obligation Bonds, Kishwaukee Community College, Series 2011B:
1,000	0.000%, 2/01/35 (Pre-refunded 2/01/21)	2/21 at 38.17	AA- (5)	377,910
750	0.000%, 2/01/36 (Pre-refunded 2/01/21)	2/21 at 35.47	AA- (5)	263,438

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 5,000	Illinois Finance Authority Revenue Bonds, OSF Healthcare System, Refunding Series 2018A, 4.125%, 5/15/47	11/28 at 100.00	A	$5,519,500
1,400	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 7.125%, 10/01/41	10/21 at 100.00	BB+	1,446,284
2,195	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	AA+	2,499,995
	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc, Refunding Series 2010:
710	6.125%, 5/15/27 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (5)	714,182
1,290	6.125%, 5/15/27	5/20 at 100.00	BBB-	1,292,670
3,895	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 4.250%, 5/15/43 (Pre-refunded 5/15/22)	5/22 at 100.00	A1 (5)	4,115,885
10,810	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016, 5.000%, 12/01/40	6/26 at 100.00	A3	12,319,833
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A:
265	6.000%, 5/15/39	5/20 at 100.00	A	266,717
1,635	6.000%, 5/15/39 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (5)	1,643,077
10,715	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/45	11/25 at 100.00	A	12,167,847
1,545	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA-	1,550,778
895	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 5.500%, 7/01/28	7/23 at 100.00	A-	992,448
20	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 4.000%, 11/15/39	5/25 at 100.00	AA-	21,301
1,105	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/35	8/25 at 100.00	Baa1	1,255,832
4,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41	8/21 at 100.00	AA-	4,209,480
	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B:
470	5.000%, 8/15/26 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (5)	476,716
930	5.000%, 8/15/26	8/20 at 100.00	AA-	942,527
1,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21)	2/21 at 100.00	AA- (5)	1,556,265
4,000	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized - Lifelink Developments, Series 2006, 4.850%, 4/20/41 (AMT) (UB) (7)	6/20 at 100.00	AA+	4,006,320
7,335	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.250%, 6/15/31 – AGM Insured	6/24 at 100.00	AA	8,364,100
8,000	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/30	1/26 at 100.00	BBB	8,227,920
5,000	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/27	5/24 at 100.00	BBB	5,155,350
5,325	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/24	No Opt. Call	BBB	5,593,540

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois State, General Obligation Bonds, Series 2012A:
$ 5,520	5.000%, 3/01/25	3/22 at 100.00	BBB	$5,636,086
5,910	5.000%, 3/01/26	3/22 at 100.00	BBB	6,019,690
500	5.000%, 3/01/27	3/22 at 100.00	BBB	507,655
1,440	Illinois State, General Obligation Bonds, Series 2013, 5.250%, 7/01/28	7/23 at 100.00	BBB	1,480,608
5,000	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 5.000%, 6/15/28	6/21 at 100.00	A-	5,056,550
3,000	Lombard Public Facilities Corporation, Illinois, Conference Center and Hotel Revenue Bonds, First Tier Series 2005A-2, 5.500%, 1/01/30, 144A	5/20 at 100.00	N/R	2,667,780
875	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012A, 5.000%, 6/15/42 – NPFG Insured	6/22 at 100.00	BBB	876,015
1,280	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 6/15/23	6/22 at 100.00	BBB	1,296,538
5,400	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B, 5.000%, 6/15/52	12/25 at 100.00	BBB	5,305,122
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2020A:
10,585	4.000%, 6/15/50	12/29 at 100.00	BBB	9,666,116
5,000	4.000%, 6/15/50 – BAM Insured	12/29 at 100.00	AA	5,096,100
1,225	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 5.000%, 6/15/53	12/25 at 100.00	BBB	1,203,477
8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	Baa2	7,767,879
10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AA	5,908,200
1,841	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/34 – AGM Insured	3/24 at 100.00	AA	2,015,564
845	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 4.750%, 10/01/29	10/22 at 100.00	Baa1	879,248
3,890	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.250%, 6/01/21	No Opt. Call	A	4,054,586
4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA+	5,568,240
3,000	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Second Lien Series 2020A, 5.000%, 1/01/30	No Opt. Call	AA-	3,554,250
1,000	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Series 2018A, 5.000%, 1/01/36	1/28 at 100.00	AA-	1,135,600
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
15,530	4.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	16,448,289
3,485	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	3,935,750
5,000	University of Illinois, Auxiliary Facilities System Revenue Bonds, Series 2013A, 4.000%, 4/01/32	4/23 at 100.00	A1	5,211,750

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 7,405	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A-	$ 8,164,605
370,770	Total Illinois			385,870,974
	Indiana – 2.5%
695	Chesterton, Indiana, Economic Development Revenue Bonds, Storypoint Chesterton Project, Series 2016, 6.250%, 1/15/43, 144A	1/24 at 104.00	N/R	662,523
5,215	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A, 5.250%, 10/15/20	No Opt. Call	A+	5,302,925
1,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc, Series 2009A, 6.625%, 10/01/29	5/20 at 100.00	B	1,401,190
	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Indiana Inc Project, Series 2016:
2,475	7.000%, 12/01/34, 144A	12/24 at 100.00	N/R	2,474,678
4,920	7.250%, 12/01/44, 144A	12/24 at 100.00	N/R	4,896,925
	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Northwest Indiana Inc Project, Series 2016:
3,710	7.000%, 12/01/34, 144A	12/24 at 100.00	N/R	3,679,355
6,075	7.250%, 12/01/44, 144A	12/24 at 100.00	N/R	5,944,570
5,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Rose Hulman Institute Of Technology Project, Series 2018, 4.000%, 6/01/44	12/28 at 100.00	A1	5,437,100
1,640	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University Project, Series 2014, 5.000%, 10/01/39	10/24 at 100.00	Baa1	1,764,755
3,000	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project, Series 2012A, 5.000%, 7/01/36	7/21 at 100.00	A+	3,100,710
6,495	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health, Series 2018A, 5.000%, 11/01/43	11/28 at 100.00	AA-	7,862,132
9,215	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (AMT)	7/23 at 100.00	A-	9,150,864
15,205	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, First Lien Green Series 2016A, 5.000%, 10/01/46	10/26 at 100.00	AA	17,665,321
8,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/40	10/24 at 100.00	AA	9,133,760
2,200	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-7, 5.000%, 11/15/46	11/26 at 100.00	AA+	2,542,892
	Indianapolis Local Public Improvement Bond Bank, Indiana, Community Justice Campus Bonds, Courthouse & Jail Project, Series 2019A:
6,490	5.000%, 2/01/44	2/29 at 100.00	AAA	7,886,778
23,520	5.000%, 2/01/49	2/29 at 100.00	AAA	28,154,146
3,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Bonds, Fieldhouse Project, Series 2019B, 1.450%, 6/01/21	6/20 at 100.00	N/R	3,000,120

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
$ 1,530	5.000%, 4/01/26	4/22 at 100.00	Ba1	$1,601,803
1,400	5.000%, 4/01/27	4/22 at 100.00	Ba1	1,464,134
1,560	5.000%, 4/01/29	4/22 at 100.00	Ba1	1,628,936
	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013:
275	5.875%, 1/01/24 (AMT)	No Opt. Call	N/R	279,826
9,185	7.000%, 1/01/44 (AMT)	1/24 at 100.00	N/R	9,550,379
5,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc, Series 2011, 8.000%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (5)	5,472,950
127,205	Total Indiana			140,058,772
	Iowa – 0.7%
2,275	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (5)	2,292,085
4,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health, Series 2016E, 4.000%, 8/15/46	2/26 at 100.00	AA-	4,221,920
2,980	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22	12/20 at 103.00	BB-	2,797,564
5,375	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB-	5,502,119
3,920	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	BB-	3,998,518
1,015	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	4/20 at 104.00	BB-	1,026,043
15,765	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Senior Lien Series 2018A, 3.750%, 12/01/33 (AMT)	12/26 at 100.00	A	16,335,535
2,045	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	5/20 at 100.00	B-	1,989,049
37,375	Total Iowa			38,162,833
	Kansas – 0.1%
	Hutchinson, Kansas, Hospital Facilities Revenue Bonds, Hutchinson Regional Medical Center, Inc, Series 2016:
1,500	5.000%, 12/01/36	12/26 at 100.00	Ba1	1,687,905
1,320	5.000%, 12/01/41	12/26 at 100.00	Ba1	1,471,879
730	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	5/20 at 100.00	BBB	731,723
3,550	Total Kansas			3,891,507
	Kentucky – 2.0%
230	Ashland, Kentucky, Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a King's Daughters Medical Center Project, Refunding Series 2019, 4.000%, 2/01/35	2/30 at 100.00	BBB-	249,902

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	Kentucky Bond Development Corporation, Transient Room Tax Revenue Bonds, Lexington Center Corporation Project, Series 2018A:
$ 2,545	5.000%, 9/01/43	9/28 at 100.00	A2	$3,048,859
2,600	5.000%, 9/01/48	9/28 at 100.00	A2	3,090,256
6,345	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.000%, 8/15/42	8/21 at 100.00	A	6,584,778
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010A:
2,500	5.750%, 6/01/25 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa3 (5)	2,518,675
2,480	6.000%, 6/01/30 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa3 (5)	2,499,319
2,630	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc, Series 2017A, 5.000%, 12/01/45 – AGM Insured	12/27 at 100.00	AA	3,078,547
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
5,655	5.000%, 7/01/37	7/25 at 100.00	BBB+	5,735,414
2,050	5.000%, 1/01/45	7/25 at 100.00	BBB+	2,047,663
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 119, Series 2018:
2,000	5.000%, 5/01/35	5/28 at 100.00	A1	2,288,180
2,500	5.000%, 5/01/36	5/28 at 100.00	A1	2,851,300
4,000	5.000%, 5/01/37	5/28 at 100.00	A1	4,550,600
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 122, Series 2019A:
1,000	4.000%, 11/01/35	11/28 at 100.00	A1	1,114,070
1,250	4.000%, 11/01/36	11/28 at 100.00	A1	1,388,450
3,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2016A, 3.000%, 5/15/35	11/25 at 100.00	AA	3,125,880
	Louisville/Jefferson County Metro Government, Kentucky, Health System Revenue Bonds, Norton Healthcare Inc, Series 2016A:
5,735	5.000%, 10/01/31	10/26 at 100.00	A+	6,852,866
2,785	4.000%, 10/01/35	10/26 at 100.00	A+	3,078,121
5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	N/R	5,174,150
12,750	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48 (Mandatory Put 4/01/24)	1/24 at 100.37	A3	13,186,050
35,940	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2019C-1, 4.000%, 2/01/50 (Mandatory Put 2/01/28)	11/27 at 100.47	A	37,766,471
1,635	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 2.550%, 11/01/27 (Mandatory Put 5/03/21) (AMT)	No Opt. Call	A1	1,650,761
104,630	Total Kentucky			111,880,312
	Louisiana – 0.6%
25,965	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36, 144A (AMT)	7/23 at 100.00	N/R	27,053,453

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (5)	$1,058,160
2,030	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015, 5.000%, 5/15/47	5/25 at 100.00	A3	2,333,241
1,050	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A	1,179,538
1,135	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Junior Lien Series 2019B, 4.000%, 12/01/49 – AGM Insured	12/28 at 100.00	AA	1,255,140
31,180	Total Louisiana			32,879,532
	Maine – 0.3%
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,000	6.750%, 7/01/36	7/21 at 100.00	BB	2,114,780
10,390	6.750%, 7/01/41	7/21 at 100.00	BB	10,964,775
1,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,679,402
	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
460	5.000%, 7/01/26	7/23 at 100.00	A-	504,316
1,000	5.000%, 7/01/27	7/23 at 100.00	A-	1,095,010
15,515	Total Maine			16,358,283
	Maryland – 0.8%
15,185	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2019, 3.000%, 10/01/34	10/27 at 100.00	AAA	16,115,992
	Maryland Economic Development Corporation Economic Development Revenue Bonds, Terminal Project, Series 2019A:
450	5.000%, 6/01/44 (AMT)	6/29 at 100.00	Baa3	480,884
900	5.000%, 6/01/49 (AMT)	6/29 at 100.00	Baa3	954,531
14,350	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2015, 5.000%, 8/15/42 (UB) (7)	2/25 at 100.00	A	16,087,929
8,390	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2016, 5.000%, 5/01/41	5/26 at 100.00	AA	9,689,191
39,275	Total Maryland			43,328,527
	Massachusetts – 2.0%
8,620	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Capital Appreciation Series 2016A, 0.000%, 7/01/32	7/26 at 85.54	AA	6,551,114
	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Refunding Senior Lien Series 2019A:
9,000	5.000%, 1/01/33	1/29 at 100.00	A+	11,532,150
7,000	5.000%, 1/01/34	1/29 at 100.00	A+	8,944,040
2,145	5.000%, 1/01/35	1/29 at 100.00	A+	2,731,271
1,000	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc Issue, Series 2017, 5.000%, 10/01/57, 144A	10/22 at 105.00	BB+	971,970

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 4,350	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 0.000%, 10/15/37 (9)	5/20 at 100.00	N/R	$3,262,500
	Massachusetts Development Finance Agency, Revenue Bonds, Beth Israel Lahey Health Issue, Series 2019K:
1,315	5.000%, 7/01/31	7/29 at 100.00	A	1,621,750
1,250	5.000%, 7/01/32	7/29 at 100.00	A	1,537,600
	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E:
1,200	5.000%, 7/01/35	7/26 at 100.00	BBB	1,380,876
5,590	5.000%, 7/01/37	7/26 at 100.00	BBB	6,402,954
10,410	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2016A, 5.000%, 1/01/47	1/27 at 100.00	BBB+	11,493,785
1,500	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A, 5.000%, 10/01/43	10/26 at 100.00	Baa2	1,613,370
1,035	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 4.875%, 1/01/24	1/23 at 100.00	BBB	1,074,082
	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A:
2,500	5.000%, 7/01/39	1/29 at 100.00	BBB+	2,898,975
10,165	5.000%, 7/01/44	1/29 at 100.00	BBB+	11,455,345
	Massachusetts Development Finance Agency, Revenue Bonds, Woods Hole Oceanographic Institution, Series 2018:
3,490	5.000%, 6/01/43	6/28 at 100.00	AA-	4,213,791
6,210	5.000%, 6/01/48	6/28 at 100.00	AA-	7,438,276
18,045	Massachusetts Port Authority, Revenue Bonds, Refunding Series 2016B, 5.000%, 7/01/43 (AMT)	7/26 at 100.00	AA	20,457,255
3,010	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016A, 5.000%, 3/01/46	3/24 at 100.00	Aa1	3,360,876
5,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2017F, 5.000%, 11/01/43	11/27 at 100.00	Aa1	6,021,150
102,835	Total Massachusetts			114,963,130
	Michigan – 1.2%
4,425	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	A+	4,227,556
800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, WA Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 – AGM Insured (Pre-refunded 6/01/20)	6/20 at 100.00	AA (5)	805,200
5,505	Lansing Community College, Michigan, General Obligation Bonds, College Building & Site, Limited Tax Series 2019, 3.000%, 5/01/49	5/29 at 100.00	AA	5,684,573
2,485	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of Wayne Criminal Justice Center Project, Senior Lien Series 2018, 5.000%, 11/01/43	11/28 at 100.00	Aa3	3,014,554

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
	Michigan Finance Authority, Hospital Revenue Bonds, McLaren Health Care, Refunding Series 2019A:
$ 16,670	4.000%, 2/15/47	8/29 at 100.00	AA-	$18,151,796
8,570	4.000%, 2/15/50	8/29 at 100.00	AA-	9,265,370
	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2016MI:
145	5.000%, 12/01/45 (Pre-refunded 6/01/26)	6/26 at 100.00	N/R (5)	175,911
9,970	5.000%, 12/01/45	6/26 at 100.00	AA-	11,295,910
140	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 6.125%, 5/01/21	5/20 at 100.00	BBB-	140,218
	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011:
205	6.000%, 10/01/21	No Opt. Call	B	198,364
500	7.000%, 10/01/31	10/21 at 100.00	B	459,700
1,000	7.000%, 10/01/36	10/21 at 100.00	B	882,690
1,550	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA	1,573,359
1,250	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	5/20 at 100.00	BBB-	1,252,050
1,195	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	5/20 at 100.00	N/R	1,106,666
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A:
750	5.375%, 10/15/41	10/21 at 100.00	Aa2	798,030
2,000	5.500%, 10/15/45	10/21 at 100.00	Aa2	2,131,240
5,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/39	3/24 at 100.00	A+	5,579,750
62,160	Total Michigan			66,742,937
	Minnesota – 0.8%
310	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 4.000%, 8/01/41	8/26 at 100.00	BB+	269,238
	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A:
150	5.000%, 7/01/36	7/24 at 102.00	N/R	145,923
270	5.000%, 7/01/47	7/24 at 102.00	N/R	251,389
4,050	City of Milaca, Minnesota Refunding Revenue Bonds, Grandview Christian Home Project, Series 2016, 5.000%, 10/01/51	10/24 at 102.00	N/R	3,588,948
	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc, Refunding Series 2015:
250	5.250%, 1/01/40	1/23 at 100.00	N/R	214,005
675	5.250%, 1/01/46	1/23 at 100.00	N/R	558,475

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A:
$ 1,555	5.000%, 8/01/46, 144A	8/22 at 100.00	N/R	$1,545,872
1,250	5.000%, 8/01/51, 144A	8/22 at 100.00	N/R	1,222,812
2,575	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 5.000%, 11/01/47	11/26 at 100.00	BB	2,417,487
3,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	2,953,440
2,250	Minnesota Higher Education Facilities Authority, Revenue Bonds, Saint Catherine University, Refunding Series 2018A, 5.000%, 10/01/45	10/28 at 100.00	Baa1	2,434,117
500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2016A, 4.125%, 9/01/47	9/24 at 102.00	BBB-	500,650
16,825	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37, 144A (AMT)	10/22 at 100.00	BBB-	16,078,475
	St Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc, Series 2015A:
2,500	5.000%, 11/15/27 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (5)	3,008,700
2,080	5.250%, 11/15/28 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (5)	2,132,333
535	5.250%, 11/15/35 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (5)	548,461
235	5.000%, 11/15/44 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (5)	282,818
3,750	Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds, Series 2014A, 5.000%, 1/01/46 (Pre-refunded 1/01/24)	1/24 at 100.00	Aa3 (5)	4,269,075
42,760	Total Minnesota			42,422,218
	Mississippi – 0.2%
5,000	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA	5,575,950
3,430	University of Mississippi Educational Building Corporation, Revenue Bonds, Facilities Refinancing Project, Refunding Series 2019A, 3.000%, 10/01/34	10/29 at 100.00	Aa2	3,657,512
8,430	Total Mississippi			9,233,462
	Missouri – 2.3%
3,185	Bi-State Development Agency, Bi-State MetroLink District, Missouri, St Clair County Metrolink Extension Project Bonds, Refunding Series 2006, 5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA	3,999,914
2,205	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	5/20 at 100.00	A-	2,209,388
2,500	Jackson County Reorganized School District 4, Blue Springs, Missouri, General Obligation Bonds, School Building Series 2018A, 6.000%, 3/01/38	3/29 at 100.00	AA+	3,393,325
5,000	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019A, 5.000%, 3/01/44 (AMT)	3/29 at 100.00	A	5,599,800

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B:
$ 18,000	5.000%, 3/01/46 (AMT)	3/29 at 100.00	A	$20,073,240
2,000	5.000%, 3/01/54 (AMT)	3/29 at 100.00	A	2,213,220
2,475	5.000%, 3/01/55 – AGM Insured (AMT)	3/29 at 100.00	AA	2,776,975
15,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998B, 2.900%, 9/01/33	7/27 at 102.00	A	15,910,800
8,935	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	1/25 at 100.00	AA	9,606,644
1,250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 6.000%, 2/01/41	2/21 at 100.00	BBB	1,271,987
10,594	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2016D, 3.400%, 11/01/46	11/25 at 100.00	AA+	11,041,774
4,139	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2017C, 3.300%, 12/01/47	2/27 at 100.00	AA+	4,331,116
2,250	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/28	1/25 at 100.00	A	2,607,547
15,100	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2015A, 4.000%, 1/01/35	1/26 at 100.00	A	16,327,177
	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2010A:
5,000	0.000%, 7/15/31 – AGC Insured	No Opt. Call	AA	3,802,950
7,000	0.000%, 7/15/32 – AGC Insured	No Opt. Call	AA	5,169,010
6,250	0.000%, 7/15/33 – AGC Insured	No Opt. Call	AA	4,464,625
7,000	0.000%, 7/15/34 – AGC Insured	No Opt. Call	AA	4,838,960
6,000	0.000%, 7/15/35 – AGC Insured	No Opt. Call	AA	4,006,320
2,000	0.000%, 7/15/36 – AGC Insured	No Opt. Call	AA	1,291,460
1,288	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	9/20 at 100.00	N/R	1,229,976
1,377	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	5/20 at 100.00	N/R	780,470
128,548	Total Missouri			126,946,678
	Montana – 0.3%
2,505	Montana Facilities Finance Authority, Montana, Health Facilities Revenue Bonds, Bozeman Deaconess Health Services Obligated Group, Series 2018, 5.000%, 6/01/48	6/28 at 100.00	A	2,977,919
1,910	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell Regional Medical Center, Series 2018B, 5.000%, 7/01/43	7/28 at 100.00	BBB	2,173,370
9,130	Montana Facility Finance Authority, Revenue Bonds, Billings Clinic Obligated Group, Series 2018A, 5.000%, 8/15/48	8/28 at 100.00	AA-	11,020,092
13,545	Total Montana			16,171,381
	Nebraska – 0.8%
3,075	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding Crossover Series 2017A, 5.000%, 9/01/30	No Opt. Call	A	3,654,330

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
$ 4,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	$4,288,200
1,740	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A	1,971,629
	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Refunding Series 2016A:
18,465	5.000%, 2/01/46 (UB) (7)	2/26 at 100.00	A+	21,298,270
10,000	5.000%, 2/01/49 (UB) (7)	2/26 at 100.00	A+	11,436,200
37,280	Total Nebraska			42,648,629
	Nevada – 1.3%
	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project, Series 2017A:
265	5.000%, 9/01/29	9/27 at 100.00	A-	319,145
750	5.000%, 9/01/30	9/27 at 100.00	A-	900,780
730	5.000%, 9/01/32	9/27 at 100.00	A-	872,554
1,965	5.000%, 9/01/42	9/27 at 100.00	A-	2,293,627
1,150	5.000%, 9/01/47	9/27 at 100.00	A-	1,336,243
13,600	Clark County, Nevada, General Obligation Bonds, Stadium Improvement, Limited Tax Additionally Secured by Pledged Revenues, Series 2018A, 5.000%, 5/01/48	6/28 at 100.00	AA+	16,517,336
10,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2019E, 5.000%, 7/01/30	7/29 at 100.00	Aa3	12,215,200
4,765	Director of Nevada State Department of Business & Industry, Environmental Improvement Revenue Bonds, Fulcrum Sierra Holdings LLC, Green Series 2019, 5.750%, 2/15/38, 144A (AMT)	8/29 at 100.00	N/R	4,114,625
	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,125	4.000%, 9/01/25	No Opt. Call	N/R	1,114,166
1,800	4.000%, 9/01/35	9/26 at 100.00	N/R	1,623,834
2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	AA+	2,603,925
20,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Water Improvement Series 2016A, 5.000%, 6/01/46 (UB) (7)	6/26 at 100.00	AA+	22,876,000
	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013:
85	4.000%, 6/01/20	No Opt. Call	N/R	85,052
680	4.000%, 6/01/21	No Opt. Call	N/R	682,781
310	5.000%, 6/01/23	No Opt. Call	N/R	319,790
200	4.250%, 6/01/24	6/23 at 103.00	N/R	200,818
1,750	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015, 5.000%, 12/01/31	12/25 at 100.00	N/R	1,795,745

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nevada (continued)
	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at Sparks Marina, Refunding Senior Series 2019A:
$ 470	2.500%, 6/15/24, 144A	No Opt. Call	Ba2	$454,805
790	2.750%, 6/15/28, 144A	No Opt. Call	Ba2	737,291
	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011:
20	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	20,963
25	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	26,204
365	5.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	AA (5)	382,812
63,345	Total Nevada			71,493,696
	New Hampshire – 0.3%
8,806	National Finance Authority, New Hampshire, Municipal Certificates Series 2020-1 Class A, 4.125%, 1/20/34	No Opt. Call	BBB	9,324,660
8,170	National Finance Authority, New Hampshire, Resource Recovery Revenue Bonds, Covanta Project, Refunding Series 2018C, 4.875%, 11/01/42, 144A (AMT)	7/23 at 100.00	B1	8,141,977
	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2018A:
1,000	5.000%, 8/01/34	2/28 at 100.00	A	1,216,960
725	5.000%, 8/01/36	2/28 at 100.00	A	876,924
18,701	Total New Hampshire			19,560,521
	New Jersey – 1.9%
4,510	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	4,842,928
1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	A3	1,434,978
3,215	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 4.000%, 7/01/34	7/27 at 100.00	BBB+	3,237,151
9,090	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2016AAA, 5.500%, 6/15/29	12/26 at 100.00	A-	10,103,989
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2019MMM:
2,580	4.000%, 6/15/35	12/29 at 100.00	A-	2,588,978
1,665	4.000%, 6/15/36	12/29 at 100.00	A-	1,664,767
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 1999:
1,000	5.125%, 9/15/23 (AMT)	8/22 at 101.00	BB-	1,000,000
1,650	5.250%, 9/15/29 (AMT)	8/22 at 101.00	BB-	1,641,750
2,255	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 2000A & 2000B, 5.625%, 11/15/30 (AMT)	3/24 at 101.00	BB-	2,243,748
835	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (5)	841,446

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 1,640	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of Technology Issue, Green Series 2020A, 4.000%, 7/01/50	7/30 at 100.00	BBB+	$1,547,898
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A, 5.000%, 7/01/31	7/26 at 100.00	AA	1,180,600
1,460	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	1,538,928
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Valley Health System Obligated Group, Series 2019:
1,000	4.000%, 7/01/35	7/29 at 100.00	A+	1,103,320
1,000	4.000%, 7/01/36	7/29 at 100.00	A+	1,099,510
1,000	4.000%, 7/01/37	7/29 at 100.00	A+	1,096,050
1,000	4.000%, 7/01/39	7/29 at 100.00	A+	1,089,570
1,030	4.000%, 7/01/44	7/29 at 100.00	A+	1,111,257
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
1,475	5.000%, 6/15/30	6/26 at 100.00	A+	1,630,952
1,035	5.000%, 6/15/31	6/26 at 100.00	A+	1,141,667
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A:
11,305	5.000%, 12/15/32	12/28 at 100.00	A-	12,217,427
6,000	5.000%, 12/15/33	12/28 at 100.00	A-	6,443,820
14,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019AA, 5.250%, 6/15/43	12/28 at 100.00	A-	14,944,860
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB:
9,000	4.000%, 6/15/36	12/28 at 100.00	A-	8,998,740
10,000	4.000%, 6/15/37	12/28 at 100.00	A-	9,949,700
3,175	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA	3,842,702
1,760	North Hudson Sewerage Authority, New Jersey, Gross Revenue Lease Certificates, Senior Lien Series 2012A, 5.000%, 6/01/23 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (5)	1,905,165
6,165	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	BB+	5,942,382
101,180	Total New Jersey			106,384,283
	New Mexico – 0.0%
3,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida Llena Project, Series 2010A, 5.875%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	BBB- (5)	3,031,320
	New York – 13.0%
11,125	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Refunding Series 2016A, 5.000%, 7/15/42	1/27 at 100.00	Ba1	11,245,372

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Charter School for Applied Technologies, Series 2017A:
$ 500	4.500%, 6/01/27	6/24 at 103.00	BBB	$529,285
250	5.000%, 6/01/35	6/24 at 103.00	BBB	269,430
1,440	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Series 2017, 5.000%, 1/01/47	1/27 at 100.00	A+	1,683,878
2,500	Build New York City Resource Corporation, New York, Revenue Bonds, Manhattan College, Series 2017, 5.000%, 8/01/47	8/27 at 100.00	A-	2,946,550
2,400	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc, Series 2015, 5.500%, 9/01/45, 144A	9/25 at 100.00	N/R	2,577,216
3,500	Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health System Obligated Group Series 2019A, 4.000%, 7/01/45	7/29 at 100.00	BBB+	3,715,915
8,145	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A-	9,274,141
4,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 – AGM Insured (Pre-refunded 7/01/20)	7/20 at 100.00	AA (5)	5,008,712
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
100	5.000%, 12/01/34, 144A	6/27 at 100.00	BBB-	114,329
300	5.000%, 12/01/36, 144A	6/27 at 100.00	BBB-	339,087
	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2019A:
10,300	5.000%, 10/01/28	10/27 at 100.00	Aa3	12,939,272
2,790	5.000%, 10/01/33	10/27 at 100.00	Aa3	3,458,456
4,450	Dormitory Authority of the State of New York, Revenue Bonds, State University of New York Dormitory Facilities, Series 2018A, 5.000%, 7/01/43	7/28 at 100.00	Aa3	5,459,304
	Dormitory Authority of the State of New York, Revenue Bonds, Teachers College, Series 2017:
500	5.000%, 7/01/29	7/27 at 100.00	A+	620,825
175	5.000%, 7/01/32	7/27 at 100.00	A+	215,934
7,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015E, 3.250%, 3/15/35	9/23 at 100.00	AA+	7,701,450
2,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019A Bidding Group 2,3,4, 5.000%, 3/15/36	3/29 at 100.00	Aa1	2,504,220
21,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019D, 4.000%, 2/15/47	2/30 at 100.00	Aa1	23,643,690
14,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018A, 5.000%, 3/15/38	3/28 at 100.00	AA+	17,141,740
	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018C:
8,000	5.000%, 3/15/36	3/28 at 100.00	AA+	9,861,360
10,000	5.000%, 3/15/37	3/28 at 100.00	AA+	12,288,300
1,365	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2017A, 6.240%, 2/01/47	2/27 at 100.00	N/R	1,389,106

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
$ 245	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (5)	$254,805
155	5.750%, 2/15/47	2/21 at 100.00	Aa2	160,379
6,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017, 5.000%, 9/01/42	9/27 at 100.00	A	7,635,095
	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A:
1,000	5.000%, 5/01/36 – AGM Insured (Pre-refunded 5/01/21)	5/21 at 100.00	AA (5)	1,042,760
1,980	5.000%, 5/01/38 (Pre-refunded 5/01/21)	5/21 at 100.00	A (5)	2,064,665
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2017A:
1,400	5.000%, 7/01/34	7/27 at 100.00	AA-	1,732,108
1,000	5.000%, 7/01/36	7/27 at 100.00	AA-	1,228,510
1,000	5.000%, 7/01/37	7/27 at 100.00	AA-	1,224,650
7,100	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2017, 5.000%, 12/01/46	12/26 at 100.00	A-	8,346,831
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann's Community Project, Series 2019:
1,120	4.000%, 1/01/30	1/26 at 103.00	N/R	1,018,170
1,215	5.000%, 1/01/40	1/26 at 103.00	N/R	1,127,083
	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
235	5.000%, 7/01/23	No Opt. Call	A-	261,884
300	5.000%, 7/01/24	No Opt. Call	A-	344,220
210	5.000%, 7/01/26	7/24 at 100.00	A-	239,914
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
3,000	3.163%, 10/01/37 (9)	5/20 at 100.00	N/R	2,310,000
1,000	3.231%, 10/01/46 (9)	5/20 at 100.00	N/R	770,000
715	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	5/20 at 100.00	AA	722,364
1,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series DD, 5.000%, 6/15/47	12/26 at 100.00	AA+	1,174,960
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series EE, 5.000%, 6/15/37	6/27 at 100.00	AA+	6,057,200
21,515	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2019 Series DD-2, 5.250%, 6/15/49	6/28 at 100.00	AA+	26,186,122
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2019 Series FF-2:
9,760	4.000%, 6/15/37	6/29 at 100.00	AA+	11,268,506
10,720	4.000%, 6/15/41	6/29 at 100.00	AA+	12,201,182
8,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series AA, 4.000%, 6/15/38	12/29 at 100.00	AA+	9,251,680

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 5,200	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series CC-1, 4.000%, 6/15/40	12/29 at 100.00	AA+	$5,967,780
8,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2020 Series CC-2, 4.000%, 6/15/41	12/29 at 100.00	AA+	9,158,960
3,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2018 Series Subseries S-4A, 5.000%, 7/15/33	7/28 at 100.00	AA	3,733,740
5,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2018, Series 2017S-1, 5.000%, 7/15/35	7/27 at 100.00	AA	6,053,750
22,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2019 Subseries S-3A, 5.000%, 7/15/35	7/28 at 100.00	AA	27,148,880
13,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2020 Subseries S-1B, 3.000%, 7/15/49	7/29 at 100.00	AA	13,255,450
4,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2, 5.000%, 7/15/36	7/25 at 100.00	AA	4,618,600
15,085	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S-1, 5.000%, 7/15/43	1/26 at 100.00	AA	17,229,333
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2019 Series A-1:
12,000	5.000%, 8/01/40	8/28 at 100.00	AAA	14,587,800
7,220	5.000%, 8/01/42	8/28 at 100.00	AAA	8,737,644
7,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2020 Subseries A-3, 3.000%, 5/01/45	5/29 at 100.00	AAA	7,129,990
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2020 Subseries B-1:
7,300	4.000%, 11/01/37	11/29 at 100.00	AAA	8,428,872
5,875	4.000%, 11/01/38	11/29 at 100.00	AAA	6,755,192
14,965	New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1, 5.000%, 3/01/44	3/28 at 100.00	Aa1	17,889,161
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series F-1:
7,000	5.000%, 4/01/39	4/28 at 100.00	Aa1	8,449,490
9,775	5.000%, 4/01/43	4/28 at 100.00	Aa1	11,729,804
5,000	5.000%, 4/01/45	4/28 at 100.00	Aa1	5,975,250
	New York City, New York, General Obligation Bonds, Fiscal 2019 Series D-1:
3,800	5.000%, 12/01/40	12/28 at 100.00	Aa1	4,635,924
13,695	5.000%, 12/01/44	12/28 at 100.00	Aa1	16,576,976
	New York City, New York, General Obligation Bonds, Fiscal 2020 Series A-1:
20,890	3.000%, 8/01/36	8/29 at 100.00	Aa1	21,101,407
20,000	4.000%, 8/01/44	8/29 at 100.00	Aa1	22,628,800
20,730	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	21,053,181
6,235	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 1, 2.450%, 9/15/69	3/29 at 100.00	N/R	5,988,343

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2, 2.625%, 9/15/69	3/29 at 100.00	A2	$954,820
2,465	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3, 2.800%, 9/15/69	3/29 at 100.00	Baa2	2,353,557
	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds,:
1,000	5.000%, 6/15/31	6/29 at 100.00	AAA	1,293,150
2,300	5.000%, 6/15/32	6/29 at 100.00	AAA	2,964,194
2,000	5.000%, 6/15/35	6/29 at 100.00	AAA	2,553,000
2,740	5.000%, 6/15/36	6/29 at 100.00	AAA	3,480,266
9,015	3.000%, 6/15/38	6/29 at 100.00	AAA	9,458,899
24,465	5.000%, 6/15/42	6/27 at 100.00	AAA	29,329,376
15,000	5.000%, 6/15/46	6/27 at 100.00	AAA	17,859,450
7,820	5.000%, 6/15/48	6/28 at 100.00	AAA	9,470,333
2,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2019B, 4.000%, 1/01/39	1/30 at 100.00	A2	2,218,200
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
2,495	5.000%, 8/01/20 (AMT)	No Opt. Call	BB	2,495,000
2,660	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB	2,652,978
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
4,000	5.000%, 1/01/23 (AMT)	No Opt. Call	Baa3	4,039,960
20,500	5.000%, 1/01/32 (AMT)	1/28 at 100.00	Baa3	20,354,655
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
8,120	4.000%, 7/01/37 – AGM Insured (AMT)	7/24 at 100.00	AA	8,277,690
6,060	5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	6,151,870
8,280	5.250%, 1/01/50 (AMT)	7/24 at 100.00	BBB	8,521,114
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Sixteen Series 2019:
5,000	4.000%, 9/01/45	9/29 at 100.00	AA-	5,529,000
7,855	4.000%, 9/01/49	9/29 at 100.00	AA-	8,656,917
795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB+	805,168
1,170	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic Landing At Southold, Inc Project, Refunding Series 2010, 5.875%, 12/01/30	12/20 at 100.00	BBB-	1,206,516

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	Suffolk County, New York, General Obligation Bonds, Refunding Series 2017A:
$ 3,900	5.000%, 2/01/25 – AGM Insured	No Opt. Call	AA	$4,524,663
5,000	5.000%, 2/01/26 – AGM Insured	No Opt. Call	AA	5,949,350
3,675	5.000%, 2/01/27 – AGM Insured	No Opt. Call	AA	4,476,591
8,260	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2017A, 5.000%, 11/15/37	5/27 at 100.00	AA-	9,834,356
24,510	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2019A, 5.000%, 11/15/49	5/29 at 100.00	AA-	29,712,493
1,360	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2017A2, 5.000%, 11/15/42	5/27 at 100.00	AA-	1,606,024
1,400	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010B, 5.000%, 9/01/20	No Opt. Call	A3	1,422,176
4,405	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	3,659,101
8,000	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A, 5.000%, 6/01/41	6/27 at 100.00	BBB+	8,387,280
5,200	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46	11/25 at 100.00	Baa2	5,737,576
640,685	Total New York			726,320,710
	North Carolina – 0.4%
1,780	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 2016-XL0012, 3.733%, 7/01/38, 144A (IF) (7)	7/20 at 100.00	AAA	1,822,150
1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 1993B, 6.000%, 1/01/22 – FGIC Insured (ETM)	No Opt. Call	Baa2 (5)	1,084,000
	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Southminster Project, Refunding Series 2016:
335	5.000%, 10/01/31	10/24 at 102.00	N/R	342,075
890	5.000%, 10/01/37	10/24 at 102.00	N/R	899,835
	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A:
1,930	5.000%, 7/01/47	7/26 at 100.00	BBB	2,059,445
1,005	5.000%, 7/01/51	7/26 at 100.00	BBB	1,069,491
4,310	5.000%, 7/01/54	7/26 at 100.00	BBB	4,579,159
	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2020A:
1,750	5.000%, 5/01/30 (AMT)	No Opt. Call	Aa3	2,170,157
1,750	5.000%, 5/01/31 (AMT)	5/30 at 100.00	Aa3	2,158,328
1,600	5.000%, 5/01/32 (AMT)	5/30 at 100.00	Aa3	1,964,560
1,645	5.000%, 5/01/33 (AMT)	5/30 at 100.00	Aa3	2,012,773
1,600	5.000%, 5/01/34 (AMT)	5/30 at 100.00	Aa3	1,951,088
375	5.000%, 5/01/35 (AMT)	5/30 at 100.00	Aa3	455,468
710	5.000%, 5/01/36 (AMT)	5/30 at 100.00	Aa3	859,093
20,680	Total North Carolina			23,427,622

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Dakota – 0.2%
$ 2,585	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/38 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (5)	$2,800,305
2,060	Burleigh County, North Dakota, Multi-County Sales Tax Revenue Bonds, Series 2015A, 3.750%, 11/01/34 – AGM Insured	11/22 at 100.00	AA	2,136,199
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
2,100	4.000%, 12/01/27	12/21 at 100.00	Baa2	2,151,849
3,535	5.000%, 12/01/32	12/21 at 100.00	Baa2	3,702,524
10,280	Total North Dakota			10,790,877
	Ohio – 1.2%
25,905	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	N/R	23,023,069
750	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C, 6.000%, 12/01/43	12/22 at 100.00	N/R	700,643
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
3,000	5.250%, 11/01/29 (Pre-refunded 11/01/20)	11/20 at 100.00	A (5)	3,071,640
2,000	5.750%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A (5)	2,053,540
3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/20 at 100.00	BBB	3,067,877
525	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc, Refunding Series 2008C, 5.625%, 8/15/29	5/20 at 100.00	A-	526,869
5,820	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41 (Pre-refunded 11/15/21)	11/21 at 100.00	BBB (5)	6,276,405
1,500	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	1,566,345
3,700	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (9)	No Opt. Call	N/R	13,875
10,000	Ohio Air Quality Development Authority, Ohio, Exempt Facilities Revenue Bonds, AMG Vanadium Project, Series 2019, 5.000%, 7/01/49, 144A (AMT)	7/29 at 100.00	B	9,923,200
2,500	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (9)	No Opt. Call	N/R	9,375
1,075	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 4.250%, 1/15/38, 144A (AMT)	1/28 at 100.00	N/R	990,193
2,820	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Variable Rate Series 2020B, 5.000%, 1/15/50 (Mandatory Put 1/15/25)	1/25 at 100.00	A	3,226,672
1,500	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (9)	No Opt. Call	N/R	5,625
700	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2008B, 3.625%, 10/01/33 (9)	No Opt. Call	N/R	2,625
7,625	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2008C, 3.950%, 11/01/32 (9)	No Opt. Call	N/R	28,594

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
$ 780	5.000%, 12/01/22	No Opt. Call	BB-	$814,733
3,000	5.750%, 12/01/32	12/22 at 100.00	BB-	3,251,640
2,000	6.000%, 12/01/42	12/22 at 100.00	BB-	2,147,240
700	Toledo Lucas County Port Authority, Ohio, Revenue Bonds, StoryPoint Waterville Project, Series 2016A-1, 6.125%, 1/15/34, 144A	1/24 at 104.00	N/R	683,711
2,900	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (AMT)	5/20 at 100.00	Aa1	2,904,959
	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
2,000	5.000%, 12/01/27	12/22 at 100.00	Ba3	2,109,780
2,710	5.000%, 12/01/32	12/22 at 100.00	Ba3	2,840,188
86,550	Total Ohio			69,238,798
	Oklahoma – 0.4%
1,470	Oklahoma City Airport Trust, Oklahoma, Revenue Bonds, Thirty-Third Series 2018, 5.000%, 7/01/47 (AMT)	7/28 at 100.00	A+	1,685,252
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
4,385	5.500%, 8/15/52	8/28 at 100.00	Baa3	4,833,673
3,250	5.500%, 8/15/57	8/28 at 100.00	Baa3	3,654,625
2,500	Oklahoma Development Finance Authority, Revenue Bonds, Provident Oklahoma Education Resources Inc- Cross Village Student Housing Project, Series 2017, 5.000%, 8/01/52	8/27 at 100.00	CC	1,000,000
9,090	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc, Refunding Series 2015, 5.000%, 6/01/35 (Mandatory Put 6/01/25) (AMT)	6/25 at 100.00	B	9,051,277
20,695	Total Oklahoma			20,224,827
	Oregon – 0.4%
8,500	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Saint Charles Health System, Inc, Series 2016A, 5.000%, 1/01/48	1/26 at 100.00	A+	9,621,405
	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A:
1,855	5.400%, 10/01/44	10/24 at 100.00	N/R	1,879,338
1,600	5.500%, 10/01/49	10/24 at 100.00	N/R	1,624,144
840	Oregon Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.125%, 9/01/30 (Pre-refunded 9/01/20), 144A	9/20 at 100.00	N/R (5)	856,800
360	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A, 5.150%, 7/01/42 (AMT)	4/20 at 100.00	Aaa	360,493
7,155	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2010-20C, 5.000%, 7/01/27 (AMT)	7/20 at 100.00	AA-	7,208,591
20,310	Total Oregon			21,550,771

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania – 3.8%
$ 315	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (AMT)	8/22 at 100.00	B+	$283,245
1,125	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011, 6.750%, 11/01/31 (Pre-refunded 11/01/21)	11/21 at 100.00	N/R (5)	1,223,190
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2019A:
4,540	4.000%, 7/15/38	7/29 at 100.00	A	4,881,453
2,555	4.000%, 7/15/39	7/29 at 100.00	A	2,741,489
	Allegheny County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corp, Refunding Series 2019:
1,070	4.875%, 11/01/24	No Opt. Call	B+	969,195
6,390	5.125%, 5/01/30	No Opt. Call	B+	5,770,937
	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018:
500	5.000%, 5/01/23, 144A	No Opt. Call	Ba3	513,755
300	5.000%, 5/01/42, 144A	5/28 at 100.00	Ba3	303,168
	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Subordinate Lien, Series 2018:
6,835	5.000%, 5/01/28, 144A	No Opt. Call	N/R	6,975,869
1,580	5.375%, 5/01/42, 144A	5/28 at 100.00	N/R	1,603,984
2,000	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A	5/27 at 100.00	Ba3	2,020,100
	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A:
5,800	4.375%, 1/01/35 (Mandatory Put 7/01/22) (9)	No Opt. Call	N/R	5,879,750
455	3.500%, 4/01/41 (9)	No Opt. Call	N/R	1,706
3,750	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (9)	No Opt. Call	N/R	14,063
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (9)	No Opt. Call	N/R	7,500
4,860	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-1, 5.000%, 2/01/40 (Mandatory Put 2/01/25)	8/24 at 101.73	BBB+	5,403,494
1,545	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015, 5.000%, 1/01/38	1/25 at 100.00	BBB+	1,607,943
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2019B:
1,100	5.000%, 7/01/31	7/29 at 100.00	A1	1,404,172
1,015	5.000%, 7/01/32	7/29 at 100.00	A1	1,292,288
1,000	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2019A, 5.000%, 7/01/44	7/29 at 100.00	A1	1,233,510
5,500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A, 5.000%, 1/01/39	1/29 at 100.00	A+	6,769,345

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 3,790	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/43	12/26 at 100.00	A2	$4,414,137
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2018A:
2,185	5.000%, 9/01/43	9/28 at 100.00	A	2,481,963
5,445	5.000%, 9/01/48	9/28 at 100.00	A	6,136,842
2,240	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2019, 4.000%, 9/01/44	9/29 at 100.00	A	2,365,978
705	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (5)	714,757
910	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 2017-XF2454, 3.440%, 8/01/24 (Pre-refunded 8/01/20), 144A (IF) (7)	8/20 at 100.00	N/R (5)	955,718
	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
1,860	5.250%, 1/15/45	1/25 at 100.00	Ba1	2,062,796
1,310	5.250%, 1/15/46	1/25 at 100.00	Ba1	1,450,851
1,650	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (AMT)	11/24 at 100.00	N/R	1,615,103
1,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	B	1,097,630
4,500	Pennsylvania Economic Development Financing Authority, Governmental Lease Revenue Bonds, Forum Place Project, Series 2012, 5.000%, 3/01/34 (Pre-refunded 3/01/22)	3/22 at 100.00	A (5)	4,828,770
	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015:
10,395	5.000%, 12/31/38 (AMT)	6/26 at 100.00	BBB	11,292,608
3,750	5.000%, 6/30/42 (AMT)	6/26 at 100.00	BBB	4,051,013
1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (5)	1,213,980
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2019:
1,000	4.000%, 8/15/34	8/29 at 100.00	AA	1,123,220
1,000	4.000%, 8/15/35	8/29 at 100.00	AA	1,114,520
1,500	4.000%, 8/15/36	8/29 at 100.00	AA	1,662,180
2,000	4.000%, 8/15/37	8/29 at 100.00	AA	2,205,300
4,225	4.000%, 8/15/38	8/29 at 100.00	AA	4,634,487
2,495	4.000%, 8/15/39	8/29 at 100.00	AA	2,727,210
7,405	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A+	8,417,264
15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	18,778,050

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 25,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2019A, 5.000%, 12/01/44	12/29 at 100.00	A3	$30,441,000
	Philadelphia Authority for Industrial Development, Pennsylvania, City Service Agreement Revenue Bonds, Series 2018:
2,500	5.000%, 5/01/36	5/28 at 100.00	A	3,049,425
2,250	5.000%, 5/01/37	5/28 at 100.00	A	2,737,508
480	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 5.750%, 11/15/30	11/20 at 100.00	BB-	482,544
2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30 (Pre-refunded 8/01/20)	8/20 at 100.00	A (5)	2,026,240
4,000	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B, 5.000%, 7/01/34 (AMT)	7/27 at 100.00	A	4,641,920
260	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA	261,591
2,380	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41 (Pre-refunded 8/01/20)	8/20 at 100.00	A (5)	2,422,078
8,875	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/28	11/22 at 100.00	A+	9,593,964
2,400	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/30 – AGM Insured	8/20 at 100.00	AA	2,429,712
3,000	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 5.000%, 6/01/28 (Pre-refunded 6/01/21)	6/21 at 100.00	AA- (5)	3,133,110
	The Hospitals and Higher Education Facilities Authority of Philadelphia, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017:
8,865	5.000%, 7/01/31	7/27 at 100.00	BBB-	9,752,032
1,930	5.000%, 7/01/32	7/27 at 100.00	BBB-	2,117,403
5,400	5.000%, 7/01/34	7/27 at 100.00	BBB-	5,939,946
199,140	Total Pennsylvania			215,273,006
	Puerto Rico – 1.0%
5,895	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.125%, 7/01/24	No Opt. Call	CC	6,145,538
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
6,885	5.000%, 7/01/21	No Opt. Call	CC	6,368,625
6,635	5.000%, 7/01/22	No Opt. Call	CC	6,253,488
6,580	5.250%, 7/01/24	7/22 at 100.00	CC	6,292,125
13,225	5.000%, 7/01/33	7/22 at 100.00	CC	12,530,687
5,270	5.250%, 7/01/42	7/22 at 100.00	CC	5,019,675
10,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1, 5.000%, 7/01/58	7/28 at 100.00	N/R	9,749,500

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
$ 5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2019A-2A, 4.550%, 7/01/40	7/28 at 100.00	N/R	$ 4,707,650
59,490	Total Puerto Rico			57,067,288
	South Carolina – 1.1%
3,330	Columbia, South Carolina, Stormwater System Revenue Bonds, City Stormwater Improvements, Green Series 2018, 5.000%, 2/01/48	2/28 at 100.00	AA+	4,002,527
170	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 1990, 6.000%, 5/01/20	No Opt. Call	A	170,648
10,000	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 10/01/48 (Mandatory Put 2/01/24)	11/23 at 100.30	Aa2	10,339,800
2,500	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, McLeod Health Projects, Refunding & Improvement Series 2018, 5.000%, 11/01/48	5/28 at 100.00	AA	2,896,375
3,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Prisma Health Obligated Group, Series 2018A, 5.000%, 5/01/48	5/28 at 100.00	A	3,494,580
5,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series 2016B, 5.000%, 12/01/56	12/26 at 100.00	A	5,628,000
7,140	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Refunding Series 2012D, 5.000%, 12/01/43	6/22 at 100.00	A	7,486,147
2,385	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014B, 5.000%, 12/01/31	6/24 at 100.00	A	2,642,962
2,165	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A, 5.000%, 12/01/31	6/26 at 100.00	A	2,504,126
2,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.500%, 12/01/33	12/23 at 100.00	A	2,221,100
4,520	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013E, 5.000%, 12/01/48	12/23 at 100.00	A	4,866,141
	South Carolina State Ports Authority, Revenue Bonds, Series 2018:
4,860	5.000%, 7/01/31 (AMT)	7/28 at 100.00	A+	5,861,500
3,760	5.000%, 7/01/32 (AMT)	7/28 at 100.00	A+	4,508,503
4,000	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Refunding Series 2016A, 3.000%, 10/01/36	10/25 at 100.00	Aa3	4,110,160
54,830	Total South Carolina			60,732,569
	South Dakota – 0.1%
2,500	Rapid City, South Dakota, Airport Customer Facility Charge Revenue Bonds, Recovery Zone Facility Bond Series 2010B, 7.000%, 12/01/30	12/20 at 102.00	N/R	2,600,150
910	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	1,034,706
3,410	Total South Dakota			3,634,856
	Tennessee – 1.0%
3,000	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.625%, 10/01/39	5/20 at 100.00	N/R	3,006,840

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Ballad Health, Series 2018A:
$ 5,000	5.000%, 7/01/31	7/23 at 100.00	A	$5,537,700
4,860	5.000%, 7/01/32	7/23 at 100.00	A	5,357,616
1,660	5.000%, 7/01/33	7/23 at 100.00	A	1,819,260
6,500	5.000%, 7/01/34	7/23 at 100.00	A	7,110,090
10,425	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2018, 5.000%, 7/01/47 (AMT)	7/28 at 100.00	A	11,877,932
1,440	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012, 5.000%, 11/01/26	11/21 at 100.00	A	1,507,896
1,900	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 5.500%, 6/15/37, 144A (9)	6/27 at 100.00	N/R	1,140,000
5,240	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46 (UB) (7)	7/26 at 100.00	A3	5,689,278
1,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	A	1,031,420
10,870	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 4.000%, 5/01/48 (Mandatory Put 5/01/23)	2/23 at 100.43	A	11,140,989
51,895	Total Tennessee			55,219,021
	Texas – 5.7%
	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education, Series 2016A:
125	5.000%, 12/01/46	12/26 at 100.00	BBB-	132,570
740	5.000%, 12/01/51	12/26 at 100.00	BBB-	782,483
10,000	Arlington, Texas, Special Tax Revenue Bonds, Subordinate Lien Series 2018C, 5.000%, 2/15/48 – BAM Insured	2/23 at 100.00	AA	10,740,700
	Austin, Texas, Airport System Revenue Bonds, Series 2019B:
6,000	5.000%, 11/15/44 (AMT)	11/29 at 100.00	A1	6,971,580
10,960	5.000%, 11/15/48 (AMT)	11/29 at 100.00	A1	12,854,546
3,400	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	A- (5)	3,528,554
5,410	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2018, 5.000%, 1/01/48	1/28 at 100.00	A-	5,910,479
2,745	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	A-	2,914,504
1,250	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2013, 6.000%, 8/15/33	8/23 at 100.00	A-	1,408,125
2,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2014A, 4.250%, 12/01/34	12/24 at 100.00	BBB-	2,549,750
9,700	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2015A, 5.000%, 12/01/50	6/25 at 100.00	BBB-	10,111,765

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 12,265	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Series 2016A, 5.000%, 12/01/46 (UB) (7)	12/25 at 100.00	AA+	$14,352,871
	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2011C:
3,500	5.000%, 11/01/24	11/20 at 100.00	A+	3,564,155
1,500	5.000%, 11/01/25	11/20 at 100.00	A+	1,527,045
20	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B, 5.000%, 11/01/35	11/20 at 100.00	A+	20,324
5,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012E, 5.000%, 11/01/42 (AMT)	11/21 at 100.00	A+	5,186,300
1,720	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc Project, Series 2012A RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa2	1,769,725
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding First Tier Series 2020C:
8,335	4.000%, 10/01/45	4/30 at 100.00	A+	9,201,007
6,000	4.000%, 10/01/49	4/30 at 100.00	A+	6,595,260
1,075	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (AMT)	10/22 at 100.00	BB	1,029,904
5,200	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2019B-3, 5.000%, 7/01/49 (Mandatory Put 12/01/26)	9/26 at 100.78	A+	6,216,028
8,585	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men's Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	Baa2	9,069,194
3,000	Harrison County Health Facilities Development Corporation, Hospital Revenue Bonds, Texas, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (5)	3,029,010
1,270	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011A, 5.000%, 7/01/25 (AMT)	7/21 at 100.00	A+	1,315,098
1,735	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/30 (AMT)	7/25 at 100.00	BB-	1,726,325
1,500	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc Terminal Improvement Project, Refunding Series 2015C, 5.000%, 7/15/20 (AMT)	No Opt. Call	BB-	1,500,000
250	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)	7/24 at 100.00	BB-	248,750
8,755	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2017B, 5.000%, 11/15/37	11/27 at 100.00	Aa2	10,607,295
1,955	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	A	2,060,199
335	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/34	9/24 at 100.00	A	377,290
	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015:
1,360	5.000%, 8/15/30	8/25 at 100.00	A	1,565,251
1,280	5.000%, 8/15/35	8/25 at 100.00	A	1,458,893

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 6,720	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company - Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28 (AMT)	11/22 at 100.00	Baa1	$6,720,000
1,800	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2018, 5.000%, 5/15/48	5/28 at 100.00	A+	2,120,868
7,000	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, Central Power & Light Company Project, Refunding Series 2001A, 2.600%, 11/01/29	No Opt. Call	A-	6,874,210
3,020	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)	10/21 at 105.00	BB-	3,090,608
4,590	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45, 144A (AMT) (8), (9)	1/26 at 102.00	N/R	2,295,000
	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy at Willow Bend Project, Series 2016:
665	5.000%, 11/01/46	11/23 at 103.00	BBB-	642,217
805	5.000%, 11/01/51	11/23 at 103.00	BBB-	769,322
570	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy Midtown Park Project, Series 2018, 5.500%, 7/01/54	7/24 at 103.00	N/R	482,522
	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communities Crestview Project, Series 2016:
1,100	5.000%, 11/15/36	11/24 at 102.00	BB+	1,106,710
1,550	5.000%, 11/15/46	11/24 at 102.00	BB+	1,525,247
755	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc Project, Series 2014, 5.500%, 1/01/43	1/25 at 100.00	N/R	728,356
9,680	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Westminster Project, Series 2016, 4.000%, 11/01/36	11/24 at 102.00	BBB+	9,699,166
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, LLC-Texas A&M University-Corpus Christi Project, Series 2016A:
30	5.000%, 4/01/31	4/26 at 100.00	B	29,306
360	5.000%, 4/01/36	4/26 at 100.00	B	338,821
65	5.000%, 4/01/48	4/26 at 100.00	B	57,031
6,625	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - College Station I LLC - Texas A&M University Project, Series 2014A, 4.100%, 4/01/34 – AGM Insured	4/24 at 100.00	AA	7,104,915
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - San Antonio 1, LLC - Texas A&M University - San Antonio Project,:
1,275	5.000%, 4/01/31	4/26 at 100.00	BBB-	1,328,614
1,290	5.000%, 4/01/36	4/26 at 100.00	BBB-	1,326,068
2,445	5.000%, 4/01/48	4/26 at 100.00	BBB-	2,472,506
1,250	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation - Stephenville II, LLC - Tarleton State University Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	BBB-	1,311,900

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 3,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	Baa3	$3,048,060
10,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015A, 5.000%, 7/01/47	7/25 at 100.00	Caa1	8,182,500
10,880	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C, 0.000%, 9/01/45 (Pre-refunded 9/01/31) (6)	9/31 at 100.00	N/R (5)	15,251,910
2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (5)	2,123,100
7,915	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2019A, 5.000%, 1/01/38	1/29 at 100.00	A+	9,550,635
4,410	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/34	1/25 at 100.00	A	5,001,116
4,395	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Refunding Series 2018A, 5.000%, 10/01/32 (AMT)	10/28 at 100.00	AAA	5,486,718
2,695	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010D-1, 5.000%, 10/01/30	10/20 at 100.00	AAA	2,740,734
	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A:
655	5.000%, 2/01/29	2/24 at 100.00	Ba1	703,653
1,805	5.000%, 2/01/34	2/24 at 100.00	Ba1	1,925,863
385	5.125%, 2/01/39	2/24 at 100.00	Ba1	409,347
645	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	756,288
5,950	Stephen F Austin State University, Texas, Revenue Bonds, Refunding & Improvement Series 2016, 5.000%, 10/15/42	10/28 at 100.00	AA-	7,273,578
3,435	Tarrant County Cultural Education Facilities Finance Corporation Revenue Bonds, Texas, Christus Health, Refunding Series 2018B, 5.000%, 7/01/35	1/29 at 100.00	A+	4,233,947
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010:
70	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (5)	71,142
870	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (5)	884,190
3,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources System, Series 2016A, 5.000%, 2/15/41	8/26 at 100.00	AA	3,466,950
3,670	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/27	12/22 at 100.00	A3	3,830,306
10,115	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016, 5.000%, 12/31/40 (AMT)	12/25 at 100.00	Baa3	10,818,195
7,800	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	7,857,798
7,300	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility, Series 2013, 6.750%, 6/30/43 (AMT)	9/23 at 100.00	Baa3	8,176,730

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding First Tier Series 2015B:
$ 16,500	0.000%, 8/15/36	8/24 at 59.60	A	$8,606,070
7,000	0.000%, 8/15/37	8/24 at 56.94	A	3,483,550
2,910	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding First Tier Series 2020A, 3.000%, 8/15/40	8/30 at 100.00	A	2,951,875
10,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding Second Tier Series 2015C, 5.000%, 8/15/42	8/24 at 100.00	A-	10,308,900
	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010:
600	7.000%, 11/01/30 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (5)	619,848
40	7.000%, 11/01/30	11/20 at 100.00	BBB+	40,929
1,030	Viridian Municipal Management District, Texas, Reinvest Zone 6 Tax Increment Revenue Bonds, Refunding Road Improvement Series 2015, 6.000%, 12/01/32 – BAM Insured	12/24 at 100.00	AA	1,231,756
1,135	Viridian Municipal Management District, Texas, Reinvest Zone 6 Tax Increment Revenue Bonds, Refunding Utility Improvement Series 2015, 6.000%, 12/01/31 – BAM Insured	12/24 at 100.00	AA	1,359,015
309,275	Total Texas			320,743,070
	Utah – 1.2%
20,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017A, 5.000%, 7/01/42 (AMT)	7/27 at 100.00	A+	22,614,600
	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A:
8,180	5.000%, 7/01/43 (AMT)	7/28 at 100.00	A+	9,301,560
12,610	5.250%, 7/01/48 (AMT)	7/28 at 100.00	A+	14,453,203
	Utah Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012:
365	5.600%, 7/15/22	No Opt. Call	BBB-	375,315
850	6.300%, 7/15/32	7/22 at 100.00	BBB-	894,081
	Utah Charter School Finance Authority, Charter School Revenue Bonds, George Washington Academy, Series 2011A:
1,860	7.750%, 7/15/31	7/21 at 100.00	N/R	1,994,069
3,520	8.000%, 7/15/41 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (5)	3,818,285
1,000	Utah Charter School Finance Authority, Charter School Revenue Bonds, Navigator Pointe Academy Project, Series 2010A, 5.625%, 7/15/40	7/20 at 100.00	BBB	1,001,690
1,250	Utah Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.250%, 7/15/30	7/20 at 100.00	BBB-	1,260,675
1,135	Utah Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BB	1,138,632
7,000	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Series 2018A, 5.000%, 5/15/41	5/26 at 100.00	AA+	8,265,250
57,770	Total Utah			65,117,360

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Vermont – 0.0%
	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A:
$ 1,815	6.125%, 1/01/28 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	$1,880,558
1,000	6.250%, 1/01/33 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	1,037,050
2,815	Total Vermont			2,917,608
	Virginia – 1.7%
7,505	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/15/47	7/22 at 100.00	BBB+	7,791,466
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	A-	10,307,900
3,745	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B, 0.000%, 10/01/31 – AGC Insured	No Opt. Call	AA	2,880,205
1,020	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Refunding Series 2018, 5.000%, 9/01/37, 144A	9/27 at 100.00	N/R	1,055,680
10,070	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	4/20 at 100.00	B-	9,903,442
1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	932,110
5,000	Virginia Port Authority, General Fund Revenue Bonds, Series 2015, 5.000%, 7/01/40 (AMT)	7/25 at 100.00	AA+	5,754,750
2,000	Virginia Port Authority, Port Facilities Revenue Bonds, Refunding Series 2016B, 5.000%, 7/01/41 (AMT)	7/26 at 100.00	A1	2,320,960
	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017:
3,400	5.000%, 12/31/47 (AMT)	6/27 at 100.00	BBB	3,731,330
15,715	5.000%, 12/31/49 (AMT)	6/27 at 100.00	BBB	17,202,896
2,110	5.000%, 12/31/52 (AMT)	6/27 at 100.00	BBB	2,305,175
13,250	5.000%, 12/31/56 (AMT)	6/27 at 100.00	BBB	14,458,267
5,500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (AMT)	1/22 at 100.00	BBB	5,524,970
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
3,515	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	3,570,502
6,515	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	6,617,481
90,345	Total Virginia			94,357,134
	Washington – 2.3%
6,220	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	Aa3 (5)	6,413,815
2,450	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	2,577,229
300	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	367,416

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 5,385	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2018A, 5.000%, 5/01/30 (AMT)	5/27 at 100.00	AA-	$6,428,667
14,870	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019, 5.000%, 4/01/44 (AMT)	4/29 at 100.00	AA-	16,961,465
	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016:
3,825	5.000%, 12/01/30	12/26 at 100.00	Baa2	4,435,585
1,950	5.000%, 12/01/31	12/26 at 100.00	Baa2	2,251,022
4,000	5.000%, 12/01/32	12/26 at 100.00	Baa2	4,600,800
1,120	5.000%, 12/01/37	12/26 at 100.00	Baa2	1,267,683
2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A+	2,048,100
3,535	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.250%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (5)	3,630,268
	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012:
2,775	5.000%, 12/01/27 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (5)	2,952,905
2,435	5.000%, 12/01/42 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (5)	2,591,108
1,600	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/28	5/24 at 100.00	AA-	1,822,528
	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2017:
5,180	5.000%, 8/15/34	8/27 at 100.00	BBB	6,113,229
4,175	5.000%, 8/15/35	8/27 at 100.00	BBB	4,906,042
2,500	5.000%, 8/15/36	8/27 at 100.00	BBB	2,929,825
5,000	4.000%, 8/15/42	8/27 at 100.00	BBB	5,320,600
	Washington Health Care Facilities Authority, Revenue Bonds, Yakima Valley Memorial Hospital Association, Series 2016:
6,000	5.000%, 12/01/41	12/26 at 100.00	Ba1	6,663,660
5,930	5.000%, 12/01/46	12/26 at 100.00	Ba1	6,540,968
	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Series 2018:
4,320	5.000%, 7/01/43	7/28 at 100.00	A1	4,648,234
12,000	5.000%, 7/01/58	7/28 at 100.00	AA-	14,260,080
	Washington State Housing Finance Commission, Nonprofit Refunding Revenue Bonds, Wesley Homes at Lea Hill Project, Series 2016:
1,155	5.000%, 7/01/41, 144A	7/26 at 100.00	N/R	1,091,348
2,000	5.000%, 7/01/46, 144A	7/26 at 100.00	N/R	1,851,340
3,805	5.000%, 7/01/51, 144A	7/26 at 100.00	N/R	3,474,802
1,100	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013, 5.000%, 7/01/28	7/23 at 100.00	A-	1,186,009
2,340	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community, Refunding Series 2012, 5.000%, 1/01/48	1/23 at 100.00	BBB-	2,341,591

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 8,520	Washington State, General Obligation Bonds, Various Purpose Series 2015B, 5.000%, 2/01/36	2/25 at 100.00	Aaa	$ 9,850,228
116,490	Total Washington			129,526,547
	West Virginia – 0.4%
3,850	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Series 2010, 5.375%, 12/01/38	12/20 at 100.00	A-	3,904,785
15,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Cabell Huntington Hospital, Inc Project, Refunding & Improvement Series 2018A, 5.000%, 1/01/43	1/29 at 100.00	BBB+	18,235,285
1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc, Series 2008, 6.500%, 10/01/28 (9)	4/20 at 100.00	N/R	550,000
1,585	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding & Improvement Series 2013A, 4.000%, 6/01/41	6/26 at 100.00	A	1,713,195
21,935	Total West Virginia			24,403,265
	Wisconsin – 2.4%
1,250	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A, 5.000%, 2/01/36, 144A	2/26 at 100.00	N/R	1,232,438
2,155	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A, 5.000%, 6/15/46, 144A	6/26 at 100.00	N/R	1,732,211
375	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc of North Carolina, Series 2012A, 6.000%, 10/01/32 (Pre-refunded 10/01/22)	10/22 at 100.00	Baa3 (5)	417,383
150	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc of North Carolina, Series 2013A, 5.500%, 10/01/22 (ETM)	No Opt. Call	Baa3 (5)	158,817
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation, Inc of North Carolina Project, Series 2014A:
1,080	5.000%, 10/01/34 (Pre-refunded 10/01/22)	10/22 at 100.00	Baa3 (5)	1,177,038
500	5.125%, 10/01/45 (Pre-refunded 10/01/22)	10/22 at 100.00	Baa3 (5)	546,455

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1:
$ 11	0.000%, 1/01/47, 144A	No Opt. Call	N/R	$266
10	0.000%, 1/01/48, 144A	No Opt. Call	N/R	230
9	0.000%, 1/01/49, 144A	No Opt. Call	N/R	222
9	0.000%, 1/01/50, 144A	No Opt. Call	N/R	207
9	0.000%, 1/01/51, 144A	No Opt. Call	N/R	200
12	0.000%, 1/01/52, 144A	No Opt. Call	N/R	251
11	0.000%, 1/01/53, 144A	No Opt. Call	N/R	244
11	0.000%, 1/01/54, 144A	No Opt. Call	N/R	230
11	0.000%, 1/01/55, 144A	No Opt. Call	N/R	221
11	0.000%, 1/01/56, 144A	No Opt. Call	N/R	213
534	5.500%, 7/01/56, 144A	3/28 at 100.00	N/R	416,411
12	0.000%, 1/01/57, 144A	No Opt. Call	N/R	230
11	0.000%, 1/01/58, 144A	No Opt. Call	N/R	219
11	0.000%, 1/01/59, 144A	No Opt. Call	N/R	210
11	0.000%, 1/01/60, 144A	No Opt. Call	N/R	199
11	0.000%, 1/01/61, 144A	No Opt. Call	N/R	191
10	0.000%, 1/01/62, 144A	No Opt. Call	N/R	181
10	0.000%, 1/01/63, 144A	No Opt. Call	N/R	174
10	0.000%, 1/01/64, 144A	No Opt. Call	N/R	167
10	0.000%, 1/01/65, 144A	No Opt. Call	N/R	159
11	0.000%, 1/01/66, 144A	No Opt. Call	N/R	164
128	0.000%, 1/01/67, 144A	No Opt. Call	N/R	1,833

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, Second Tier Series 2018B:
$ 27	0.000%, 1/01/46, 144A	No Opt. Call	N/R	$677
27	0.000%, 1/01/47, 144A	No Opt. Call	N/R	644
26	0.000%, 1/01/48, 144A	No Opt. Call	N/R	632
26	0.000%, 1/01/49, 144A	No Opt. Call	N/R	616
26	0.000%, 1/01/50, 144A	No Opt. Call	N/R	585
28	0.000%, 1/01/51, 144A	No Opt. Call	N/R	632
727	4.000%, 7/01/51, 144A	3/28 at 100.00	N/R	509,967
28	0.000%, 1/01/52, 144A	No Opt. Call	N/R	605
28	0.000%, 1/01/53, 144A	No Opt. Call	N/R	587
28	0.000%, 1/01/54, 144A	No Opt. Call	N/R	569
27	0.000%, 1/01/55, 144A	No Opt. Call	N/R	550
27	0.000%, 1/01/56, 144A	No Opt. Call	N/R	534
27	0.000%, 1/01/57, 144A	No Opt. Call	N/R	517
26	0.000%, 1/01/58, 144A	No Opt. Call	N/R	499
26	0.000%, 1/01/59, 144A	No Opt. Call	N/R	487
26	0.000%, 1/01/60, 144A	No Opt. Call	N/R	469
25	0.000%, 1/01/61, 144A	No Opt. Call	N/R	450
25	0.000%, 1/01/62, 144A	No Opt. Call	N/R	436
25	0.000%, 1/01/63, 144A	No Opt. Call	N/R	421
25	0.000%, 1/01/64, 144A	No Opt. Call	N/R	411
24	0.000%, 1/01/65, 144A	No Opt. Call	N/R	395
24	0.000%, 1/01/66, 144A	No Opt. Call	N/R	370
314	0.000%, 1/01/67, 144A	No Opt. Call	N/R	4,485
1,650	Public Finance Authority of Wisconsin, Education Revenue Bonds, Carolina International School, Series 2013A, 7.000%, 8/01/43, 144A	8/23 at 100.00	N/R	1,795,827
	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood Classical Preparatory School in Albuquerque, New Mexico, Series 2012A:
1,610	6.000%, 12/01/32 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (5)	1,812,892
5,000	6.250%, 12/01/42 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (5)	5,662,750
1,940	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (AMT)	11/24 at 100.00	N/R	1,984,232
3,845	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (AMT)	8/26 at 100.00	N/R	3,436,469
8,000	Public Finance Authority of Wisconsin, Hospital Revenue Bonds, WakeMed, Series 2019A, 4.000%, 10/01/49	4/29 at 100.00	A+	8,891,680
14,000	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 6.750%, 12/01/42, 144A	12/27 at 100.00	N/R	13,854,400
2,735	Public Finance Authority of Wisconsin, Revenue Bonds, Alabama Gulf Coast Zoo, Series 2018A, 6.500%, 9/01/48	9/28 at 100.00	N/R	2,392,140
5,000	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C, 4.300%, 11/01/30 (AMT)	5/26 at 100.00	BBB	4,714,950

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 2,550	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	Aa3	$2,735,232
1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (5)	1,234,285
13,950	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	AA-	14,210,725
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B:
35	4.500%, 2/15/40	2/22 at 100.00	A-	35,956
1,000	5.000%, 2/15/40	2/22 at 100.00	A-	1,042,820
18,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc, Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A3	19,125,900
7,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc, Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (5)	7,605,710
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project Series 2014:
1,880	5.250%, 10/01/39	10/22 at 102.00	N/R	1,894,213
1,000	5.375%, 10/01/44	10/22 at 102.00	N/R	1,011,330
3,500	5.500%, 10/01/49	10/22 at 102.00	N/R	3,557,015
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Froedtert Health, Inc Obligated Group, Series 2017A, 4.000%, 4/01/39	4/27 at 100.00	AA	2,201,460
5,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Marshfield Clinic, Series 2016A, 5.000%, 2/15/46	2/26 at 100.00	A-	5,536,050
435	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ProHealth Care, Inc Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	483,159
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers Memorial Hospital, Inc, Series 2014A:
2,980	5.000%, 7/01/34	7/24 at 100.00	A	3,378,724
2,100	4.350%, 7/01/36	7/21 at 100.00	A	2,126,313
1,985	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2019, 3.125%, 12/15/49	12/29 at 100.00	AA-	2,006,279
3,450	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43	8/23 at 100.00	A	3,700,746
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014:
5,000	5.000%, 12/01/34	12/22 at 102.00	N/R	5,178,250
4,435	5.000%, 12/01/44	12/22 at 102.00	N/R	4,527,071
4,225	5.250%, 12/01/49	12/22 at 102.00	N/R	4,344,187
133,505	Total Wisconsin			136,693,067
	Wyoming – 0.2%
4,500	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 6.350%, 9/15/31 (Pre-refunded 3/15/21)	3/21 at 100.00	A3 (5)	4,721,085

Nuveen All-American Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wyoming (continued)
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St John's Medical Center Project, Series 2011B:
$ 800	5.500%, 12/01/27	12/21 at 100.00	A-	$843,896
2,500	6.000%, 12/01/36	12/21 at 100.00	A-	2,660,350
3,650	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00	BBB	3,826,186
11,450	Total Wyoming			12,051,517
$ 5,135,487	Total Municipal Bonds (cost $5,340,927,857)			5,500,305,367

Shares	Description (1)	Value
	COMMON STOCKS – 0.3%
	Electric Utilities – 0.3%
715,498	Energy Harbor Corp (10), (11)	$ 16,188,142
	Total Common Stocks (cost $15,529,411)	16,188,142

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%
	Commercial Services & Supplies – 0.0%
$ 845	EWM P1 LLC (cash 13.750%, PIK 1.250%) (8), (9)	15.000%	9/01/28	N/R	$8
687	EWM P1 LLC (8), (9)	15.000%	9/01/28	N/R	7
$ 1,532	Total Corporate Bonds (cost $1,501,431)				15
	Total Long-Term Investments (cost $5,357,958,699)				5,516,493,524

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.5%
	MUNICIPAL BONDS – 0.5%
	National – 0.2%
$ 10,900	JPMorgan Chase Putters / Drivers Trust Various States, Variable Rate Demand Obligations, Series 5029, 4.960%, 12/01/21 (AMT) (Mandatory Put 5/04/20), 144A (12)	No Opt. Call	N/R	$ 10,900,000
	Florida – 0.3%
18,200	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations, Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (12)	6/20 at 104.00	N/R	16,481,738
$ 29,100	Total Short-Term Investments (cost $29,275,000)			27,381,738
	Total Investments (cost $5,387,233,699) – 99.0%			5,543,875,262
	Floating Rate Obligations – (1.1)%			(63,845,000)
	Other Assets Less Liabilities – 2.1% (13)			120,385,888
	Net Assets – 100%			$ 5,600,416,150

Investments in Derivatives
Futures Contracts
Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	Short	(225)	6/20	$(29,851,665)	$(31,204,688)	$(1,353,022)	$31,641
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(9)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(10)	Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23,vOhio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34,Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33,Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32.
(11)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(12)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(13)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
SIFMA	Securities Industry and Financial Market Association
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives Inverse Floating Rate Securities for more information.
See accompanying notes to financial statements.

Nuveen Intermediate Duration Municipal Bond Fund
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.7%
	MUNICIPAL BONDS – 99.0%
	National – 1.1%
$ 19,970	Federal Home Loan Mortgage Corporation, Multifamily Certificates Relating to Municipal Securities Class A Series 2019M-053, 2.550%, 6/15/35	No Opt. Call	AA+	$22,478,232
18,970	Federal Home Loan Mortgage Corporation, Notes, 3.150%, 1/15/36, 144A	10/31 at 100.00	AA+	21,870,892
5,485	Freddie Mac Multifamily ML Certificates, Series ML 05, Series 2019A, 3.400%, 1/25/36	No Opt. Call	AA+	6,399,146
	Revenue Bond Certificate Series Trust:
13,713	2.500%, 2/01/42, 144A	No Opt. Call	AA+	14,002,446
25,900	2.500%, 3/01/46, 144A	No Opt. Call	AA+	26,316,357
84,038	Total National			91,067,073
	Alabama – 1.7%
7,630	Alabama State Port Authority, Docks Facilities Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/31 – AGM Insured (AMT)	10/27 at 100.00	AA	9,071,994
6,665	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A, 4.000%, 12/01/48 (Mandatory Put 12/01/23)	9/23 at 100.31	A	6,860,351
5,000	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 4 Series 2019A-1, 4.000%, 12/01/49 (Mandatory Put 12/01/25)	9/25 at 100.38	A	5,230,450
6,080	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 5 Series 2020A-1, 4.000%, 10/01/49 (Mandatory Put 10/01/26)	7/26 at 100.65	A	6,380,595
22,395	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 4.000%, 7/01/46 (Mandatory Put 6/01/21)	3/21 at 100.59	Aa2	22,648,287
38,500	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%, 8/01/47 (Mandatory Put 7/01/22)	4/22 at 100.52	Aa2	39,300,415
14,455	Lower Alabama Gas District, Alabama, Goldman Sachs Gas Project 2 Revenue Bonds, Series 2020A, 4.000%, 12/01/50 (Mandatory Put 12/01/25)	9/25 at 100.58	A	15,050,112
2,185	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.000%, 4/15/27	4/25 at 100.00	N/R	2,203,594
	Montgomery Medical Clinic Board, Alabama, Health Care Facility Revenue Bonds, Jackson Hospital & Clinic, Series 2015:
2,080	5.000%, 3/01/23	No Opt. Call	BBB-	2,258,360
3,555	5.000%, 3/01/24	No Opt. Call	BBB-	3,936,914
2,235	5.000%, 3/01/25	No Opt. Call	BBB-	2,525,170
1,725	5.000%, 3/01/26	No Opt. Call	BBB-	1,988,218
12,295	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 1, Fixed Rate Series 2018A, 4.000%, 4/01/49 (Mandatory Put 4/01/24)	1/24 at 100.27	A	12,683,399
10,000	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)	3/24 at 100.29	A	10,354,300
1,000	The Improvement District of the City of Mobile - McGowin Park Project, Alabama, Sales Tax Revenue Bonds, Series 2016A, 5.000%, 8/01/25	No Opt. Call	N/R	993,840

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Alabama (continued)
$ 6,925	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A	5/29 at 100.00	N/R	$ 6,613,583
142,725	Total Alabama			148,099,582
	Alaska – 0.4%
10,000	Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2018B-II, 3.550%, 12/01/35	6/27 at 100.00	AA+	10,652,400
5,275	Alaska Industrial Development and Export Authority, Loan Anticipation Revenue Notes, YKHC Project, Series 2017, 3.500%, 12/01/20	5/20 at 100.00	N/R	5,281,646
355	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011, 5.000%, 4/01/21	5/20 at 100.00	A1	356,083
6,025	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	4/20 at 100.00	B3	6,025,663
12,065	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc Project, Refunding Series 2003B, 5.000%, 1/01/21	No Opt. Call	A1	12,194,940
33,720	Total Alaska			34,510,732
	Arizona – 2.5%
2,405	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	A-	2,420,777
	Arizona Board of Regents, University of Arizona, SPEED Revenue Bonds, Stimulus Plan for Economic and Educational Development, Series 2020C Forward Delivery:
940	5.000%, 8/01/26 (WI/DD, Settling 5/12/21)	No Opt. Call	Aa3	1,086,339
1,000	5.000%, 8/01/29 (WI/DD, Settling 5/12/21)	No Opt. Call	Aa3	1,225,010
6,475	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children's Hospital, Refunding Series 2012A, 5.000%, 2/01/27	2/22 at 100.00	A1	6,859,032
	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A:
10,270	5.000%, 7/01/25	7/22 at 100.00	A1	10,969,079
16,235	5.000%, 7/01/26	7/22 at 100.00	A1	17,328,914
16,760	5.000%, 7/01/27	7/22 at 100.00	A1	17,870,182
	Arizona State, Certificates of Participation, Refunding Series 2019A:
5,570	5.000%, 10/01/26	No Opt. Call	Aa2	6,752,567
16,880	5.000%, 10/01/27	No Opt. Call	Aa2	21,002,771
12,500	5.000%, 10/01/28	No Opt. Call	Aa2	15,830,750
5,015	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA+	5,063,796
21,410	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2005, 2.400%, 12/01/35 (Mandatory Put 8/14/23)	No Opt. Call	A+	21,830,278
2,470	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	2,524,686
18,100	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (Mandatory Put 6/03/24) (AMT)	No Opt. Call	A+	20,070,004

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/26	5/22 at 100.00	A+	$2,158,740
1,355	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/21	5/20 at 100.00	AA-	1,361,341
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2020:
500	4.000%, 5/15/25	No Opt. Call	AA-	564,955
750	4.000%, 5/15/26	No Opt. Call	AA-	859,778
1,950	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional Schools Projects, Taxable Series 2019B, 5.000%, 7/01/39, 144A	7/29 at 100.00	Ba2	1,900,451
1,000	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A, 4.125%, 9/01/38	9/28 at 100.00	A2	1,124,460
3,890	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Variable Rate Series 2019B, 0.600%, 1/01/35 (Mandatory Put 5/07/20) (SIFMA reference rate + 0.380% spread) (4)	4/22 at 100.00	AA-	3,885,877
3,350	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Variable Rate Series 2019C, 0.790%, 1/01/35 (Mandatory Put 5/07/20) (SIFMA reference rate + 0.570% spread) (4)	10/23 at 100.00	AA-	3,368,659
2,500	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Bonds, El Paso Electric Company, Refunding Series 2009A, 3.600%, 2/01/40	6/29 at 100.00	BBB	2,573,700
6,690	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Bonds, Public Service Company of New Mexico Palo Verde Project, Refunding Series 2010B, 5.200%, 6/01/43 (Mandatory Put 6/01/20)	No Opt. Call	BBB	6,711,676
	Northern Arizona University, Revenue Bonds, SPEED - Stimulus Plan Economic Educational Development Fund, Refunding Series 2020B:
3,615	5.000%, 8/01/26 – AGM Insured	No Opt. Call	AA	4,389,441
4,220	5.000%, 8/01/27 – AGM Insured	No Opt. Call	AA	5,240,818
3,975	5.000%, 8/01/28 – AGM Insured	No Opt. Call	AA	5,028,017
	Northern Arizona University, System Revenue Bonds, Refunding Series 2014:
385	5.000%, 6/01/22	No Opt. Call	A+	414,630
430	5.000%, 6/01/23	No Opt. Call	A+	477,549
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A:
2,045	5.000%, 7/01/22 (Pre-refunded 7/01/20)	7/20 at 100.00	A+ (5)	2,064,550
10,435	5.000%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	A+ (5)	10,534,759
2,650	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A-	2,671,810
1,000	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	A-	1,007,700
2,670	Pima County, Arizona, Sewer Revenue Bonds, Series 2010, 5.000%, 7/01/24 – AGM Insured (Pre-refunded 7/01/20)	7/20 at 100.00	AA (5)	2,694,831
655	Regional Public Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Maricopa County Public Transportation Fund Series 2014, 5.250%, 7/01/23	No Opt. Call	AA+	740,694

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 3,925	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 2015-XF2192, 5.025%, 12/01/24, 144A (IF) (6)	12/21 at 100.00	AA+	$4,677,501
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
1,700	5.000%, 12/01/32	No Opt. Call	A3	1,980,109
460	5.000%, 12/01/37	No Opt. Call	A3	542,487
198,180	Total Arizona			217,808,718
	Arkansas – 0.6%
14,355	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River Steel Project, Series 2019, 4.500%, 9/01/49, 144A (AMT)	9/26 at 103.00	B	12,926,677
1,000	Arkansas State University, Student Fee Revenue Bonds, Jonesboro Campus, Series 2013, 5.000%, 12/01/33	12/23 at 100.00	A1	1,127,610
	Bentonville School District 006, Benton County, Arkansas, General Obligation Bonds, Refunding & Construction Series 2018B:
5,255	3.000%, 6/01/29	6/26 at 100.00	Aa2	5,624,847
4,170	3.500%, 6/01/38	6/26 at 100.00	Aa2	4,411,943
4,540	Independence County, Arkansas, Pollution Control Revenue Bonds, Arkansas Power and Light Company Project, Series 2013, 2.375%, 1/01/21	No Opt. Call	A	4,546,129
	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014:
500	5.000%, 7/01/22	No Opt. Call	A+	540,475
820	5.000%, 7/01/23	No Opt. Call	A+	914,087
1,610	5.000%, 7/01/26	7/24 at 100.00	A+	1,847,926
1,485	5.000%, 7/01/28	7/24 at 100.00	A+	1,702,820
1,935	5.000%, 7/01/29	7/24 at 100.00	A+	2,216,736
1,000	5.000%, 7/01/30	7/24 at 100.00	A+	1,145,090
4,585	5.000%, 7/01/34	7/24 at 100.00	A+	5,222,682
	Pulaski County Public Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 2014:
2,125	5.000%, 12/01/25	12/24 at 100.00	A	2,451,251
1,780	5.000%, 12/01/27	12/24 at 100.00	A	2,047,071
560	Rogers, Arkansas, Sales and Use Tax Bonds, Improvement Series 2018B, 3.875%, 11/01/39	11/26 at 100.00	AA-	605,998
	University of Arkansas, Fayetteville, Various Facilities Revenue Bonds, Refunding & Improvement Series 2019A:
1,700	5.000%, 11/01/33	5/29 at 100.00	Aa2	2,142,476
1,200	5.000%, 11/01/34	5/29 at 100.00	Aa2	1,507,128
1,240	5.000%, 11/01/35	5/29 at 100.00	Aa2	1,551,724
49,860	Total Arkansas			52,532,670
	California – 5.7%
8,705	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2011A, 3.000%, 3/01/41 (Mandatory Put 3/01/24)	9/23 at 100.00	A+	8,916,880

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2017A:
$ 1,200	5.000%, 8/15/35	8/27 at 100.00	BBB+	$1,436,988
1,845	5.000%, 8/15/36	8/27 at 100.00	BBB+	2,203,391
32,985	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006C, 5.000%, 6/01/41 (Mandatory Put 11/01/29)	No Opt. Call	AA-	42,766,372
7,875	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Term Rate Series 2019C, 5.000%, 10/01/39 (Mandatory Put 10/01/25)	No Opt. Call	AA-	8,988,210
21,087	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2019-2, 4.000%, 3/20/33	No Opt. Call	BBB+	22,406,525
1	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series2019-1, 4.250%, 1/15/35	No Opt. Call	BBB+	1,264
	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A:
5,835	3.250%, 12/31/32 – AGM Insured (AMT)	6/28 at 100.00	AA	5,860,791
4,000	5.000%, 12/31/33 (AMT)	6/28 at 100.00	BBB-	4,388,200
5,000	5.000%, 12/31/34 (AMT)	6/28 at 100.00	BBB-	5,467,750
15,000	California Municipal Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2004, 2.000%, 12/01/44 (Mandatory Put 12/01/20) (AMT)	No Opt. Call	N/R	14,995,950
3,530	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory Put 11/03/25) (AMT)	No Opt. Call	N/R	3,635,017
16,835	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2015A-1, 3.375%, 7/01/25 (AMT)	No Opt. Call	A-	17,512,609
12,305	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (AMT)	No Opt. Call	A-	12,591,214
1,400	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2010B-1, 5.375%, 3/01/25	5/20 at 100.00	Aa3	1,404,424
2,425	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/29	12/24 at 100.00	BB	2,730,598
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
1,500	5.000%, 12/01/27, 144A	6/26 at 100.00	BB	1,713,450
1,695	5.000%, 12/01/31, 144A	6/26 at 100.00	BB	1,893,247
2,700	5.000%, 12/01/36, 144A	6/26 at 100.00	BB	2,943,432
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A:
2,530	5.000%, 12/01/33, 144A	6/28 at 100.00	BB	2,848,350
2,000	5.250%, 12/01/38, 144A	6/28 at 100.00	BB	2,230,760
915	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/25	7/24 at 100.00	A-	1,053,687
10,000	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009C-1, 5.000%, 4/01/46 (Mandatory Put 11/01/29)	No Opt. Call	AA-	12,969,600

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 10,000	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009C-3, 5.000%, 4/01/45 (Mandatory Put 11/01/29)	No Opt. Call	AA-	$12,963,100
575	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.500%, 7/01/22 (7)	5/20 at 100.00	N/R	452,117
13,540	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2004J, 5.000%, 4/01/36 (Mandatory Put 11/01/29)	No Opt. Call	AA-	17,567,338
5,010	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2004L, 5.000%, 4/01/38 (Mandatory Put 11/01/29)	No Opt. Call	AA-	6,495,014
	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A:
7,475	0.000%, 11/01/26 (Pre-refunded 11/01/21)	11/21 at 66.91	AA- (5)	4,909,430
4,095	0.000%, 11/01/28 (Pre-refunded 11/01/21)	11/21 at 56.33	AA- (5)	2,264,166
	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
2,725	5.000%, 1/01/22 (ETM)	No Opt. Call	BBB (5)	2,909,837
2,860	5.000%, 1/01/23 (ETM)	No Opt. Call	BBB (5)	3,158,527
1,635	5.000%, 1/01/24 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB (5)	1,805,661
1,325	5.000%, 1/01/25 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB (5)	1,463,304
	El Dorado Union High School District, El Dorado County, California, General Obligation Bonds, Series 2020:
1,430	5.000%, 8/01/33 – AGM Insured (WI/DD, Settling 5/05/20)	8/27 at 100.00	AA	1,747,960
2,200	5.000%, 8/01/34 – AGM Insured (WI/DD, Settling 5/05/20)	8/27 at 100.00	AA	2,681,866
2,280	5.000%, 8/01/35 – AGM Insured (WI/DD, Settling 5/05/20)	8/27 at 100.00	AA	2,771,021
29,420	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 3.500%, 6/01/36	6/22 at 100.00	BB-	28,880,143
1,300	Grant Joint Union High School District, Sacramento County, California, General Obligation Bonds, Capital Appreciation Election 2006 Series 2008, 0.000%, 8/01/26 – AGM Insured	No Opt. Call	A1	1,163,786
	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C:
1,000	5.000%, 9/01/30	9/24 at 100.00	N/R	1,092,830
1,015	5.000%, 9/01/32	9/24 at 100.00	N/R	1,099,296
465	5.000%, 9/01/34	9/24 at 100.00	N/R	502,619
4,280	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured	4/20 at 100.00	AA	4,291,000
2,015	Las Virgenes Unified School District, Los Angeles County, California, General Obligation Bonds, 2006 Election, Series 2009B, 0.000%, 8/01/27	No Opt. Call	Aa1	1,796,453
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018D:
13,425	5.000%, 5/15/25 (AMT)	No Opt. Call	AA-	15,492,584
9,085	5.000%, 5/15/27 (AMT)	No Opt. Call	AA-	10,881,831

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014B:
$ 1,045	5.000%, 7/01/25	1/24 at 100.00	Aa2	$1,189,983
5,000	5.000%, 7/01/43	1/24 at 100.00	Aa2	5,598,000
	Los Angeles, California, Special Tax Bonds, Community Facilities District 4, Playa Vista Phase I, Series 2014:
1,060	5.000%, 9/01/24	No Opt. Call	A+	1,232,865
1,230	5.000%, 9/01/25	9/24 at 100.00	A+	1,427,710
985	5.000%, 9/01/26	9/24 at 100.00	A+	1,138,286
400	Menifee Union School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2016A, 5.000%, 9/01/29 – BAM Insured	9/25 at 100.00	AA	469,940
5,095	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28 (8)	2/28 at 100.00	Aa1	5,618,664
12,705	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.125%, 11/01/29	No Opt. Call	A	15,342,431
10,180	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.125%, 11/01/29	No Opt. Call	A	12,298,051
375	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.000%, 12/01/21	12/20 at 100.00	BB-	381,079
8,000	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40 (8)	8/30 at 100.00	A2	10,921,760
	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A:
1,815	0.000%, 8/01/21 – AGC Insured	No Opt. Call	AA	1,783,020
2,095	0.000%, 8/01/22 – AGC Insured	No Opt. Call	AA	2,025,907
4,085	0.000%, 8/01/23 – AGC Insured	No Opt. Call	AA	3,882,098
7,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Refunding Series 2011, 6.000%, 10/01/25 – AGM Insured	10/21 at 100.00	AA	7,468,370
5,350	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/34	No Opt. Call	AA-	3,924,867
2,410	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 4.000%, 10/01/37 – AGM Insured	10/24 at 100.00	AA	2,584,484
	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B:
2,115	0.000%, 10/01/34	No Opt. Call	A	1,456,114
2,000	0.000%, 10/01/36	No Opt. Call	A	1,286,760
5,000	Sacramento County, California, Airport System Revenue Bonds, Senior Lien Series 2010, 5.000%, 7/01/40	7/20 at 100.00	A+	5,038,450
14,350	San Diego Association of Governments, California, Capital Grants Receipts Revenue Bonds, Mid-Coast Corridor Transit Project, Green Series 2019B, 1.800%, 11/15/27	11/26 at 100.00	A-	14,430,073
	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Refunding Subordinate Series 2020B:
10,465	5.000%, 7/01/21 (WI/DD, Settling 4/08/20)	No Opt. Call	A+	10,943,878
6,990	5.000%, 7/01/22 (WI/DD, Settling 4/08/20)	No Opt. Call	A+	7,558,147
3,755	5.000%, 7/01/23 (WI/DD, Settling 4/08/20)	No Opt. Call	A+	4,187,463

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
$ 5,000	5.000%, 1/15/29	1/25 at 100.00	A-	$5,442,550
24,000	5.000%, 1/15/34	1/25 at 100.00	A-	25,901,760
	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A:
2,255	6.250%, 7/01/24 (ETM)	No Opt. Call	Baa2 (5)	2,500,592
3,690	6.250%, 7/01/24	No Opt. Call	Baa2	4,115,531
	University of California, General Revenue Bonds, Limited Project Series 2018O:
4,595	5.000%, 5/15/32	5/28 at 100.00	AA-	5,741,131
3,635	5.000%, 5/15/33	5/28 at 100.00	AA-	4,531,355
2,030	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa3	1,936,823
3,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 5.750%, 8/01/31 – AGC Insured	8/26 at 100.00	AA	3,727,020
	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A:
1,540	5.000%, 7/01/24	No Opt. Call	Baa1	1,755,384
1,415	5.000%, 7/01/25	No Opt. Call	Baa1	1,649,324
1,450	3.250%, 7/01/27	7/25 at 100.00	Baa1	1,548,092
1,435	3.500%, 7/01/28	7/25 at 100.00	Baa1	1,534,445
1,355	3.750%, 7/01/29	7/25 at 100.00	Baa1	1,459,769
2,500	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/25	No Opt. Call	AA-	3,087,050
449,928	Total California			494,467,818
	Colorado – 3.1%
	Arapahoe County School District 6, Littleton, Colorado, General Obligation Bonds, Series 2019A:
1,860	5.500%, 12/01/29	12/28 at 100.00	Aa1	2,466,137
1,250	5.500%, 12/01/30	12/28 at 100.00	Aa1	1,651,975
1,650	5.500%, 12/01/32	12/28 at 100.00	Aa1	2,169,337
1,250	5.500%, 12/01/33	12/28 at 100.00	Aa1	1,638,962
9,355	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/29, 144A	12/22 at 103.00	N/R	9,409,353
10,000	Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017, 4.000%, 6/30/51 (AMT)	12/27 at 100.00	A-	10,633,200
	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Regis University Project, Refunding Series 2016:
1,910	5.000%, 10/01/25	No Opt. Call	Baa2	2,112,785
1,235	5.000%, 10/01/30	10/25 at 100.00	Baa2	1,349,793
1,705	3.125%, 10/01/31	10/25 at 100.00	Baa2	1,622,052
6,760	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated Group, Series 2019A, 5.000%, 11/15/37	11/29 at 100.00	AA	7,874,183

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 4,045	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B-1, 5.000%, 7/01/29 (Pre-refunded 11/09/22)	11/22 at 100.00	BBB+ (5)	$4,412,610
6,215	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.250%, 2/01/31 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+ (5)	6,393,433
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-1:
2,500	5.000%, 8/01/27	No Opt. Call	BBB+	2,946,900
6,105	5.000%, 8/01/28	No Opt. Call	BBB+	7,285,829
4,000	5.000%, 8/01/29	No Opt. Call	BBB+	4,821,840
5,890	5.000%, 8/01/30	8/29 at 100.00	BBB+	6,781,451
1,775	5.000%, 8/01/31	8/29 at 100.00	BBB+	2,069,668
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2:
4,500	5.000%, 8/01/27	No Opt. Call	BBB+	5,304,420
7,000	5.000%, 8/01/28	No Opt. Call	BBB+	8,353,940
1,900	5.000%, 8/01/29	No Opt. Call	BBB+	2,290,374
1,955	5.000%, 8/01/30	8/29 at 100.00	BBB+	2,250,889
5,000	5.000%, 8/01/31	8/29 at 100.00	BBB+	5,830,050
12,475	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	2/25 at 100.00	BBB+	14,357,852
10,935	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/26)	2/26 at 100.00	BBB+	12,830,801
350	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.500%, 6/01/33 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (5)	395,532
13,145	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Series 2016, 3.125%, 9/01/42	9/26 at 100.00	A3	13,352,822
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System, Refunding Series 2019A:
3,490	4.000%, 1/01/35	1/30 at 100.00	AA-	3,935,847
5,800	4.000%, 1/01/36	1/30 at 100.00	AA-	6,451,920
7,615	4.000%, 1/01/37	1/30 at 100.00	AA-	8,430,490
310	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-term Care National Obligated Group Project, Series 2010A, 5.250%, 11/15/20 (ETM)	No Opt. Call	N/R (5)	317,604
10,000	Colorado Health Facilities Authority, Retirement Facilities Revenue Bonds, Liberty Heights, Series 1990B, 0.000%, 7/15/20 (ETM)	No Opt. Call	AA+ (5)	9,963,500
1,630	Colorado Housing and Finance Authority, Single Family Mortgage Bonds, Class I Series 2019E, 3.600%, 11/01/39	5/28 at 100.00	AAA	1,739,177
1,500	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010, 5.500%, 9/01/25	5/20 at 100.00	BB	1,503,810
11,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	AA-	11,827,420

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A:
$ 15,000	5.000%, 12/01/24 (AMT)	No Opt. Call	A+	$17,078,850
25,610	5.000%, 12/01/27 (AMT)	No Opt. Call	A+	30,772,464
10,670	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Airlines, Inc Project, Refunding Series 2017, 5.000%, 10/01/32 (AMT)	10/23 at 100.00	BB-	10,572,263
	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado Urban Redevelopment Area, Series 2018A:
1,950	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	1,842,477
820	5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	774,785
10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	A	4,125,000
	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Refunding Series 2010:
1,645	5.000%, 12/15/20	No Opt. Call	Aa2	1,690,468
2,215	5.000%, 12/15/21	No Opt. Call	Aa2	2,362,630
1,530	5.000%, 12/15/22	12/21 at 100.00	Aa2	1,630,047
3,572	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.125%, 12/01/31	12/21 at 103.00	N/R	3,306,743
500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/20, 144A	No Opt. Call	N/R	504,955
1,000	Pueblo County School District 60, Pueblo, Colorado, General Obligation Bonds, Refunding Series 2009, 5.000%, 12/15/22	No Opt. Call	Aa2	1,102,740
975	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	980,967
	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010A:
2,190	4.250%, 12/01/23	12/20 at 100.00	A	2,230,340
2,030	4.000%, 12/01/24	12/20 at 100.00	A	2,063,901
1,000	Spring Mesa Metropolitan District, Jefferson County, Colorado, General Obligation Bonds, Refunding Series 2015, 3.750%, 12/01/44 – AGC Insured	12/25 at 100.00	AA	1,051,770
246,817	Total Colorado			266,866,356
	Connecticut – 2.0%
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2020A:
2,250	4.000%, 7/01/36	1/30 at 100.00	A+	2,541,892
2,055	4.000%, 7/01/37	1/30 at 100.00	A+	2,310,149
1,920	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2020B-1, 5.000%, 7/01/53 (Mandatory Put 1/01/25)	10/24 at 100.93	A+	2,196,922
5,570	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2020B-2, 5.000%, 7/01/53 (Mandatory Put 1/01/27)	10/26 at 100.87	A+	6,629,470

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health Series 2019A:
$ 4,000	4.000%, 7/01/34	7/29 at 100.00	A-	$4,585,240
5,640	4.000%, 7/01/35	7/29 at 100.00	A-	6,440,542
9,750	4.000%, 7/01/36	7/29 at 100.00	A-	11,095,207
17,020	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2010A-4, 2.000%, 7/01/49 (Mandatory Put 2/08/22)	No Opt. Call	AAA	17,165,181
11,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2014A, 1.100%, 7/01/48 (Mandatory Put 2/07/23)	No Opt. Call	AAA	10,924,980
14,285	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2016A-1, 1.450%, 7/01/42 (Mandatory Put 7/01/22)	No Opt. Call	AAA	14,347,854
3,325	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2016A-2, 2.000%, 7/01/42 (Mandatory Put 7/01/26)	No Opt. Call	AAA	3,455,440
5,100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2017B, 5.000%, 7/01/29 (Mandatory Put 7/01/20)	No Opt. Call	AAA	5,148,093
21,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U1, 2.000%, 7/01/33 (Mandatory Put 2/08/22)	No Opt. Call	AAA	21,179,130
7,705	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Health Issue, Series 2014D, 1.800%, 7/01/49 (Mandatory Put 7/01/24)	1/24 at 100.00	AA-	7,719,485
1,040	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2018D-1, 4.000%, 11/15/38	11/27 at 100.00	AAA	1,139,746
1,160	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2019B-1, 3.300%, 11/15/39	11/28 at 100.00	AAA	1,238,671
1,540	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2019E-1, 2.850%, 11/15/39	11/28 at 100.00	AAA	1,572,756
5,845	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2019F-1, 2.750%, 11/15/37	11/28 at 100.00	AAA	5,906,314
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2020A-1:
3,500	2.450%, 5/15/38	5/29 at 100.00	AAA	3,405,955
10,000	3.500%, 11/15/45	5/29 at 100.00	AAA	10,781,400
800	Connecticut State, General Obligation Bonds, Refunding Series 2012C, 5.000%, 6/01/22	No Opt. Call	A1	858,896
1,360	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/22	No Opt. Call	A1	1,461,837
925	Connecticut State, General Obligation Bonds, Refunding Series 2018F, 5.000%, 9/15/20	No Opt. Call	A1	939,670
15,000	Connecticut State, General Obligation Bonds, Refunding Series 2020B, 5.000%, 1/15/22	No Opt. Call	A1	15,921,450
2,570	Connecticut State, General Obligation Bonds, Series 2013E, 5.000%, 8/15/22	No Opt. Call	A1	2,776,345
5,035	Connecticut State, General Obligation Bonds, Series 2020A, 5.000%, 1/15/22	No Opt. Call	A1	5,344,300
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Refunding Series 20168C:
720	5.000%, 10/01/20	No Opt. Call	A+	731,570
1,790	5.000%, 10/01/23	No Opt. Call	A+	1,998,249

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
	Stratford, Connecticut, General Obligation Bonds, Series 2014:
$ 400	5.000%, 12/15/24	12/22 at 100.00	AA-	$437,396
495	5.000%, 12/15/26	12/22 at 100.00	AA-	540,862
162,800	Total Connecticut			170,795,002
	Delaware – 0.1%
1,000	Delaware Health Facilities Authority, Revenue Bonds, Bayhealth Medical Center Project, Series 2017A, 4.000%, 7/01/35	7/27 at 100.00	AA	1,125,810
	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
1,100	4.000%, 7/01/22	No Opt. Call	BBB+	1,145,353
3,995	5.000%, 7/01/28	7/23 at 100.00	BBB+	4,354,350
6,095	Total Delaware			6,625,513
	District of Columbia – 1.3%
3,880	District of Columbia Student Dormitory Revenue Bonds, Provident Group - Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/30	10/22 at 100.00	BB+	3,946,426
4,740	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	A-	4,948,323
159,565	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	5/20 at 20.04	N/R	28,522,244
11,500	District of Columbia, Income Tax Secured Revenue Bonds, Refunding Series 2020B, 5.000%, 10/01/27	No Opt. Call	AAA	14,578,665
1,690	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B, 4.000%, 10/01/35	10/29 at 100.00	A-	1,771,272
3,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate Lien Series 2019B, 4.000%, 10/01/37	10/29 at 100.00	A-	3,645,460
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A:
9,020	5.000%, 10/01/27 (AMT)	No Opt. Call	AA-	10,847,723
4,150	5.000%, 10/01/28 (AMT)	No Opt. Call	AA-	5,060,717
4,150	5.000%, 10/01/29 (AMT)	10/28 at 100.00	AA-	5,031,087
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2020A Forward Delivery:
7,000	5.000%, 10/01/21 (AMT) (WI/DD, Settling 7/08/20)	No Opt. Call	AA-	7,311,500
10,000	5.000%, 10/01/22 (AMT) (WI/DD, Settling 7/08/20)	No Opt. Call	AA-	10,698,400
5,225	5.000%, 10/01/23 (AMT) (WI/DD, Settling 7/08/20)	No Opt. Call	AA-	5,737,259
5,465	Metropolitan Washington DC Airports Authority, District of Columbia, Airport System Revenue Bonds, Refunding Series 2018A, 5.000%, 10/01/26 (AMT)	No Opt. Call	AA-	6,465,805
1,250	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2018, 5.000%, 7/01/25	No Opt. Call	AA-	1,483,250
231,135	Total District of Columbia			110,048,131

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida – 4.5%
$ 4,170	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Shands Teaching Hospital & Clinics, Inc at the University of Florida Project, Refunding Series 2019B-2, 5.000%, 12/01/37 (Mandatory Put 12/01/26)	6/26 at 100.00	A	$4,992,115
12,835	Broward County School Board, Florida, Certificates of Participation, Series 2015A, 5.000%, 7/01/25	No Opt. Call	Aa3	15,230,011
	Broward County, Florida, Airport System Revenue Bonds, Series 2015A:
10,000	5.000%, 10/01/34 (AMT)	10/25 at 100.00	A+	11,251,000
15,135	5.000%, 10/01/35 (AMT)	10/25 at 100.00	A+	17,003,567
3,110	Broward County, Florida, Port Facilities Revenue Bonds, Series 2019B, 2.250%, 9/01/29 (AMT)	No Opt. Call	A1	3,198,355
	Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas Series 2017:
930	2.250%, 9/01/23 – AGM Insured	No Opt. Call	AA	951,660
1,410	2.500%, 9/01/24 – AGM Insured	No Opt. Call	AA	1,465,357
1,350	2.750%, 9/01/25 – AGM Insured	No Opt. Call	AA	1,429,907
940	2.750%, 9/01/26 – AGM Insured	No Opt. Call	AA	1,003,911
705	3.000%, 9/01/27 – AGM Insured	No Opt. Call	AA	761,668
	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2015:
9,685	5.000%, 10/01/32	10/25 at 100.00	A+	11,351,788
7,325	5.000%, 10/01/33	10/25 at 100.00	A+	8,560,508
2,030	Capital Trust Agency, Florida, Educational Facilities Lease Revenue Bonds, Franklin Academy Projects, Series 2020, 5.000%, 12/15/35, 144A	7/26 at 100.00	N/R	2,016,704
	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
16,445	5.000%, 6/01/22	12/21 at 100.00	AA	17,342,239
14,640	5.000%, 6/01/25	12/24 at 100.00	AA	16,746,403
	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
4,545	5.000%, 6/01/20	No Opt. Call	AA	4,573,043
1,600	5.000%, 6/01/21	No Opt. Call	AA	1,669,840
	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Refunding Series 2013:
1,805	4.750%, 11/01/23	No Opt. Call	BB+	1,816,191
1,860	6.000%, 11/01/33	11/23 at 100.00	BB+	1,920,524
1,000	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University Project, Series 2013A, 6.000%, 4/01/42	4/23 at 100.00	A-	1,096,340
370	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A, 5.000%, 6/15/27, 144A	6/26 at 100.00	N/R	337,248
	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
44,460	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	6/20 at 105.00	N/R	39,412,456
35,955	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	6/20 at 105.00	N/R	31,796,085

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 3,275	Florida Governmental Utility Authority, Utility Revenue Bonds, Lake Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	A3	$3,467,897
2,710	Florida Governmental Utility Authority, Utility Revenue Bonds, Pasco Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	A3	2,869,619
	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2016:
1,250	5.000%, 4/01/32	4/26 at 100.00	A-	1,424,975
1,750	5.000%, 4/01/33	4/26 at 100.00	A-	1,991,605
5,965	5.000%, 4/01/34	4/26 at 100.00	A-	6,774,033
4,290	5.000%, 4/01/35	4/26 at 100.00	A-	4,859,369
4,410	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2017-1, 3.600%, 7/01/37	1/27 at 100.00	Aaa	4,739,780
5,940	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2018-2, 4.050%, 7/01/38	1/28 at 100.00	Aaa	6,610,507
8,000	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2019-1, 3.000%, 7/01/39	7/28 at 100.00	Aaa	8,376,080
1,145	Florida Municipal Power Agency, Power Supply Revenue Bonds, All Requirements Project, Refunding Series 2016A, 5.000%, 10/01/30	10/26 at 100.00	AA-	1,346,291
	Florida State Board of Education, Public Education Capital Outlay Bonds, Series 2007D:
6,395	3.000%, 6/01/30	4/20 at 100.00	AAA	6,402,354
6,585	3.000%, 6/01/31	4/20 at 100.00	AAA	6,592,309
6,780	3.000%, 6/01/32	4/20 at 100.00	AAA	6,787,390
1,500	Florida State Department of Children and Families, Certificates of Participation, South Florida Evaluation Treatment Project, Series 2005, 5.000%, 10/01/25	4/20 at 100.00	AA+	1,504,725
12,569	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Refunding Series 2012, 2.025%, 11/15/26 (Mandatory Put 11/15/22)	8/22 at 101.00	N/R	12,587,574
2,240	Jacksonville, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/20	No Opt. Call	AA	2,282,403
1,940	Jacksonville, Florida, Special Revenue Bonds, Series 20120C, 5.000%, 10/01/24	10/22 at 100.00	AA	2,118,286
5,050	JEA, Florida, Electric System Revenue Bonds, Subordinated Series Three 2017B, 5.000%, 10/01/27	No Opt. Call	AA	6,263,212
7,005	Lee County, Florida, Airport Revenue Bonds, Refunding Series 2011A, 5.375%, 10/01/32 – AGM Insured (AMT)	8/21 at 100.00	AA	7,274,132
6,000	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2015A, 5.000%, 4/01/35	4/25 at 100.00	A-	6,722,700
5,760	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2018A, 5.000%, 4/01/53	4/28 at 100.00	A-	6,511,565
	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
2,705	5.000%, 7/01/24	No Opt. Call	A	3,091,707
1,265	5.000%, 7/01/27	7/24 at 100.00	A	1,446,401

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A:
$ 925	5.000%, 10/01/20 (AMT)	No Opt. Call	A	$938,847
5,175	5.000%, 10/01/22 (AMT)	No Opt. Call	A	5,549,929
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B:
3,000	5.000%, 10/01/24	10/20 at 100.00	A	3,048,810
6,305	5.000%, 10/01/41	10/20 at 100.00	A	6,402,854
	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,975	5.000%, 4/01/21	4/20 at 100.00	AA	1,979,029
5,015	5.250%, 4/01/30	4/20 at 100.00	AA	5,025,632
6,550	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2017B, 3.125%, 10/01/39	10/27 at 100.00	AA-	6,951,908
5,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%, 10/01/29 – AGM Insured (Pre-refunded 10/01/20)	10/20 at 100.00	AA (5)	5,098,700
	Orlando, Florida, Tourist Development Tax Revenue Bonds, 6th Cent Contract Payments, Refunding Senior Series 2017A:
4,000	5.000%, 11/01/32 – AGM Insured	11/27 at 100.00	AA	4,873,800
2,000	5.000%, 11/01/34 – AGM Insured	11/27 at 100.00	AA	2,423,880
1,000	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Series 2019A-1, 5.000%, 10/01/44	10/29 at 100.00	BBB+	1,222,310
2,525	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31 (Pre-refunded 12/01/24)	12/24 at 100.00	N/R (5)	2,895,822
4,235	Palm Beach County School Board, Florida, Certificates of Participation, Series 2014B, 5.000%, 8/01/22	No Opt. Call	Aa3	4,608,400
	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011:
175	5.000%, 10/01/25 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R (5)	185,108
9,825	5.000%, 10/01/25	10/21 at 100.00	AA+	10,378,049
4,830	South Florida Water Management District, Certificates of Participation, Series 2015, 5.000%, 10/01/33	4/26 at 100.00	AA	5,661,774
	Tampa, Florida, Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
630	5.000%, 9/01/22	No Opt. Call	A+	686,196
2,850	5.000%, 9/01/23	9/22 at 100.00	A+	3,087,918
1,270	3.125%, 9/01/24	9/22 at 100.00	A+	1,321,016
1,290	5.000%, 9/01/25	9/22 at 100.00	A+	1,383,448
1,500	5.000%, 9/01/27	9/22 at 100.00	A+	1,607,145
1,980	5.000%, 9/01/28	9/22 at 100.00	A+	2,119,491
6,150	4.000%, 9/01/33	9/22 at 100.00	A+	6,431,977
375,039	Total Florida			391,853,877

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia – 2.4%
$ 5,010	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010C, 5.875%, 1/01/24	1/21 at 100.00	Aa3	$5,168,667
	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B:
2,095	5.000%, 1/01/23	1/22 at 100.00	AA-	2,223,067
1,500	5.000%, 1/01/28	1/22 at 100.00	AA-	1,590,900
1,650	5.000%, 1/01/37	1/22 at 100.00	AA-	1,741,163
	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A:
11,070	5.000%, 1/01/27	1/24 at 100.00	AA-	12,484,303
4,280	5.000%, 1/01/29	1/24 at 100.00	AA-	4,825,144
6,750	5.000%, 1/01/30	1/24 at 100.00	AA-	7,599,217
14,810	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2018C, 4.000%, 11/01/37	11/27 at 100.00	Aa2	16,760,329
2,215	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Vogtle Plant, First Series 2008, 1.650%, 11/01/48 (Mandatory Put 6/18/21)	No Opt. Call	A-	2,200,381
	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Revenue Bonds, Memorial Health University Medical Center, Inc, Refunding & Improvement Series 2012A:
3,340	5.000%, 1/01/23 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (5)	3,562,945
5,560	5.000%, 1/01/24 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (5)	5,931,130
8,990	5.000%, 1/01/25 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (5)	9,590,082
14,665	Columbus Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Piedmont Health, Series 2019B, 5.000%, 7/01/54 (Mandatory Put 7/01/29)	1/29 at 100.00	AA-	17,844,519
1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc Project, Series 2010, 6.000%, 9/01/30 (Pre-refunded 9/01/20)	9/20 at 100.00	N/R (5)	1,274,363
	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018A:
3,590	3.600%, 12/01/33	6/27 at 100.00	AAA	3,876,015
6,045	3.850%, 12/01/38	6/27 at 100.00	AAA	6,513,185
1,850	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018B, 3.800%, 12/01/33	12/27 at 100.00	AAA	1,915,786
	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2019A:
2,910	3.050%, 12/01/34	6/28 at 100.00	AAA	3,042,900
4,000	3.350%, 12/01/39	6/28 at 100.00	AAA	4,197,160
8,285	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2019B, 2.950%, 12/01/39	12/28 at 100.00	AAA	8,454,428
6,350	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Sub Series 2015A-1, 3.700%, 12/01/35	12/24 at 100.00	AAA	6,689,725
25,000	Georgia State, General Obligation Bonds, Series 2006G, 1.000%, 10/01/26	5/20 at 100.00	AAA	24,316,750
11,000	Georgia State, General Obligation Bonds, Series 2007E, 2.000%, 8/01/27	4/20 at 100.00	AAA	11,005,390
5,800	Henry County School District, Georgia, General Obligation Bonds, Series 2016, 5.000%, 8/01/23	No Opt. Call	AA+	6,524,304

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 26,600	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019B, 4.000%, 8/01/49 (Mandatory Put 12/02/24)	9/24 at 100.43	Aa1	$28,406,938
10,620	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019C, 4.000%, 3/01/50 (Mandatory Put 9/01/26)	6/26 at 100.50	A3	11,070,925
2,785	Municipal Gas Authority of Georgia, Gas Revenue Bonds, Gas Portfolio III Project, Series 2014U, 5.000%, 10/01/21	No Opt. Call	AA-	2,940,292
198,020	Total Georgia			211,750,008
	Guam – 0.0%
4,060	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A-	4,132,918
	Hawaii – 0.8%
5,005	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.250%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	AA- (5)	5,054,500
1,025	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010B, 5.625%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	AA- (5)	1,035,957
8,560	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc and Subsidiary Projects, Refunding Series 2019, 3.200%, 7/01/39	7/29 at 100.00	Baa2	8,476,027
10,785	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc and Subsidiary Projects, Series 2017A, 3.100%, 5/01/26 (AMT)	No Opt. Call	A-	10,972,443
	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health Systems, Series 2015A:
5,500	5.000%, 7/01/26	7/25 at 100.00	AA-	6,463,765
4,510	5.000%, 7/01/27	7/25 at 100.00	AA-	5,286,306
7,825	5.000%, 7/01/28	7/25 at 100.00	AA-	9,146,721
9,180	5.000%, 7/01/29	7/25 at 100.00	AA-	10,723,525
15,450	Hawaiian Electric Company Inc and Its Subsidiaries, Special Purpose Revenue Bonds, Deparment of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (AMT)	No Opt. Call	A-	15,864,987
67,840	Total Hawaii			73,024,231
	Idaho – 0.3%
560	Boise City, Idaho, Airport Revenue Bonds, Aircraft Maintenance Facilities Project, Subordinate Series 2015, 3.750%, 9/01/32 (AMT)	9/25 at 100.00	A2	585,183
3,100	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke's Health System Project, Series 2014A, 4.125%, 3/01/37	3/24 at 100.00	A-	3,239,934
1,000	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Victory Charter School, Inc Project, Refunding Series 2016A, 5.000%, 7/01/39	7/26 at 100.00	BBB-	1,076,550
1,800	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2019C, 2.900%, 7/01/39	1/29 at 100.00	Aa1	1,860,678
	Madison County School District 321, Idaho, General Obligation Bonds, Sales Tax and Credit Enhancement Guaranty, Refunding Series 2014B:
2,595	5.000%, 8/15/21	No Opt. Call	Aaa	2,733,599
2,710	5.000%, 8/15/22	No Opt. Call	Aaa	2,954,117

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Idaho (continued)
$ 12,005	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project, Refunding Series 2016, 2.750%, 10/01/24	No Opt. Call	BBB-	$ 11,575,101
23,770	Total Idaho			24,025,162
	Illinois – 11.1%
2,015	Bartlett, Illinois, Tax Increment Revenue Bonds, Barlett Quarry Redev Project, Senior Lien Series 2016, 4.000%, 1/01/24	1/22 at 100.00	N/R	1,929,524
	Bolingbrook, Illinois, General Obligation Bonds, Refunding Series 2013A:
2,800	0.000%, 1/01/30	7/23 at 72.73	A2	1,898,848
2,550	0.000%, 1/01/31	7/23 at 68.95	A2	1,637,839
2,750	0.000%, 1/01/32	7/23 at 65.29	A2	1,670,900
4,000	0.000%, 1/01/33	7/23 at 61.69	A2	2,295,080
	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016:
429	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	435,722
444	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	454,296
958	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	990,543
1,043	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	1,083,562
963	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	1,003,282
	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
585	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	594,167
610	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	624,146
968	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	1,000,883
1,423	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	1,478,340
1,448	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	1,505,819
29,585	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	31,463,352
	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2017:
1,860	5.000%, 4/01/33	4/27 at 100.00	A	1,908,620
1,000	5.000%, 4/01/42	4/27 at 100.00	A	1,008,210
1,150	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds, Series 2018, 5.000%, 4/01/37	4/28 at 100.00	A	1,172,241
10,900	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 7.000%, 12/01/42, 144A	12/27 at 100.00	BB-	12,228,601
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C:
3,125	5.000%, 12/01/27	No Opt. Call	BB	3,221,062
12,385	5.000%, 12/01/30	12/27 at 100.00	BB	12,667,750
5,270	5.000%, 12/01/34	12/27 at 100.00	BB	5,348,049
2,600	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017D, 5.000%, 12/01/31	12/27 at 100.00	BB	2,654,210
3,655	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017H, 5.000%, 12/01/36	12/27 at 100.00	BB	3,690,453

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018A:
$ 9,745	4.000%, 12/01/21	No Opt. Call	BB	$9,699,198
5,795	4.000%, 12/01/22	No Opt. Call	BB	5,745,974
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018C:
1,200	5.000%, 12/01/22	No Opt. Call	BB	1,219,716
2,885	5.000%, 12/01/23	No Opt. Call	BB	2,943,219
2,300	5.000%, 12/01/24	No Opt. Call	BB	2,353,981
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2019A:
1,860	0.000%, 12/01/25	No Opt. Call	BB	1,512,143
2,545	0.000%, 12/01/26	No Opt. Call	BB	1,986,678
19,585	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A, 7.000%, 12/01/46, 144A	12/27 at 100.00	BB-	21,972,216
	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011:
3,530	5.250%, 12/01/25	12/21 at 100.00	AA	3,756,273
3,235	5.250%, 12/01/26	12/21 at 100.00	AA	3,436,832
	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Refunding Series 2015A:
5,700	5.000%, 1/01/33 (AMT)	1/25 at 100.00	A	6,276,555
4,225	5.000%, 1/01/34 (AMT)	1/25 at 100.00	A	4,644,458
	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Series 2018B:
2,500	5.000%, 1/01/36	1/29 at 100.00	A	2,940,625
3,000	5.000%, 1/01/37	1/29 at 100.00	A	3,518,910
4,000	5.000%, 1/01/38	1/29 at 100.00	A	4,675,040
17,605	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	18,931,713
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
2,080	5.000%, 1/01/23 (ETM)	No Opt. Call	N/R (5)	2,293,533
4,745	5.000%, 1/01/23	No Opt. Call	AA-	4,830,837
7,600	5.000%, 1/01/24	No Opt. Call	BBB+	7,776,244
4,440	5.000%, 1/01/25	No Opt. Call	BBB+	4,564,853
1,940	5.000%, 1/01/26	No Opt. Call	BBB+	2,003,128
1,525	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/24	12/23 at 100.00	A+	1,567,090
	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
2,600	5.000%, 11/15/20	No Opt. Call	A+	2,626,624
2,780	5.000%, 11/15/21	No Opt. Call	A+	2,829,401
2,400	5.000%, 11/15/22	No Opt. Call	A+	2,464,584

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A:
$ 5,250	5.000%, 11/15/20	No Opt. Call	A+	$5,303,760
2,260	5.000%, 11/15/21	No Opt. Call	A+	2,300,160
	Effingham and Clay Counties Community Unit School District Number 40, Effingham, Illinois, General Obligation Bonds, School Series 2019A:
1,000	4.000%, 12/01/30 – BAM Insured	12/27 at 100.00	AA	1,123,020
1,000	4.000%, 12/01/34 – BAM Insured	12/27 at 100.00	AA	1,101,090
1,395	4.000%, 12/01/35 – BAM Insured	12/27 at 100.00	AA	1,529,101
1,455	4.000%, 12/01/36 – BAM Insured	12/27 at 100.00	AA	1,587,521
500	Huntley, Illinois, Special Tax Bonds, Special Service Area 10, Refunding Series 2017, 2.800%, 3/01/25 – BAM Insured	No Opt. Call	AA	520,590
	Huntley, Illinois, Special Tax Bonds, Special Service Area 9, Refunding Series 2017:
875	2.400%, 3/01/23 – BAM Insured	No Opt. Call	AA	891,896
925	2.600%, 3/01/24 – BAM Insured	No Opt. Call	AA	951,270
1,025	3.000%, 3/01/26 – BAM Insured	No Opt. Call	AA	1,080,073
1,055	3.150%, 3/01/27 – BAM Insured	3/26 at 100.00	AA	1,110,440
6,815	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2008A-2, 4.000%, 11/01/30	No Opt. Call	AA	7,838,477
7,050	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2008A-3, 5.000%, 11/01/30	No Opt. Call	AA	8,450,271
1,050	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2014, 5.000%, 8/01/23	No Opt. Call	AA	1,176,000
7,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2008A-1, 4.000%, 11/01/30	No Opt. Call	AA	8,052,590
3,235	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42 (Pre-refunded 6/01/22)	6/22 at 100.00	AA (5)	3,509,102
6,400	Illinois Finance Authority, Revenue Bonds, Ann & Robert H Lurie Children's Hospital of Chicago, Refunding Series 2017, 4.000%, 8/15/39	8/27 at 100.00	AA	7,019,584
2,000	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2016, 5.000%, 3/01/30	3/26 at 100.00	AA-	2,354,900
	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C:
2,400	3.625%, 2/15/32	2/27 at 100.00	AA+	2,550,696
10,000	3.750%, 2/15/34	2/27 at 100.00	AA+	10,802,700
70	4.000%, 2/15/41 (Pre-refunded 2/15/27)	2/27 at 100.00	N/R (5)	81,880
1,505	4.000%, 2/15/41 (Pre-refunded 2/15/27)	2/27 at 100.00	N/R (5)	1,760,414
32,420	4.000%, 2/15/41	2/27 at 100.00	AA+	34,974,372
13,685	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	AA+	14,885,859

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
$ 475	5.000%, 9/01/26	9/24 at 100.00	AA+	$548,844
1,205	5.000%, 9/01/27	9/24 at 100.00	AA+	1,390,293
775	5.000%, 9/01/29	9/24 at 100.00	AA+	891,188
2,450	5.000%, 9/01/34	9/24 at 100.00	AA+	2,790,427
2,815	4.625%, 9/01/39	9/24 at 100.00	AA+	3,086,816
7,015	5.000%, 9/01/42	9/24 at 100.00	AA+	7,901,906
	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013:
1,390	5.000%, 5/15/23 (Pre-refunded 5/15/22)	5/22 at 100.00	A1 (5)	1,490,191
1,120	5.000%, 5/15/25 (Pre-refunded 5/15/22)	5/22 at 100.00	A1 (5)	1,200,730
1,175	5.000%, 5/15/26 (Pre-refunded 5/15/22)	5/22 at 100.00	A1 (5)	1,259,694
	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2019:
2,500	5.000%, 4/01/31	4/29 at 100.00	AA-	3,121,875
1,300	5.000%, 4/01/32	4/29 at 100.00	AA-	1,619,176
4,500	5.000%, 4/01/34	4/29 at 100.00	AA-	5,574,420
7,610	5.000%, 4/01/36	4/29 at 100.00	AA-	9,359,311
5,205	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016, 5.000%, 12/01/24	No Opt. Call	A3	5,984,084
	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Refunding Series 2016A:
2,370	5.000%, 7/01/33	7/26 at 100.00	A	2,801,364
3,170	5.000%, 7/01/34	7/26 at 100.00	A	3,732,073
5,000	5.000%, 7/01/35	7/26 at 100.00	A	5,861,300
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A:
1,000	5.000%, 11/15/27	11/25 at 100.00	A	1,179,490
1,885	5.000%, 11/15/28	11/25 at 100.00	A	2,216,440
2,000	5.000%, 11/15/29	11/25 at 100.00	A	2,344,440
2,950	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.400%, 4/01/27	5/20 at 100.00	N/R	2,951,829
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
2,215	5.000%, 8/15/35	8/25 at 100.00	Baa1	2,517,347
5,000	5.000%, 8/15/44	8/25 at 100.00	Baa1	5,605,950
	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc, Refunding Series 2017C:
1,150	5.000%, 3/01/32	3/27 at 100.00	AA-	1,360,209
2,750	5.000%, 3/01/33	3/27 at 100.00	AA-	3,242,580
1,650	5.000%, 3/01/34	3/27 at 100.00	AA-	1,939,756
1,800	4.000%, 3/01/35	3/27 at 100.00	AA-	1,957,086
1,785	Illinois Health Facilities Authority, Revenue Bonds, Advocate Healthcare Network, Series 2003A Remarketing 07/21/16, 1.375%, 11/15/22	7/21 at 101.00	AA	1,791,033
5,385	Illinois Housing Development Authority, Revenue Bonds, Series 2019D, 2.950%, 10/01/39	4/29 at 100.00	Aaa	5,591,622

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois State, General Obligation Bonds, February Series 2014:
$ 4,000	5.000%, 2/01/23	No Opt. Call	BBB	$4,132,440
3,155	5.000%, 2/01/24	No Opt. Call	BBB	3,291,706
4,630	5.000%, 2/01/25	2/24 at 100.00	BBB	4,818,441
4,675	5.000%, 2/01/26	2/24 at 100.00	BBB	4,842,926
6,000	5.000%, 2/01/27	2/24 at 100.00	BBB	6,177,660
2,485	Illinois State, General Obligation Bonds, June Series 2016, 3.500%, 6/01/29	6/26 at 100.00	BBB	2,316,144
1,800	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/32	5/24 at 100.00	BBB	1,831,338
12,200	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/26	No Opt. Call	BBB	12,895,644
	Illinois State, General Obligation Bonds, November Series 2017D:
4,765	5.000%, 11/01/21	No Opt. Call	BBB	4,867,209
25,540	5.000%, 11/01/23	No Opt. Call	BBB	26,539,380
4,540	5.000%, 11/01/24	No Opt. Call	BBB	4,759,191
5,155	5.000%, 11/01/25	No Opt. Call	BBB	5,444,763
5,530	3.250%, 11/01/26	No Opt. Call	BBB	5,228,947
2,960	5.000%, 11/01/26	No Opt. Call	BBB	3,111,286
9,400	5.000%, 11/01/27	No Opt. Call	BBB	9,795,928
5,245	5.000%, 11/01/28	11/27 at 100.00	BBB	5,451,601
10,000	Illinois State, General Obligation Bonds, November Series 2019A, 5.000%, 11/01/22	No Opt. Call	BBB	10,305,900
	Illinois State, General Obligation Bonds, Refunding Series 2012:
7,750	5.000%, 8/01/20	No Opt. Call	BBB	7,784,952
6,175	5.000%, 8/01/21	No Opt. Call	BBB	6,286,829
15,265	5.000%, 8/01/22	No Opt. Call	BBB	15,691,809
2,835	5.000%, 8/01/23	No Opt. Call	BBB	2,943,439
285	5.000%, 8/01/25	8/22 at 100.00	BBB	292,154
2,870	Illinois State, General Obligation Bonds, Series 2012, 4.000%, 9/01/21	No Opt. Call	BBB	2,886,015
12,210	Illinois State, General Obligation Bonds, Series 2012A, 4.000%, 1/01/22	No Opt. Call	BBB	12,287,289
	Illinois State, General Obligation Bonds, Series 2013:
5,520	5.500%, 7/01/25	7/23 at 100.00	BBB	5,793,737
2,760	5.500%, 7/01/26	7/23 at 100.00	BBB	2,885,304
2,085	5.500%, 7/01/27	7/23 at 100.00	BBB	2,168,296
7,495	5.250%, 7/01/29	7/23 at 100.00	BBB	7,682,525
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
9,595	5.000%, 12/01/21	No Opt. Call	AA-	10,125,124
3,345	5.000%, 12/01/22	No Opt. Call	AA-	3,633,306
4,110	5.000%, 1/01/33	1/23 at 100.00	AA-	4,427,497
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2016A:
6,795	5.000%, 12/01/31	1/26 at 100.00	AA-	7,894,159
7,895	5.000%, 12/01/32	1/26 at 100.00	AA-	9,158,200

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2018A:
$ 8,500	5.000%, 1/01/25	No Opt. Call	AA-	$9,763,950
14,270	5.000%, 1/01/26	No Opt. Call	AA-	16,705,175
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014B:
11,000	5.000%, 1/01/36	1/24 at 100.00	AA-	12,117,600
6,115	5.000%, 1/01/37	1/24 at 100.00	AA-	6,726,989
11,605	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014D, 5.000%, 1/01/24	No Opt. Call	AA-	12,988,432
10,550	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B, 5.000%, 1/01/37	1/26 at 100.00	AA-	12,145,265
	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Series 2007A:
1,955	9.000%, 1/01/22 – AGM Insured (ETM)	No Opt. Call	AA (5)	2,217,811
6,615	9.000%, 1/01/22 – AGM Insured	No Opt. Call	Aa2	7,499,293
285	9.000%, 1/01/23 – AGM Insured (ETM)	No Opt. Call	AA (5)	344,371
965	9.000%, 1/01/23 – AGM Insured	No Opt. Call	Aa2	1,160,181
1,210	9.000%, 1/01/25 – AGM Insured (ETM)	No Opt. Call	AA (5)	1,636,876
3,940	9.000%, 1/01/25 – AGM Insured	No Opt. Call	Aa2	5,281,767
	Kendall, Kane, and Will Counties Community Unit School District 308 Oswego, Illinois, General Obligation Bonds, Refunding School Series 2016:
5,000	5.000%, 2/01/34	2/26 at 100.00	AA-	5,810,100
3,465	5.000%, 2/01/35	2/26 at 100.00	AA-	4,009,871
	LaSalle and Bureau Counties High School District 120 LaSalle-Peru, Illinois, General Obligation Bonds, School Building Series 2017:
1,140	5.000%, 12/01/24 – BAM Insured	No Opt. Call	AA	1,316,187
1,485	5.000%, 12/01/30 – BAM Insured	12/26 at 100.00	AA	1,787,480
1,165	5.000%, 12/01/31 – BAM Insured	12/26 at 100.00	AA	1,399,049
1,645	5.000%, 12/01/32 – BAM Insured	12/26 at 100.00	AA	1,972,059
1,725	5.000%, 12/01/33 – BAM Insured	12/26 at 100.00	AA	2,064,376
1,815	5.000%, 12/01/34 – BAM Insured	12/26 at 100.00	AA	2,168,308
	LaSalle County, Illinois, General Obligation Bonds, Self-Insurance Series 2019:
1,845	4.000%, 12/01/27	No Opt. Call	Aa2	2,132,266
1,925	4.000%, 12/01/28	12/27 at 100.00	Aa2	2,281,818
1,560	4.000%, 12/01/29	12/27 at 100.00	Aa2	1,803,610
	Madison County Community Unit School District 7 Edwardsville, Illinois, General Obligation Bonds, Series 2017A:
2,430	5.000%, 12/01/28	12/25 at 100.00	AA	2,845,093
2,500	5.000%, 12/01/29	12/25 at 100.00	AA	2,924,100
1,500	Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene Counties Community College District 536, Illinois, General Obligation Bonds, Lewis & Clark Community College, Refunding Series 2017A, 5.000%, 11/01/31 – AGM Insured	11/26 at 100.00	AA	1,781,730

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B:
$ 4,990	5.000%, 12/15/28	6/22 at 100.00	BBB	$5,031,018
1,700	0.000%, 12/15/51	No Opt. Call	BBB	453,866
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B:
1,810	0.000%, 12/15/37 (8)	No Opt. Call	BBB	984,115
9,045	0.000%, 12/15/42 (8)	6/38 at 100.00	BBB	4,756,223
6,000	0.000%, 12/15/47 (8)	6/38 at 100.00	BBB	3,094,200
28,425	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/29 – NPFG Insured	No Opt. Call	BBB	21,130,008
	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2018:
457	3.100%, 3/01/26 – BAM Insured	No Opt. Call	AA	483,300
459	3.200%, 3/01/27 – BAM Insured	No Opt. Call	AA	490,194
365	3.300%, 3/01/28 – BAM Insured	3/27 at 100.00	AA	390,291
639	3.450%, 3/01/30 – BAM Insured	3/27 at 100.00	AA	685,366
500	Morton Grove, Illinois, Tax Increment Revenue Bonds, Sawmill Station Redevelopment Project, Senior Lien Series 2019, 4.250%, 1/01/29	1/26 at 100.00	N/R	456,050
2,270	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2011, 0.000%, 12/01/24	No Opt. Call	A	2,060,048
1,494	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/29 – AGM Insured	3/24 at 100.00	AA	1,644,461
	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
295	5.000%, 10/01/23	10/22 at 100.00	Baa1	310,853
350	5.000%, 10/01/24	10/22 at 100.00	Baa1	370,118
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
7,785	5.250%, 6/01/21	No Opt. Call	A	8,114,383
12,395	5.500%, 6/01/23 (Pre-refunded 6/01/21)	6/21 at 100.00	N/R (5)	13,023,798
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2017:
3,900	5.000%, 6/01/25	No Opt. Call	A	4,536,636
5,000	5.000%, 6/01/26	No Opt. Call	A	5,955,150
3,000	5.000%, 6/01/27	6/26 at 100.00	A	3,566,070
	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Areas 1, 3 & 4, Refunding Series 2017:
1,283	3.700%, 3/01/29 – BAM Insured	3/27 at 100.00	AA	1,401,626
1,073	3.800%, 3/01/30 – BAM Insured	3/27 at 100.00	AA	1,169,001
1,897	4.000%, 3/01/33 – BAM Insured	3/27 at 100.00	AA	2,066,118

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitization Bonds, Second Lien Series 2020A:
$ 2,425	5.000%, 1/01/36	1/30 at 100.00	AA-	$2,827,041
2,435	5.000%, 1/01/37 – BAM Insured	1/30 at 100.00	AA	2,831,077
	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc, Series 2013:
2,565	7.125%, 11/01/43 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (5)	3,087,029
2,415	7.625%, 11/01/48 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (5)	2,948,618
2,645	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Southwestern Illinois Flood District Council Project, Series 2016B, 4.000%, 10/15/40	10/25 at 100.00	A-	2,823,008
	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Southwestern Illinois Flood District Council Project, Series 2020:
925	4.000%, 4/15/34	4/30 at 100.00	AA-	1,077,912
1,225	4.000%, 10/15/35	4/30 at 100.00	AA-	1,418,820
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
7,805	5.000%, 3/01/33	3/25 at 100.00	A	8,916,120
13,960	5.000%, 3/01/34 – AGM Insured	3/25 at 100.00	AA	15,933,246
10,990	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	12,411,447
	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012:
3,205	4.000%, 11/01/21	No Opt. Call	A+	3,337,847
2,830	4.000%, 11/01/22	No Opt. Call	A+	3,014,771
	Will and Kendall Counties Community Consolidated School District 202 Plainfield, Illinois, General Obligation Bonds, Series 2016C:
9,760	5.000%, 1/01/22	No Opt. Call	Aa2	10,395,669
3,355	5.000%, 1/01/23	No Opt. Call	Aa2	3,676,409
3,295	5.000%, 1/01/24	No Opt. Call	Aa2	3,715,969
4,215	5.000%, 1/01/25	No Opt. Call	Aa2	4,875,111
5,675	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2013B, 0.000%, 1/01/30	No Opt. Call	Baa2	4,306,247
5,000	Will County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2016, 5.000%, 11/15/41	11/25 at 100.00	AA+	5,804,650
	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation Bonds, Series 2013:
4,070	0.000%, 2/01/25	No Opt. Call	A+	3,701,258
3,855	0.000%, 2/01/26	No Opt. Call	A+	3,421,158
907,413	Total Illinois			956,133,760
	Indiana – 3.5%
	Carmel Redevelopment Authority, Indiana, County Option Income Tax Lease Rental Revenue Bonds, Refunding Series 2014B:
1,035	5.000%, 7/01/20	No Opt. Call	AA	1,045,071
500	5.000%, 1/01/21	No Opt. Call	AA	514,690

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 10,000	Indiana Bond Bank, Advance Funding Program Notes, Series 2020A, 3.000%, 1/11/21	No Opt. Call	N/R	$10,135,900
3,500	Indiana Finance Authority, Educational Facilities Revenue Bonds, University of Indianapolis Project, Series 2017, 5.000%, 10/01/43	4/27 at 100.00	BBB+	3,795,890
5,725	Indiana Finance Authority, Hospital Revenue Bonds, Goshen Health, Series 2019B, 2.100%, 11/01/49 (Mandatory Put 11/01/26)	5/26 at 100.00	A-	5,706,050
12,500	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding 2015B, 1.650%, 12/01/42 (Mandatory Put 7/01/22)	1/22 at 100.00	AA	12,475,875
	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
1,130	3.500%, 10/01/26	10/23 at 100.00	A	1,179,110
500	5.000%, 10/01/29	10/23 at 100.00	A	550,565
4,000	Indiana Finance Authority, Lease Appropriation Bonds, Stadium Project, Refunding Series 2015A, 5.250%, 2/01/37	8/25 at 100.00	AA+	4,749,120
5,300	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.250%, 10/01/24 – AGM Insured	10/21 at 100.00	AA	5,626,904
	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A:
715	5.000%, 10/01/22	No Opt. Call	AA	780,894
620	5.000%, 10/01/23	No Opt. Call	AA	698,678
625	5.000%, 10/01/24	No Opt. Call	AA	725,769
1,380	5.000%, 10/01/25	10/24 at 100.00	AA	1,607,810
1,710	5.000%, 10/01/26	10/24 at 100.00	AA	1,992,663
10,000	5.000%, 10/01/40	10/24 at 100.00	AA	11,417,200
8,000	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project, First Lien Series 2014A, 2.950%, 10/01/22	7/22 at 100.00	AA-	8,269,520
955	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health Subordinate Credit Group, Series 2005A-8, 1.250%, 11/01/27 (Mandatory Put 5/01/20)	No Opt. Call	AA	954,608
3,940	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, Series 2020A, 2.750%, 7/01/40	7/29 at 100.00	Aaa	3,944,728
	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2013A:
2,750	5.250%, 1/01/33 (Pre-refunded 7/01/23)	7/23 at 100.00	A+ (5)	3,099,855
2,505	5.250%, 1/01/34 (Pre-refunded 7/01/23)	7/23 at 100.00	A+ (5)	2,823,686
	Indianapolis Local Public Improvement Bond Bank, Indiana, Airport Authority Project Revenue Bonds, Refunding Series 2019D:
9,005	5.000%, 1/01/25 (AMT)	No Opt. Call	A1	10,112,165
4,010	5.000%, 1/01/26 (AMT)	No Opt. Call	A1	4,586,037
11,000	5.000%, 1/01/27 (AMT)	No Opt. Call	A1	12,792,780
6,000	5.000%, 1/01/28 (AMT)	No Opt. Call	A1	7,070,040
12,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Revenue Bonds, Fieldhouse Project, Series 2019B, 1.450%, 6/01/21	6/20 at 100.00	N/R	12,000,480
2,800	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 7/01/21 – NPFG Insured	No Opt. Call	AA	2,952,488
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	AA	5,626,850

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2013A:
$ 7,900	5.250%, 8/15/28	8/23 at 100.00	AA	$8,940,351
10,000	5.250%, 8/15/29	8/23 at 100.00	AA	11,323,800
	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2017A:
12,275	5.000%, 8/15/26	No Opt. Call	AA	15,103,651
6,620	5.000%, 8/15/27	No Opt. Call	AA	8,328,556
	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
500	5.000%, 10/01/27	10/24 at 100.00	A+	576,810
720	5.000%, 10/01/28	10/24 at 100.00	A+	830,239
1,000	5.000%, 10/01/29	10/24 at 100.00	A+	1,152,040
1,360	5.000%, 10/01/31	10/24 at 100.00	A+	1,564,544
1,215	5.000%, 10/01/33	10/24 at 100.00	A+	1,393,192
	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,675	5.000%, 4/01/21	No Opt. Call	Ba1	1,717,327
940	5.000%, 4/01/22	No Opt. Call	Ba1	986,624
2,015	5.000%, 4/01/24	4/22 at 100.00	Ba1	2,111,519
	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012:
500	4.750%, 8/01/20	No Opt. Call	N/R	505,675
250	4.750%, 2/01/21	No Opt. Call	N/R	257,120
500	4.750%, 8/01/21	No Opt. Call	N/R	522,740
500	5.000%, 2/01/22	No Opt. Call	N/R	518,205
500	5.000%, 8/01/22	2/22 at 100.00	N/R	517,810
500	5.000%, 8/01/23	2/22 at 100.00	N/R	516,890
500	5.000%, 2/01/24	2/22 at 100.00	N/R	514,930
33,040	Richmond Hospital Authority, Indiana, Revenue Bonds, Reid Hospital Project, Refunding Series 2018B, 5.000%, 1/01/36	1/27 at 100.00	A-	38,223,646
460	Southwind Housing Inc, Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	6/20 at 100.00	N/R (5)	488,235
	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
1,040	5.000%, 2/01/25	8/24 at 100.00	A	1,193,192
1,000	5.000%, 2/01/26	8/24 at 100.00	A	1,147,640
1,805	5.000%, 2/01/27	8/24 at 100.00	A	2,071,003
1,750	5.000%, 2/01/29	8/24 at 100.00	A	2,004,695
2,700	5.000%, 2/01/31	8/24 at 100.00	A	3,090,879
7,635	Whiting, Indiana, Environmental Facilities Refunding Revenue Bonds, BP Products North America Inc Project, Refunding Series 2019A, 5.000%, 12/01/44 (Mandatory Put 6/05/26) (AMT)	No Opt. Call	A1	8,349,941

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 25,005	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc Project, Series 2015, 5.000%, 11/01/45 (Mandatory Put 11/01/22) (AMT)	No Opt. Call	A1	$26,167,482
20,625	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc Project, Series 2016A, 5.000%, 3/01/46 (Mandatory Put 3/01/23) (AMT)	No Opt. Call	A1	21,667,181
271,735	Total Indiana			299,021,343
	Iowa – 1.2%
	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011:
1,015	5.250%, 6/15/25 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (5)	1,022,623
2,000	5.250%, 6/15/26 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (5)	2,015,020
3,135	5.250%, 6/15/27 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (5)	3,158,544
2,000	5.375%, 6/15/28 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (5)	2,015,520
2,035	5.500%, 6/15/29 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (5)	2,051,321
1,000	5.500%, 6/15/30 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (5)	1,008,020
	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,830	5.000%, 1/01/23 – AGM Insured (Pre-refunded 1/01/21)	1/21 at 100.00	AA (5)	1,883,637
1,890	5.000%, 1/01/24 – AGM Insured (Pre-refunded 1/01/21)	1/21 at 100.00	AA (5)	1,945,396
1,520	5.000%, 1/01/25 – AGM Insured (Pre-refunded 1/01/21)	1/21 at 100.00	AA (5)	1,564,551
1,000	5.000%, 1/01/26 – AGM Insured (Pre-refunded 1/01/21)	1/21 at 100.00	AA (5)	1,029,310
10,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2013A, 5.250%, 2/15/44	2/23 at 100.00	AA-	10,652,200
	Iowa Finance Authority, Healthcare Revenue Bonds, Genesis Health System, Series 2013:
8,655	5.000%, 7/01/27	7/23 at 100.00	A1	9,565,160
6,840	5.000%, 7/01/28	7/23 at 100.00	A1	7,545,888
5,025	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22	12/20 at 103.00	BB-	4,717,369
1,925	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB-	1,970,526
6,445	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	BB-	6,574,093
4,770	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26, 144A	5/20 at 104.00	BB-	4,821,898
2,000	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series 2019D, 2.600%, 7/01/37	1/29 at 100.00	AAA	1,960,940
	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series 2020A:
5,000	2.700%, 1/01/40	7/29 at 100.00	AAA	4,854,350
15,000	3.750%, 1/01/50	7/29 at 100.00	AAA	16,252,500
1,250	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Refunding Series 2010, 5.500%, 9/01/25 (Pre-refunded 9/01/20)	9/20 at 100.00	N/R (5)	1,272,588
2,000	Iowa State, Special Obligation Bonds, Prison Infrastructure Fund, Refunding Series 2010, 4.500%, 6/15/22 (Pre-refunded 6/15/20)	6/20 at 100.00	AA (5)	2,014,120

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Iowa (continued)
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
$ 13,170	5.375%, 6/01/38	5/20 at 100.00	B-	$12,919,375
2,350	5.500%, 6/01/42	5/20 at 100.00	B-	2,299,451
30	5.625%, 6/01/46	5/20 at 100.00	B-	29,179
1,940	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	5/20 at 100.00	B-	1,918,544
103,825	Total Iowa			107,062,123
	Kansas – 0.5%
14,655	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993A, 2.950%, 12/01/23	4/23 at 101.00	A+	15,096,702
11,000	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993B, 2.950%, 12/01/23	4/23 at 101.00	A+	11,331,540
10,170	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc, Series 2011A-IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (5)	10,796,268
5,265	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Improvement Series 2012B, 5.000%, 9/01/37	9/22 at 100.00	A	5,694,729
	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A:
1,925	5.000%, 9/01/21	No Opt. Call	A	2,027,237
660	5.000%, 9/01/22	No Opt. Call	A	718,377
1,505	5.000%, 9/01/23	No Opt. Call	A	1,688,896
45,180	Total Kansas			47,353,749
	Kentucky – 1.8%
	Ashland, Kentucky, Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a King's Daughters Medical Center Project, Refunding Series 2019:
450	4.000%, 2/01/33	2/30 at 100.00	BBB-	492,836
500	4.000%, 2/01/34	2/30 at 100.00	BBB-	545,835
180	4.000%, 2/01/35	2/30 at 100.00	BBB-	195,575
1,110	4.000%, 2/01/36	2/30 at 100.00	BBB-	1,201,353
25	3.000%, 2/01/40 – AGM Insured	2/30 at 100.00	AA	25,115
3,200	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A, 5.000%, 6/01/37	6/27 at 100.00	Baa3	3,557,760
1,795	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2015A, 4.500%, 6/01/46	6/25 at 100.00	Baa3	1,844,847
10	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009B, 2.700%, 5/01/39 (Mandatory Put 11/10/21)	No Opt. Call	BBB+	10,150
7,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/28	6/21 at 100.00	A1	7,288,820

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
$ 1,320	5.000%, 7/01/26 (AMT)	7/24 at 100.00	A+	$1,468,949
3,280	5.000%, 7/01/28 (AMT)	7/24 at 100.00	A+	3,651,526
	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A:
5,000	5.000%, 12/01/27 (Pre-refunded 6/01/22)	6/22 at 100.00	BBB+ (5)	5,395,650
10,175	5.000%, 12/01/35	6/22 at 100.00	N/R	11,037,128
3,800	5.000%, 12/01/35 (Pre-refunded 6/01/22)	6/22 at 100.00	BBB+ (5)	4,100,694
8,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007B, 1.650%, 6/01/33 (Mandatory Put 6/01/21)	No Opt. Call	A1	8,503,825
	Murray, Kentucky, Hospital Facilities Revenue Bonds, Murray-Calloway County Public Hospital Corporation Project, Refunding Series 2016:
1,005	5.000%, 8/01/25	No Opt. Call	Ba2	1,131,700
1,060	5.000%, 8/01/26	No Opt. Call	Ba2	1,208,495
1,110	5.000%, 8/01/27	8/26 at 100.00	Ba2	1,263,679
1,165	5.000%, 8/01/28	8/26 at 100.00	Ba2	1,326,341
1,230	5.000%, 8/01/29	8/26 at 100.00	Ba2	1,400,060
2,935	5.000%, 8/01/37	8/26 at 100.00	Ba2	3,253,682
15,000	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Refunding Series 2019A, 2.450%, 6/01/39 (Mandatory Put 10/01/29)	No Opt. Call	A	15,690,000
	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc Project, Improvement and Refunding Series 2011:
290	6.000%, 3/01/22 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (5)	302,746
965	6.000%, 3/01/22	3/21 at 100.00	Baa2	1,000,213
305	6.250%, 3/01/23 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (5)	319,097
1,015	6.250%, 3/01/23	3/21 at 100.00	Baa2	1,055,194
340	6.250%, 3/01/24 (Pre-refunded 3/01/21)	3/21 at 100.00	Baa2 (5)	355,715
1,115	6.250%, 3/01/24	3/21 at 100.00	Baa2	1,158,050
13,020	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48 (Mandatory Put 4/01/24)	1/24 at 100.37	A3	13,465,284
12,890	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%, 1/01/49 (Mandatory Put 1/01/25)	10/24 at 100.24	A1	12,912,815
11,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-1, 4.000%, 12/01/49 (Mandatory Put 6/01/25)	3/25 at 100.19	A	11,462,330
10,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2019C-1, 4.000%, 2/01/50 (Mandatory Put 2/01/28)	11/27 at 100.47	A	10,508,200
13,790	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2020A, 4.000%, 12/01/50 (Mandatory Put 6/01/26)	3/26 at 100.63	A1	13,790,276

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	University of Kentucky, General Receipts Bonds, Refunding Series 2018A:
$ 6,945	3.000%, 10/01/34	4/26 at 100.00	AA	$7,254,955
5,000	3.125%, 10/01/37	4/26 at 100.00	AA	5,210,950
146,525	Total Kentucky			153,389,845
	Louisiana – 2.7%
	Calcasieu Parish Memorial Hospital Service District, Louisiana, Revenue Bonds, Lake Charles Memorial Hospital, Refunding Series 2019:
14,510	5.000%, 12/01/34	12/29 at 100.00	BB+	17,129,055
10,250	5.000%, 12/01/39	12/29 at 100.00	BB+	11,899,020
	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2014B:
970	5.000%, 2/01/23	No Opt. Call	AA	1,072,151
540	5.000%, 2/01/24	No Opt. Call	AA	616,086
805	5.000%, 2/01/25	No Opt. Call	AA	944,595
585	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.250%, 7/01/31	7/21 at 100.00	B	598,993
475	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/24 – AGM Insured (Pre-refunded 6/01/22)	6/22 at 100.00	AA (5)	514,710
	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2016A:
17,490	5.000%, 6/01/25	No Opt. Call	A1	20,744,889
16,740	5.000%, 6/01/26	No Opt. Call	A1	20,397,188
	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A:
2,280	5.000%, 2/01/28	2/24 at 100.00	AA-	2,581,370
2,850	5.000%, 2/01/29	2/24 at 100.00	AA-	3,223,948
2,000	5.000%, 2/01/30	2/24 at 100.00	AA-	2,261,580
19,665	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32	11/27 at 100.00	Baa2	18,996,980
5,430	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, Loop LLC Project, Series 2007A, 1.650%, 9/01/27 (Mandatory Put 12/01/23)	No Opt. Call	A3	5,471,431
5,250	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, Loop LLC Project, Series 2013C, 1.650%, 9/01/34 (Mandatory Put 12/01/23)	No Opt. Call	A3	5,302,815
1,000	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Refunding Series 2017, 5.000%, 7/01/37	7/27 at 100.00	A+	1,100,430
3,210	Louisiana Public Facilities Authority, Revenue Bonds, Entergy Louisiana, LLC Project, Refunding Series 2016A, 3.375%, 9/01/28	3/21 at 100.00	A	3,247,525

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2016:
$ 25	5.000%, 5/15/30 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (5)	$30,211
1,055	5.000%, 5/15/30	5/26 at 100.00	A3	1,256,674
30	5.000%, 5/15/32 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (5)	36,254
3,410	5.000%, 5/15/32	5/26 at 100.00	A3	4,044,294
40	5.000%, 5/15/33 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (5)	48,338
3,660	5.000%, 5/15/33	5/26 at 100.00	A3	4,333,111
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017:
1,265	5.000%, 5/15/28	5/27 at 100.00	A3	1,547,386
1,000	5.000%, 5/15/29	5/27 at 100.00	A3	1,219,850
1,155	5.000%, 5/15/30	5/27 at 100.00	A3	1,405,439
1,750	5.000%, 5/15/31	5/27 at 100.00	A3	2,123,397
3,210	5.000%, 5/15/42	5/27 at 100.00	A3	3,811,297
	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
1,050	5.000%, 7/01/22	No Opt. Call	AA-	1,136,457
3,120	5.000%, 7/01/29	7/23 at 100.00	AA-	3,469,814
5,000	5.000%, 7/01/31	7/23 at 100.00	AA-	5,551,150
3,835	5.000%, 7/01/32	7/23 at 100.00	AA-	4,254,626
15,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2012A-1, 4.000%, 5/01/31	5/22 at 100.00	Aa2	15,799,200
	Louisiana State, Unclaimed Property Special Revenue Bonds, Interstate 49 North Project, Series 2013:
1,165	5.000%, 9/01/29	9/23 at 100.00	A+	1,297,775
5,070	5.000%, 9/01/31	9/23 at 100.00	A+	5,632,567
4,000	5.000%, 9/01/32	9/23 at 100.00	A+	4,441,920
	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012:
3,940	5.000%, 12/01/20	No Opt. Call	AA-	4,039,721
5,400	5.000%, 12/01/21	No Opt. Call	AA-	5,740,632
	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015:
1,000	5.000%, 12/01/22	No Opt. Call	AA-	1,098,280
870	5.000%, 12/01/23	No Opt. Call	AA-	984,109
1,020	5.000%, 12/01/24	No Opt. Call	AA-	1,185,628
480	5.000%, 12/01/25	No Opt. Call	AA-	571,675
775	5.000%, 12/01/27	12/25 at 100.00	AA-	922,467

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
$ 1,200	5.000%, 6/01/20	No Opt. Call	A	$1,207,500
250	5.000%, 6/01/24	No Opt. Call	A	284,323
605	5.000%, 6/01/25	6/24 at 100.00	A	691,061
500	5.000%, 6/01/26	6/24 at 100.00	A	571,245
600	5.000%, 6/01/27	6/24 at 100.00	A	684,804
380	5.000%, 6/01/28	6/24 at 100.00	A	433,417
580	5.000%, 6/01/29	6/24 at 100.00	A	661,159
	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015:
385	5.000%, 6/01/30	6/25 at 100.00	A	450,465
775	5.000%, 6/01/32	6/25 at 100.00	A	902,178
1,000	5.000%, 6/01/33	6/25 at 100.00	A	1,162,840
1,040	5.000%, 6/01/35	6/25 at 100.00	A	1,202,614
500	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2013B, 5.000%, 4/01/30 (AMT)	4/23 at 100.00	A	545,080
6,585	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory Put 6/01/22)	No Opt. Call	BBB	6,661,386
	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Junior Lien Series 2019B:
630	3.000%, 12/01/22 – AGM Insured	No Opt. Call	AA	657,147
760	5.000%, 12/01/26 – AGM Insured	No Opt. Call	AA	921,188
750	5.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	946,733
1,450	5.000%, 12/01/29 – AGM Insured	12/28 at 100.00	AA	1,824,825
1,000	5.000%, 12/01/30 – AGM Insured	12/28 at 100.00	AA	1,249,840
975	5.000%, 12/01/31 – AGM Insured	12/28 at 100.00	AA	1,215,143
1,150	5.000%, 12/01/32 – AGM Insured	12/28 at 100.00	AA	1,429,829
1,630	4.000%, 12/01/33 – AGM Insured	12/28 at 100.00	AA	1,880,629
5,980	3.000%, 12/01/35 – AGM Insured	12/28 at 100.00	AA	6,346,873
2,075	4.000%, 12/01/36 – AGM Insured	12/28 at 100.00	AA	2,359,835
565	4.000%, 12/01/44 – AGM Insured	12/28 at 100.00	AA	629,890
2,510	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2013A, 5.500%, 5/15/29	4/20 at 100.00	A	2,513,690
206,250	Total Louisiana			229,518,732
	Maine – 0.3%
1,100	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	BBB	1,176,252
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A:
4,220	4.000%, 7/01/41	7/26 at 100.00	BBB	4,423,151
5,660	4.000%, 7/01/46	7/26 at 100.00	BBB	5,897,663

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maine (continued)
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
$ 1,000	6.750%, 7/01/36	7/21 at 100.00	BB	$1,057,390
3,850	6.750%, 7/01/41	7/21 at 100.00	BB	4,062,982
10,000	Maine State Housing Authority, Multifamily Mortgage Purchase Bonds, Series 2020B, 2.350%, 11/15/40 (WI/DD, Settling 4/09/20)	No Opt. Call	AA+	9,925,200
	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
225	4.000%, 7/01/20	No Opt. Call	A-	226,553
290	5.000%, 7/01/22	No Opt. Call	A-	311,735
	Regional School Unit 1 Lower Kennebec Regional School Unit Bath, Maine, General Obligation Bonds, Series 2019:
1,000	3.000%, 11/01/33	11/29 at 100.00	AA	1,075,030
1,000	3.000%, 11/01/34	11/29 at 100.00	AA	1,070,940
1,000	3.250%, 11/01/35	11/29 at 100.00	AA	1,081,830
29,345	Total Maine			30,308,726
	Maryland – 1.4%
	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2016:
1,270	3.250%, 1/01/31	1/26 at 100.00	A	1,334,046
3,365	5.000%, 1/01/37	1/26 at 100.00	A	3,868,942
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
1,160	5.000%, 9/01/26	No Opt. Call	BB+	1,193,315
1,760	5.000%, 9/01/27	No Opt. Call	BB+	1,809,826
2,655	5.000%, 9/01/29	9/27 at 100.00	BB+	2,709,507
	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2013A:
500	5.000%, 7/01/21	No Opt. Call	AA-	524,145
1,000	5.000%, 7/01/26	1/24 at 100.00	AA-	1,130,840
1,715	5.000%, 7/01/27	1/24 at 100.00	AA-	1,937,624
4,000	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2019A, 3.750%, 9/01/39	3/28 at 100.00	Aa1	4,335,760
22,420	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2019C, 3.000%, 9/01/39	3/29 at 100.00	Aa1	22,947,991
10,250	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2020A, 2.500%, 9/01/40	3/29 at 100.00	Aa1	9,945,677
250	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (5)	251,680
12,500	Maryland Economic Development Corporation, Pollution Control Revenue Bonds, Potomac Electric Power Company, Refunding Series 2019, 1.700%, 9/01/22	No Opt. Call	A-	12,548,000
17,705	Maryland Economic Development Corporation, Private Activity Revenue Bonds RSA, Purple Line Light Rail Project, Green Bonds, Series 2016A, 5.000%, 3/31/24 (AMT)	11/21 at 100.00	BBB-	18,323,436
1,000	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016, 5.000%, 6/01/28 – AGM Insured	6/26 at 100.00	AA	1,201,130

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maryland (continued)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2016A:
$ 750	5.000%, 7/01/32	7/26 at 100.00	BBB+	$878,033
2,250	5.000%, 7/01/33	7/26 at 100.00	BBB+	2,629,170
1,650	5.000%, 7/01/34	7/26 at 100.00	BBB+	1,921,458
2,000	5.000%, 7/01/35	7/26 at 100.00	BBB+	2,320,340
1,570	5.000%, 7/01/36	7/26 at 100.00	BBB+	1,815,077
1,260	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.250%, 7/01/24	4/20 at 100.00	A	1,261,172
7,825	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.250%, 7/01/25 (Pre-refunded 7/01/24)	7/24 at 100.00	N/R (5)	9,094,450
9,805	Maryland State, General Obligation Bonds, State and Local Facilities Loan, First Series 2016, 4.000%, 6/01/27	6/24 at 100.00	AAA	10,905,611
1,365	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 70 Series 2017C-2, 3.000%, 11/01/25	5/20 at 100.00	BB-	1,298,620
1,005	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 85 Series 2017C-1, 3.500%, 11/01/26	5/20 at 100.00	BB-	971,071
111,030	Total Maryland			117,156,921
	Massachusetts – 1.0%
465	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 – NPFG Insured	No Opt. Call	Aa1	490,091
10,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2004B, 5.250%, 7/01/20	No Opt. Call	AA	10,102,200
	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
835	5.000%, 7/01/26	7/24 at 100.00	BB	925,238
680	5.000%, 7/01/27	7/24 at 100.00	BB	727,396
925	5.000%, 7/01/28	7/24 at 100.00	BB	988,011
960	5.000%, 7/01/29	7/24 at 100.00	BB	996,643
4,800	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc Issue, Series 2017, 4.000%, 10/01/32, 144A	10/22 at 105.00	BB+	4,420,944
2,370	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.650%, 10/15/28 (9)	4/20 at 100.00	N/R	1,777,500
14,385	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue, Series 2019A, 5.000%, 6/01/39	6/29 at 100.00	BBB	16,903,957
1,530	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E, 3.375%, 7/01/36	7/26 at 100.00	BBB	1,567,485
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2:
2,255	5.000%, 7/01/33	7/28 at 100.00	A	2,725,686
1,085	5.000%, 7/01/38	7/28 at 100.00	A	1,291,183

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, Simmons University Issue, Series 2018L:
$ 1,080	5.000%, 10/01/30	10/28 at 100.00	BBB+	$1,299,694
1,240	5.000%, 10/01/31	10/28 at 100.00	BBB+	1,487,876
1,765	5.000%, 10/01/32	10/28 at 100.00	BBB+	2,108,346
4,250	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care Obligated Group Issue, Series 2017L, 3.625%, 7/01/37	7/27 at 100.00	A-	4,133,933
4,125	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A, 4.000%, 7/01/37	1/29 at 100.00	BBB+	4,265,621
	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University, Series 2010:
915	4.500%, 7/01/21 (Pre-refunded 7/01/20)	7/20 at 100.00	Baa2 (5)	921,149
1,780	4.500%, 7/01/22 (Pre-refunded 7/01/20)	7/20 at 100.00	Baa2 (5)	1,791,962
1,705	4.625%, 7/01/23 (Pre-refunded 7/01/20)	7/20 at 100.00	Baa2 (5)	1,716,986
1,430	Massachusetts Housing Finance Agency, Housing Bonds, Series 2019B-1, 3.000%, 12/01/39	12/28 at 100.00	AA	1,471,441
3,000	Massachusetts Housing Finance Agency, Housing Bonds, Sustainability Series 2019C-1, 2.900%, 12/01/39	12/28 at 100.00	AA	3,063,840
10,590	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2019-214, 2.800%, 12/01/39	6/29 at 100.00	AA+	10,741,119
6,640	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series 2014A, 5.000%, 6/01/44	6/24 at 100.00	AA+	7,505,790
78,810	Total Massachusetts			83,424,091
	Michigan – 1.3%
	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996B:
3,050	0.000%, 7/01/22	No Opt. Call	BB+	2,700,501
2,650	0.000%, 7/01/23	No Opt. Call	BB+	2,211,425
2,880	0.000%, 7/01/24	No Opt. Call	BB+	2,258,150
355	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/30	7/26 at 100.00	AA-	427,331
4,850	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C, 5.000%, 7/01/34	7/25 at 100.00	A+	5,569,061
8,625	Michigan Finance Authority, Revenue Bonds, Ascension Senior Credit Group, Refunding Series 2016E-1, 4.000%, 11/15/44 (Mandatory Put 8/15/24)	No Opt. Call	AA+	9,424,451
2,450	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2018A, 3.800%, 10/01/38	10/27 at 100.00	AA	2,666,556
4,000	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Fixed Rate Series 2018C, 3.650%, 12/01/39	6/28 at 100.00	AA+	4,284,640
13,000	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series 2019B, 2.950%, 12/01/39	12/28 at 100.00	AA+	13,225,550
5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A, 5.000%, 10/15/28	10/21 at 100.00	Aa2	5,271,300

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 5,425	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-II-A, 5.000%, 10/15/28	10/21 at 100.00	Aa2	$5,719,360
1,600	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/23	4/20 at 100.00	AA+	1,604,880
4,750	Romulus Community Schools, Wayne County, Michigan, General Obligation Bonds, Refunding Series 2013, 5.000%, 5/01/22	No Opt. Call	Aa1	5,103,067
	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D:
1,000	5.000%, 9/01/26	3/24 at 100.00	A+	1,130,140
2,000	5.000%, 9/01/27	3/24 at 100.00	A+	2,261,400
2,555	5.000%, 9/01/28	3/24 at 100.00	A+	2,886,843
3,770	5.000%, 9/01/29	3/24 at 100.00	A+	4,257,650
5,000	5.000%, 9/01/30	3/24 at 100.00	A+	5,644,100
2,270	5.000%, 9/01/31	3/24 at 100.00	A+	2,560,356
	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011:
4,885	5.000%, 5/01/20	No Opt. Call	Aa1	4,900,095
4,845	5.000%, 5/01/21	11/20 at 100.00	Aa1	4,955,708
3,845	5.000%, 5/01/22	11/20 at 100.00	Aa1	3,931,743
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Refunding Series 2015F:
3,750	5.000%, 12/01/32 (AMT)	12/25 at 100.00	A1	4,212,075
5,295	5.000%, 12/01/33 (AMT)	12/25 at 100.00	A1	5,944,485
5,000	5.000%, 12/01/34 (AMT)	12/25 at 100.00	A1	5,607,750
102,850	Total Michigan			108,758,617
	Minnesota – 0.8%
	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2018A:
885	5.000%, 2/15/33	2/28 at 100.00	A-	1,050,327
1,085	5.000%, 2/15/37	2/28 at 100.00	A-	1,272,173
8,390	4.250%, 2/15/43	2/28 at 100.00	A-	9,027,892
55	4.250%, 2/15/48	2/28 at 100.00	A-	58,906
3,775	Minneapolis, Minnesota, General Obligation Bonds, Improvement & Various Purpose Series 2019, 2.000%, 12/01/27	12/25 at 100.00	AAA	3,857,597
	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A:
2,590	5.000%, 1/01/25	1/24 at 100.00	A+	2,888,782
2,005	5.000%, 1/01/32	1/24 at 100.00	A+	2,228,578
11,015	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed Securities Program, Series 2017E, 2.850%, 6/01/47	7/26 at 100.00	Aaa	11,362,799
	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020B:
10,000	2.625%, 1/01/40	7/29 at 100.00	AA+	10,358,300
11,220	3.500%, 7/01/50	7/29 at 100.00	AA+	11,839,232

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 3,000	Minnesota State, General Obligation Bonds, Various Purpose Series 2015A, 5.000%, 8/01/22	No Opt. Call	AAA	$3,271,050
425	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 4.000%, 1/01/28	1/23 at 100.00	A-	449,973
1,150	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013, 5.000%, 7/01/33	7/23 at 100.00	A	1,238,849
2,060	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/23	No Opt. Call	AA-	2,285,982
6,580	Saint Paul Independent School District 625, Ramsey County, Minnesota, Certificates of Participation, Series 2018B, 3.500%, 2/01/39	2/27 at 100.00	AAA	7,071,723
200	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	5/20 at 100.00	N/R	200,396
64,435	Total Minnesota			68,462,559
	Mississippi – 0.5%
6,570	Mississippi Business Finance Corporation, Pollution Control Revenue, Mississippi Power, Series 2002, 3.200%, 9/01/28	3/24 at 100.00	A-	6,708,101
8,190	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company Project, First Series 2010, 2.750%, 12/01/40 (Mandatory Put 12/09/21)	No Opt. Call	A-	8,272,555
13,545	Mississippi Business Finance Corporation, Revenue Bonds, System Energy Resources, Inc Project, Refunding Series 2019, 2.500%, 4/01/22	4/21 at 100.00	BBB+	13,563,557
	Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2020A:
2,500	2.450%, 12/01/39	6/29 at 100.00	Aaa	2,414,900
5,000	3.750%, 6/01/49	6/29 at 100.00	Aaa	5,385,400
8,870	Mississippi State, General Obligation Bonds, Series 2013B, 5.000%, 12/01/28 (Pre-refunded 12/01/23)	12/23 at 100.00	AA (5)	10,112,244
44,675	Total Mississippi			46,456,757
	Missouri – 0.8%
1,320	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	BBB-	1,477,727
1,100	Great Rivers Greenway Metropolitan Park & Recreation District, Missouri, Sales Tax Appropriation Bonds, Gateway Arch Project, Series 2014, 3.000%, 12/30/24	12/23 at 100.00	A+	1,162,997
	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B:
1,250	5.000%, 3/01/32 (AMT)	3/29 at 100.00	A	1,450,475
2,250	5.000%, 3/01/33 (AMT)	3/29 at 100.00	A	2,600,865
2,485	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019C, 5.000%, 3/01/33	3/29 at 100.00	A	2,947,285
10,305	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Refunding Series 1998A, 2.900%, 9/01/33	7/27 at 102.00	A	10,929,586
12,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998B, 2.900%, 9/01/33	7/27 at 102.00	A	12,728,640
15,060	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998C, 2.750%, 9/01/33	6/27 at 102.00	A	15,844,475

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 1,465	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33	5/23 at 100.00	BBB	$1,547,128
220	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2015B, 4.000%, 5/01/32	11/23 at 100.00	BBB	222,138
1,390	Missouri Health and Educational Facilities Authority, Revenue Bonds, AT Still University of Health Sciences, Series 2014, 4.250%, 10/01/32 (Pre-refunded 10/01/23)	10/23 at 100.00	A- (5)	1,540,829
2,750	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2019C, 2.750%, 11/01/39	5/29 at 100.00	AA+	2,767,023
1,750	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2020A, 2.550%, 11/01/40	5/29 at 100.00	AA+	1,723,750
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2014A:
1,330	5.000%, 1/01/25	1/24 at 100.00	A2	1,508,154
2,525	5.000%, 1/01/26	1/24 at 100.00	A2	2,860,067
1,000	5.000%, 1/01/32	1/24 at 100.00	A2	1,129,180
4,150	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/23	No Opt. Call	A	4,562,925
1,135	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	BBB-	1,264,719
63,485	Total Missouri			68,267,963
	Montana – 0.7%
1,500	Cascade County High School District A Great Falls, Montana, General Obligation Bonds, School Building Series 2018, 5.000%, 7/01/38	7/28 at 100.00	A+	1,835,220
20,700	Forsyth, Montana Pollution Control Revenue Bonds, Portland General Electric Company Project, Refunding Series 1998A, 2.125%, 5/01/33	3/30 at 102.00	A1	20,842,623
35,095	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2016, 2.000%, 8/01/23	No Opt. Call	A	35,724,955
1,000	Gallatin County School District 44 Belgrade, Montana, General Obligation Bonds, School Building Series 2019, 4.000%, 6/01/33	6/29 at 100.00	A+	1,170,060
550	Montana Facilities Finance Authority, Montana, Health Facilities Revenue Bonds, Bozeman Deaconess Health Services Obligated Group, Series 2018, 3.250%, 6/01/32	6/28 at 100.00	A	591,674
58,845	Total Montana			60,164,532
	Nebraska – 1.4%
5,000	Central Plains Energy Project, Nebraska, Gas Project 4 Revenue Bonds, Series 2018A, 5.000%, 3/01/50 (Mandatory Put 1/01/24)	10/23 at 100.43	A	5,323,350
3,000	Central Plains Energy Project, Nebraska, Gas Supply Revenue Bonds, Refunding Series 2019, 4.000%, 12/01/49 (Mandatory Put 8/01/25)	5/25 at 100.50	Aa2	3,136,770
	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014:
2,025	5.000%, 5/15/28	5/24 at 100.00	A-	2,305,159
9,350	5.000%, 5/15/44	5/24 at 100.00	A-	10,421,323
670	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012, 4.000%, 6/15/23	6/22 at 100.00	AA-	713,014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
$ 370	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2015, 5.000%, 12/15/22	No Opt. Call	AA-	$407,492
5,910	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/32 (Pre-refunded 11/01/21)	11/21 at 100.00	A (5)	6,260,522
	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Series 2018:
540	5.000%, 7/01/23	No Opt. Call	BBB	595,069
1,250	5.000%, 7/01/24	No Opt. Call	BBB	1,411,637
530	5.000%, 7/01/25	No Opt. Call	BBB	613,152
750	5.000%, 7/01/26	7/25 at 100.00	BBB	865,448
200	5.000%, 7/01/27	7/25 at 100.00	BBB	230,394
835	5.000%, 7/01/28	7/25 at 100.00	BBB	960,158
485	5.000%, 7/01/29	7/25 at 100.00	BBB	556,547
1,000	5.000%, 7/01/30	7/25 at 100.00	BBB	1,145,290
180	5.000%, 7/01/33	7/25 at 100.00	BBB	205,069
13,725	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2015C, 3.900%, 9/01/35	9/24 at 100.00	AA+	14,496,208
3,980	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2018C, 3.750%, 9/01/38	9/27 at 100.00	AA+	4,273,684
18,380	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2019A, 3.600%, 9/01/44	3/28 at 100.00	AA+	19,151,776
11,660	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2019D, 2.850%, 9/01/39	3/29 at 100.00	AA+	11,778,466
	Nebraska Public Power District, General Revenue Bonds, Series 2012A:
1,485	5.000%, 1/01/23	1/22 at 100.00	A+	1,583,248
950	5.000%, 1/01/24 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (5)	1,015,122
560	5.000%, 1/01/24	1/22 at 100.00	A+	596,949
615	5.000%, 1/01/25 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (5)	657,158
365	5.000%, 1/01/25	1/22 at 100.00	A+	389,017
645	Papillion-LaVista School District 27, Sarpy County, Nebraska, General Obligation Bonds, Series 2014, 5.000%, 12/01/22	No Opt. Call	Aa2	710,003
8,000	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/32	7/26 at 100.00	A2	9,571,120
	Sarpy County School District 037 Gretna Public Schools, Nebraska, General Obligation Bonds, Refunding Series 2019:
1,020	5.000%, 6/15/26	No Opt. Call	AA-	1,235,954
1,270	5.000%, 6/15/27	No Opt. Call	AA-	1,576,502
1,360	5.000%, 6/15/28	No Opt. Call	AA-	1,722,957
1,460	5.000%, 6/15/29	No Opt. Call	AA-	1,884,568
1,760	4.000%, 6/15/33	6/29 at 100.00	AA-	2,063,424

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
	Scotts Bluff County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Regional West Medical Center Project, Refunding & Improvement Series 2016A:
$ 3,660	5.250%, 2/01/28	2/27 at 100.00	BB+	$4,140,814
1,355	5.250%, 2/01/29	2/27 at 100.00	BB+	1,532,627
6,000	Southeast Community College Area, Nebraska, Certificates of Participation, Series 2018, 3.375%, 12/15/37	6/28 at 100.00	Aa1	6,518,100
110,345	Total Nebraska			120,048,091
	Nevada – 1.1%
	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
2,000	5.000%, 7/01/22 (AMT)	No Opt. Call	A+	2,134,300
1,050	5.000%, 7/01/23 (AMT)	1/23 at 100.00	A+	1,122,104
1,905	5.000%, 7/01/24 (AMT)	1/23 at 100.00	A+	2,035,816
5,275	Clark County, Nevada, General Obligation Bonds, Refunding Flood Control Series 2014, 4.000%, 11/01/33	11/24 at 100.00	AA+	5,775,703
10,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2019E, 5.000%, 7/01/23	No Opt. Call	Aa3	10,993,200
	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,750	4.000%, 9/01/32	9/26 at 100.00	N/R	1,624,788
2,275	4.000%, 9/01/35	9/26 at 100.00	N/R	2,052,346
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C:
1,550	5.000%, 6/01/23	6/21 at 100.00	AA+	1,619,967
1,000	5.000%, 6/01/24	6/21 at 100.00	AA+	1,044,780
12,450	5.000%, 6/01/25	6/21 at 100.00	AA+	13,004,647
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B:
2,125	5.000%, 6/01/24	6/22 at 100.00	AA+	2,299,930
1,545	5.000%, 6/01/25	6/22 at 100.00	AA+	1,670,099
2,000	5.000%, 6/01/26	6/22 at 100.00	AA+	2,158,820
	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013:
45	4.000%, 6/01/20	No Opt. Call	N/R	45,027
310	5.000%, 6/01/22	No Opt. Call	N/R	317,645
6,000	Nevada Housing Division, Single Family Housing Mortgage Revenue Bonds, Series 2019C, 1.200%, 10/01/51 (Mandatory Put 12/31/20)	4/20 at 100.00	N/R	5,993,760
4,710	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2012B, 5.000%, 8/01/22	No Opt. Call	AA+	5,121,889
11,150	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2013D-1, 5.000%, 3/01/22	No Opt. Call	AA+	11,984,466
3,165	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at Sparks Marina, Refunding Senior Series 2019A, 2.750%, 6/15/28, 144A	No Opt. Call	Ba2	2,953,831

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$ 12,065	Washoe County, Nevada, Gas and Water Facilities Revenue Bonds, Sierra Pacific Power Company, Refunding Series 2016B, 3.000%, 3/01/36 (Mandatory Put 6/01/22)	No Opt. Call	A2	$12,394,736
	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011:
3,265	5.000%, 7/01/22	7/21 at 100.00	AA	3,420,251
4,710	5.000%, 7/01/23	7/21 at 100.00	AA	4,933,348
90,345	Total Nevada			94,701,453
	New Hampshire – 0.5%
17,347	National Finance Authority, New Hampshire, Municipal Certificates Series 2020-1 Class A, 4.125%, 1/20/34	No Opt. Call	BBB	18,369,317
16,870	New Hampshire Business Finance Authority, Pollution Control Revenue Bonds, United Illuminating Company, Refunding Series 2003A, 2.800%, 10/01/33 (Mandatory Put 10/02/23)	No Opt. Call	A	17,546,656
895	New Hampshire Business Finance Authority, Water Facility Revenue Bonds, Pennichuck Water Works Inc Project , Series 2015A, 4.250%, 1/01/36 (AMT)	1/26 at 100.00	A+	962,358
1,840	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Series 2016, 5.000%, 10/01/38	10/26 at 100.00	A-	1,965,010
850	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Southern New Hampshire Medical Center, Series 2016, 3.500%, 10/01/34	10/26 at 100.00	A-	902,181
37,802	Total New Hampshire			39,745,522
	New Jersey – 4.9%
1,000	Bergen County Improvement Authority, New Jersey, Lease Revenue Bonds, Bergen County Project, County Guaranteed Series 2019, 4.000%, 10/15/30	10/29 at 100.00	Aaa	1,208,770
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
2,500	5.000%, 2/15/30	2/24 at 100.00	BBB+	2,689,175
1,045	5.000%, 2/15/34	2/24 at 100.00	BBB+	1,111,661
1,370	Flemington-Raritan Regional School District, Hunterdon County, New Jersey, General Obligation Bonds, Series 2019, 2.375%, 9/01/34	9/26 at 100.00	AA	1,384,467
7,905	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)	No Opt. Call	BBB-	8,204,521
1,585	Gloucester Township, New Jersey, General Obligation Bonds, Series 2019, 2.250%, 2/01/29 – BAM Insured	No Opt. Call	AA	1,615,036

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
$ 5,905	5.000%, 6/15/20	No Opt. Call	BBB+	$5,941,906
13,995	5.000%, 6/15/21	No Opt. Call	BBB+	14,495,041
2,465	5.000%, 6/15/22	No Opt. Call	BBB+	2,619,161
1,100	5.000%, 6/15/22	No Opt. Call	AA	1,171,247
7,180	5.000%, 6/15/23	6/22 at 100.00	BBB+	7,610,728
2,990	5.000%, 6/15/24	6/22 at 100.00	BBB+	3,164,945
7,615	5.000%, 6/15/25	6/22 at 100.00	BBB+	8,052,710
5,000	5.000%, 6/15/26	6/22 at 100.00	BBB+	5,279,150
955	4.250%, 6/15/27	6/22 at 100.00	BBB+	989,991
4,625	5.000%, 6/15/28	6/22 at 100.00	BBB+	4,874,611
	New Jersey Economic Development Authority, New Jersey, Transit Transportation Project Revenue Bonds, Series 2020A:
6,265	4.000%, 11/01/37	11/29 at 100.00	A-	6,217,261
2,750	4.000%, 11/01/38	11/29 at 100.00	A-	2,713,535
	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
1,350	5.000%, 1/01/28 (AMT)	1/24 at 100.00	A2	1,425,330
2,215	5.000%, 1/01/31 – AGM Insured (AMT)	1/24 at 100.00	AA	2,322,671
6,700	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.375%, 7/01/30	7/27 at 100.00	BBB+	6,541,411
25,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2015XX, 5.000%, 6/15/27	6/25 at 100.00	A-	26,857,250
6,000	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark Container Terminal LLC Project, Refunding Series 2017, 5.000%, 10/01/47 (AMT)	10/27 at 100.00	Ba1	6,385,320
2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA-	2,204,820
6,805	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Term Series 2019B-2, 5.000%, 7/01/42 (Mandatory Put 7/01/25)	4/25 at 100.85	AA-	8,058,957
12,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Term Series 2019B-3, 5.000%, 7/01/45 (Mandatory Put 7/01/26)	4/26 at 100.83	AA-	14,519,520
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph's Healthcare System Obligated Group Issue, Refunding Series 2016, 5.000%, 7/01/35	7/26 at 100.00	BBB-	1,112,650
255	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2016-1A, 2.750%, 12/01/27 (AMT)	12/25 at 100.00	Aaa	251,672

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2017-1A:
$ 4,445	3.500%, 12/01/29 (AMT)	12/26 at 100.00	Aaa	$4,767,485
11,705	3.750%, 12/01/31 (AMT)	12/26 at 100.00	Aaa	12,633,090
11,975	4.000%, 12/01/32 (AMT)	12/26 at 100.00	Aaa	13,128,432
5,000	3.750%, 12/01/33 (AMT)	12/26 at 100.00	Aaa	5,361,200
935	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2018A, 3.750%, 10/01/35	10/27 at 100.00	AA	1,029,931
4,650	New Jersey State, General Obligation Bonds, Various Purpose Series 2020, 2.250%, 6/01/35	12/27 at 100.00	A	4,427,963
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
6,145	5.000%, 6/15/24	No Opt. Call	A+	6,694,916
8,375	5.000%, 6/15/29	6/26 at 100.00	A+	9,281,008
9,395	5.000%, 6/15/30	6/26 at 100.00	A+	10,388,333
10,530	5.000%, 6/15/31	6/26 at 100.00	A+	11,615,222
1,440	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/31 – FGIC Insured	No Opt. Call	A-	1,005,350
10,705	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A-	11,364,107
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B:
7,190	5.500%, 6/15/31	6/21 at 100.00	A-	7,332,218
9,440	5.250%, 6/15/36	6/21 at 100.00	A-	9,565,458
2,120	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012A, 5.000%, 6/15/42	6/22 at 100.00	A-	2,151,206
14,025	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA, 5.000%, 6/15/22	No Opt. Call	A-	14,593,994
20,200	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013A, 5.000%, 6/15/20	No Opt. Call	A-	20,294,536
770	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013AA, 5.000%, 6/15/36	6/23 at 100.00	A-	790,536
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
1,810	5.250%, 6/15/33	6/25 at 100.00	A-	1,918,292
1,850	5.250%, 6/15/34	6/25 at 100.00	A-	1,956,893
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2018A:
2,000	5.000%, 12/15/23	No Opt. Call	A-	2,123,140
4,550	4.250%, 12/15/38	12/28 at 100.00	A-	4,597,138
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019A:
2,500	5.000%, 12/15/25	No Opt. Call	A-	2,709,175
5,000	5.000%, 12/15/26	No Opt. Call	A-	5,472,650

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 10,330	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019AA, 3.750%, 6/15/33	12/28 at 100.00	A-	$10,313,885
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB:
6,115	5.000%, 6/15/33	12/28 at 100.00	A-	6,576,805
10,000	5.000%, 6/15/34	12/28 at 100.00	A-	10,722,800
4,000	5.000%, 6/15/35	12/28 at 100.00	A-	4,274,360
1,000	3.500%, 6/15/46	12/28 at 100.00	A-	919,150
2,875	Ocean City, New Jersey, General Obligation Bonds, General Improvement Series 2019, 2.250%, 9/15/33	9/26 at 100.00	AA	2,896,563
2,410	Ocean City, New Jersey, General Obligation Bonds, Refunding General Improvement Series 2016, 1.000%, 11/15/28	11/24 at 100.00	AA	2,239,203
955	Ocean County, New Jersey, General Obligation Bonds, General Improvement Series 2019, 2.000%, 9/01/32	9/29 at 100.00	Aaa	945,899
5,115	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)	No Opt. Call	BBB	5,354,178
2,950	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding Series 2012Q, 3.000%, 1/01/21	No Opt. Call	Baa1	2,974,131
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
4,600	5.000%, 6/01/28	No Opt. Call	A	5,198,920
20	5.000%, 6/01/29	6/28 at 100.00	A	22,470
3,085	5.000%, 6/01/30	6/28 at 100.00	A-	3,427,558
6,560	5.000%, 6/01/31	6/28 at 100.00	A-	7,248,800
6,000	5.000%, 6/01/35	6/28 at 100.00	A-	6,525,060
11,265	4.000%, 6/01/37	6/28 at 100.00	A-	11,172,514
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B:
19,740	3.200%, 6/01/27	No Opt. Call	BBB	19,651,565
2,770	5.000%, 6/01/46	6/28 at 100.00	BB+	2,669,975
2,555	Toms River Board of Education, Ocean County, New Jersey, General Obligation Bonds, Refunding Regional Schools Series 2019, 2.000%, 7/15/26	No Opt. Call	AA-	2,599,789
398,675	Total New Jersey			419,959,415
	New Mexico – 0.6%
	Albuquerque Benralillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Improvement Senior Lien Series 2020:
6,115	5.000%, 7/01/27 (WI/DD, Settling 4/02/20)	No Opt. Call	AAA	7,670,411
4,585	5.000%, 7/01/28 (WI/DD, Settling 4/02/20)	No Opt. Call	AAA	5,879,529
12,500	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2019B, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	5/25 at 100.87	AA	14,821,625
1,800	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2018B, 3.750%, 7/01/38	7/27 at 100.00	Aaa	1,936,926

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Mexico (continued)
$ 5,250	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2018C, 3.750%, 7/01/38	1/28 at 100.00	Aaa	$5,674,253
2,720	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2019D, 3.000%, 7/01/39	1/29 at 100.00	Aaa	2,789,795
2,000	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2019F, 2.850%, 7/01/39	1/29 at 100.00	Aaa	2,018,700
9,350	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding & Acquisition Sub-Series 2019A, 5.000%, 11/01/39 (Mandatory Put 5/01/25)	2/25 at 100.73	Aa2	10,196,082
44,320	Total New Mexico			50,987,321
	New York – 6.1%
	Albany County Airport Authority, New York, Airport Revenue Bonds, Refunding Series 2020B Forward Delivery:
1,000	5.000%, 12/15/21 (AMT)	No Opt. Call	A	1,061,040
1,000	5.000%, 12/15/22 (AMT)	No Opt. Call	A	1,085,160
1,225	5.000%, 12/15/23 (AMT)	No Opt. Call	A	1,363,327
1,145	5.000%, 12/15/24 (AMT)	No Opt. Call	A	1,303,789
	Albany County, New York, General Obligation Bonds, Refunding Forward Delivery Series 2019C:
2,225	5.000%, 11/01/21 (WI/DD, Settling 8/03/20)	No Opt. Call	AA	2,329,931
1,915	5.000%, 11/01/22 (WI/DD, Settling 8/03/20)	No Opt. Call	AA	2,066,151
1,515	5.000%, 11/01/23 (WI/DD, Settling 8/03/20)	No Opt. Call	AA	1,685,362
1,595	5.000%, 11/01/24 (WI/DD, Settling 8/03/20)	No Opt. Call	AA	1,825,127
170	Albany County, New York, General Obligation Bonds, Various Purposes Series 2019A, 2.250%, 9/15/36	9/27 at 100.00	AA	162,965
	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Refunding Series 2014:
300	5.000%, 1/01/24	No Opt. Call	A+	340,440
500	5.000%, 1/01/25	No Opt. Call	A+	583,040
5,130	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.000%, 7/01/24	5/20 at 100.00	Baa2	5,137,900
4,000	Dormitory Authority of the State of New York, Revenue Bonds, Northwell Healthcare Inc, Series 2019B-3, 5.000%, 5/01/48 (Mandatory Put 5/01/26)	11/25 at 100.00	A-	4,755,280
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
1,900	5.000%, 12/01/25, 144A	No Opt. Call	BBB-	2,212,322
1,400	5.000%, 12/01/27, 144A	6/27 at 100.00	BBB-	1,664,138
1,300	5.000%, 12/01/29, 144A	6/27 at 100.00	BBB-	1,527,903
7,050	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.500%, 7/01/20 – FGIC Insured	No Opt. Call	AA	7,127,268
	Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds, Third General Resolution, Series 2012A:
10,055	5.000%, 5/15/24	5/22 at 100.00	AA	10,835,469
9,285	5.000%, 5/15/25	5/22 at 100.00	AA	9,999,666

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
$ 110	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	$106,758
1,055	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	1,007,757
1,235	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A	1,328,613
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2018B-1, Subseries A-J:
11,075	5.000%, 5/15/20	No Opt. Call	N/R	11,076,551
8,160	5.000%, 5/15/20	No Opt. Call	N/R	8,161,142
12,140	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2018B-2, Subseries A-E, 5.000%, 5/15/21	No Opt. Call	N/R	12,497,159
14,460	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2018C Subseries 2018C-2, 5.000%, 9/01/21	No Opt. Call	N/R	14,995,743
39,750	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2019B-1, 5.000%, 5/15/22	No Opt. Call	N/R	41,791,560
40,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2019D-1, 5.000%, 9/01/22	No Opt. Call	N/R	42,320,400
29,800	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2020A-1, 5.000%, 2/01/23	No Opt. Call	N/R	31,542,704
25,010	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2020A-2S, 4.000%, 2/01/22	No Opt. Call	N/R	25,681,018
10,360	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/30	11/22 at 100.00	AA-	10,991,960
7,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015A-1, 5.000%, 11/15/36	5/25 at 100.00	AA-	7,591,850
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann's Community Project, Series 2019:
1,880	4.000%, 1/01/30	1/26 at 103.00	N/R	1,709,070
1,910	5.000%, 1/01/40	1/26 at 103.00	N/R	1,771,792
	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
1,500	5.000%, 7/01/28	7/24 at 100.00	A-	1,708,710
1,000	5.000%, 7/01/29	7/24 at 100.00	A-	1,137,190
	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
655	5.000%, 7/01/30	7/24 at 100.00	A-	743,661
2,455	5.000%, 7/01/32	7/24 at 100.00	A-	2,772,407
10,000	Nassau County, New York, General Obligation Bonds, Revenue Anticipation Note Series 2020A, 2.000%, 12/09/20	No Opt. Call	N/R	10,021,000
20,000	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/20	No Opt. Call	Aa1	20,257,600

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Green Bond Series 2018I:
$ 900	3.625%, 11/01/33	11/27 at 100.00	Aa2	$977,292
2,000	3.875%, 11/01/38	11/27 at 100.00	Aa2	2,166,880
5,500	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Green Bond Series 2019D, 2.050%, 5/01/23	1/21 at 100.00	Aa2	5,521,010
	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Sustainability Series 2019P:
2,040	2.600%, 11/01/34	5/28 at 100.00	Aa2	2,058,462
10,100	2.850%, 11/01/39	5/28 at 100.00	Aa2	10,229,280
8,845	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Refunding Series 2019C, 3.850%, 11/01/39	5/28 at 100.00	Aa2	9,597,179
2,500	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2019E, 2.125%, 11/01/23	8/21 at 100.00	Aa2	2,520,500
14,350	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 223, 3.000%, 10/01/39	10/28 at 100.00	Aa1	14,872,053
8,275	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 225, 2.300%, 10/01/40	10/29 at 100.00	Aa1	7,766,088
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
15,510	4.000%, 1/01/36 (AMT)	1/28 at 100.00	Baa3	14,734,655
2,000	5.000%, 1/01/36 (AMT)	1/28 at 100.00	Baa3	1,957,200
	New York Transportation Development Corporation, New York, Special Facility Revenue Refunding Bonds, Terminal One Group Association, LP Project, Series 2015:
2,005	5.000%, 1/01/22 (AMT)	No Opt. Call	BBB+	2,039,406
2,065	5.000%, 1/01/23 (AMT)	No Opt. Call	BBB+	2,116,439
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
1,440	5.000%, 7/01/30 (AMT)	7/24 at 100.00	BBB	1,501,157
2,045	4.000%, 7/01/32 (AMT)	7/24 at 100.00	BBB	2,001,810
8,075	4.000%, 7/01/33 (AMT)	7/24 at 100.00	BBB	7,890,648
9,565	5.000%, 7/01/34 (AMT)	7/24 at 100.00	BBB	9,893,366
12,605	5.000%, 7/01/41 (AMT)	7/24 at 100.00	BBB	12,887,100
2,465	4.000%, 7/01/46 – AGM Insured (AMT)	7/24 at 100.00	AA	2,506,215
50,000	5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	50,758,000
10,030	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/25	12/23 at 100.00	AA-	11,391,773
795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB+	805,168

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
$ 2,435	5.000%, 7/01/28	7/24 at 100.00	A-	$2,773,806
2,695	5.000%, 7/01/29	7/24 at 100.00	A-	3,064,727
4,200	5.000%, 7/01/30	7/24 at 100.00	A-	4,768,512
2,100	5.000%, 7/01/31	7/24 at 100.00	A-	2,374,617
1,335	5.000%, 7/01/32	7/24 at 100.00	A-	1,507,602
3,080	5.000%, 7/01/33	7/24 at 100.00	A-	3,473,593
	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Refunding Series 2020A Forward Delivery:
1,200	5.000%, 9/01/23 (WI/DD, Settling 6/03/20)	No Opt. Call	A3	1,332,612
1,835	5.000%, 9/01/24 (WI/DD, Settling 6/03/20)	No Opt. Call	A3	2,091,148
2,000	5.000%, 9/01/25 (WI/DD, Settling 6/03/20)	No Opt. Call	A3	2,336,980
20,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015, 5.000%, 12/15/34	12/25 at 100.00	AAA	23,603,200
506,255	Total New York			529,799,401
	North Carolina – 0.4%
610	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 3.750%, 3/01/24	3/22 at 100.00	BB+	597,154
10,040	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012B, 5.000%, 1/01/21 (ETM)	No Opt. Call	N/R (5)	10,330,457
4,000	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 2019-42, 2.625%, 7/01/39	7/28 at 100.00	AA+	4,001,720
5,900	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 2020-43, 2.800%, 1/01/40	1/29 at 100.00	AA+	5,957,230
11,600	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2015C, 5.000%, 1/01/29	1/26 at 100.00	A	13,624,200
32,150	Total North Carolina			34,510,761
	North Dakota – 0.8%
	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
120	5.000%, 7/01/23 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	125,320
1,240	5.000%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	1,294,969
2,835	5.000%, 7/01/27 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	2,960,676
1,485	5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	1,550,830
1,000	5.000%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	1,044,330
2,955	5.000%, 7/01/35 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	3,085,995
2,755	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	2,962,231
25,350	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/35	12/21 at 100.00	Baa2	26,495,313
4,900	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2019C, 3.200%, 7/01/39	7/28 at 100.00	Aa1	5,091,394

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Dakota (continued)
	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C:
$ 3,785	5.000%, 6/01/28	No Opt. Call	BBB-	$4,515,467
3,000	5.000%, 6/01/29	6/28 at 100.00	BBB-	3,558,270
1,245	5.000%, 6/01/31	6/28 at 100.00	BBB-	1,463,946
3,480	5.000%, 6/01/34	6/28 at 100.00	BBB-	4,047,518
13,280	5.000%, 6/01/38	6/28 at 100.00	BBB-	15,201,616
67,430	Total North Dakota			73,397,875
	Ohio – 3.0%
1,900	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A, 5.000%, 5/01/33	5/22 at 100.00	AA-	2,015,178
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
1,885	5.000%, 6/01/27	No Opt. Call	A	2,265,374
6,080	5.000%, 6/01/28	No Opt. Call	A	7,429,882
7,680	5.000%, 6/01/29	No Opt. Call	A	9,538,637
7,770	5.000%, 6/01/30	No Opt. Call	A-	9,773,805
8,645	5.000%, 6/01/31	6/30 at 100.00	A-	10,811,351
5,610	5.000%, 6/01/32	6/30 at 100.00	A-	6,981,589
2,895	5.000%, 6/01/33	6/30 at 100.00	A-	3,587,889
2,845	5.000%, 6/01/34	6/30 at 100.00	A-	3,515,310
2,655	5.000%, 6/01/35	6/30 at 100.00	A-	3,268,464
1,155	5.000%, 6/01/36	6/30 at 100.00	A-	1,416,989
4,025	4.000%, 6/01/37	6/30 at 100.00	A-	4,431,284
3,965	4.000%, 6/01/38	6/30 at 100.00	A-	4,347,742
2,005	4.000%, 6/01/39	6/30 at 100.00	A-	2,193,330
8,315	3.000%, 6/01/48	6/30 at 100.00	BBB+	7,786,831
3,150	4.000%, 6/01/48	6/30 at 100.00	BBB+	3,381,210
12,610	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55	6/30 at 100.00	N/R	11,207,138
	Cleveland, Ohio, Airport System Revenue Bonds, Refunding Series 2016A:
1,525	5.000%, 1/01/28 – AGM Insured	1/25 at 100.00	AA	1,745,027
2,230	5.000%, 1/01/29 – AGM Insured	1/25 at 100.00	AA	2,548,466
2,000	5.000%, 1/01/30 – AGM Insured	1/25 at 100.00	AA	2,278,780
1,800	5.000%, 1/01/31 – AGM Insured	1/25 at 100.00	AA	2,045,646
6,000	Franklin County, Ohio, Revenue Bonds, CHE Trinity Health Credit Group, Variable Rate Demand Obligation Series 2013, 0.700%, 12/01/46 (Mandatory Put 8/03/20)	5/20 at 100.00	Aa3	5,999,220
470	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc, Refunding Series 2008C, 5.500%, 8/15/24	4/20 at 100.00	A-	471,664
3,300	Lancaster Port Authority, Ohio, Gas Supply Revenue Bonds, Series 2019, 5.000%, 8/01/49 (Mandatory Put 2/01/25)	11/24 at 100.68	Aa2	3,585,450

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 7,450	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/27	2/23 at 100.00	BB+	$8,036,315
	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
1,150	4.000%, 10/01/20	No Opt. Call	Aa3	1,166,549
1,230	5.000%, 10/01/21	No Opt. Call	Aa3	1,301,229
965	5.000%, 10/01/22	No Opt. Call	Aa3	1,053,934
2,940	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (9)	No Opt. Call	N/R	11,025
1,400	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (9)	No Opt. Call	N/R	5,250
28,740	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (9)	No Opt. Call	N/R	107,775
915	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (9)	No Opt. Call	N/R	3,431
3,610	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (9)	No Opt. Call	N/R	13,538
250	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (9)	No Opt. Call	N/R	938
1,020	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22) (9)	No Opt. Call	N/R	1,033,535
14,735	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005A, 2.100%, 1/01/29 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	14,216,623
20,015	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005C, 2.100%, 4/01/28 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	19,167,365
19,840	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2007A, 2.500%, 8/01/40 (Mandatory Put 10/01/29) (AMT)	No Opt. Call	BBB+	18,574,406
16,850	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2007B, 2.500%, 11/01/42 (Mandatory Put 10/01/29) (AMT)	No Opt. Call	BBB+	15,776,992
12,040	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014B, 2.600%, 6/01/41 (Mandatory Put 10/01/29) (AMT)	10/24 at 100.00	BBB+	11,374,549
6,015	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014D, 1.900%, 5/01/26 (Mandatory Put 10/01/24)	No Opt. Call	BBB+	5,736,866
735	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 3.750%, 1/15/28, 144A (AMT)	No Opt. Call	N/R	725,680
5,000	Ohio Higher Educational Facility Commission, Revenue Bonds, Case Western Reserve University Project, Series 2019C, 1.625%, 12/01/34 (Mandatory Put 12/01/26)	6/26 at 100.00	AA-	4,820,200

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 3,900	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2019B, 3.000%, 9/01/39	9/28 at 100.00	Aaa	$4,074,018
5,615	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2020A, 2.750%, 9/01/40	3/29 at 100.00	Aaa	5,740,102
2,000	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011B, 4.000%, 9/15/21	No Opt. Call	AA+	2,084,240
8,760	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Refunding Series 2016A, 5.000%, 1/15/41	1/26 at 100.00	A	9,906,859
5,220	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Variable Rate Series 2020B, 5.000%, 1/15/50 (Mandatory Put 1/15/25)	1/25 at 100.00	A	5,972,776
3,855	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/20 (9)	No Opt. Call	N/R	14,456
8,500	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (9)	No Opt. Call	N/R	31,875
8,645	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010A, 3.750%, 7/01/33 (9)	No Opt. Call	N/R	32,419
1,945	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010C, 4.000%, 6/01/33 (9)	No Opt. Call	N/R	7,294
2,355	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (9)	No Opt. Call	N/R	8,831
12,010	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2014, 5.000%, 6/01/21	No Opt. Call	AAA	12,555,734
2,200	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 5.375%, 3/01/27	3/25 at 100.00	N/R	2,246,684
310,420	Total Ohio			258,427,744
	Oklahoma – 1.7%
	Bryan County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Durant Public Schools Project, Refunding Series 2020:
595	4.000%, 12/01/26	No Opt. Call	A	690,700
700	4.000%, 12/01/28	No Opt. Call	A	839,349
875	4.000%, 12/01/30	12/29 at 100.00	A	1,060,273
	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
2,290	4.500%, 9/01/21	No Opt. Call	AA-	2,396,599
1,415	4.000%, 9/01/23	9/21 at 100.00	AA-	1,468,600
2,050	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Yukon Public Schools Project, Series 2019, 5.000%, 12/01/20	No Opt. Call	N/R	2,094,157
	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016:
3,025	5.000%, 6/01/21	No Opt. Call	A+	3,157,767
7,580	5.000%, 6/01/22	No Opt. Call	A+	8,183,595
3,085	5.000%, 6/01/23	No Opt. Call	A+	3,435,271

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Elgin Public Schools Project, Series 2017A:
$ 1,470	5.000%, 12/01/28	12/27 at 100.00	A	$1,785,712
1,410	5.000%, 12/01/31	12/27 at 100.00	A	1,683,427
	Garfield County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Enid Public Schools Project, Series 2016A:
3,165	5.000%, 9/01/30	9/26 at 100.00	A	3,794,613
5,290	5.000%, 9/01/31	9/26 at 100.00	A	6,330,860
3,150	Garvin County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Wynnewood Public Schools Project, Series 2018, 3.625%, 9/01/36	9/28 at 100.00	A-	3,395,448
	Grady County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Amber-Pocasset Public Schools Project, Series 2019:
1,365	4.000%, 9/01/32	9/29 at 100.00	A	1,598,497
1,485	4.000%, 9/01/34	9/29 at 100.00	A	1,727,961
1,000	4.000%, 9/01/36	9/29 at 100.00	A	1,155,210
	Grady County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Tuttle Public Schools Project, Series 2019:
865	4.000%, 9/01/31	9/29 at 100.00	A+	1,027,136
1,870	4.000%, 9/01/32	9/29 at 100.00	A+	2,211,013
1,315	4.000%, 9/01/33	9/29 at 100.00	A+	1,547,887
1,375	4.000%, 9/01/34	9/29 at 100.00	A+	1,610,221
	Lincoln County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Stroud Public Schools Project, Series 2016:
1,000	5.000%, 9/01/20	No Opt. Call	A	1,015,540
2,115	5.000%, 9/01/22	No Opt. Call	A	2,286,294
1,000	5.000%, 9/01/23	No Opt. Call	A	1,110,860
1,870	5.000%, 9/01/24	No Opt. Call	A	2,134,250
2,490	5.000%, 9/01/26	No Opt. Call	A	2,984,091
	McClain County Economic Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Purcell Public Schools Project, Series 2018:
1,280	5.000%, 9/01/30	9/28 at 100.00	A	1,600,550
1,565	5.000%, 9/01/34	9/28 at 100.00	A	1,924,527
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
6,045	5.000%, 8/15/33	8/28 at 100.00	Baa3	7,169,007
16,530	5.000%, 8/15/38	8/28 at 100.00	Baa3	19,098,431
3,205	Oklahoma Development Finance Authority, Limited Obligation Revenue Bonds, Gilcrease Expressway West Project, Series 2020, 1.625%, 7/06/23 (AMT)	6/22 at 100.00	Baa2	3,100,517
2,335	Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2019A, 3.000%, 9/01/39	3/28 at 100.00	Aaa	2,423,310

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014:
$ 750	5.000%, 9/01/22	No Opt. Call	A-	$808,883
500	3.000%, 9/01/23	No Opt. Call	A-	519,490
600	5.000%, 9/01/24	No Opt. Call	A-	683,418
1,505	5.000%, 9/01/25	No Opt. Call	A-	1,757,088
3,210	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A, 5.625%, 6/01/38 (AMT)	6/23 at 100.00	AA	3,551,062
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2016:
3,525	5.000%, 9/01/25	9/23 at 100.00	AA-	3,958,222
10,675	5.000%, 9/01/26	9/23 at 100.00	AA-	11,983,221
1,615	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2019A, 5.000%, 9/01/29	No Opt. Call	AA-	2,085,143
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2015:
6,180	5.000%, 9/01/25	No Opt. Call	AA-	7,359,453
9,535	5.000%, 9/01/26	9/25 at 100.00	AA-	11,324,529
2,580	Washington County Rural Water District 3, Oklahoma, Revenue Bonds, Refunding & Capital improvement Series 2020, 3.000%, 9/15/35	3/28 at 100.00	A+	2,731,498
	Weatherford Industrial Trust Educational, Oklahoma, Facilities Lease Revenue Bonds, Weatherford Public Schools Project, Series 2019:
2,000	5.000%, 3/01/29	No Opt. Call	A-	2,502,740
1,695	5.000%, 3/01/31	3/29 at 100.00	A-	2,129,412
2,500	5.000%, 3/01/33	3/29 at 100.00	A-	3,113,325
131,680	Total Oklahoma			150,549,157
	Oregon – 0.9%
5,000	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Bonds, Convertible Deferred Interest Series 2017D, 5.000%, 6/15/35	6/27 at 100.00	AA+	6,161,300
1,750	Benton and Linn Counties District School District 509J Corvallis, Oregon, General Obligation Bonds, Series 2018A, 0.000%, 6/15/38	6/28 at 100.00	AA+	2,144,083
1,190	Clackamas Community College District, Oregon, General Obligation Bonds, Deferred Interest Series 2017A, 0.000%, 6/15/40 (8)	6/27 at 100.00	Aa1	1,413,399
4,145	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/20 – FGIC Insured	No Opt. Call	Aa1	4,178,077
	Clackamas County School District 62, Oregon City, Oregon, General Obligation Bonds, Refunding Series 2018A:
1,665	0.000%, 6/15/34	6/28 at 79.31	AA+	1,104,777
1,500	0.000%, 6/15/35	6/28 at 75.58	AA+	940,095
1,000	0.000%, 6/15/37	6/28 at 69.16	AA+	571,400
2,050	0.000%, 6/15/39	6/28 at 63.17	AA+	1,067,517

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oregon (continued)
$ 1,770	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Adventist Health System/West, Refunding Variable Rate Series 2019, 5.000%, 3/01/40 (Mandatory Put 3/01/25)	9/24 at 100.00	A+	$1,957,195
2,750	Multnomah-Clackamas Counties School District 10JT Greham-Barlow, Oregon, General Obligation Bonds, Deferred interest Series 2019A, 0.000%, 6/15/38	6/29 at 72.47	Aa1	1,608,805
3,450	Oregon Housing and Community Services Department, Mortgage Revenue Bonds, Single-Family Mortgage Program, Series 2017D, 3.450%, 1/01/38	1/27 at 100.00	Aa2	3,681,012
5,740	Oregon Housing and Community Services Department, Mortgage Revenue Bonds, Single-Family Mortgage Program, Series 2018C, 3.900%, 7/01/38	7/27 at 100.00	Aa2	6,233,181
7,670	Oregon Housing and Community Services Department, Mortgage Revenue Bonds, Single-Family Mortgage Program, Series 2019A, 2.650%, 7/01/39	7/28 at 100.00	Aa2	7,534,471
15,995	Oregon State Business Development Commission, Recovery Zone Facility Revenue Bonds, Intel Corporation Project, 232 Series 2010, 2.400%, 12/01/40 (Mandatory Put 8/14/23)	No Opt. Call	A+	16,204,055
11,220	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2013A, 5.000%, 11/15/38 (Pre-refunded 11/15/23)	11/23 at 100.00	AAA	12,772,624
	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Refunding Series 2016A:
3,425	5.000%, 5/15/32	5/26 at 100.00	AA-	4,070,852
1,925	5.000%, 5/15/33	5/26 at 100.00	AA-	2,281,471
72,245	Total Oregon			73,924,314
	Pennsylvania – 5.8%
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A:
1,000	5.000%, 4/01/36	4/28 at 100.00	A	1,213,010
10,000	4.000%, 4/01/37	4/28 at 100.00	A	10,714,300
6,000	4.000%, 4/01/38	4/28 at 100.00	A	6,404,700
13,910	4.000%, 4/01/44	4/28 at 100.00	A	14,540,262
	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012:
1,000	5.000%, 12/01/25	12/22 at 100.00	AA-	1,095,520
4,000	5.000%, 12/01/37	12/22 at 100.00	AA-	4,376,560
1,525	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018, 5.000%, 5/01/28, 144A	No Opt. Call	Ba3	1,598,444
1,200	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.500%, 4/01/41 (9)	No Opt. Call	N/R	4,500
2,880	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (9)	No Opt. Call	N/R	10,800
	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017:
8,740	4.000%, 11/01/39	11/27 at 100.00	BBB+	9,499,856
2,530	4.000%, 11/01/47	11/27 at 100.00	BBB+	2,688,504
12,400	5.000%, 11/01/47	11/27 at 100.00	BBB+	14,226,520
13,000	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-2, 5.000%, 2/01/40 (Mandatory Put 2/01/27)	8/26 at 101.63	BBB+	14,744,340

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 12,710	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-3, 5.000%, 2/01/40 (Mandatory Put 2/01/30)	8/29 at 101.50	BBB+	$14,187,792
1,000	Capital Region Water, Pennsylvania, Water Revenue Bonds, Series 2018, 5.000%, 7/15/27	No Opt. Call	A+	1,236,750
3,590	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39 (Mandatory Put 12/03/29) (AMT)	12/29 at 100.00	A+	3,762,464
	Commonwealth Financing Authority, Pennsylvania, Revenue Bonds, Refunding Forward Delivery Series 2020A:
2,000	5.000%, 6/01/28	No Opt. Call	A1	2,524,720
1,750	5.000%, 6/01/29	No Opt. Call	A1	2,245,145
1,750	5.000%, 6/01/30	No Opt. Call	A1	2,277,503
46,410	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018, 4.000%, 6/01/39 – AGM Insured	6/28 at 100.00	AA	50,596,646
	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010:
1,000	5.000%, 10/01/21	10/20 at 100.00	BBB	1,016,770
1,050	5.000%, 10/01/25	10/20 at 100.00	BBB	1,065,414
	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A:
410	5.000%, 6/01/22	No Opt. Call	Ba2	430,496
790	5.000%, 6/01/24	6/23 at 100.00	Ba2	843,736
520	5.000%, 6/01/25	6/23 at 100.00	Ba2	554,299
370	5.125%, 6/01/26	6/23 at 100.00	Ba2	395,164
460	5.375%, 6/01/28	6/23 at 100.00	Ba2	493,529
12,575	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016A, 1.800%, 9/01/29 (Mandatory Put 9/01/22)	No Opt. Call	A1	12,628,695
10,520	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016B, 1.800%, 2/15/27 (Mandatory Put 8/15/22)	No Opt. Call	A1	10,589,222
11,890	Luzerne County Industrial Development Authority, Pennsylvania, Revenue Bonds, Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39 (Mandatory Put 12/03/29) (AMT)	12/29 at 100.00	A+	12,558,218
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, AICUP Financing Program, Gwynedd Mercy University, Variable Rate Series 2017V-1B:
1,000	4.000%, 5/01/36 (Mandatory Put 5/01/22)	No Opt. Call	BBB	1,026,600
1,100	4.000%, 5/01/36 (Mandatory Put 5/01/23)	No Opt. Call	BBB	1,139,457
5,900	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1996A, 2.600%, 3/01/34 (Mandatory Put 9/01/20)	No Opt. Call	BBB+	5,920,768
8,285	North Allegheny School District, Allegheny County, Pennsylvania, General Obligation Bonds, Limited Tax Series 2019, 4.000%, 5/01/44	5/29 at 100.00	AA	9,366,855

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 4,055	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (9)	No Opt. Call	N/R	$15,206
3,455	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (9)	No Opt. Call	N/R	12,956
	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Guaranteed Series 2013B:
1,975	5.500%, 1/01/25	1/24 at 100.00	AA	2,262,402
2,265	5.500%, 1/01/26	1/24 at 100.00	AA	2,593,719
2,260	5.500%, 1/01/27	1/24 at 100.00	AA	2,584,423
	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C:
500	5.500%, 1/01/25 – AGM Insured	1/24 at 100.00	AA	572,760
1,110	5.500%, 1/01/26 – AGM Insured	1/24 at 100.00	AA	1,271,094
2,505	5.500%, 1/01/28 – AGM Insured	1/24 at 100.00	AA	2,861,662
2,050	5.500%, 1/01/29 – AGM Insured	1/24 at 100.00	AA	2,338,661
1,255	5.500%, 1/01/31 – AGM Insured	1/24 at 100.00	AA	1,429,257
2,375	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Project, Series 2004, 2.150%, 11/01/21	No Opt. Call	A-	2,395,663
10,500	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Project, Series 2017A, 1.700%, 8/01/37 (Mandatory Put 8/03/20) (AMT)	No Opt. Call	N/R	10,487,925
1,670	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges & Universities of Pennsylvania Financing Program, York College Project, Series 2014T-2, 2.875%, 5/01/30 (Mandatory Put 5/01/20)	No Opt. Call	N/R	1,670,534
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012:
1,320	5.000%, 5/01/27	11/22 at 100.00	BBB-	1,384,944
10,850	5.000%, 5/01/42	11/22 at 100.00	BBB-	11,216,079
19,870	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-120, 3.100%, 10/01/36	10/25 at 100.00	AA+	20,518,954
8,950	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121, 3.100%, 10/01/36	10/25 at 100.00	AA+	9,242,307
14,915	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-125A, 3.700%, 10/01/37 (AMT)	4/27 at 100.00	AA+	16,150,857
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-128B:
6,585	3.500%, 10/01/34	10/27 at 100.00	AA+	7,045,950
3,000	3.850%, 4/01/38	10/27 at 100.00	AA+	3,246,870
4,880	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-131A, 3.000%, 10/01/39	4/29 at 100.00	AA+	5,007,368

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A:
$ 2,095	0.000%, 12/01/34 (8)	12/26 at 100.00	AA-	$2,258,389
5,000	0.000%, 12/01/37 (8)	12/26 at 100.00	AA-	5,365,550
16,150	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 6.375%, 12/01/38	12/27 at 100.00	A	21,139,865
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Series 2019 Forward Delivery:
4,615	5.000%, 12/01/24	No Opt. Call	A1	5,393,966
5,000	5.000%, 12/01/25	No Opt. Call	A1	5,994,050
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2:
5,905	5.000%, 6/01/25	No Opt. Call	A3	6,904,008
2,830	5.000%, 6/01/29	6/26 at 100.00	A3	3,359,691
22,145	5.000%, 6/01/35	6/26 at 100.00	A3	25,951,061
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2017:
2,500	5.000%, 12/01/29	12/27 at 100.00	A3	3,090,725
3,190	5.000%, 12/01/31	12/27 at 100.00	A3	3,916,969
5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016A, 5.000%, 12/01/36	12/26 at 100.00	A3	5,887,600
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Third Series 2017:
3,495	5.000%, 12/01/31	12/27 at 100.00	A3	4,291,476
2,250	5.000%, 12/01/32	12/27 at 100.00	A3	2,755,012
2,000	4.000%, 12/01/36	12/27 at 100.00	A3	2,214,300
12,005	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/24	No Opt. Call	A+	14,031,324
1,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2016A-1, 5.000%, 12/01/28	6/26 at 100.00	A1	1,182,040
3,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2017A-1, 5.000%, 12/01/36	12/27 at 100.00	A1	3,656,190
7,445	Philadelphia Authority For Industrial Development, Pennsylvania, City Agreement Revenue Bonds, Cultural and Commercial Corridors Program, Refunding Series 2016A, 5.000%, 12/01/29	12/25 at 100.00	A	8,751,821
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, La Salle University, Series 2017:
1,835	5.000%, 5/01/31	11/27 at 100.00	BBB-	1,991,085
2,050	5.000%, 5/01/33	11/27 at 100.00	BBB-	2,206,518
1,165	5.000%, 5/01/34	11/27 at 100.00	BBB-	1,248,286
3,025	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30 (Pre-refunded 8/01/20)	8/20 at 100.00	A (5)	3,064,688

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Philadelphia School District, Pennsylvania, General Obligation Bonds, Refunding Series 2020 Forward Delivery:
$ 5,000	5.000%, 9/01/21 (WI/DD, Settling 6/05/20)	No Opt. Call	A+	$5,231,600
3,000	5.000%, 9/01/22 (WI/DD, Settling 6/05/20)	No Opt. Call	A+	3,246,360
	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B:
3,100	5.000%, 7/01/20 (AMT)	No Opt. Call	A	3,124,335
1,250	5.000%, 7/01/21 (AMT)	No Opt. Call	A	1,299,238
2,650	Quakertown General Authority Health Facilities Revenue USDA Loan Anticipation Notes and Revenue Bonds for LifeQuest Obligated Group, Pennsylvania, Series 2017A, 3.125%, 7/01/21	4/20 at 100.00	N/R	2,591,753
2,000	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2019B, 3.000%, 2/15/34	2/27 at 100.00	Aa1	2,123,520
8,395	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 1.839%, 12/01/24 (3-Month LIBOR *67% reference rate + 0.780% spread) (4)	5/20 at 100.00	AA-	8,376,951
4,430	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016, 5.000%, 11/15/26	5/24 at 100.00	BB+	4,868,747
2,355	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 3.375%, 6/01/26	No Opt. Call	BB+	2,202,796
	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc, Series 2013:
730	5.000%, 12/01/20	No Opt. Call	A	747,586
1,105	5.000%, 12/01/21	No Opt. Call	A	1,169,985
1,625	5.000%, 12/01/22	No Opt. Call	A	1,779,765
1,705	5.000%, 12/01/23	6/23 at 100.00	A	1,885,866
1,795	5.000%, 12/01/24	6/23 at 100.00	A	1,981,842
3,435	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds, AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5, 3.375%, 11/01/36	11/27 at 100.00	A-	3,577,552
465,885	Total Pennsylvania			499,149,660
	Puerto Rico – 1.5%
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A:
11,935	6.125%, 7/01/24	No Opt. Call	CC	12,442,237
50	6.000%, 7/01/44	5/20 at 100.00	CC	50,500
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
12,320	5.250%, 7/01/24	7/22 at 100.00	CC	11,781,000
6,030	4.250%, 7/01/25	7/22 at 100.00	CC	5,306,400
12,945	5.000%, 7/01/33	7/22 at 100.00	CC	12,265,387
6,155	5.125%, 7/01/37	7/22 at 100.00	CC	5,847,250
3,315	5.250%, 7/01/42	7/22 at 100.00	CC	3,157,537

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
$ 1,783	0.000%, 7/01/24	No Opt. Call	N/R	$1,528,923
15,312	0.000%, 7/01/27	No Opt. Call	N/R	11,678,003
27,525	0.000%, 7/01/29	7/28 at 98.64	N/R	19,081,706
28,167	0.000%, 7/01/31	7/28 at 91.88	N/R	17,551,703
16,784	0.000%, 7/01/33	7/28 at 86.06	N/R	9,308,239
2,589	4.500%, 7/01/34	7/25 at 100.00	N/R	2,601,298
21	4.750%, 7/01/53	7/28 at 100.00	N/R	19,827
1,000	5.000%, 7/01/58	7/28 at 100.00	N/R	974,950
4,743	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2018B-1, 4.500%, 7/01/34	7/25 at 100.00	N/R	4,765,529
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
888	4.329%, 7/01/40	7/28 at 100.00	N/R	817,928
3,251	4.329%, 7/01/40	7/28 at 100.00	N/R	2,994,464
3,939	4.784%, 7/01/58	7/28 at 100.00	N/R	3,698,800
158,752	Total Puerto Rico			125,871,681
	Rhode Island – 0.3%
4,350	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.500%, 9/01/28 (Pre-refunded 9/01/23)	9/23 at 100.00	N/R (5)	4,944,036
4,125	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, 2019 Series 70, 3.000%, 10/01/39	10/28 at 100.00	AA+	4,291,114
3,900	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, 2019 Series 71, 3.000%, 10/01/39	4/29 at 100.00	AA+	4,065,282
136,145	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	4/20 at 14.97	CCC-	17,137,932
148,520	Total Rhode Island			30,438,364
	South Carolina – 0.7%
5,770	Greenville Hospital System Board of Trustees, South Carolina, Hospital Revenue Bonds, Series 2014B, 5.000%, 5/01/34	5/24 at 100.00	A	6,451,899
	Lexington County Health Services District, Inc, South Carolina, Hospital Revenue Bonds, Lexington Medical Center, Series 2016:
1,000	5.000%, 11/01/34	5/26 at 100.00	A1	1,144,710
1,170	5.000%, 11/01/35	5/26 at 100.00	A1	1,335,894
6,650	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 10/01/48 (Mandatory Put 2/01/24)	11/23 at 100.30	Aa2	6,875,967
3,160	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2019B, 2.900%, 7/01/39	1/29 at 100.00	Aaa	3,266,524

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours Health System Obligated Group, Series 2012:
$ 1,850	5.000%, 11/01/20 (ETM)	No Opt. Call	N/R (5)	$1,890,959
7,500	5.000%, 11/01/27 (Pre-refunded 11/01/22)	11/22 at 100.00	N/R (5)	8,226,000
1,275	5.000%, 11/01/29 (Pre-refunded 11/01/22)	11/22 at 100.00	N/R (5)	1,398,420
	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, FMU Student Housing LLC - Francis Marion University Project, Series 2014A:
1,910	5.000%, 8/01/27	8/24 at 100.00	Baa3	1,992,684
3,925	5.000%, 8/01/32	8/24 at 100.00	Baa3	4,059,745
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A:
3,015	5.000%, 12/01/31	6/25 at 100.00	A	3,415,000
8,290	5.000%, 12/01/50	6/25 at 100.00	A	9,132,015
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A:
7,015	5.000%, 12/01/29	6/26 at 100.00	A	8,172,685
3,875	5.000%, 12/01/31	6/26 at 100.00	A	4,481,980
1,325	Spartanburg Regional Health Services District, Inc, South Carolina, Hospital Revenue Bonds, Refunding Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A	1,402,407
57,730	Total South Carolina			63,246,889
	South Dakota – 0.3%
	South Dakota Building Authority, Revenue Bonds, Series 2013B:
525	5.000%, 6/01/22	No Opt. Call	AA+	567,746
1,000	5.000%, 6/01/24 (Pre-refunded 6/01/23)	6/23 at 100.00	AA+ (5)	1,116,290
6,475	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health, Series 2019A, 5.000%, 7/01/33 (Mandatory Put 7/01/24)	4/24 at 100.00	AA-	7,266,310
2,410	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Regional Health, Refunding Series 2017, 5.000%, 9/01/31	9/27 at 100.00	A1	2,944,104
	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2018B:
3,200	3.850%, 11/01/33	11/27 at 100.00	AAA	3,512,832
4,625	4.050%, 11/01/38	11/27 at 100.00	AAA	5,066,132
3,000	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2019A, 3.800%, 11/01/39	5/28 at 100.00	AAA	3,244,290
21,235	Total South Dakota			23,717,704
	Tennessee – 1.6%
2,265	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/28	10/24 at 100.00	BBB	2,491,341
3,460	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.125%, 10/01/29	5/20 at 100.00	N/R	3,467,958

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc, Series 2017:
$ 2,765	3.375%, 4/01/26	No Opt. Call	BBB	$2,962,034
3,250	5.000%, 4/01/29	4/27 at 100.00	BBB	3,811,372
2,500	5.000%, 4/01/30	4/27 at 100.00	BBB	2,921,375
2,725	5.000%, 4/01/31	4/27 at 100.00	BBB	3,171,328
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A:
1,400	4.000%, 1/01/22	No Opt. Call	A+	1,462,342
1,300	4.000%, 1/01/23	No Opt. Call	A+	1,388,556
3,180	5.000%, 1/01/23	No Opt. Call	A+	3,481,909
2,110	5.000%, 1/01/24	1/23 at 100.00	A+	2,307,876
	Memphis and Shelby County Port Commission, Tennessee, Port Development Revenue Bonds, Series 2011:
1,480	5.250%, 4/01/23	4/21 at 100.00	AA	1,540,147
1,560	5.250%, 4/01/24	4/21 at 100.00	AA	1,623,398
1,240	5.250%, 4/01/25	4/21 at 100.00	AA	1,290,394
8,255	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	Aa1	9,259,799
1,020	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2015-1C, 3.950%, 7/01/35	1/25 at 100.00	AA+	1,092,502
5,280	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2018-3, 3.750%, 7/01/38	7/27 at 100.00	AA+	5,754,514
11,480	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2018-4, 3.900%, 7/01/38	1/28 at 100.00	AA+	12,570,026
9,995	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-1, 3.750%, 7/01/39	7/28 at 100.00	AA+	10,984,105
9,845	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-2, 3.000%, 7/01/39	7/28 at 100.00	AA+	10,232,795
3,625	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-3, 2.600%, 7/01/39	1/29 at 100.00	AA+	3,690,757
5,600	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-4, 2.900%, 7/01/39	1/29 at 100.00	AA+	5,788,776
6,680	The Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds, Series 2018, 4.000%, 11/01/49 (Mandatory Put 11/01/25)	8/25 at 100.22	A	6,949,605
13,380	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/20	No Opt. Call	A	13,505,638
27,240	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 4.000%, 5/01/48 (Mandatory Put 5/01/23)	2/23 at 100.43	A	27,919,093
131,635	Total Tennessee			139,667,640
	Texas – 5.7%
1,085	Austin Convention Enterprises Inc, Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A, 5.000%, 1/01/30	1/27 at 100.00	BBB+	1,082,288

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Austin, Texas, Airport System Revenue Bonds, Refunding Series 2019:
$ 5,500	5.000%, 11/15/20 (AMT)	No Opt. Call	A1	$5,629,195
5,000	5.000%, 11/15/21 (AMT)	No Opt. Call	A1	5,305,400
3,370	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 1/01/33	1/23 at 100.00	A-	3,545,981
3,455	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	A- (5)	3,585,634
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
1,945	5.000%, 1/01/32	7/25 at 100.00	A-	2,116,743
1,390	5.000%, 1/01/33	7/25 at 100.00	A-	1,509,860
1,165	5.000%, 1/01/34	7/25 at 100.00	A-	1,263,419
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016:
2,000	5.000%, 1/01/33	1/26 at 100.00	A-	2,184,000
1,650	5.000%, 1/01/35	1/26 at 100.00	A-	1,795,151
	City of Houston, Texas, Convention & Entertainment Facilities Department Hotel Occupancy Tax and Special Revenue Bonds, Refunding Series 2019:
2,400	5.000%, 9/01/32	9/28 at 100.00	A	2,897,688
1,250	5.000%, 9/01/34	9/28 at 100.00	A	1,500,750
1,700	5.000%, 9/01/35	9/28 at 100.00	A	2,034,084
2,155	5.000%, 9/01/36	9/28 at 100.00	A	2,570,807
660	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 3.750%, 8/15/22	No Opt. Call	A-	673,273
	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Refunding School Building Series 2012:
5,200	5.000%, 2/15/26 (Pre-refunded 2/15/21)	2/21 at 100.00	Aaa	5,377,268
2,800	5.000%, 2/15/26	2/21 at 100.00	AAA	2,893,688
	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding & Improvement Series 2016:
10,000	1.350%, 11/01/20 (AMT), 144A	No Opt. Call	A+	10,009,800
20,000	1.600%, 11/01/21 (AMT), 144A	No Opt. Call	A+	20,131,000
9,295	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B, 5.000%, 11/01/35	11/20 at 100.00	A+	9,445,765
11,750	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Bond Anticipation Note Series 2014A, 5.000%, 2/01/23	No Opt. Call	A+	12,771,192
10,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding First Tier Series 2020C, 4.000%, 10/01/45	4/30 at 100.00	A+	11,039,000
7,400	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53 (Pre-refunded 10/01/23)	10/23 at 100.00	AA (5)	8,390,194

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010:
$ 875	4.000%, 3/01/21	No Opt. Call	A-	$894,451
550	4.000%, 3/01/22	3/21 at 100.00	A-	563,442
800	4.000%, 3/01/23	3/21 at 100.00	A-	818,816
440	4.250%, 3/01/25	3/21 at 100.00	A-	451,101
6,890	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2019B-2, 5.000%, 7/01/49 (Mandatory Put 12/01/24)	9/24 at 100.84	A+	7,829,727
5,400	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2019B-3, 5.000%, 7/01/49 (Mandatory Put 12/01/26)	9/26 at 100.78	A+	6,455,106
	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2020 Forward Delivery:
1,280	5.000%, 6/01/21	No Opt. Call	A+	1,335,872
1,000	5.000%, 6/01/22	No Opt. Call	A+	1,066,330
	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A:
1,825	5.000%, 12/01/23	12/22 at 100.00	A+	1,971,201
18,000	4.000%, 12/01/31 (Pre-refunded 12/01/22)	12/22 at 100.00	A+ (5)	19,405,980
	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A:
5,215	5.000%, 12/01/26	12/24 at 100.00	A+	5,901,242
4,025	5.000%, 12/01/27	12/24 at 100.00	A+	4,543,863
3,000	5.000%, 12/01/28	12/24 at 100.00	A+	3,377,850
6,130	5.000%, 12/01/29 (Pre-refunded 12/01/24)	12/24 at 100.00	A+ (5)	7,195,578
2,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Texas Childrens Hospital, Series 2019A, 4.000%, 10/01/35	10/29 at 100.00	AA	2,331,320
5,045	Harris County Flood Control District, Texas, General Obligation Bonds, Refunding Contract Tax Series 2014A, 5.000%, 10/01/25	10/24 at 100.00	Aaa	5,827,328
1,570	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St Luke's Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	6/20 at 100.00	AA+ (5)	1,643,884
2,320	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 2016-XG0054, 4.254%, 11/01/41 (Pre-refunded 11/01/21), 144A (IF) (6)	11/21 at 100.00	AAA	2,744,653
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
285	5.000%, 11/15/22	No Opt. Call	A3	309,482
425	5.000%, 11/15/23	No Opt. Call	A3	473,705

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
$ 4,795	5.000%, 11/15/24 – AGM Insured	No Opt. Call	AA	$5,564,358
4,600	5.000%, 11/15/25 – AGM Insured	11/24 at 100.00	AA	5,302,374
4,095	5.000%, 11/15/26 – AGM Insured	11/24 at 100.00	AA	4,708,431
12,050	5.000%, 11/15/27 – AGM Insured	11/24 at 100.00	AA	13,826,170
2,380	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.000%, 7/01/20 (ETM)	No Opt. Call	N/R (5)	2,401,539
5,240	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Limited Tax Schoolhouse Series 2013A, 4.000%, 2/15/31	2/23 at 100.00	AAA	5,599,516
11,815	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Schoolhouse Series 2016A, 4.000%, 2/15/34	2/26 at 100.00	AAA	13,103,662
	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011B:
1,900	5.000%, 7/01/25	7/21 at 100.00	A+	1,977,786
2,025	5.000%, 7/01/26	7/21 at 100.00	A+	2,107,903
	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2012B:
18,675	5.000%, 7/01/31	7/22 at 100.00	A+	19,954,611
5,000	5.000%, 7/01/32	7/22 at 100.00	A+	5,339,200
2,440	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)	7/24 at 100.00	BB-	2,427,800
	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2018D:
3,000	5.000%, 11/15/32	11/28 at 100.00	Aa2	3,789,450
2,570	5.000%, 11/15/33	11/28 at 100.00	Aa2	3,232,803
6,000	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2017A, 5.000%, 3/01/22	No Opt. Call	AA	6,440,700
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
8,005	0.000%, 9/01/22 – AMBAC Insured	No Opt. Call	A	7,716,340
3,815	0.000%, 9/01/23 – AMBAC Insured	No Opt. Call	A	3,607,273
2,000	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series 2014, 5.000%, 8/01/32	8/24 at 100.00	AA-	2,285,740
	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015:
1,000	5.000%, 11/01/26 (AMT)	11/25 at 100.00	A1	1,139,520
2,025	5.000%, 11/01/27 (AMT)	11/25 at 100.00	A1	2,304,126
1,570	5.000%, 11/01/28 (AMT)	11/25 at 100.00	A1	1,785,530
2,000	5.000%, 11/01/29 (AMT)	11/25 at 100.00	A1	2,272,320
2,000	5.000%, 11/01/30 (AMT)	11/25 at 100.00	A1	2,270,080
1,915	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	Baa1	1,891,197

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2018:
$ 2,135	5.000%, 5/15/21	No Opt. Call	A+	$2,226,869
1,845	5.000%, 5/15/22	No Opt. Call	A+	1,989,021
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
3,045	5.000%, 12/01/25	No Opt. Call	B1	3,316,462
2,720	5.250%, 12/01/28	12/25 at 100.00	B1	2,980,522
2,700	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)	10/21 at 105.00	BB-	2,763,126
	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children's Medical Center Dallas Project, Series 2012:
4,460	5.000%, 8/15/24 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (5)	4,867,867
4,720	5.000%, 8/15/25 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (5)	5,151,644
3,945	5.000%, 8/15/26 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (5)	4,305,770
7,065	5.000%, 8/15/27 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (5)	7,711,094
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
3,855	0.000%, 9/01/43 (Pre-refunded 9/01/31) (8)	9/31 at 100.00	N/R (5)	4,975,918
9,130	0.000%, 9/01/45 (Pre-refunded 9/01/31) (8)	9/31 at 100.00	N/R (5)	12,798,708
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D:
8,655	5.250%, 9/01/25 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (5)	9,157,423
5,075	5.250%, 9/01/26 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (5)	5,369,604
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2019A:
5,000	3.000%, 1/01/35	1/29 at 100.00	A+	5,165,850
5,310	4.000%, 1/01/36	1/29 at 100.00	A+	5,989,308
4,830	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30 (Pre-refunded 11/15/21)	11/21 at 100.00	AA- (5)	5,119,414
1,285	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.125%, 9/01/33	9/23 at 100.00	A	1,406,021
3,000	Texas Department of Housing and Community Affairs, Single Family Mortgage Revenue Bonds, Series 2018A, 4.125%, 9/01/38	9/27 at 100.00	Aaa	3,360,990
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/21	No Opt. Call	A3	5,167,800
	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien Series 2019A:
7,000	4.000%, 12/31/37	12/29 at 100.00	Baa2	7,141,470
5,790	4.000%, 12/31/38	12/29 at 100.00	Baa2	5,888,025
10,845	4.000%, 12/31/39	12/29 at 100.00	Baa2	10,993,251

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016:
$ 4,820	5.000%, 12/31/40 (AMT)	12/25 at 100.00	Baa3	$5,155,086
8,000	5.000%, 12/31/45 (AMT)	12/25 at 100.00	Baa3	8,504,480
5,335	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding First Tier Series 2020A, 5.000%, 8/15/39	8/30 at 100.00	A	6,612,412
16,250	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding Second Tier Series 2015C, 5.000%, 8/15/31	8/24 at 100.00	A-	17,145,375
	Texas Transportation Commission, State Highway 249 System Revenue Bonds, First Tier Toll Series 2019A:
1,125	0.000%, 8/01/35	2/29 at 76.82	Baa3	592,391
1,590	0.000%, 8/01/36	2/29 at 73.16	Baa3	793,569
2,070	0.000%, 8/01/37	2/29 at 69.41	Baa3	973,873
1,100	0.000%, 8/01/39	2/29 at 62.63	Baa3	462,803
3,800	University of Houston, Texas, Consolidated Revenue Bonds, Refunding Series 2011A, 5.000%, 2/15/22	2/21 at 100.00	AA	3,921,790
	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
3,015	4.000%, 8/15/20	No Opt. Call	A	3,045,542
3,135	4.000%, 8/15/21	No Opt. Call	A	3,252,092
8,830	Williamson County, Texas, General Obligation Bonds, Limited Tax Refunding Series 2012, 5.000%, 2/15/26	2/22 at 100.00	AAA	9,452,250
455,640	Total Texas			491,699,360
	Utah – 0.1%
	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
3,340	5.000%, 9/01/23 (Pre-refunded 9/01/22)	9/22 at 100.00	A- (5)	3,655,296
2,000	5.000%, 9/01/25 (Pre-refunded 9/01/22)	9/22 at 100.00	A- (5)	2,188,800
2,265	5.000%, 9/01/26 (Pre-refunded 9/01/22)	9/22 at 100.00	A- (5)	2,478,816
7,605	Total Utah			8,322,912
	Virginia – 2.3%
5,390	Chesapeake Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2008A, 1.900%, 2/01/32 (Mandatory Put 6/01/23)	No Opt. Call	A2	5,520,600
18,535	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads Transportation Fund Revenue Bonds, Intermediate Lien Bond Anticipation Note Series 2019A, 5.000%, 7/01/22	No Opt. Call	Aa2	20,143,282
9,785	Loudoun County Economic Development Authority, Virginia, Lease Revenue Bonds, Metrorail Service District Improvement Silver Line Phase 2 Project, Series 2018, 2.000%, 4/01/22	5/20 at 100.00	AA+	9,799,775
6,785	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Refunding Series 2008A, 1.900%, 11/01/35 (Mandatory Put 6/01/23)	No Opt. Call	A2	6,931,217

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 5,880	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Series 2008C, 1.800%, 11/01/35 (Mandatory Put 4/01/22)	No Opt. Call	A2	$5,937,330
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding First Senior Lien Series 2019A:
1,800	5.000%, 10/01/32	10/28 at 100.00	A	2,205,846
1,250	5.000%, 10/01/33	10/28 at 100.00	A	1,522,450
1,750	5.000%, 10/01/34	10/28 at 100.00	A	2,117,098
2,000	5.000%, 10/01/35	10/28 at 100.00	A	2,402,720
21,500	Roanoke Economic Development Authority, Virginia, Hospital Revenue Bonds, Carilion Clinic Obligated Group, Series 2020D, 5.000%, 7/01/53 (Mandatory Put 7/01/30) (WI/DD, Settling 4/02/20)	1/30 at 100.00	AA-	28,152,530
760	Roanoke Economic Development Authority, Virginia, Residential Care Facility Mortgage Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012, 5.000%, 12/01/32	12/22 at 100.00	N/R	758,533
1,185	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2016, 3.125%, 6/15/31	6/26 at 100.00	A3	1,248,433
710	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A, 5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	661,798
7,505	Virginia Housing Development Authority, Rental Housing Bonds, Series 2020B, 2.200%, 3/01/40	3/29 at 100.00	AA+	7,354,375
	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017:
27,100	5.000%, 12/31/52 (AMT)	6/27 at 100.00	BBB	29,606,750
10,000	5.000%, 12/31/56 (AMT)	6/27 at 100.00	BBB	10,911,900
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2019:
6,535	5.000%, 1/01/44 (AMT)	1/22 at 100.00	BBB	6,556,173
31,560	5.000%, 7/01/49 (AMT)	1/22 at 100.00	BBB	31,573,886
6,835	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	6,942,515
8,690	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 2.150%, 10/01/40 (Mandatory Put 9/01/20)	No Opt. Call	A2	8,673,141
8,100	York County Economic Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2009A, 1.900%, 5/01/33 (Mandatory Put 6/01/23)	No Opt. Call	A2	8,293,347
183,655	Total Virginia			197,313,699
	Washington – 2.7%
	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2019A:
27,890	5.000%, 7/01/36	7/29 at 100.00	Aa2	34,516,664
50,350	5.000%, 7/01/37	7/29 at 100.00	Aa2	62,120,823

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 2,900	Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2016, 5.000%, 2/01/29	2/26 at 100.00	AA-	$3,450,623
2,340	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016, 5.000%, 12/01/37	12/26 at 100.00	Baa2	2,648,552
5,140	Snohomish County, Washington, General Obligation Bonds, Limited Tax Series 2013, 4.000%, 12/01/39	6/23 at 100.00	AA+	5,506,893
10,485	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49 (Mandatory Put 8/01/24)	2/24 at 100.00	BBB+	11,787,866
15,005	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	2/25 at 100.00	BBB+	17,269,705
16,030	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-3, 5.000%, 8/01/49 (Mandatory Put 8/01/26)	2/26 at 100.00	BBB+	18,809,121
6,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A+	6,146,640
	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2015:
2,730	5.000%, 1/01/26	7/25 at 100.00	A+	3,193,008
1,285	5.000%, 1/01/27	7/25 at 100.00	A+	1,496,897
	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A:
1,315	5.000%, 11/15/22	No Opt. Call	AA-	1,440,043
2,035	5.000%, 11/15/24	5/24 at 100.00	AA-	2,330,686
14,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2012A, 5.000%, 10/01/33	10/22 at 100.00	AA-	14,881,860
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2018B:
4,015	5.000%, 10/01/30	10/28 at 100.00	AA-	5,089,856
2,780	5.000%, 10/01/31	10/28 at 100.00	AA-	3,501,299
3,010	5.000%, 10/01/32	10/28 at 100.00	AA-	3,765,751
2,600	5.000%, 10/01/33	10/28 at 100.00	AA-	3,232,788
	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2017:
5,120	5.000%, 8/15/29	8/27 at 100.00	BBB	6,145,382
5,000	5.000%, 8/15/34	8/27 at 100.00	BBB	5,900,800
5,765	5.000%, 8/15/36	8/27 at 100.00	BBB	6,756,176
	Washington State, General Obligation Bonds, Motor Vehicle Fuel Tax, Refunding Triple Pledge SR 520 Toll Series R-2021A Forward Delivery:
1,625	5.000%, 6/01/22 (WI/DD, Settling 3/03/21)	No Opt. Call	Aaa	1,698,385
2,000	5.000%, 6/01/23 (WI/DD, Settling 3/03/21)	No Opt. Call	Aaa	2,157,880
1,960	5.000%, 6/01/24 (WI/DD, Settling 3/03/21)	No Opt. Call	Aaa	2,177,756
4,415	Whidbey Island Public Hospital District, Island County, Washington, General Obligation Bonds, Whidbey General Hospital, Series 2013, 5.500%, 12/01/33	12/22 at 100.00	Baa2	4,809,789
195,795	Total Washington			230,835,243

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	West Virginia – 0.3%
$ 6,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Series 2009A, 2.625%, 12/01/42 (Mandatory Put 6/01/22)	No Opt. Call	A-	$6,047,460
6,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Series 2009B, 2.625%, 12/01/42 (Mandatory Put 6/01/22)	No Opt. Call	A-	6,047,460
10,335	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory Put 9/01/20) (AMT)	No Opt. Call	A-	10,307,302
4,830	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Wheeling Power Company - Mitchell Project, Series 2013A, 3.000%, 6/01/37 (Mandatory Put 4/01/22) (AMT)	No Opt. Call	A-	4,910,758
1,045	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/25	9/24 at 100.00	Baa1	1,197,549
28,210	Total West Virginia			28,510,529
	Wisconsin – 1.5%
2,000	Ashwaubenon Community Development Authority, Wisconsin, Lease Revenue Bonds, Brown County Expo Center Project, Series 2019, 4.000%, 6/01/35	6/29 at 100.00	AA	2,319,940
25,400	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 6.500%, 12/01/37, 144A	12/27 at 100.00	N/R	25,021,540
600	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2020, 3.000%, 4/01/25, 144A	No Opt. Call	BB	580,728
5,500	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2016A-1, 2.625%, 11/01/25 (AMT)	No Opt. Call	A-	5,380,815
7,770	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2016A-2, 2.875%, 5/01/27 (AMT)	5/26 at 100.00	A-	7,659,511
4,420	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2018A, 4.000%, 6/15/28, 144A	6/26 at 100.00	BBB-	4,610,723
	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C:
4,170	4.050%, 11/01/30	5/26 at 100.00	BBB	3,847,409
8,980	4.300%, 11/01/30 (AMT)	5/26 at 100.00	BBB	8,468,050
	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A:
335	5.000%, 4/01/20	No Opt. Call	AA-	335,000
470	5.000%, 4/01/22	No Opt. Call	AA-	504,846
	Wisconsin Health & Educational Facs Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A:
810	5.000%, 12/01/26	11/24 at 100.00	AA-	934,716
3,950	5.000%, 12/01/27	11/24 at 100.00	AA-	4,547,556
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc, Series 2012A:
1,020	5.000%, 7/15/25 (Pre-refunded 7/15/21)	7/21 at 100.00	Aa3 (5)	1,071,316
14,400	5.000%, 7/15/27 – AGM Insured (Pre-refunded 7/15/21)	7/21 at 100.00	Aa3 (5)	15,124,464

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 2,060	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (5)	$2,075,182
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic Health System, Inc, Series 2017C, 5.000%, 2/15/47	2/27 at 100.00	A-	5,419,650
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A-	1,042,820
2,090	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc, Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A1	2,207,604
1,775	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc, Refunding 2012C, 5.000%, 8/15/24 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (5)	1,928,591
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Advocate Aurora Health Credit Group, Series 2018A, 4.000%, 8/15/36	8/28 at 100.00	AA	2,269,400
4,365	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ProHealth Care, Inc Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	4,848,249
1,950	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint Camillus Health System Inc, Series 2019A, 5.000%, 11/01/39	11/26 at 103.00	N/R	1,914,100
2,850	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint John's Communities Inc, Series 2018A, 5.000%, 9/15/40	9/23 at 100.00	BBB-	2,850,826
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc, Series 2015:
825	5.000%, 12/15/23	No Opt. Call	AA-	934,948
1,310	5.000%, 12/15/25	12/24 at 100.00	AA-	1,525,587
2,750	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2019A, 3.000%, 11/01/39	11/28 at 100.00	AA	2,883,182
	Wisconsin State, General Obligation Bonds, Refunding Series 2014-2:
85	5.000%, 5/01/24 (Pre-refunded 5/01/22)	5/22 at 100.00	N/R (5)	91,745
6,765	5.000%, 5/01/24	5/22 at 100.00	Aa1	7,311,409
3,145	Wisconsin State, General Obligation Bonds, Series 2012B, 3.000%, 5/01/26	5/21 at 100.00	Aa1	3,207,743
8,110	WPPI Energy, Wisconsin, Power Supply System Revenue Bonds, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	A1	8,977,770
125,905	Total Wisconsin			129,895,420
	Wyoming – 0.7%
10,720	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative, Dry Fork Station Facilities, Series 2019A, 3.625%, 7/15/39	5/29 at 100.00	A	10,807,368
5,500	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A, 5.000%, 9/01/30	9/23 at 100.00	BB+	5,883,515
28,265	Sweetwater County, Wyoming, Pollution Control Revenue Refunding Bonds, Idaho Power Company Project, Series 2006, 1.700%, 7/15/26	No Opt. Call	A1	28,106,716
5,405	Wyoming Community Development Authority, Housing Revenue Bonds, 2015 Series 6, 3.900%, 12/01/34	12/24 at 100.00	AA+	5,753,298
6,500	Wyoming Community Development Authority, Housing Revenue Bonds, 2019 Series 3, 2.650%, 12/01/39	12/28 at 100.00	AA+	6,476,535
56,390	Total Wyoming			57,027,432
$ 8,347,054	Total Municipal Bonds (cost $8,366,750,467)			8,544,835,096

Shares	Description (1)	Value
	COMMON STOCKS – 0.7%
	Electric Utilities – 0.7%
2,651,687	Energy Harbor Corp (10), (11)	$ 59,994,418
	Total Common Stocks (cost $55,047,160)	59,994,418
	Total Long-Term Investments (cost $8,421,797,627)	8,604,829,514

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.8%
	MUNICIPAL BONDS – 1.8%
	National – 0.6%
$ 10,993	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class C Series 2018, Variable Rate Demand Obligations, 5.510%, 11/30/21 (SIFMA reference rate + 0.800% spread), 144A (4), (12)	No Opt. Call	A+	$10,993,016
1,165	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class D Series 2018, Variable Rate Demand Obligations, 5.710%, 7/31/23 (SIFMA reference rate + 1.000% spread), 144A (4), (12)	No Opt. Call	A+	1,165,000
8,500	JPMorgan Chase Putters/Drivers Trust Various States, Variable Rate Demand Obligations, Series 5027, 4.960%, 6/01/21 (AMT) (Mandatory Put 5/04/20), 144A (12)	No Opt. Call	F1+	8,500,000
29,580	JPMorgan Chase Putters/Drivers Trust Various States, Variable Rate Demand Obligations, Series 5028, 4.960%, 6/01/21 (AMT) (Mandatory Put 5/04/20), 144A (12)	No Opt. Call	F1+	29,580,000
50,238	Total National			50,238,016
	Alabama – 0.3%
28,940	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Variable Rate Demand Obligations, Series 2008, 2.900%, 7/15/34 (Mandatory Put 12/12/23) (12)	No Opt. Call	A-1	29,871,868
	California – 0.4%
34,790	Los Angeles Community Redevelopment Agency, California, Multifamily Housing Revenue Bonds, Variable Rate Demand Obligations, Hollywood & Vine Apartments, Tender Option Bond Trust 2020-MIZ9013, 4.100%, 10/15/37 (AMT) (Mandatory Put 5/07/20), 144A (12)	2/21 at 100.00	VMIG1	34,790,000
	Florida – 0.4%
37,960	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations, Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (12)	6/20 at 104.00	N/R	34,376,196
	New Jersey – 0.1%
4,520	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Floater Series 2017-ZM0566, Variable Rate Demand Obligations, 4.710%, 7/01/25 (Mandatory Put 5/07/20), 144A (12)	No Opt. Call	A-1	4,520,000
$ 156,448	Total Short-Term Investments (cost $156,446,766)			153,796,080
	Total Investments (cost $8,578,244,393) – 101.5%			8,758,625,594
	Borrowings – (1.5)% (13)			(127,000,000)
	Other Assets Less Liabilities – (0.0)%			(1,428,358)
	Net Assets – 100%			$ 8,630,197,236

Nuveen Intermediate Duration Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(8)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(9)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(10)	Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23,Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/20, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.
(11)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(12)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(13)	Borrowings as a percentage of Total Investments is 1.4%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
LIBOR	London Inter-Bank Offered Rate
SIFMA	Securities Industry and Financial Market Association
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Limited Term Municipal Bond Fund
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.0%
	MUNICIPAL BONDS – 95.9%
	National – 0.2%
$ 8,975	Federal Home Loan Mortgage Corporation, Multifamily Variable Rate Certificates Relating to Municipal Securities Class A Series 2019M-057, 2.400%, 10/15/29	No Opt. Call	AA+	$9,800,879
2,840	Freddie Mac Multifamily ML Certificates, Series ML 05, Series 2019A, 3.400%, 1/25/36	No Opt. Call	AA+	3,313,844
11,815	Total National			13,114,723
	Alabama – 1.7%
9,790	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A, 4.000%, 12/01/48 (Mandatory Put 12/01/23)	9/23 at 100.31	A	10,076,945
3,920	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 5 Series 2020A-1, 4.000%, 10/01/49 (Mandatory Put 10/01/26)	7/26 at 100.65	A	4,113,805
32,945	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 4.000%, 7/01/46 (Mandatory Put 6/01/21)	3/21 at 100.59	Aa2	33,317,608
30,075	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%, 8/01/47 (Mandatory Put 7/01/22)	4/22 at 100.52	Aa2	30,700,259
10,835	Lower Alabama Gas District, Alabama, Goldman Sachs Gas Project 2 Revenue Bonds, Series 2020A, 4.000%, 12/01/50 (Mandatory Put 12/01/25)	9/25 at 100.58	A	11,281,077
11,330	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)	3/24 at 100.29	A	11,731,422
98,895	Total Alabama			101,221,116
	Alaska – 0.9%
1,290	Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2016A-II, 1.900%, 12/01/24	No Opt. Call	AA+	1,305,467
7,810	Alaska Housing Finance Corporation, Mortgage Revenue Bonds, General Series 2018A-II, 3.450%, 12/01/33	6/27 at 100.00	AA+	8,435,659
4,575	Alaska Industrial Development and Export Authority, Loan Anticipation Revenue Notes, YKHC Project, Series 2017, 3.500%, 12/01/20	5/20 at 100.00	N/R	4,580,764
	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015:
1,655	5.000%, 1/01/24 (AMT)	No Opt. Call	Baa2	1,790,230
3,565	5.000%, 1/01/26 (AMT)	7/25 at 100.00	Baa2	3,931,304
	Alaska Industrial Development and Export Authority, Revenue Bonds, Greater Fairbanks Community Hospital Foundation Project, Refunding Series 2019:
5,145	5.000%, 4/01/27	No Opt. Call	A+	6,252,924
5,355	5.000%, 4/01/28	No Opt. Call	A+	6,627,616
5,575	5.000%, 4/01/29	No Opt. Call	A+	7,012,681
745	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	4/20 at 100.00	A2	745,156

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Alaska (continued)
$ 10,215	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc Project, Refunding Series 2003B, 5.000%, 1/01/21	No Opt. Call	A1	$10,325,016
3,645	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc Project, Refunding Series 2003C, 5.000%, 1/01/21	No Opt. Call	A1	3,684,257
49,575	Total Alaska			54,691,074
	Arizona – 2.5%
	Arizona Board of Regents, University of Arizona, SPEED Revenue Bonds, Stimulus Plan for Economic and Educational Development, Series 2020C Forward Delivery:
1,000	5.000%, 8/01/22 (WI/DD, Settling 5/12/21)	No Opt. Call	Aa3	1,040,580
1,000	5.000%, 8/01/24 (WI/DD, Settling 5/12/21)	No Opt. Call	Aa3	1,101,490
	Arizona State, Certificates of Participation, Refunding Series 2019A:
5,430	5.000%, 10/01/26	No Opt. Call	Aa2	6,582,843
5,000	5.000%, 10/01/27	No Opt. Call	Aa2	6,221,200
120	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA+	121,168
16,775	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2005, 2.400%, 12/01/35 (Mandatory Put 8/14/23)	No Opt. Call	A+	17,104,293
1,625	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	1,660,977
19,285	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (Mandatory Put 6/03/24) (AMT)	No Opt. Call	A+	21,383,979
2,220	Coconino County, Arizona, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding AMT Series 2017A, 1.800%, 9/01/32 (Mandatory Put 5/21/20) (AMT)	No Opt. Call	A+	2,220,844
1,200	Coconino County, Arizona, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding Series 2017B, 1.600%, 3/01/39 (Mandatory Put 5/21/20)	No Opt. Call	A+	1,200,456
	Dysart Unified School District Number 89, Maricopa County, Arizona, General Obligation Bonds, Refunding Series 2014:
575	5.000%, 7/01/20	No Opt. Call	AAA	580,451
765	5.000%, 7/01/21	No Opt. Call	AAA	801,452
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2020:
750	5.000%, 5/15/21	No Opt. Call	AA-	782,273
750	5.000%, 5/15/22	No Opt. Call	AA-	808,215
550	5.000%, 5/15/23	No Opt. Call	AA-	611,782
425	4.000%, 5/15/24	No Opt. Call	AA-	470,360
14,500	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019B, 5.000%, 9/01/45 (Mandatory Put 9/01/24)	No Opt. Call	A2	16,687,325
6,665	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Series 2017C, 5.000%, 1/01/48 (Mandatory Put 10/18/24)	No Opt. Call	AA-	7,620,028

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 3,890	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Variable Rate Series 2019B, 0.600%, 1/01/35 (Mandatory Put 5/07/20) (SIFMA reference rate + 0.380% spread) (4)	4/22 at 100.00	AA-	$3,885,877
3,350	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Variable Rate Series 2019C, 0.790%, 1/01/35 (Mandatory Put 5/07/20) (SIFMA reference rate + 0.570% spread) (4)	10/23 at 100.00	AA-	3,368,659
11,000	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Bonds, Public Service Company of New Mexico Palo Verde Project, Refunding Series 2010A, 2.400%, 6/01/43 (Mandatory Put 6/01/20)	No Opt. Call	BBB	11,000,880
	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, Refunding School Improvement Series 2015:
575	4.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	579,111
1,565	4.000%, 7/01/21 – AGM Insured	No Opt. Call	AA	1,621,246
750	4.000%, 7/01/22 – AGM Insured	No Opt. Call	AA	795,885
1,270	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, School Improvement Project of 2013, Series 2014A, 4.000%, 7/01/24	No Opt. Call	Aa3	1,407,795
	Mesa, Arizona, General Obligation Bonds, Refunding Series 2012:
1,425	4.000%, 7/01/20	No Opt. Call	AA	1,435,360
2,225	4.000%, 7/01/21	No Opt. Call	AA	2,306,368
2,055	4.000%, 7/01/22	No Opt. Call	AA	2,186,397
	Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding Series 2012:
2,435	5.000%, 7/01/21	No Opt. Call	AA	2,550,395
4,030	5.000%, 7/01/22	No Opt. Call	AA	4,356,228
3,615	Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/26	7/25 at 100.00	AA	4,287,535
	Mesa, Arizona, Utility System Revenue Bonds, Refunding Series 2012:
5,370	5.000%, 7/01/20	No Opt. Call	Aa2	5,422,250
6,115	5.000%, 7/01/21	No Opt. Call	Aa2	6,414,207
295	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A-	297,428
	Pinal County, Arizona, Pledged Revenue Obligations, Refunding Series 2014:
1,305	5.000%, 8/01/22	No Opt. Call	AA	1,419,749
2,000	5.000%, 8/01/23	No Opt. Call	AA	2,246,280
2,000	5.000%, 8/01/24	No Opt. Call	AA	2,314,840
1,000	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/24	No Opt. Call	AA	1,157,420
134,905	Total Arizona			146,053,626
	Arkansas – 0.7%
8,605	Arkansas State, Federal Highway Grant Anticipation and Tax Revenue Bonds, Series 2013, 5.000%, 10/01/22	No Opt. Call	Aa1	9,427,036
1,400	Crittenden County, Arkansas, Sales and Use Tax Revenue Bonds, Series 2017, 5.000%, 3/01/21	No Opt. Call	A	1,448,580
5,250	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Refunding & Capital Improvement Series 2019A, 2.000%, 11/01/29	11/26 at 100.00	AA-	5,375,632

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arkansas (continued)
$ 670	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014, 5.000%, 7/01/21	No Opt. Call	A+	$701,926
	Pulaksi County Public Facilities Board, Arkansas, Health Facilities Revenue Bonds, CARTI Project, Series 2013:
995	4.000%, 7/01/20	No Opt. Call	BB+	997,537
1,020	4.000%, 7/01/21	No Opt. Call	BB+	1,032,760
1,075	4.000%, 7/01/22	No Opt. Call	BB+	1,094,382
1,180	5.250%, 7/01/27	7/23 at 100.00	BB+	1,217,548
470	5.250%, 7/01/28	7/23 at 100.00	BB+	485,125
	Pulaski County Public Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 2014:
500	5.000%, 12/01/22	No Opt. Call	A	545,560
1,740	5.000%, 12/01/23	No Opt. Call	A	1,954,925
2,110	5.000%, 12/01/24	No Opt. Call	A	2,437,113
2,000	Rogers School District 30, Benton County, Arkansas, General Obligation Bonds, Construction Series 2019, 2.125%, 2/01/31	2/25 at 100.00	Aa2	2,017,740
	Rogers School District 30, Benton County, Arkansas, General Obligation Bonds, Refunding Series 2019:
2,560	3.000%, 2/01/27	8/24 at 100.00	Aa2	2,702,259
3,790	3.000%, 2/01/28	8/24 at 100.00	Aa2	4,011,033
3,915	3.000%, 2/01/29	8/24 at 100.00	Aa2	4,124,100
37,280	Total Arkansas			39,573,256
	California – 3.3%
17,400	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Term Rate Series 2018A, 2.625%, 4/01/45 (Mandatory Put 4/01/26)	10/25 at 100.00	AA	18,574,674
8,050	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2011A, 3.000%, 3/01/41 (Mandatory Put 3/01/24)	9/23 at 100.00	A+	8,245,937
18,235	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006C, 5.000%, 6/01/41 (Mandatory Put 11/01/29)	No Opt. Call	AA-	23,642,407
7,965	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2016B-3, 2.000%, 10/01/36 (Mandatory Put 10/01/25)	10/25 at 100.00	AA-	7,858,030
5,380	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Term Rate Series 2019C, 5.000%, 10/01/39 (Mandatory Put 10/01/25)	No Opt. Call	AA-	6,140,517
4,000	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2019-2, 4.000%, 3/20/33	No Opt. Call	BBB+	4,250,517
	California Infrastructure and Economic Development Bank, Revenue Bonds, J Paul Getty Trust, Refunding Series 2020A-1:
1,000	4.000%, 4/01/25	No Opt. Call	AAA	1,138,030
1,000	4.000%, 4/01/26	No Opt. Call	AAA	1,162,560

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2017A:
$ 1,565	5.000%, 2/01/22	No Opt. Call	A-	$1,658,368
2,600	5.000%, 2/01/23	No Opt. Call	A-	2,836,522
1,920	5.000%, 2/01/24	No Opt. Call	A-	2,152,205
1,700	5.000%, 2/01/25	No Opt. Call	A-	1,955,170
2,000	5.000%, 2/01/26	No Opt. Call	A-	2,355,320
1,500	5.000%, 2/01/27	No Opt. Call	A-	1,805,655
19,790	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, 3.000%, 12/31/30 – AGM Insured (AMT)	6/28 at 100.00	AA	19,578,445
5,000	California Municipal Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2004, 2.000%, 12/01/44 (Mandatory Put 12/01/20) (AMT)	No Opt. Call	N/R	4,998,650
3,365	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory Put 11/03/25) (AMT)	No Opt. Call	N/R	3,465,109
5,875	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2015A-1, 3.375%, 7/01/25 (AMT)	No Opt. Call	A-	6,111,469
6,440	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (AMT)	No Opt. Call	A-	6,589,794
13,270	California Statewide Communities Development Authority, Health Facility Revenue Bonds, Community Hospital of the Monterey Peninsula, Series 2012A, 1.870%, 6/01/23	5/20 at 100.00	N/R	13,278,493
765	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/24	No Opt. Call	A-	882,206
2,590	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012, 5.000%, 1/01/21 (ETM)	No Opt. Call	BBB (5)	2,666,094
6,075	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 3.500%, 6/01/36	6/22 at 100.00	BB-	5,963,524
500	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/21	No Opt. Call	N/R	519,425
5,010	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2018B, 5.000%, 1/01/22	12/21 at 100.00	Aa2	5,330,339
2,780	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2013B, 5.000%, 7/01/22	No Opt. Call	AA+	3,021,221
2,715	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2014A, 5.000%, 8/01/25 – BAM Insured	8/24 at 100.00	AA	3,122,576
	Newport-Mesa Unified School District, Orange County, California, General Obligation Bonds, Election 2000 Refunding Series 2020:
1,900	5.000%, 8/01/22 (WI/DD, Settling 5/05/20)	No Opt. Call	Aaa	2,062,792
2,500	5.000%, 8/01/23 (WI/DD, Settling 5/05/20)	No Opt. Call	Aaa	2,805,475
2,020	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21 (Pre-refunded 11/01/20)	11/20 at 100.00	Ba1 (5)	2,068,238
60	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa	65,603
13,900	San Diego Association of Governments, California, Capital Grants Receipts Revenue Bonds, Mid-Coast Corridor Transit Project, Green Series 2019B, 1.800%, 11/15/27	11/26 at 100.00	A-	13,977,562

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 6,340	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2017D, 5.000%, 5/01/25 (AMT)	No Opt. Call	A+	$7,233,813
1,530	Vallecito Union School District, Calaveras County, California, General Obligation Bonds,2018 Election, Anticipation Note Series 2019, 0.000%, 8/01/22	No Opt. Call	AA	1,489,516
	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A:
1,225	4.000%, 7/01/20	No Opt. Call	Baa1	1,233,330
1,130	5.000%, 7/01/22	No Opt. Call	Baa1	1,218,072
980	5.000%, 7/01/23	No Opt. Call	Baa1	1,087,486
180,075	Total California			192,545,144
	Colorado – 2.0%
2,750	Broomfield, Colorado, Sewer Activity Enterprise, Sewer and Wastewater Reclamation Revenue Bonds, Refunding Series 2012, 4.000%, 12/01/20	No Opt. Call	Aa3	2,802,772
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017:
765	5.000%, 12/01/20, 144A	No Opt. Call	N/R	769,873
1,000	5.000%, 12/01/21, 144A	No Opt. Call	N/R	1,013,310
1,425	5.000%, 12/01/22, 144A	No Opt. Call	N/R	1,449,410
1,000	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, 5.000%, 6/01/20 (ETM)	No Opt. Call	N/R (5)	1,006,330
7,245	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2014E, 5.000%, 11/15/24	5/24 at 100.00	AA	8,195,037
16,975	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D-3, 5.000%, 10/01/38 (Mandatory Put 11/12/21)	No Opt. Call	BBB+	17,847,345
5,230	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/21 (ETM)	No Opt. Call	BBB+ (5)	5,369,432
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-1:
2,545	5.000%, 8/01/25	No Opt. Call	BBB+	2,899,977
2,500	5.000%, 8/01/26	No Opt. Call	BBB+	2,904,100
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2:
3,000	5.000%, 8/01/25	No Opt. Call	BBB+	3,418,440
2,500	5.000%, 8/01/26	No Opt. Call	BBB+	2,904,100
3,100	5.000%, 8/01/29	No Opt. Call	BBB+	3,736,926
7,305	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	2/25 at 100.00	BBB+	8,407,544
7,205	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/26)	2/26 at 100.00	BBB+	8,454,131

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
$ 1,005	4.000%, 6/01/20 (ETM)	No Opt. Call	N/R (5)	$1,009,744
2,000	5.000%, 6/01/21 (ETM)	No Opt. Call	N/R (5)	2,089,920
2,300	5.000%, 6/01/22 (ETM)	No Opt. Call	N/R (5)	2,489,704
500	5.000%, 6/01/23 (ETM)	No Opt. Call	N/R (5)	558,970
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System, Refunding Series 2019A:
3,000	5.000%, 1/01/26	No Opt. Call	AA-	3,555,090
4,000	5.000%, 1/01/27	No Opt. Call	AA-	4,843,320
5,000	5.000%, 1/01/28	No Opt. Call	AA-	6,173,450
530	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A, 4.500%, 12/01/27	12/22 at 103.00	N/R	521,541
13,090	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A, 5.000%, 12/01/24 (AMT)	No Opt. Call	A+	14,904,143
1,175	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Refunding Series 2015A, 5.000%, 9/01/20	No Opt. Call	A	1,193,212
	Gardens on Havana Metropolitan District 3, Arapahoe County, Colorado, Special Revenue Bonds, Refunding Series 2017A:
1,110	3.625%, 12/01/21	No Opt. Call	N/R	1,111,676
3,705	4.625%, 12/01/27	12/22 at 103.00	N/R	3,691,773
5,715	Moffat County, Colorado, Pollution Control Revenue Bonds, Tri-State Generation and Transmission Association, Inc Project, Refunding Series 2009, 2.000%, 3/01/36 (Mandatory Put 10/03/22)	No Opt. Call	A-	5,728,773
555	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & improvement Series 2019A, 3.000%, 12/01/25	12/24 at 103.00	N/R	507,498
108,230	Total Colorado			119,557,541
	Connecticut – 3.7%
7,080	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2020B-1, 5.000%, 7/01/53 (Mandatory Put 1/01/25)	10/24 at 100.93	A+	8,101,148
1,430	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2020B-2, 5.000%, 7/01/53 (Mandatory Put 1/01/27)	10/26 at 100.87	A+	1,702,000
42,630	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2010A-4, 2.000%, 7/01/49 (Mandatory Put 2/08/22)	No Opt. Call	AAA	42,993,634
6,925	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2015A, 2.050%, 7/01/35 (Mandatory Put 7/12/21)	No Opt. Call	AAA	6,948,406
35,715	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2016A-1, 1.450%, 7/01/42 (Mandatory Put 7/01/22)	No Opt. Call	AAA	35,872,146
5,480	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2017A-2, 5.000%, 7/01/42 (Mandatory Put 7/01/22)	No Opt. Call	AAA	5,933,799
44,435	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U2, 2.000%, 7/01/33 (Mandatory Put 2/08/22)	No Opt. Call	AAA	44,814,031

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
$ 25,880	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Health Issue, Series 2014D, 1.800%, 7/01/49 (Mandatory Put 7/01/24)	1/24 at 100.00	AA-	$25,928,654
1,955	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2018D-1, 3.750%, 11/15/33	11/27 at 100.00	AAA	2,127,568
5,000	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2019F-1, 2.600%, 11/15/34	11/28 at 100.00	AAA	5,047,150
3,500	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2020A-1, 2.300%, 11/15/35	5/29 at 100.00	AAA	3,398,570
	Connecticut State, General Obligation Bonds, Refunding Series 2018B:
5,220	5.000%, 4/15/21	No Opt. Call	A1	5,408,755
7,115	5.000%, 4/15/22	No Opt. Call	A1	7,609,208
1,320	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/22	No Opt. Call	A1	1,418,842
	Connecticut State, General Obligation Bonds, Refunding Series 2018F:
1,025	5.000%, 9/15/20	No Opt. Call	A1	1,041,256
720	5.000%, 9/15/21	No Opt. Call	A1	756,396
490	Connecticut State, General Obligation Bonds, Series 2013C, 5.000%, 7/15/22	No Opt. Call	A1	528,019
1,685	Connecticut State, General Obligation Bonds, Series 2019A, 5.000%, 4/15/23	No Opt. Call	A1	1,855,101
5,000	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2013A, 5.000%, 10/01/20	No Opt. Call	A+	5,087,100
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Refunding Series 20168C:
580	5.000%, 10/01/20	No Opt. Call	A+	589,321
1,530	5.000%, 10/01/23	No Opt. Call	A+	1,708,000
2,000	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2014B, 5.000%, 8/01/20 – AGM Insured	No Opt. Call	AA	2,023,540
945	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Ninth Series 2014, 5.000%, 8/01/22	No Opt. Call	AA-	1,029,464
525	Stratford, Connecticut, General Obligation Bonds, Series 2014, 5.000%, 12/15/21	No Opt. Call	AA-	559,251
	West Haven, Connecticut, General Obligation Bonds, Series 2012:
2,095	5.000%, 8/01/22 – AGM Insured	No Opt. Call	AA	2,248,082
2,000	5.000%, 8/01/23 – AGM Insured	8/22 at 100.00	AA	2,150,900
1,000	5.000%, 8/01/25 – AGM Insured	8/22 at 100.00	AA	1,073,310
213,280	Total Connecticut			217,953,651
	Delaware – 0.0%
	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
2,000	5.000%, 7/01/20	No Opt. Call	BBB+	2,014,540
275	5.000%, 7/01/21	No Opt. Call	BBB+	284,939
2,275	Total Delaware			2,299,479
	District of Columbia – 0.9%
10,000	District of Columbia, Income Tax Secured Revenue Bonds, Series 2011G, 5.000%, 12/01/30	12/21 at 100.00	AAA	10,596,600

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	District of Columbia (continued)
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A:
$ 8,175	5.000%, 10/01/22 (AMT)	No Opt. Call	AA-	$8,833,823
10,830	5.000%, 10/01/23 (AMT)	No Opt. Call	AA-	12,015,777
8,875	5.000%, 10/01/24 (AMT)	No Opt. Call	AA-	10,089,366
7,240	5.000%, 10/01/25 (AMT)	No Opt. Call	AA-	8,407,595
1,200	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2018, 5.000%, 7/01/24	No Opt. Call	AA-	1,383,852
46,320	Total District of Columbia			51,327,013
	Florida – 4.7%
4,250	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Shands Teaching Hospital & Clinics, Inc at the University of Florida Project, Refunding Series 2019B-2, 5.000%, 12/01/37 (Mandatory Put 12/01/26)	6/26 at 100.00	A	5,087,888
	Broward County, Florida, Airport System Revenue Bonds, Series 2015A:
5,000	5.000%, 10/01/24 (AMT)	No Opt. Call	A+	5,603,700
5,725	5.000%, 10/01/25 (AMT)	No Opt. Call	A+	6,535,832
2,295	5.000%, 10/01/26 (AMT)	10/25 at 100.00	A+	2,589,632
4,110	5.000%, 10/01/27 (AMT)	10/25 at 100.00	A+	4,635,381
	Broward County, Florida, Airport System Revenue Bonds, Series 2017:
1,585	5.000%, 10/01/21 (AMT)	No Opt. Call	A+	1,673,617
1,000	5.000%, 10/01/23 (AMT)	No Opt. Call	A+	1,097,360
	Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas Series 2017:
900	1.900%, 9/01/20 – AGM Insured	No Opt. Call	AA	901,359
920	2.000%, 9/01/21 – AGM Insured	No Opt. Call	AA	925,115
1,185	2.125%, 9/01/22 – AGM Insured	No Opt. Call	AA	1,201,720
	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
18,135	5.000%, 6/01/22	12/21 at 100.00	AA	19,124,446
10,480	5.000%, 6/01/25	12/24 at 100.00	AA	11,987,862
	Clay County, Florida, Sales Surtax Revenue Bonds, Series 2020:
1,770	5.000%, 10/01/27	No Opt. Call	AA	2,210,819
1,885	5.000%, 10/01/28	No Opt. Call	AA	2,397,569
1,740	5.000%, 10/01/29	No Opt. Call	AA	2,251,891
5,000	Florida Department of Transportation, Full Faith and Credit Right-of-Way Acquisition and Bridge Construction Bonds, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	AAA	5,634,900
	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
26,750	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	6/20 at 105.00	N/R	23,713,073
26,755	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	6/20 at 105.00	N/R	23,660,249
4,955	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2018-2, 3.750%, 7/01/33	1/28 at 100.00	Aaa	5,511,744

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 12,810	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2019-1, 2.800%, 7/01/34	7/28 at 100.00	Aaa	$13,476,376
5,880	Florida Municipal Power Agency, Power Supply Revenue Bonds, All Requirements Project, Refunding Series 2016A, 5.000%, 10/01/20	No Opt. Call	AA-	5,993,425
2,715	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Refunding Series 2011A, 5.000%, 10/01/20	No Opt. Call	A2	2,767,372
4,045	Florida State Board of Education, Public Education Capital Outlay Bonds, Refunding Series 2017C, 5.000%, 6/01/28	6/27 at 100.00	AAA	5,014,303
36,286	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Refunding Series 2012, 2.025%, 11/15/26 (Mandatory Put 11/15/22)	8/22 at 101.00	N/R	36,339,731
2,215	Hillsborough County School District, Florida, Sales Tax Revenue Refunding Bonds, Series 2015B, 5.000%, 10/01/20 – AGM Insured	No Opt. Call	AA	2,257,262
	Manatee County School District, Florida, Sales Tax Revenue Bonds, Series 2017:
3,135	5.000%, 10/01/23 – AGM Insured	No Opt. Call	AA	3,557,034
2,750	5.000%, 10/01/25 – AGM Insured	No Opt. Call	AA	3,309,708
2,295	5.000%, 10/01/26 – AGM Insured	No Opt. Call	AA	2,830,125
2,010	5.000%, 10/01/27 – AGM Insured	4/27 at 100.00	AA	2,500,058
2,850	5.000%, 10/01/28 – AGM Insured	4/27 at 100.00	AA	3,525,336
2,310	5.000%, 10/01/29 – AGM Insured	4/27 at 100.00	AA	2,844,834
2,555	Manatee County, Florida, Revenue Bonds, Refunding & Improvement Series 2013, 5.000%, 10/01/20	No Opt. Call	Aa1	2,605,053
355	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21, 144A (AMT)	6/20 at 100.00	A-	356,562
	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
3,040	5.000%, 7/01/20	No Opt. Call	A	3,066,843
2,315	5.000%, 7/01/21	No Opt. Call	A	2,417,624
1,805	5.000%, 7/01/22	No Opt. Call	A	1,946,530
4,000	5.000%, 7/01/23	No Opt. Call	A	4,442,760
1,880	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E, 5.000%, 4/01/20	No Opt. Call	AA	1,880,000
2,700	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.000%, 10/01/20	No Opt. Call	AA-	2,749,491
	Orlando, Florida, Tourist Development Tax Revenue Bonds, 6th Cent Contract Payments, Refunding Senior Series 2017A:
2,000	5.000%, 11/01/29 – AGM Insured	11/27 at 100.00	AA	2,455,540
9,215	5.000%, 11/01/30 – AGM Insured	11/27 at 100.00	AA	11,281,372
	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011:
85	5.000%, 10/01/25 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R (5)	89,910
4,915	5.000%, 10/01/25	10/21 at 100.00	AA+	5,191,665

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Port Saint Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2014:
$ 550	5.000%, 9/01/20	No Opt. Call	AA-	$558,734
500	5.000%, 9/01/22	No Opt. Call	AA-	543,725
510	5.000%, 9/01/23	No Opt. Call	AA-	571,955
	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017:
1,280	5.000%, 8/15/21	No Opt. Call	AA-	1,346,214
440	5.000%, 8/15/22	No Opt. Call	AA-	478,553
1,760	5.000%, 8/15/23	No Opt. Call	AA-	1,976,075
2,000	5.000%, 8/15/24	No Opt. Call	AA-	2,314,720
5,500	5.000%, 8/15/25	No Opt. Call	AA-	6,541,810
5,780	Tampa Bay, Florida, Regional Water Supply Authority, Utility System Revenue Bonds, Series 2015A, 5.000%, 10/01/26	10/25 at 100.00	AA+	6,929,122
	Tampa, Florida, Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
865	5.000%, 9/01/20	No Opt. Call	A+	878,485
785	5.000%, 9/01/21	No Opt. Call	A+	826,919
545	Tampa, Florida, Revenue Bonds, University of Tampa, Refunding Series 2015, 5.000%, 4/01/21	No Opt. Call	A-	565,525
115	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (6)	5/22 at 100.00	N/R	90,505
165	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.375%, 5/01/20 (7)	No Opt. Call	N/R	2
460	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (6)	5/20 at 100.00	N/R	398,438
280	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (6)	5/20 at 100.00	N/R	189,980
305	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (7)	5/20 at 100.00	N/R	3
260,446	Total Florida			273,853,836
	Georgia – 1.9%
15,250	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Vogtle Plant, First Series 2008, 1.650%, 11/01/48 (Mandatory Put 6/18/21)	No Opt. Call	A-	15,149,350
14,755	Columbus Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Piedmont Health, Series 2019A, 5.000%, 7/01/54 (Mandatory Put 7/01/26)	1/26 at 100.00	AA-	17,133,801
8,335	Columbus Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Piedmont Health, Series 2019B, 5.000%, 7/01/54 (Mandatory Put 7/01/29)	1/29 at 100.00	AA-	10,142,111
1,590	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Second Resolution Series 2013, 5.000%, 10/01/22	No Opt. Call	Aa3	1,736,535
4,000	Fayette County Hospital Authority, Georgia, Revenue Anticipation Certificates, Piedmont Healthcare, Inc Project, Series 2019A, 5.000%, 7/01/54 (Mandatory Put 7/01/24)	1/24 at 100.00	AA-	4,465,600

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$ 8,000	Floyd County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Plant Hammond Project, First Series 2010, 2.350%, 7/01/22 (Mandatory Put 12/11/20)	No Opt. Call	Baa1	$8,052,080
10,590	Georgia State, General Obligation Bonds, Series 2015A, 5.000%, 2/01/24	No Opt. Call	AAA	12,129,257
5,000	Georgia State, General Obligation Bonds, Series 2017A, 5.000%, 2/01/32	2/27 at 100.00	AAA	6,165,500
4,355	Georgia State, General Obligation Bonds, Tranche 1 Series 2016A, 5.000%, 2/01/25	No Opt. Call	AAA	5,143,778
6,015	Georgia State, General Obligation Bonds, Tranche 2 Series 2016A, 5.000%, 2/01/28	2/26 at 100.00	AAA	7,283,082
11,700	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019B, 4.000%, 8/01/49 (Mandatory Put 12/02/24)	9/24 at 100.43	Aa1	12,494,781
9,805	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019C, 4.000%, 3/01/50 (Mandatory Put 9/01/26)	6/26 at 100.50	A3	10,221,320
2,005	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company - Scherer Plant, Series 2009-2, 2.350%, 10/01/48 (Mandatory Put 12/11/20)	No Opt. Call	A3	2,019,977
580	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Refunding Series 2012C, 5.000%, 10/01/20	No Opt. Call	Baa1	590,162
101,980	Total Georgia			112,727,334
	Hawaii – 0.6%
17,130	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc and Subsidiary Projects, Series 2017A, 3.100%, 5/01/26 (AMT)	No Opt. Call	A-	17,427,719
	Hawaii State, General Obligation Bonds, Series 2013EH:
6,880	5.000%, 8/01/21 (ETM)	No Opt. Call	N/R (5)	7,237,072
65	5.000%, 8/01/21 (ETM)	No Opt. Call	N/R (5)	68,374
1,490	Hawaiian Electric Company Inc and Its Subsidiaries, Special Purpose Revenue Bonds, Deparment of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (AMT)	No Opt. Call	A-	1,530,021
5,740	Honolulu City and County, Hawaii, General Obligation Bonds, Refunding Series 2017D, 5.000%, 9/01/30	9/27 at 100.00	Aa1	7,162,085
2,150	Honolulu City and County, Hawaii, Wastewater System Revenue Bonds, First Bond Resolution, Refunding Senior Series 2015B, 5.000%, 7/01/26	7/25 at 100.00	Aa2	2,553,598
33,455	Total Hawaii			35,978,869
	Idaho – 0.7%
	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke's Health System Project, Series 2018A:
4,500	5.000%, 3/01/25	No Opt. Call	A-	5,220,720
6,020	5.000%, 3/01/26	No Opt. Call	A-	7,147,667
4,320	5.000%, 3/01/27	No Opt. Call	A-	5,237,611
4,815	5.000%, 3/01/29	9/28 at 100.00	A-	5,941,710
4,880	5.000%, 3/01/31	9/28 at 100.00	A-	5,976,487
12,935	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project, Refunding Series 2016, 2.750%, 10/01/24	No Opt. Call	BBB-	12,471,798
37,470	Total Idaho			41,995,993

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois – 9.9%
	Adams County School District 172, Quincy, Illinois, General Obligation Bonds, Series 2016:
$ 250	4.000%, 2/01/21 – AGM Insured	No Opt. Call	AA	$255,680
580	4.000%, 2/01/22 – AGM Insured	No Opt. Call	AA	608,553
1,290	5.000%, 2/01/25 – AGM Insured	No Opt. Call	AA	1,486,222
1,455	5.000%, 2/01/27 – AGM Insured	2/26 at 100.00	AA	1,713,495
	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010:
275	5.000%, 11/01/20 (ETM)	No Opt. Call	N/R (5)	281,171
2,645	5.125%, 11/01/25 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (5)	2,706,258
419	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016, 2.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	420,332
	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
480	1.900%, 3/01/21 – BAM Insured	No Opt. Call	AA	480,346
295	2.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	296,047
	Champaign County Community Unit School District 4, Illinois, General Obligation Bonds, School Building Series 2020A:
400	0.000%, 1/01/22	No Opt. Call	AA	391,908
400	0.000%, 1/01/23	No Opt. Call	AA	385,900
450	0.000%, 1/01/26	No Opt. Call	AA	407,925
765	0.000%, 1/01/27	No Opt. Call	AA	678,731
485	0.000%, 1/01/28	No Opt. Call	AA	420,927
19,250	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 6.750%, 12/01/30, 144A	12/27 at 100.00	BB-	21,229,477
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017C:
7,080	5.000%, 12/01/20	No Opt. Call	BB	7,135,720
8,340	5.000%, 12/01/21	No Opt. Call	BB	8,433,241
12,000	5.000%, 12/01/22	No Opt. Call	BB	12,197,160
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018A:
6,000	4.000%, 12/01/20	No Opt. Call	BB	6,008,340
3,205	4.000%, 12/01/22	No Opt. Call	BB	3,177,886
4,800	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2018C, 5.000%, 12/01/22	No Opt. Call	BB	4,878,864
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2019A:
1,065	0.000%, 12/01/25	No Opt. Call	BB	865,824
1,455	0.000%, 12/01/26	No Opt. Call	BB	1,135,802
5,000	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Refunding Series 2013A, 5.000%, 1/01/21 (AMT)	No Opt. Call	A	5,123,750
1,885	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Series 2015B, 5.000%, 1/01/21	No Opt. Call	A	1,937,365

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 5,000	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/30 – AGC Insured	4/20 at 100.00	AA	$5,017,650
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
1,910	5.000%, 1/01/23 (ETM)	No Opt. Call	N/R (5)	2,106,081
4,360	5.000%, 1/01/23	No Opt. Call	AA-	4,438,872
7,445	5.000%, 1/01/24	No Opt. Call	BBB+	7,617,650
4,205	5.000%, 1/01/25	No Opt. Call	BBB+	4,323,245
1,840	5.000%, 1/01/26	No Opt. Call	BBB+	1,899,874
2,025	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/20	No Opt. Call	A+	2,047,194
	Cook County High School District 212 Leyden, Illinois, General Obligation Bonds, Limited Tax Series 2016C:
1,000	5.000%, 12/01/23	No Opt. Call	AA	1,122,000
1,800	5.000%, 12/01/25	12/24 at 100.00	AA	2,087,856
2,830	Cook County Township High School District 225 Northfield, Illinois, General Obligation Bonds, Series 2016A, 5.000%, 12/01/22	No Opt. Call	AAA	3,106,576
4,750	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	A+	4,795,695
	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
3,445	5.000%, 11/15/27	11/22 at 100.00	A+	3,526,405
3,000	5.000%, 11/15/33	11/22 at 100.00	A+	3,055,170
	DuPage County School District 58 Downers Grove, Illinois, General Obligation Bonds, Limited Tax Capital Appreciation School Series 2018:
1,000	0.000%, 12/15/26	No Opt. Call	Aa1	879,800
1,050	0.000%, 12/15/27	No Opt. Call	Aa1	899,693
8,080	Grundy, Kendall, and Will Counties Community Consolidated School District 201, Minooka, Illinois, General Obligation Bonds, Refunding School Series 2019, 3.000%, 10/15/27	10/26 at 100.00	AA-	8,742,883
	Huntley, Illinois, Special Tax Bonds, Special Service Area 9, Refunding Series 2017:
795	2.000%, 3/01/21 – BAM Insured	No Opt. Call	AA	796,145
835	2.200%, 3/01/22 – BAM Insured	No Opt. Call	AA	840,152
20,800	Illinois Development Finance Authority, Revenue Bonds, St Vincent de Paul Center Project, Series 2000A, 2.450%, 11/15/39 (Mandatory Put 3/03/26)	No Opt. Call	AA+	20,990,944
19,475	Illinois Finance Authority, Gas Supply Refunding Revenue Bonds, The Peoples Gas Light and Coke Company Project, Series 2010B, 1.875%, 2/01/33 (Mandatory Put 8/01/20)	No Opt. Call	Aa3	19,497,396
11,300	Illinois Finance Authority, Midwestern Disaster Area Industrial Development Revenue Bonds, Cargill, Incorporated Project, Series 2012, 1.750%, 11/01/38 (Mandatory Put 11/01/21)	No Opt. Call	A	11,260,111
1,010	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2014, 5.000%, 8/01/20	No Opt. Call	AA	1,022,736
10,150	Illinois Finance Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2012E-1, 2.250%, 11/15/42 (Mandatory Put 4/29/22)	No Opt. Call	AA+	10,245,308

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C:
$ 5,605	5.000%, 2/15/21	No Opt. Call	AA+	$5,790,077
5,480	5.000%, 2/15/22	No Opt. Call	AA+	5,866,888
4,000	5.000%, 2/15/23	No Opt. Call	AA+	4,296,280
8,665	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	AA+	9,425,354
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
770	5.000%, 9/01/20	No Opt. Call	AA+	782,097
350	5.000%, 9/01/21	No Opt. Call	AA+	368,841
770	5.000%, 9/01/22	No Opt. Call	AA+	839,454
620	5.000%, 9/01/23	No Opt. Call	AA+	697,531
2,240	5.000%, 9/01/24	No Opt. Call	AA+	2,595,891
865	5.000%, 9/01/25	9/24 at 100.00	AA+	1,000,883
	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016:
2,535	5.000%, 12/01/21	No Opt. Call	A3	2,689,280
2,770	5.000%, 12/01/22	No Opt. Call	A3	3,017,084
	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Refunding Series 2016A:
865	5.000%, 7/01/21	No Opt. Call	A	903,787
1,000	5.000%, 7/01/23	No Opt. Call	A	1,114,060
920	5.000%, 7/01/24	No Opt. Call	A	1,054,789
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A:
1,715	5.000%, 11/15/20	No Opt. Call	A	1,744,549
1,100	5.000%, 11/15/21	No Opt. Call	A	1,163,360
1,190	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 5.000%, 11/15/20	No Opt. Call	AA-	1,210,504
880	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc, Refunding Series 2017C, 5.000%, 3/01/25	No Opt. Call	AA-	1,019,586
	Illinois Finance Authority, Revenue Bonds, Swedish Covenant Hospital, Series 2016A:
1,400	5.000%, 8/15/21	No Opt. Call	AA-	1,463,420
1,000	5.000%, 8/15/22	No Opt. Call	AA-	1,076,410
1,015	5.000%, 8/15/24	No Opt. Call	AA-	1,152,492
2,000	5.000%, 8/15/25	No Opt. Call	AA-	2,325,840
3,000	5.000%, 8/15/26	No Opt. Call	AA-	3,563,790
2,220	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2014A, 5.000%, 10/01/20	No Opt. Call	AA+	2,262,136
5,345	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/20	No Opt. Call	AA+	5,446,448
2,445	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Series 2018A, 3.500%, 8/01/31	8/27 at 100.00	AA	2,650,233

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Refunding Series 2015A:
$ 10,930	5.000%, 2/01/21	No Opt. Call	A1	$11,264,677
5,070	5.000%, 2/01/22	No Opt. Call	A1	5,406,242
2,600	5.000%, 2/01/25	No Opt. Call	A1	3,009,864
5,000	Illinois State, General Obligation Bonds, December Series 2017A, 5.000%, 12/01/24	No Opt. Call	BBB	5,255,800
4,250	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/22	No Opt. Call	BBB	4,352,765
3,320	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/21	No Opt. Call	BBB	3,354,030
	Illinois State, General Obligation Bonds, November Series 2017D:
4,890	5.000%, 11/01/21	No Opt. Call	BBB	4,994,890
20,485	5.000%, 11/01/22	No Opt. Call	BBB	21,086,235
27,925	5.000%, 11/01/23	No Opt. Call	BBB	29,017,705
11,390	5.000%, 11/01/24	No Opt. Call	BBB	11,939,909
6,960	3.250%, 11/01/26	No Opt. Call	BBB	6,581,098
1,000	5.000%, 11/01/26	No Opt. Call	BBB	1,051,110
15,200	5.000%, 11/01/27	No Opt. Call	BBB	15,840,224
5,900	5.000%, 11/01/28	11/27 at 100.00	BBB	6,132,401
	Illinois State, General Obligation Bonds, October Series 2016:
5,070	5.000%, 2/01/21	No Opt. Call	BBB	5,127,747
10,610	5.000%, 2/01/28	2/27 at 100.00	BBB	11,051,058
14,720	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/24	5/20 at 100.00	BBB	14,733,542
4,120	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/20	No Opt. Call	BBB	4,138,581
	Illinois State, General Obligation Bonds, Series 2013:
4,205	5.000%, 7/01/21	No Opt. Call	BBB	4,276,443
3,140	5.500%, 7/01/25	7/23 at 100.00	BBB	3,295,713
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
1,675	5.000%, 12/01/20	No Opt. Call	AA-	1,712,202
1,760	5.000%, 12/01/21	No Opt. Call	AA-	1,857,240
2,100	5.000%, 12/01/22	No Opt. Call	AA-	2,280,999
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2019C:
5,000	5.000%, 1/01/27	No Opt. Call	AA-	5,938,300
10,000	5.000%, 1/01/28	No Opt. Call	AA-	12,025,600
11,970	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014D, 5.000%, 1/01/24	No Opt. Call	AA-	13,396,944
	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Refunding Series 2016:
2,520	5.000%, 1/01/26	No Opt. Call	AA+	3,003,059
5,070	5.000%, 1/01/27	1/26 at 100.00	AA+	6,066,559
1,000	Kane County School District 131 Aurora East, Illinois, General Obligation Bonds, Refunding Series 2020B, 2.000%, 12/01/20	No Opt. Call	AA	1,005,800

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	LaSalle and Bureau Counties High School District 120 LaSalle-Peru, Illinois, General Obligation Bonds, School Building Series 2017:
$ 980	5.000%, 12/01/21 – BAM Insured	No Opt. Call	AA	$1,041,319
1,000	5.000%, 12/01/22 – BAM Insured	No Opt. Call	AA	1,093,040
1,085	5.000%, 12/01/23 – BAM Insured	No Opt. Call	AA	1,219,844
1,235	5.000%, 12/01/26 – BAM Insured	No Opt. Call	AA	1,498,672
	LaSalle County, Illinois, General Obligation Bonds, Self-Insurance Series 2019:
1,495	4.000%, 12/01/25	No Opt. Call	Aa2	1,680,529
1,770	4.000%, 12/01/26	No Opt. Call	Aa2	2,020,844
2,100	Madison County Community Unit School District 7 Edwardsville, Illinois, General Obligation Bonds, Series 2017A, 4.000%, 12/01/20	No Opt. Call	AA	2,137,884
	Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene Counties Community College District 536, Illinois, General Obligation Bonds, Lewis & Clark Community College, Refunding Series 2020:
100	4.000%, 5/01/20 – AGM Insured	No Opt. Call	AA	100,218
350	4.000%, 5/01/21 – AGM Insured	No Opt. Call	AA	360,028
250	4.000%, 5/01/22 – AGM Insured	No Opt. Call	AA	263,525
350	4.000%, 5/01/23 – AGM Insured	No Opt. Call	AA	375,893
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2017B:
725	5.000%, 12/15/25	No Opt. Call	BBB	743,256
1,925	5.000%, 12/15/26	No Opt. Call	BBB	1,977,995
360	5.000%, 12/15/27	No Opt. Call	BBB	370,339
1,945	5.000%, 12/15/28	12/27 at 100.00	BBB	1,994,850
650	5.000%, 12/15/30	12/27 at 100.00	BBB	662,487
	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2018:
275	2.300%, 3/01/21 – BAM Insured	No Opt. Call	AA	276,488
374	2.450%, 3/01/22 – BAM Insured	No Opt. Call	AA	378,338
365	2.850%, 3/01/24 – BAM Insured	No Opt. Call	AA	377,954
	North Barrington, Lake County, Illinois, Special Tax Bonds, Special Service Area 19, Refunding Series 2019:
1,000	4.000%, 2/01/33 – BAM Insured	2/28 at 100.00	AA	1,118,820
1,000	4.000%, 2/01/36 – BAM Insured	2/28 at 100.00	AA	1,108,640
1,895	4.000%, 2/01/40 – BAM Insured	2/28 at 100.00	AA	2,081,051
2,000	4.000%, 2/01/44 – BAM Insured	2/28 at 100.00	AA	2,175,960
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
6,025	5.250%, 6/01/20	No Opt. Call	A	6,041,569
280	5.250%, 6/01/21	No Opt. Call	A	291,847

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2017:
$ 4,250	5.000%, 6/01/22	No Opt. Call	A	$4,555,362
2,040	5.000%, 6/01/23	No Opt. Call	A	2,250,895
2,525	5.000%, 6/01/24	No Opt. Call	A	2,862,921
5,920	5.000%, 6/01/25	No Opt. Call	A	6,886,381
980	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	AA+	1,013,839
	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Areas 1, 3 & 4, Refunding Series 2017:
1,009	2.850%, 3/01/22 – BAM Insured	No Opt. Call	AA	1,024,064
1,133	3.200%, 3/01/24 – BAM Insured	No Opt. Call	AA	1,184,178
1,000	3.300%, 3/01/25 – BAM Insured	No Opt. Call	AA	1,059,690
1,258	3.450%, 3/01/26 – BAM Insured	No Opt. Call	AA	1,350,438
1,208	3.600%, 3/01/28 – BAM Insured	3/27 at 100.00	AA	1,313,205
	Sales Tax Securitization Corporation, Illinois, Sales Tax Securitzation Bonds, Second Lien Series 2020A:
4,500	5.000%, 1/01/25	No Opt. Call	AA-	4,960,395
8,000	5.000%, 1/01/26	No Opt. Call	AA-	8,966,800
	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Hospital Sisters Services, Inc Obligated Group, Series 2017A:
2,460	5.000%, 2/15/26	No Opt. Call	AA-	2,954,263
3,590	5.000%, 2/15/27	No Opt. Call	AA-	4,410,925
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
2,775	5.000%, 3/01/21	No Opt. Call	A	2,868,212
2,565	5.000%, 3/01/22	No Opt. Call	A	2,742,780
	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation Bonds, Series 2013:
1,450	0.000%, 2/01/21	No Opt. Call	A+	1,429,410
6,220	0.000%, 2/01/22	No Opt. Call	A+	6,018,659
6,820	0.000%, 2/01/23	No Opt. Call	A+	6,474,703
556,256	Total Illinois			583,412,671
	Indiana – 3.0%
840	Carmel Local Public Improvement Bond Bank, Indiana, Multipurpose Revenue Bonds, Series 2016, 5.000%, 7/15/20	No Opt. Call	AA	849,458
1,965	Center Grove Multi-Facility School Building Corporation, Johnson County, Indiana, Ad Valorem Property Tax First Mortgage Bonds, Series 2019, 2.500%, 12/15/20	6/20 at 100.00	N/R	1,967,771
1,000	Hamilton Southeastern Consolidated School Building Corporation, Hamilton County, Indiana, First Mortgage Bonds, Refunding Series 2015D, 5.000%, 7/15/20	No Opt. Call	AA+	1,011,120

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
	Hobart Building Corporation, Indiana, First Mortgage Revenue Bonds, Refunding Series 2016:
$ 1,540	4.000%, 7/15/20	No Opt. Call	AA+	$1,552,566
1,590	4.000%, 1/15/21	No Opt. Call	AA+	1,625,346
2,200	5.000%, 1/15/22	No Opt. Call	AA+	2,348,060
190	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc, Series 2009A, 6.000%, 10/01/21	5/20 at 100.00	B	190,097
12,500	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Long Term Rate Series 2019B, 2.250%, 12/01/58 (Mandatory Put 7/01/25)	1/25 at 100.00	AA	13,084,875
10,500	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding 2015B, 1.650%, 12/01/42 (Mandatory Put 7/01/22)	1/22 at 100.00	AA	10,479,735
	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
1,075	4.000%, 10/01/20	No Opt. Call	A	1,087,029
435	4.000%, 10/01/21	No Opt. Call	A	449,498
145	5.000%, 10/01/23	No Opt. Call	A	160,253
	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A:
30	5.000%, 5/01/20	No Opt. Call	N/R	30,092
735	5.000%, 5/01/20	No Opt. Call	AA-	737,256
65	5.000%, 5/01/21	No Opt. Call	N/R	67,679
1,935	5.000%, 5/01/21	No Opt. Call	AA-	2,014,548
1,110	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/20	No Opt. Call	AA	1,131,290
	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2015A:
680	5.000%, 10/01/20	No Opt. Call	AA	693,042
690	5.000%, 10/01/23	No Opt. Call	AA	777,561
1,000	5.000%, 10/01/24	No Opt. Call	AA	1,161,230
1,800	5.000%, 10/01/25	10/24 at 100.00	AA	2,097,144
1,240	5.000%, 10/01/26	10/24 at 100.00	AA	1,444,972
800	5.000%, 10/01/27	10/24 at 100.00	AA	932,008
2,725	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-10, 1.500%, 11/01/27 (Mandatory Put 5/01/20)	No Opt. Call	AA	2,724,428
2,700	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-4, 1.500%, 10/01/27 (Mandatory Put 5/01/20)	No Opt. Call	AA	2,699,433
10,000	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2011A-1, 2.000%, 11/15/36 (Mandatory Put 2/01/23)	No Opt. Call	AA+	10,083,700
2,500	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, Series 2020A, 2.550%, 7/01/35	7/29 at 100.00	Aaa	2,508,600
260	Indiana State University Board of Trustees, Indiana State University Housing and Dining System Revenue Bonds, Series 2014, 4.000%, 4/01/22	No Opt. Call	AA-	273,952
8,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/24 – NPFG Insured	No Opt. Call	AA	9,290,080

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 10,315	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2017A, 5.000%, 8/15/25	No Opt. Call	AA	$12,333,852
	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
350	5.000%, 10/01/20	No Opt. Call	A+	356,258
450	5.000%, 10/01/21	No Opt. Call	A+	475,713
460	5.000%, 10/01/22	No Opt. Call	A+	500,255
710	5.000%, 10/01/23	No Opt. Call	A+	794,923
420	5.000%, 10/01/24	No Opt. Call	A+	483,349
505	5.000%, 10/01/25	10/24 at 100.00	A+	582,613
760	5.000%, 10/01/26	10/24 at 100.00	A+	876,979
	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2016A:
2,030	5.000%, 10/01/21	No Opt. Call	A+	2,145,994
4,400	5.000%, 10/01/22	No Opt. Call	A+	4,785,044
10,000	5.000%, 10/01/23	No Opt. Call	A+	11,196,100
12,500	Mount Vernon, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company Project, Refunding Series 2015, 2.375%, 9/01/55 (Mandatory Put 9/01/20) (AMT)	No Opt. Call	A1	12,511,375
1,000	Richmond Hospital Authority, Indiana, Revenue Bonds, Reid Hospital Project, Refunding Series 2015A, 5.000%, 1/01/22	No Opt. Call	A	1,059,040
2,500	Rockport, Indiana, Pollution Control Revenue Bonds, AEP Generating Company Project, Refunding Series 1995A, 1.350%, 7/01/25 (Mandatory Put 9/01/22)	No Opt. Call	A-	2,497,125
2,750	Rockport, Indiana, Pollution Control Revenue Bonds, AEP Generating Company Project, Refunding Series 1995B, 1.350%, 7/01/25 (Mandatory Put 9/01/22)	No Opt. Call	A-	2,746,837
2,665	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company Project, Series 2008D, 2.050%, 4/01/25 (Mandatory Put 6/01/21)	No Opt. Call	A-	2,673,768
13,000	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company, Series 2002A, 2.750%, 6/01/25	No Opt. Call	A-	13,596,050
	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
640	5.000%, 2/01/21	No Opt. Call	A	659,757
1,595	4.000%, 2/01/24	No Opt. Call	A	1,740,193
7,500	Warrick County, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company, Series 2015, 2.375%, 9/01/55 (Mandatory Put 9/01/20) (AMT)	No Opt. Call	A1	7,506,825
10,000	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc Project, Series 2015, 5.000%, 11/01/45 (Mandatory Put 11/01/22) (AMT)	No Opt. Call	A1	10,464,900
10,320	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc Project, Series 2016A, 5.000%, 3/01/46 (Mandatory Put 3/01/23) (AMT)	No Opt. Call	A1	10,841,470
165,120	Total Indiana			174,301,243

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Iowa – 0.5%
$ 1,245	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011, 5.000%, 1/01/22 – AGM Insured (Pre-refunded 1/01/21)	1/21 at 100.00	AA (5)	$1,281,491
3,215	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22	12/20 at 103.00	BB-	3,018,178
4,900	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB-	5,015,885
9,730	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	BB-	9,924,892
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016:
2,000	5.875%, 12/01/26, 144A	5/20 at 104.00	BB-	2,021,760
4,775	5.875%, 12/01/27, 144A	4/20 at 104.00	BB-	4,826,952
2,220	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series 2019D, 2.450%, 7/01/34	1/29 at 100.00	AAA	2,217,514
2,310	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series 2020A, 2.500%, 1/01/35	7/29 at 100.00	AAA	2,300,413
30,395	Total Iowa			30,607,085
	Kansas – 0.1%
	Topeka Public Building Commission, Kansas, Revenue Bonds, Kansas Department of Administration - 10th and Jackson Projects, Series 2007A:
2,245	5.000%, 6/01/25 – NPFG Insured	5/20 at 101.00	A+	2,259,368
2,945	5.000%, 6/01/26 – NPFG Insured	5/20 at 101.00	A+	2,963,642
2,000	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A, 5.000%, 9/01/20	No Opt. Call	A	2,031,340
7,190	Total Kansas			7,254,350
	Kentucky – 2.7%
3,000	Carroll County, Kentucky, Environmental Facilities Revenue Bonds, Kentucky Utilities Company Project, Refunding Series 2006B, 1.200%, 10/01/34 (Mandatory Put 6/01/21) (AMT)	No Opt. Call	A1	2,985,180
6,000	Carroll County, Kentucky, Environmental Facilities Revenue Bonds, Kentucky Utilities Company Project, Series 2004A, 1.750%, 10/01/34 (Mandatory Put 9/01/26) (AMT)	No Opt. Call	A1	6,094,500
15,000	Carroll County, Kentucky, Pollution Control Revenue Bonds, Kentucky Utilities Company Project, Refunding Series 2016A, 1.550%, 9/01/42 (Mandatory Put 9/01/26)	No Opt. Call	A1	15,236,400
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A:
1,500	5.000%, 6/01/21	No Opt. Call	Baa3	1,553,325
1,375	5.000%, 6/01/22	No Opt. Call	Baa3	1,464,389
6,000	5.000%, 6/01/24	No Opt. Call	Baa3	6,720,780
4,200	5.000%, 6/01/25	No Opt. Call	Baa3	4,813,956
9,705	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009B, 2.700%, 5/01/39 (Mandatory Put 11/10/21)	No Opt. Call	BBB+	9,850,284

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A:
$ 2,100	3.500%, 12/01/20 (ETM)	No Opt. Call	BBB+ (5)	$2,130,408
3,025	5.000%, 12/01/23 (Pre-refunded 6/01/22)	6/22 at 100.00	BBB+ (5)	3,264,368
2,970	5.000%, 12/01/24 (Pre-refunded 6/01/22)	6/22 at 100.00	BBB+ (5)	3,205,016
6,130	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007A, 1.650%, 6/01/33 (Mandatory Put 6/01/21)	No Opt. Call	A1	6,132,758
7,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 2.550%, 11/01/27 (Mandatory Put 5/03/21) (AMT)	No Opt. Call	A1	7,572,300
18,000	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2005A, 1.750%, 2/01/35 (Mandatory Put 7/01/26)	No Opt. Call	A1	18,129,960
3,325	Oldham County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Refunding Second Series 2016, 4.000%, 9/01/27	No Opt. Call	A1	3,792,030
	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc Project, Improvement and Refunding Series 2011:
420	6.000%, 3/01/21 (ETM)	No Opt. Call	Baa2 (5)	438,459
800	6.000%, 3/01/21	No Opt. Call	Baa2	830,528
21,005	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 4/01/48 (Mandatory Put 4/01/24)	1/24 at 100.37	A3	21,723,371
6,470	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%, 1/01/49 (Mandatory Put 1/01/25)	10/24 at 100.24	A1	6,481,452
5,010	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-1, 4.000%, 12/01/49 (Mandatory Put 6/01/25)	3/25 at 100.19	A	5,220,570
5,010	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2019C-1, 4.000%, 2/01/50 (Mandatory Put 2/01/28)	11/27 at 100.47	A	5,264,608
3,445	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2020A, 4.000%, 12/01/50 (Mandatory Put 6/01/26)	3/26 at 100.63	A1	3,445,069
8,050	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 2.550%, 11/01/27 (Mandatory Put 5/03/21) (AMT)	No Opt. Call	A1	8,127,602
6,765	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2002A, 2.300%, 9/01/26 (Mandatory Put 9/01/21)	No Opt. Call	A1	6,829,944
4,915	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/23	No Opt. Call	A+	5,277,678
151,720	Total Kentucky			156,584,935
	Louisiana – 4.7%
2,140	East Baton Rouge Parish, Louisiana, Sales Tax Revenue Bonds, Refunding Road & Street Improvement Series 2015, 5.000%, 8/01/22	No Opt. Call	AA	2,320,423
2,070	Ernest N Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Bonds, Refunding Series 2014, 5.000%, 7/15/20	No Opt. Call	AA+	2,092,708

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2015:
$ 2,095	5.000%, 6/01/20	No Opt. Call	A1	$2,107,926
2,080	5.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	2,170,792
2,595	5.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	2,805,714
	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2016A:
33,425	5.000%, 6/01/23	No Opt. Call	A1	37,330,377
9,040	5.000%, 6/01/24	No Opt. Call	A1	10,415,255
	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Womans Hospital Foundation Project, Refunding Series 2017A:
1,000	3.000%, 10/01/22	No Opt. Call	A	1,037,610
1,800	5.000%, 10/01/23	No Opt. Call	A	2,014,632
1,070	5.000%, 10/01/24	No Opt. Call	A	1,231,891
3,000	4.000%, 10/01/25	No Opt. Call	A	3,388,110
2,245	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Parish Road Improvements Project, Series 2015, 5.000%, 8/01/24	No Opt. Call	AA	2,589,159
24,270	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32	11/27 at 100.00	Baa2	23,445,548
6,070	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, Loop LLC Project, Series 2007A, 1.650%, 9/01/27 (Mandatory Put 12/01/23)	No Opt. Call	A3	6,116,314
7,025	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, Loop LLC Project, Series 2013A, 1.650%, 9/01/33 (Mandatory Put 12/01/23)	No Opt. Call	A3	7,099,254
29,790	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children's Medical Center Hospital, Series 2015A-1 Fixed Rate Mode, 5.000%, 6/01/45 (Mandatory Put 6/01/25)	No Opt. Call	A+	34,153,341
7,165	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children's Medical Center Hospital, Series 2015A-3 Term Rate Mode, 5.000%, 6/01/45 (Mandatory Put 6/01/23)	No Opt. Call	A+	7,843,740
5,040	Louisiana Public Facilities Authority, Revenue Bonds, Hurricane Recovery Program, Refunding Series 2014, 5.000%, 6/01/20	No Opt. Call	A1	5,072,256
1,040	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017, 5.000%, 5/15/22	No Opt. Call	A3	1,117,553
1,650	Louisiana Public Facilities Authority, Revenue Bonds, Tulane University, Refunding Series 2016A, 5.000%, 12/15/21	No Opt. Call	A	1,755,336
	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology Foundation, Inc- Student Housing Project, Refunding Series 2014:
710	5.000%, 9/01/21 – AGM Insured	No Opt. Call	AA	747,914
580	5.000%, 9/01/22 – AGM Insured	No Opt. Call	AA	630,866
1,445	5.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	1,617,967
1,565	5.000%, 9/01/24 – AGM Insured	No Opt. Call	AA	1,802,004

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
$ 1,115	5.000%, 7/01/20	No Opt. Call	AA-	$1,125,370
7,265	5.000%, 7/01/26	7/23 at 100.00	AA-	8,086,308
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Second Lien Series 2017C:
2,520	5.000%, 5/01/29	11/27 at 100.00	AA-	3,112,024
3,000	5.000%, 5/01/30	11/27 at 100.00	AA-	3,683,190
3,070	5.000%, 5/01/31	11/27 at 100.00	AA-	3,745,584
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2012A-1:
95	5.000%, 5/01/20	No Opt. Call	Aa2	95,291
3,570	5.000%, 5/01/21	No Opt. Call	Aa2	3,716,370
7,000	Louisiana State, General Obligation Bonds, Refunding Series 2014C, 5.000%, 8/01/22	No Opt. Call	AA-	7,603,680
6,245	Louisiana State, General Obligation Bonds, Series 2015A, 5.000%, 5/01/23	No Opt. Call	AA-	6,948,062
	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012:
2,500	5.000%, 12/01/20	No Opt. Call	AA-	2,563,275
3,600	5.000%, 12/01/21	No Opt. Call	AA-	3,827,088
	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015:
1,500	5.000%, 12/01/20	No Opt. Call	AA-	1,537,965
2,000	5.000%, 12/01/21	No Opt. Call	AA-	2,126,160
5,410	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A+	5,652,476
	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015:
1,000	5.000%, 6/01/24	No Opt. Call	A	1,137,290
525	5.000%, 6/01/26	6/25 at 100.00	A	615,683
6,410	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory Put 6/01/22)	No Opt. Call	BBB	6,484,356
21,595	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-1, 2.000%, 6/01/37 (Mandatory Put 4/01/23)	No Opt. Call	BBB	19,333,788
18,000	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-2, 2.100%, 6/01/37 (Mandatory Put 7/01/24)	No Opt. Call	BBB	15,462,360
14,940	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-3, 2.200%, 6/01/37 (Mandatory Put 7/01/26)	No Opt. Call	BBB-	12,051,500
2,295	Shreveport, Louisiana, General Obligation Bonds, Series 2014, 5.000%, 9/01/21	No Opt. Call	BBB+	2,410,232
	Shreveport, Louisiana, Revenue Bonds, Independence Stadium Project, Refunding Series 2016:
1,000	3.000%, 3/01/21 – BAM Insured	No Opt. Call	AA	1,015,300
1,000	5.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	1,068,520
	Terrebonne Levee and Conservation District, Louisiana, Public Improvement Sales Tax Bonds, Series 2013:
1,710	5.000%, 7/01/21	No Opt. Call	A+	1,791,037
1,680	5.000%, 7/01/22	No Opt. Call	A+	1,810,939
267,955	Total Louisiana			277,910,538

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Maryland – 1.0%
$ 6,820	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2019C, 2.700%, 9/01/34	3/29 at 100.00	Aa1	$6,946,170
4,250	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2020A, 2.300%, 9/01/35	3/29 at 100.00	Aa1	4,112,215
8,795	Maryland Economic Development Corporation, Pollution Control Revenue Bonds, Potomac Electric Power Company, Refunding Series 2019, 1.700%, 9/01/22	No Opt. Call	A-	8,828,773
13,110	Maryland Economic Development Corporation, Private Activity Revenue Bonds RSA, Purple Line Light Rail Project, Green Bonds, Series 2016A, 5.000%, 3/31/24 (AMT)	11/21 at 100.00	BBB-	13,567,932
8,155	Maryland Economic Development Corporation, Revenue Bonds, Constellation Energy Group, Inc Projects, Adjustable Mode, Refunding Series 2006B, 2.550%, 12/01/25 (Mandatory Put 6/01/20)	No Opt. Call	BBB+	8,161,442
660	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016, 4.000%, 6/01/20 – AGM Insured	No Opt. Call	AA	662,983
	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
540	5.000%, 7/01/21	No Opt. Call	A-	562,788
1,000	5.000%, 7/01/22	No Opt. Call	A-	1,074,260
250	5.000%, 7/01/23	No Opt. Call	A-	276,163
500	5.000%, 7/01/24	No Opt. Call	A-	567,065
4,400	Maryland Transportation Authority, Passenger Facility Charge Revenue Bonds, Baltimore/Washington International Thurgood Marshall Airport Project, Series 2019, 5.000%, 6/01/25 (AMT)	No Opt. Call	A+	5,021,192
4,400	Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2018A, 5.000%, 11/01/29	11/28 at 100.00	AAA	5,694,920
1,115	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 70 Series 2017C-2, 3.000%, 11/01/25	5/20 at 100.00	BB-	1,060,778
845	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 85 Series 2017C-1, 3.500%, 11/01/26	5/20 at 100.00	BB-	816,473
54,840	Total Maryland			57,353,154
	Massachusetts – 1.5%
	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
375	5.000%, 7/01/20	No Opt. Call	BB	377,764
555	5.000%, 7/01/21	No Opt. Call	BB	575,269
690	5.000%, 7/01/22	No Opt. Call	BB	733,663
625	5.000%, 7/01/23	No Opt. Call	BB	679,650
735	5.000%, 7/01/24	No Opt. Call	BB	816,989
795	5.000%, 7/01/25	7/24 at 100.00	BB	882,092
1,500	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-1, 5.000%, 7/01/25	No Opt. Call	A	1,742,670

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2:
$ 2,775	5.000%, 7/01/29	7/28 at 100.00	A	$3,390,328
2,750	5.000%, 7/01/30	7/28 at 100.00	A	3,350,105
2,495	5.000%, 7/01/31	7/28 at 100.00	A	3,030,078
2,100	5.000%, 7/01/32	7/28 at 100.00	A	2,544,360
	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A:
825	5.000%, 7/01/20	No Opt. Call	BBB+	831,905
1,300	5.000%, 7/01/21	No Opt. Call	BBB+	1,354,041
815	5.000%, 7/01/23	No Opt. Call	BBB+	898,391
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series 2010C, 5.000%, 7/01/20 (ETM)	No Opt. Call	N/R (5)	1,009,560
2,240	Massachusetts Housing Finance Agency, Housing Bonds, Series 2019B-1, 2.750%, 12/01/34	12/28 at 100.00	AA	2,295,709
20,105	Massachusetts State, General Obligation Bonds, Consolidated Loan Series 2014D-1, 1.050%, 8/01/43 (Mandatory Put 7/01/20)	No Opt. Call	Aa1	20,100,376
14,000	Massachusetts State, General Obligation Bonds, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	Aa1	15,710,800
17,020	Massachusetts State, General Obligation Bonds, Series 2019B, 5.000%, 1/01/21	No Opt. Call	Aa1	17,521,409
9,600	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series 2012A, 4.000%, 6/01/33	6/21 at 100.00	AA+	9,840,576
82,300	Total Massachusetts			87,685,735
	Michigan – 1.5%
1,100	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/21	No Opt. Call	AA-	1,153,537
1,845	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2017A-MI, 5.000%, 12/01/21	No Opt. Call	AA-	1,959,814
15,125	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F-1, 4.000%, 11/15/47 (Mandatory Put 6/01/23)	No Opt. Call	AA+	16,192,976
6,750	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2018A, 3.550%, 10/01/33	10/27 at 100.00	AA	7,363,710
	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Fixed Rate Series 2018C:
3,505	3.550%, 6/01/29	12/27 at 100.00	AA+	3,860,688
3,825	3.650%, 6/01/30	12/27 at 100.00	AA+	4,214,232
3,810	3.700%, 12/01/30	12/27 at 100.00	AA+	4,218,432
1,805	3.350%, 12/01/34	6/28 at 100.00	AA+	1,927,307
5,025	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series 2016A, 3.100%, 12/01/31	6/26 at 100.00	AA+	5,265,748
9,770	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series 2019B, 2.700%, 12/01/34	12/28 at 100.00	AA+	9,975,072

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2008C:
$ 1,200	5.000%, 12/01/20	No Opt. Call	AA-	$1,230,444
1,000	5.000%, 12/01/21	No Opt. Call	AA-	1,062,230
6,030	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/20	5/20 at 100.00	AA+	6,049,115
8,485	Michigan Strategic Fund, Limited Obligation Pollution Control Revenue Refunding Bonds, Detroit Edison Company, Series 1995CC, 1.450%, 9/01/30 (Mandatory Put 9/01/21)	No Opt. Call	Aa3	8,442,490
8,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Edison Project, Refunding Series 2008, 1.450%, 8/01/29 (Mandatory Put 9/01/21)	No Opt. Call	Aa3	7,959,920
1,000	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, Refunding Series 2012A, 5.000%, 5/01/21	No Opt. Call	Aa1	1,042,210
1,000	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, School Building & Site Series 2013A, 5.000%, 5/01/20	No Opt. Call	AA	1,003,150
2,525	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/22	No Opt. Call	A+	2,750,230
81,800	Total Michigan			85,671,305
	Minnesota – 0.1%
1,680	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A, 5.000%, 1/01/24	No Opt. Call	A+	1,886,791
2,000	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020B, 2.400%, 1/01/35	7/29 at 100.00	AA+	2,066,560
895	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 5.000%, 1/01/23	No Opt. Call	A-	984,563
2,880	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/22	No Opt. Call	AA-	3,098,390
7,455	Total Minnesota			8,036,304
	Mississippi – 0.8%
1,000	Lowndes County, Mississippi, Solid Waste Disposal and Pollution Control Refunding Revenue Bonds (Weyerhaeuser Company Project), Series 1992A, 6.800%, 4/01/22	No Opt. Call	BBB	1,063,710
6,865	Mississippi Business Finance Corporation, Pollution Control Revenue, Mississippi Power, Series 2002, 3.200%, 9/01/28	3/24 at 100.00	A-	7,009,302
9,385	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company Project, First Series 2010, 2.750%, 12/01/40 (Mandatory Put 12/09/21)	No Opt. Call	A-	9,479,601
20,430	Mississippi Business Finance Corporation, Revenue Bonds, System Energy Resources, Inc Project, Refunding Series 2019, 2.500%, 4/01/22	4/21 at 100.00	BBB+	20,457,989
1,000	Mississippi Home Corporation, Single Family Mortgage Revenue Bonds, Series 2020A, 2.250%, 12/01/35	6/29 at 100.00	Aaa	964,260
3,680	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2015A, 5.000%, 9/01/24	No Opt. Call	BBB+	4,121,674
3,345	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, North Mississippi Health Services, Series 2020-II, 5.000%, 10/01/40 (Mandatory Put 3/01/27)	12/26 at 100.00	AA	4,024,001
45,705	Total Mississippi			47,120,537

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri – 1.3%
	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson Shoppes Redevelopment Project, Refunding Series 2017A:
$ 745	3.000%, 11/01/20	No Opt. Call	N/R	$742,445
765	4.000%, 11/01/22	No Opt. Call	N/R	765,352
755	4.000%, 11/01/23	No Opt. Call	N/R	751,995
	Metropolitan St Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2011B:
2,520	4.000%, 5/01/23 (Pre-refunded 5/01/21)	5/21 at 100.00	AAA	2,601,320
2,695	4.000%, 5/01/24 (Pre-refunded 5/01/21)	5/21 at 100.00	AAA	2,781,968
24,750	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Refunding Market-Adjusted Tax Exempt Securities Series 1992, 1.600%, 12/01/22	6/21 at 100.50	A	24,776,235
5,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Refunding Series 1998A, 2.900%, 9/01/33	7/27 at 102.00	A	5,303,050
11,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998B, 2.900%, 9/01/33	7/27 at 102.00	A	11,667,920
5,130	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998C, 2.750%, 9/01/33	6/27 at 102.00	A	5,397,222
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013:
440	5.000%, 5/01/20	No Opt. Call	BBB	441,074
1,000	5.000%, 5/01/21	No Opt. Call	BBB	1,031,680
2,545	4.000%, 5/01/22	No Opt. Call	BBB	2,601,397
1,320	5.000%, 5/01/23	No Opt. Call	BBB	1,396,217
1,000	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, First Place Homeownership Loan Program, Series 2019C, 2.500%, 11/01/34	5/29 at 100.00	AA+	1,006,020
	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A:
2,420	5.000%, 1/01/25	No Opt. Call	A	2,812,233
5,000	5.000%, 1/01/26	1/25 at 100.00	A	5,802,500
	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport, Refunding Series 2015:
1,700	5.000%, 7/01/20	No Opt. Call	A	1,716,116
1,725	5.000%, 7/01/21	No Opt. Call	A	1,807,196
1,000	5.000%, 7/01/22	No Opt. Call	A	1,064,880
1,085	5.000%, 7/01/23	No Opt. Call	A	1,183,431
72,595	Total Missouri			75,650,251
	Montana – 0.6%
30,720	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2016, 2.000%, 8/01/23	No Opt. Call	A	31,271,424

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Montana (continued)
	Lewis and Clark County School District 9 East Helena, Montana, General Obligation Bonds, Refunding Series 2018:
$ 1,000	5.000%, 7/01/27	No Opt. Call	A+	$1,241,080
1,055	5.000%, 7/01/28	No Opt. Call	A+	1,334,079
1,335	5.000%, 7/01/29	7/28 at 100.00	A+	1,682,941
34,110	Total Montana			35,529,524
	Nebraska – 1.0%
8,000	Central Plains Energy Project, Nebraska, Gas Project 4 Revenue Bonds, Series 2018A, 5.000%, 3/01/50 (Mandatory Put 1/01/24)	10/23 at 100.43	A	8,517,360
4,590	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/21	No Opt. Call	A-	4,765,522
1,000	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/22	No Opt. Call	A	1,090,540
1,000	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 3.500%, 11/01/27 (Pre-refunded 11/01/21)	11/21 at 100.00	A (5)	1,035,260
2,000	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2019A, 3.150%, 9/01/34	3/28 at 100.00	AA+	2,097,580
2,400	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2019D, 2.600%, 9/01/34	3/29 at 100.00	AA+	2,425,296
	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2:
155	5.000%, 1/01/24 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (5)	165,346
1,590	5.000%, 1/01/24	1/22 at 100.00	A+	1,694,908
1,645	Papio-Missouri River Natural Resources District, Nebraska, Flood Protection and Water Quality Enhancement Revenue Bonds, Series 2017, 5.000%, 12/15/22	6/22 at 100.00	AA	1,782,374
3,130	University of Nebraska Facilities Corporation, UNMC Cancer Center Bonds, Series 2014A, 5.000%, 2/15/21	No Opt. Call	Aa1	3,236,952
29,505	Washington County, Nebraska, Wastewater and Solid Waste Disposal Facilities Revenue Bonds, Cargill Inc Project, Variable Rate Demand Series 2012, 2.375%, 9/01/30 (Mandatory Put 9/01/20) (AMT)	No Opt. Call	A	29,612,103
55,015	Total Nebraska			56,423,241
	Nevada – 0.2%
	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
1,000	5.000%, 7/01/20 (AMT)	No Opt. Call	A+	1,007,220
2,025	5.000%, 7/01/21 (AMT)	No Opt. Call	A+	2,098,386
3,840	Clark County, Nevada, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding Series 2017, 1.600%, 1/01/36 (Mandatory Put 5/21/20)	No Opt. Call	A+	3,841,459
5,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/24	6/21 at 100.00	AA+	5,223,900
210	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at Sparks Marina, Refunding Senior Series 2019A, 2.500%, 6/15/24, 144A	No Opt. Call	Ba2	203,211
12,075	Total Nevada			12,374,176

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Hampshire – 0.3%
$ 13,055	New Hampshire Business Finance Authority, Pollution Control Revenue Bonds, United Illuminating Company, Refunding Series 2003A, 2.800%, 10/01/33 (Mandatory Put 10/02/23)	No Opt. Call	A	$13,578,636
	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Series 2016:
1,265	5.000%, 10/01/20	No Opt. Call	A-	1,286,847
1,195	5.000%, 10/01/21	No Opt. Call	A-	1,257,785
15,515	Total New Hampshire			16,123,268
	New Jersey – 5.0%
3,890	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	5/20 at 100.00	Baa2	3,903,109
	Delran Township, New Jersey, General Obligation Bonds, Series 2019:
1,000	2.000%, 10/15/27	No Opt. Call	AA	1,031,180
1,000	2.000%, 10/15/28	No Opt. Call	AA	1,025,250
1,000	2.000%, 10/15/29	No Opt. Call	AA	1,015,390
1,805	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)	No Opt. Call	BBB-	1,873,391
	Gloucester Township, New Jersey, General Obligation Bonds, Series 2019:
3,640	2.000%, 2/01/26 – BAM Insured	No Opt. Call	AA	3,700,679
3,975	2.000%, 2/01/27 – BAM Insured	No Opt. Call	AA	4,035,023
920	Millville, New Jersey, General Obligation Bonds, Improvement Series 2011, 5.000%, 11/01/20 – AGM Insured	No Opt. Call	AA	940,479
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
10,990	5.000%, 6/15/20	No Opt. Call	BBB+	11,058,688
2,825	5.000%, 6/15/21	No Opt. Call	BBB+	2,925,937
1,425	5.000%, 6/15/22	No Opt. Call	BBB+	1,514,120
520	5.000%, 6/15/22	No Opt. Call	AA	553,680
6,565	5.000%, 6/15/23	6/22 at 100.00	BBB+	6,958,834
4,520	5.000%, 6/15/24	6/22 at 100.00	BBB+	4,784,465
8,610	5.000%, 6/15/25	6/22 at 100.00	BBB+	9,104,903
6,000	5.000%, 6/15/26	6/22 at 100.00	BBB+	6,334,980
775	4.250%, 6/15/27	6/22 at 100.00	BBB+	803,396
10,000	New Jersey Economic Development Authority, New Jersey, Transit Transportation Project Revenue Bonds, Series 2020A, 5.000%, 11/01/29	No Opt. Call	A-	11,104,100
5,850	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.375%, 7/01/30	7/27 at 100.00	BBB+	5,711,531
25,320	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2015XX, 5.000%, 6/15/21	No Opt. Call	A-	26,021,870
17,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB, 5.000%, 6/15/22	No Opt. Call	A-	17,689,690

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit Corporation Projects, Refunding Series 2017B:
$ 5,000	5.000%, 11/01/20	No Opt. Call	A-	$5,067,450
5,000	5.000%, 11/01/21	No Opt. Call	A-	5,181,400
1,055	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University Issue, Series 2007A, 5.250%, 7/01/21 – AGC Insured	No Opt. Call	AA	1,087,916
5,340	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Term Series 2019B-1, 5.000%, 7/01/43 (Mandatory Put 7/01/24)	4/24 at 100.87	AA-	6,177,899
4,490	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Term Series 2019B-2, 5.000%, 7/01/42 (Mandatory Put 7/01/25)	4/25 at 100.85	AA-	5,317,372
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
575	4.000%, 6/15/20	No Opt. Call	A+	576,116
14,500	3.000%, 6/15/21	No Opt. Call	A+	14,690,240
2,100	5.000%, 6/15/21	No Opt. Call	A+	2,177,238
14,880	3.000%, 6/15/22	No Opt. Call	A+	15,044,870
1,410	5.000%, 6/15/22	No Opt. Call	A+	1,485,689
3,525	5.000%, 6/15/24	No Opt. Call	A+	3,840,452
5,045	5.000%, 6/15/28	6/26 at 100.00	A+	5,616,245
2,715	5.000%, 6/15/29	6/26 at 100.00	A+	3,008,709
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013A, 5.000%, 6/15/20	No Opt. Call	A-	5,023,400
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019A:
5,000	5.000%, 12/15/24	No Opt. Call	A-	5,357,600
5,000	5.000%, 12/15/25	No Opt. Call	A-	5,418,350
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB:
2,140	5.000%, 6/15/31	12/28 at 100.00	A-	2,329,197
7,780	5.000%, 6/15/32	12/28 at 100.00	A-	8,417,493
1,125	Parsippany-Troy Hills Township, New Jersey, General Obligation Bonds, Refunding Series 2012, 4.000%, 7/15/20	No Opt. Call	AA	1,134,473
1,700	Passaic Valley Sewer Commissioners, New Jersey, Sewer Revenue Bonds, Series 2010G, 5.750%, 12/01/22	No Opt. Call	A2	1,889,006
3,840	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)	No Opt. Call	BBB	4,019,558

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
$ 2,345	5.000%, 6/01/22	No Opt. Call	A	$2,455,848
1,325	5.000%, 6/01/23	No Opt. Call	A	1,411,390
6,250	5.000%, 6/01/24	No Opt. Call	A	6,765,313
2,855	5.000%, 6/01/25	No Opt. Call	A	3,133,734
5,000	5.000%, 6/01/26	No Opt. Call	A	5,563,500
5,905	5.000%, 6/01/29	6/28 at 100.00	A	6,634,327
3,900	5.000%, 6/01/31	6/28 at 100.00	A-	4,309,500
2,005	4.000%, 6/01/37	6/28 at 100.00	A-	1,988,539
13,725	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 3.200%, 6/01/27	No Opt. Call	BBB	13,663,512
6,795	Toms River Board of Education, Ocean County, New Jersey, General Obligation Bonds, Refunding Regional Schools Series 2019, 2.250%, 7/15/28	7/26 at 100.00	AA-	6,943,403
	Union County, New Jersey, General Obligation Bonds, Refunding Series 2017:
6,695	3.000%, 3/01/28	9/25 at 100.00	Aaa	7,214,063
6,105	3.000%, 3/01/29	9/25 at 100.00	Aaa	6,547,063
277,755	Total New Jersey			291,581,560
	New Mexico – 1.1%
11,060	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan and Four Corners Projects, Refunding Series 2016A, 1.875%, 4/01/33 (Mandatory Put 10/01/21)	No Opt. Call	BBB	10,827,629
26,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan and Four Corners Projects, Refunding Series 2016B, 1.875%, 4/01/33 (Mandatory Put 10/01/21)	No Opt. Call	BBB	25,453,740
4,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Refunding Series 2010B, 2.125%, 6/01/40 (Mandatory Put 6/01/22)	No Opt. Call	BBB	3,888,920
2,420	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2019D, 2.800%, 7/01/34	1/29 at 100.00	Aaa	2,503,805
6,315	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding & Acquisition Sub-Series 2019A, 5.000%, 11/01/39 (Mandatory Put 5/01/25)	2/25 at 100.73	Aa2	6,886,444
	San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds, Refunding Series 2015A:
1,305	5.000%, 6/15/20	No Opt. Call	A+	1,315,088
1,455	5.000%, 6/15/21	No Opt. Call	A+	1,521,523
1,510	5.000%, 6/15/22	No Opt. Call	A+	1,631,630
1,565	5.000%, 6/15/23	No Opt. Call	A+	1,742,706
1,625	5.000%, 6/15/24	No Opt. Call	A+	1,860,739
1,690	5.000%, 6/15/25	No Opt. Call	A+	1,988,944
1,760	5.000%, 6/15/26	6/25 at 100.00	A+	2,064,568
750	Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement Residences Project, Series 2019B-2, 2.250%, 5/15/24	11/21 at 100.00	BB+	697,882

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Mexico (continued)
$ 1,000	Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement Residences Project, TEMPS 85 Series 2019B-1, 2.625%, 5/15/25	11/21 at 100.00	BB+	$ 929,850
62,455	Total New Mexico			63,313,468
	New York – 6.7%
1,275	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2012-1, 5.000%, 7/01/23 (Pre-refunded 1/01/22)	1/22 at 100.00	AA (5)	1,361,024
1,700	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Series 2020A, 5.000%, 9/01/27	No Opt. Call	BBB	2,080,528
500	Dormitory Authority of the State of New York, Revenue Bonds, Northwell Healthcare Inc, Series 2019B-3, 5.000%, 5/01/48 (Mandatory Put 5/01/26)	11/25 at 100.00	A-	594,410
450	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2014, 5.000%, 7/01/23	No Opt. Call	A	504,990
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
1,000	4.000%, 12/01/20, 144A	No Opt. Call	BBB-	1,016,170
1,200	4.000%, 12/01/21, 144A	No Opt. Call	BBB-	1,246,872
1,000	5.000%, 12/01/22, 144A	No Opt. Call	BBB-	1,085,640
2,000	5.000%, 12/01/23, 144A	No Opt. Call	BBB-	2,228,100
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2020A Forward Delivery:
1,780	5.000%, 7/01/22 (WI/DD, Settling 4/03/20)	No Opt. Call	A1	1,928,043
1,000	5.000%, 7/01/24 (WI/DD, Settling 4/03/20)	No Opt. Call	A1	1,150,430
1,000	5.000%, 7/01/25 (WI/DD, Settling 4/03/20)	No Opt. Call	A1	1,181,500
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A:
5	5.000%, 12/15/21 (ETM)	No Opt. Call	N/R (5)	5,318
12,280	5.000%, 12/15/21	No Opt. Call	AA+	13,059,657
7,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019D, 5.000%, 2/15/27	No Opt. Call	Aa1	9,254,475
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
515	0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	507,321
700	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	679,371
1,335	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	1,275,219
1,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/21	No Opt. Call	A	1,055,430
5,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Climate Bond Certified, Refunding Green Series 2016B-2, 5.000%, 11/15/32	11/26 at 100.00	AA	5,967,750
25,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2018B-1, Subseries A-J, 5.000%, 5/15/20	No Opt. Call	N/R	25,003,500
10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2018B-2, Subseries A-E, 5.000%, 5/15/21	No Opt. Call	N/R	10,294,200
15,095	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2019B-1, 5.000%, 5/15/22	No Opt. Call	N/R	15,870,279

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 14,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2019D-1, 5.000%, 9/01/22	No Opt. Call	N/R	$14,812,140
25,040	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2020A-1, 5.000%, 2/01/23	No Opt. Call	N/R	26,504,339
30,065	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond Anticipation Note Series 2020A-2S, 4.000%, 2/01/22	No Opt. Call	N/R	30,871,644
	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
2,010	5.000%, 7/01/23	No Opt. Call	A-	2,239,944
1,030	5.000%, 7/01/24	No Opt. Call	A-	1,181,822
650	5.000%, 7/01/25	7/24 at 100.00	A-	743,594
1,000	5.000%, 7/01/26	7/24 at 100.00	A-	1,142,450
1,500	5.000%, 7/01/27	7/24 at 100.00	A-	1,711,260
	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Series 2018C-2A:
3,500	2.200%, 11/01/21	11/20 at 100.00	AA+	3,513,720
34,500	2.350%, 7/01/22	3/21 at 100.00	AA+	34,764,615
13,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Series 2018L-2, 2.750%, 5/01/50 (Mandatory Put 12/29/23)	12/22 at 100.00	AA+	13,404,820
3,730	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Series 2019A-3A, 3.450%, 11/01/34	2/27 at 100.00	AA+	3,957,045
5,510	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Sustainable Neighborhood Series 2019G-1B, 2.550%, 11/01/34	5/27 at 100.00	AA+	5,536,448
1,425	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, The Churchill School and Center for Learning Disabilities Inc, Short Term Auction Rate Series 1999, 2.250%, 10/01/29 – AGM Insured	No Opt. Call	AA	1,423,561
13,495	New York City, New York, General Obligation Bonds, Fiscal 2008 Series J-4, 5.000%, 8/01/24	No Opt. Call	Aa1	15,637,871
14,290	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 2005A, 2.375%, 7/01/26 (Mandatory Put 5/01/20) (AMT)	No Opt. Call	A-	14,297,145
5,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004A, 2.875%, 5/15/32 (Mandatory Put 7/01/25)	No Opt. Call	A1	5,304,500
50,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004B, 3.000%, 5/15/32 (Mandatory Put 7/01/25) (AMT)	No Opt. Call	A1	52,585,000
	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond Certified/Green Bond Series 2018I:
5,000	2.550%, 11/01/22	9/20 at 100.00	Aa2	5,171,750
5,250	2.650%, 5/01/23	4/21 at 100.00	Aa2	5,477,588
3,000	2.700%, 11/01/23	8/22 at 100.00	Aa2	3,082,170
8,055	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Refunding Series 2019C, 3.500%, 11/01/34	5/28 at 100.00	Aa2	8,686,512

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 5,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2018J, 2.500%, 5/01/22	6/20 at 100.00	Aa2	$5,008,700
	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2019E:
4,000	1.950%, 5/01/22	11/20 at 100.00	Aa2	4,012,120
2,250	2.100%, 5/01/23	9/20 at 100.00	Aa2	2,255,603
9,265	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 223, 2.650%, 10/01/34	10/28 at 100.00	Aa1	9,498,478
4,800	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 225, 2.000%, 10/01/35 (DD1, Settling 3/12/20)	10/29 at 100.00	Aa1	4,481,616
	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
500	5.000%, 7/01/25	7/24 at 100.00	A-	571,995
500	5.000%, 7/01/27	7/24 at 100.00	A-	570,420
1,200	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Refunding Series 2020A Forward Delivery, 5.000%, 9/01/22 (WI/DD, Settling 6/03/20)	No Opt. Call	A3	1,294,068
	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A:
1,285	5.000%, 6/01/20	No Opt. Call	A	1,290,140
3,000	5.000%, 6/01/21	No Opt. Call	A	3,083,490
2,500	5.000%, 6/01/22	No Opt. Call	A	2,625,375
3,335	5.000%, 6/01/23	No Opt. Call	A	3,571,051
1,900	5.000%, 6/01/26	No Opt. Call	A	2,123,364
	Yonkers, New York, General Obligation Bonds, Refunding Series 2012C:
2,440	3.000%, 8/15/22	No Opt. Call	A	2,514,737
2,510	3.000%, 8/15/23	No Opt. Call	A	2,604,978
376,870	Total New York			394,906,300
	North Carolina – 0.4%
1,000	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 2019-42, 2.450%, 7/01/34	7/28 at 100.00	AA+	1,010,500
3,500	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 2020-43, 2.625%, 1/01/35	1/29 at 100.00	AA+	3,566,255
	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015A:
3,015	5.000%, 1/01/26	No Opt. Call	A	3,571,026
2,800	5.000%, 1/01/27	1/26 at 100.00	A	3,301,928
13,655	Wake County, North Carolina, General Obligation Bonds, Refunding Series 2016A, 5.000%, 3/01/23	No Opt. Call	AAA	15,179,035
235	Wilmington, North Carolina, Limited Obligation Bonds, Refunding Series 2014A, 5.000%, 6/01/20	No Opt. Call	AA+	236,516
24,205	Total North Carolina			26,865,260

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Dakota – 0.6%
	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
$ 1,115	5.000%, 7/01/21 (ETM)	No Opt. Call	N/R (5)	$1,164,428
100	5.000%, 7/01/22 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	104,433
1,000	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 4.500%, 12/01/32	12/21 at 100.00	Baa2	1,034,760
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2017A:
820	5.000%, 12/01/22	No Opt. Call	Baa2	887,322
910	5.000%, 12/01/23	No Opt. Call	Baa2	1,010,710
1,640	5.000%, 12/01/25	No Opt. Call	Baa2	1,904,794
2,380	5.000%, 12/01/26	No Opt. Call	Baa2	2,820,347
	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2019C:
3,640	2.800%, 7/01/32	7/28 at 100.00	Aa1	3,767,036
1,300	3.000%, 7/01/34	7/28 at 100.00	Aa1	1,357,109
	Williston, North Dakota, County-Wide Public Safety Sales Tax Revenue Bonds, Series 2015A:
2,105	4.000%, 7/15/20	No Opt. Call	BBB+	2,119,061
2,185	4.000%, 7/15/21	No Opt. Call	BBB+	2,247,491
2,275	4.000%, 7/15/22	No Opt. Call	BBB+	2,373,940
2,365	5.000%, 7/15/23	7/22 at 100.00	BBB+	2,528,469
2,485	5.000%, 7/15/24	7/22 at 100.00	BBB+	2,655,173
5,485	5.000%, 7/15/25	7/22 at 100.00	BBB+	5,850,795
	Williston, North Dakota, General Obligation Bonds, Refunding Improvement Series 2014:
800	4.000%, 5/01/20	No Opt. Call	A+	801,696
800	4.000%, 5/01/21	No Opt. Call	A+	821,872
31,405	Total North Dakota			33,449,436
	Ohio – 4.7%
	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children's Hospital Medical Center, Improvement & Refunding Series 2012:
2,000	5.000%, 11/15/21	No Opt. Call	AA-	2,117,520
2,655	5.000%, 11/15/22	5/22 at 100.00	AA-	2,847,195
6,000	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017A, 5.000%, 8/01/21	No Opt. Call	AA-	6,292,620
20,010	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017B, 5.000%, 8/01/47 (Mandatory Put 5/05/22)	No Opt. Call	AA-	21,346,268

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
$ 3,615	5.000%, 6/01/27	No Opt. Call	A	$4,344,471
9,420	5.000%, 6/01/28	No Opt. Call	A	11,511,428
9,570	5.000%, 6/01/29	No Opt. Call	A	11,886,036
7,180	5.000%, 6/01/30	No Opt. Call	A-	9,031,650
6,205	5.000%, 6/01/31	6/30 at 100.00	A-	7,759,911
5,010	5.000%, 6/01/32	6/30 at 100.00	A-	6,234,895
2,105	5.000%, 6/01/33	6/30 at 100.00	A-	2,608,811
4,065	5.000%, 6/01/34	6/30 at 100.00	A-	5,022,755
1,935	5.000%, 6/01/35	6/30 at 100.00	A-	2,382,101
845	5.000%, 6/01/36	6/30 at 100.00	A-	1,036,671
1,000	4.000%, 6/01/37	6/30 at 100.00	A-	1,100,940
1,000	4.000%, 6/01/38	6/30 at 100.00	A-	1,096,530
1,000	4.000%, 6/01/39	6/30 at 100.00	A-	1,093,930
	Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated Group Project, Refunding & Improvement Series 2017:
1,000	5.000%, 12/01/21	No Opt. Call	A-	1,061,720
1,000	5.000%, 12/01/22	No Opt. Call	A-	1,093,870
1,225	5.000%, 12/01/24	No Opt. Call	A-	1,416,712
1,000	5.000%, 12/01/25	No Opt. Call	A-	1,185,020
950	Cleveland, Ohio, Airport System Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/21 – AGM Insured	No Opt. Call	AA	975,384
1,540	Cleveland, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/20	5/20 at 100.00	AA+	1,544,836
5,255	Columbus, Ohio, General Obligation Bonds, Various Purpose Series 2018A, 5.000%, 4/01/30	10/28 at 100.00	AAA	6,745,423
5,515	Cuyahoga County, Ohio, Certificates of Participation, Convention Hotel Project, Series 2014, 5.000%, 12/01/20	No Opt. Call	AA-	5,647,856
1,000	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/21	No Opt. Call	Ba2	1,034,400
1,000	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Bonds, Columbus City & Franklin County Lessees, Refunding Anticipation Series 2014, 5.000%, 12/01/23	No Opt. Call	Aa1	1,131,160
	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children's Hospital Medical Center, Refunding Series 2014S:
1,170	5.000%, 5/15/21	No Opt. Call	AA	1,221,422
340	5.000%, 5/15/22	No Opt. Call	AA	367,135
1,040	5.000%, 5/15/23	No Opt. Call	AA	1,159,527
1,700	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/23	No Opt. Call	AA+	1,871,564
760	Marysville, Union County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.000%, 12/01/20 – AMBAC Insured	No Opt. Call	Aa3	777,799

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 10,000	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2011A, 5.750%, 11/15/21	11/20 at 100.00	A	$10,257,700
2,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/21	No Opt. Call	BB+	2,050,880
5,120	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (7)	No Opt. Call	N/R	19,200
4,385	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (7)	No Opt. Call	N/R	16,444
35,230	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (7)	No Opt. Call	N/R	132,113
1,015	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (7)	No Opt. Call	N/R	3,806
35	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005B, 3.125%, 1/01/34 (7)	No Opt. Call	N/R	131
2,525	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33 (7)	No Opt. Call	N/R	9,469
10,660	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005A, 2.100%, 1/01/29 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	10,284,981
13,950	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005B, 2.100%, 7/01/28 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	13,472,352
1,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005D, 2.100%, 10/01/28 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	965,290
13,260	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2007A, 2.500%, 8/01/40 (Mandatory Put 10/01/29) (AMT)	No Opt. Call	BBB+	12,414,145
7,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2007B, 2.500%, 11/01/42 (Mandatory Put 10/01/29) (AMT)	No Opt. Call	BBB+	6,554,240
1,665	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014A, 2.400%, 12/01/38 (Mandatory Put 10/01/29)	10/24 at 100.00	BBB+	1,537,861
10,860	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014B, 2.600%, 6/01/41 (Mandatory Put 10/01/29) (AMT)	10/24 at 100.00	BBB+	10,259,768
1,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014C, 2.100%, 12/01/27 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	966,730
6,600	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2014D, 1.900%, 5/01/26 (Mandatory Put 10/01/24)	No Opt. Call	BBB+	6,294,816
1,040	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC Project, Series 2017, 3.750%, 1/15/28, 144A (AMT)	No Opt. Call	N/R	1,026,813

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 3,220	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2019A, 3.500%, 9/01/34	3/28 at 100.00	Aaa	$3,469,679
5,000	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2019B, 2.800%, 9/01/34	9/28 at 100.00	Aaa	5,261,750
2,295	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2020A, 2.500%, 9/01/35	3/29 at 100.00	Aaa	2,332,569
6,490	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011A, 5.000%, 9/15/21	No Opt. Call	AA+	6,856,685
12,625	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011C, 5.000%, 9/15/20	No Opt. Call	AA+	12,848,462
17,500	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2018C, 5.000%, 1/15/42 (Mandatory Put 9/15/21)	No Opt. Call	A	18,332,825
26,000	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2018D, 5.000%, 1/15/39 (Mandatory Put 9/15/23)	No Opt. Call	A	28,700,100
3,315	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/20 (7)	No Opt. Call	N/R	12,431
5,380	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (7)	No Opt. Call	N/R	20,175
1,175	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2008B, 3.625%, 10/01/33 (7)	No Opt. Call	N/R	4,406
7,135	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010A, 3.750%, 7/01/33 (7)	No Opt. Call	N/R	26,756
120	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generating Corporation Project, Refunding Series 2010C, 4.000%, 6/01/33 (7)	No Opt. Call	N/R	450
2,245	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (7)	No Opt. Call	N/R	8,419
327,955	Total Ohio			279,089,006
	Oklahoma – 3.0%
	Bryan County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Durant Public Schools Project, Refunding Series 2020:
760	4.000%, 12/01/22	No Opt. Call	A	812,569
665	4.000%, 12/01/24	No Opt. Call	A	743,058
4,185	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012, 4.500%, 9/01/20	No Opt. Call	AA-	4,228,524
3,805	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2017, 4.000%, 9/01/24	No Opt. Call	AA-	4,224,273
6,505	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016, 5.000%, 6/01/23	No Opt. Call	A+	7,243,578
	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Noble Public Schools Project, Series 2017:
1,315	4.000%, 9/01/20	No Opt. Call	A	1,330,030
1,250	5.000%, 9/01/29	9/27 at 100.00	A	1,534,362

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2019:
$ 1,225	5.000%, 6/01/20	No Opt. Call	A+	$1,232,595
2,090	5.000%, 6/01/21	No Opt. Call	A+	2,181,730
2,850	5.000%, 6/01/22	No Opt. Call	A+	3,076,945
3,955	5.000%, 6/01/24	No Opt. Call	A+	4,530,690
3,200	5.000%, 6/01/25	No Opt. Call	A+	3,760,480
1,000	Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Elgin Public Schools Project, Series 2017A, 5.000%, 12/01/24	No Opt. Call	A	1,153,570
2,150	Creek County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Sapulpa Public Schools Project, Series 2015, 5.000%, 9/01/20	No Opt. Call	A+	2,183,690
1,970	Garfield County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Enid Public Schools Project, Series 2016A, 5.000%, 9/01/26	No Opt. Call	A	2,383,523
	Garvin County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Wynnewood Public Schools Project, Series 2018:
385	5.000%, 9/01/24	No Opt. Call	A-	438,172
310	5.000%, 9/01/25	No Opt. Call	A-	361,228
200	5.000%, 9/01/26	No Opt. Call	A-	238,080
450	5.000%, 9/01/27	No Opt. Call	A-	546,201
500	5.000%, 9/01/29	9/28 at 100.00	A-	616,555
350	5.000%, 9/01/30	9/28 at 100.00	A-	430,889
1,100	5.000%, 9/01/31	9/28 at 100.00	A-	1,352,076
300	5.000%, 9/01/32	9/28 at 100.00	A-	368,397
	Grady County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Minco Public Schools Project, Series 2018:
1,305	5.000%, 9/01/31	9/28 at 100.00	A-	1,620,014
1,000	5.000%, 9/01/32	9/28 at 100.00	A-	1,237,580
1,195	5.000%, 9/01/33	9/28 at 100.00	A-	1,472,049
	Grady County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Tuttle Public Schools Project, Series 2019:
615	4.000%, 9/01/25	No Opt. Call	A+	695,547
685	4.000%, 9/01/27	No Opt. Call	A+	799,738
650	4.000%, 9/01/29	No Opt. Call	A+	778,375
	Kay County Public Buildings Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Ponca City Public Schools Project, Series 2016:
5,015	5.000%, 9/01/20	No Opt. Call	A-	5,092,532
4,395	5.000%, 9/01/21	No Opt. Call	A-	4,625,869

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	McClain County Economic Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Blanchard Public Schools Project, Series 2019:
$ 415	4.000%, 9/01/21	No Opt. Call	A	$431,119
535	4.000%, 9/01/22	No Opt. Call	A	567,014
460	4.000%, 9/01/23	No Opt. Call	A	497,858
475	4.000%, 9/01/24	No Opt. Call	A	524,338
920	4.000%, 9/01/25	No Opt. Call	A	1,032,838
1,430	4.000%, 9/01/26	No Opt. Call	A	1,625,395
600	4.000%, 9/01/27	No Opt. Call	A	693,690
675	4.000%, 9/01/28	No Opt. Call	A	790,715
615	4.000%, 9/01/29	No Opt. Call	A	728,830
	Okarche Economic Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Okarche Public Schools Project, Series 2016:
1,035	5.000%, 9/01/21	No Opt. Call	A-	1,089,369
1,000	5.000%, 9/01/27	9/26 at 100.00	A-	1,202,720
1,030	5.000%, 9/01/28	9/26 at 100.00	A-	1,237,401
	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Midwest City-Del City Public Schools Project, Series 2018:
1,500	5.000%, 10/01/21	No Opt. Call	A+	1,584,555
445	5.000%, 10/01/22	No Opt. Call	A+	485,433
	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Western Heights Public Schools Project, Series 2018A:
1,275	5.000%, 9/01/23	No Opt. Call	A+	1,431,251
3,055	5.000%, 9/01/24	No Opt. Call	A+	3,530,419
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B:
575	5.000%, 8/15/22	No Opt. Call	Baa3	617,958
2,295	5.000%, 8/15/24	No Opt. Call	Baa3	2,600,717
1,850	5.000%, 8/15/25	No Opt. Call	Baa3	2,147,295
1,000	5.000%, 8/15/26	No Opt. Call	Baa3	1,185,290
3,650	5.000%, 8/15/27	No Opt. Call	Baa3	4,415,186
1,000	5.000%, 8/15/28	No Opt. Call	Baa3	1,232,410
5,655	Oklahoma Development Finance Authority, Limited Obligation Revenue Bonds, Gilcrease Expressway West Project, Series 2020, 1.625%, 7/06/23 (AMT)	6/22 at 100.00	Baa2	5,470,647
1,970	Oklahoma Development Finance Authority, Solid Waste Disposal Revenue Bonds, Series 2004A, 2.375%, 12/01/21	No Opt. Call	A-	1,995,275
	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014:
685	5.000%, 9/01/20	No Opt. Call	A-	695,590
745	5.000%, 9/01/21	No Opt. Call	A-	784,135

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	Rogers County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Verdigris Public Schools Project, Series 2018:
$ 1,675	3.000%, 9/01/20	No Opt. Call	A+	$1,687,110
1,780	3.000%, 9/01/22	No Opt. Call	A+	1,847,907
5,245	4.000%, 9/01/24	No Opt. Call	A+	5,803,960
	Rogers County Industrial Development Authority, Oklahoma, Capital Improvement Revenue Bonds, Refunding Series 2017:
765	3.000%, 4/01/21	No Opt. Call	N/R	776,161
800	3.000%, 4/01/22	No Opt. Call	N/R	822,720
825	3.000%, 4/01/23	No Opt. Call	N/R	857,422
850	3.000%, 4/01/24	No Opt. Call	N/R	890,324
725	4.000%, 4/01/25	No Opt. Call	N/R	797,631
770	4.000%, 4/01/26	4/25 at 100.00	N/R	841,972
715	4.000%, 4/01/27	4/25 at 100.00	N/R	776,991
645	Stillwater Utilities Authority, Oklahoma, Utility System and Sales Tax Revenue Bonds, Series 2014A, 5.000%, 10/01/21	No Opt. Call	AA-	682,352
	Texas County Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Guymon Public Schools Project, Series 2018:
1,020	4.000%, 12/01/21	No Opt. Call	A	1,066,553
850	4.000%, 12/01/23	No Opt. Call	A	923,865
1,100	5.000%, 12/01/25	No Opt. Call	A	1,298,286
1,675	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2012, 4.000%, 9/01/22	No Opt. Call	AA-	1,771,547
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2016:
1,075	5.000%, 9/01/22	No Opt. Call	AA-	1,167,138
6,340	5.000%, 9/01/23	No Opt. Call	AA-	7,110,183
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2019A:
6,765	5.000%, 9/01/27	No Opt. Call	AA-	8,428,243
10,020	5.000%, 9/01/28	No Opt. Call	AA-	12,722,895
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Glenpool Public Schools Project, Series 2017A:
570	5.000%, 9/01/22	No Opt. Call	A+	618,142
765	5.000%, 9/01/23	No Opt. Call	A+	856,570
600	5.000%, 9/01/24	No Opt. Call	A+	690,312
1,280	5.000%, 9/01/25	No Opt. Call	A+	1,508,890
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2015:
2,125	5.000%, 9/01/21	No Opt. Call	AA-	2,239,707
2,010	5.000%, 9/01/22	No Opt. Call	AA-	2,182,277

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Owasso Public Schools Project, Series 2018:
$ 1,650	5.000%, 9/01/21	No Opt. Call	A+	$1,737,862
1,510	5.000%, 9/01/22	No Opt. Call	A+	1,637,535
1,050	5.000%, 9/01/23	No Opt. Call	A+	1,175,685
	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Sand Springs Public Schools Project, Series 2019:
325	5.000%, 9/01/21	No Opt. Call	A	342,167
675	5.000%, 9/01/25	No Opt. Call	A	793,787
500	4.000%, 9/01/26	No Opt. Call	A	569,950
625	5.000%, 9/01/26	No Opt. Call	A	751,963
975	5.000%, 9/01/27	No Opt. Call	A	1,197,807
	Wagoner County School Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Wagoner Public Schools Project, Series 2019:
910	4.000%, 9/01/21	No Opt. Call	A-	945,090
1,450	4.000%, 9/01/27	No Opt. Call	A-	1,665,542
300	4.000%, 9/01/28	No Opt. Call	A-	349,392
	Weatherford Industrial Trust Educational, Oklahoma, Facilities Lease Revenue Bonds, Weatherford Public Schools Project, Series 2019:
1,200	5.000%, 3/01/23	No Opt. Call	A-	1,314,708
1,200	5.000%, 3/01/25	No Opt. Call	A-	1,385,436
1,625	5.000%, 3/01/27	No Opt. Call	A-	1,959,571
155,255	Total Oklahoma			174,086,020
	Oregon – 1.3%
	Benton and Linn Counties District School District 509J Corvallis, Oregon, General Obligation Bonds, Series 2018A:
1,825	0.000%, 6/15/21	No Opt. Call	AA+	1,892,269
1,745	0.000%, 6/15/22	No Opt. Call	AA+	1,875,125
1,785	0.000%, 6/15/23	No Opt. Call	AA+	1,983,421
2,315	0.000%, 6/15/24	No Opt. Call	AA+	2,645,906
1,305	0.000%, 6/15/25	No Opt. Call	AA+	1,535,646
1,085	0.000%, 6/15/26	No Opt. Call	AA+	1,309,541
1,000	0.000%, 6/15/27	No Opt. Call	AA+	1,237,460
	Clackamas and Washington Counties School District 3JT, Oregon, General Obligation Bonds, Refunding Series 2015:
11,045	5.000%, 6/15/25	No Opt. Call	AA+	13,120,687
5,000	5.000%, 6/15/26	6/25 at 100.00	AA+	5,939,650
	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2017B:
2,330	5.000%, 6/15/27	No Opt. Call	AA+	2,914,014
2,000	5.000%, 6/15/28	6/27 at 100.00	AA+	2,496,920

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oregon (continued)
	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2018:
$ 1,400	4.000%, 6/15/23	No Opt. Call	Aa1	$1,525,846
1,000	5.000%, 6/15/25	No Opt. Call	Aa1	1,189,040
1,715	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Adventist Health System/West, Refunding Variable Rate Series 2019, 5.000%, 3/01/40 (Mandatory Put 3/01/25)	9/24 at 100.00	A+	1,896,378
7,500	Oregon Business Development Commission, Economic Development Revenue Bonds, Intel Corporation Project, 250 Series 2019, 5.000%, 3/01/49 (Mandatory Put 3/01/22) (AMT)	No Opt. Call	A+	8,002,125
12,000	Oregon Health and Science University, Revenue Bonds, Series 2019B-2, 5.000%, 7/01/42 (Mandatory Put 2/01/25)	11/24 at 100.00	AA-	13,904,520
11,400	Oregon State Business Development Commission, Recovery Zone Facility Revenue Bonds, Intel Corporation Project, 232 Series 2010, 2.400%, 12/01/40 (Mandatory Put 8/14/23)	No Opt. Call	A+	11,548,998
66,450	Total Oregon			75,017,546
	Pennsylvania – 5.9%
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A:
1,170	5.000%, 4/01/22	No Opt. Call	A	1,254,825
1,405	5.000%, 4/01/23	No Opt. Call	A	1,555,110
2,415	5.000%, 4/01/24	No Opt. Call	A	2,753,293
2,520	5.000%, 4/01/25	No Opt. Call	A	2,955,078
2,000	5.000%, 4/01/26	No Opt. Call	A	2,407,180
4,245	5.000%, 4/01/27	No Opt. Call	A	5,228,312
1,000	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018, 5.000%, 5/01/23, 144A	No Opt. Call	Ba3	1,027,510
1,650	Allentown School District, Lehigh County, Pennsylvania, General Obligation Bonds, Refunding Series 2016, 4.000%, 2/15/21 – AGM Insured	No Opt. Call	AA	1,687,785
5,055	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (7)	No Opt. Call	N/R	18,956
	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017:
2,405	5.000%, 11/01/25	No Opt. Call	BBB+	2,835,663
3,950	5.000%, 11/01/27	No Opt. Call	BBB+	4,832,075
2,640	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-1, 5.000%, 2/01/40 (Mandatory Put 2/01/25)	8/24 at 101.73	BBB+	2,935,231
7,500	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project, Series 2020B-2, 5.000%, 2/01/40 (Mandatory Put 2/01/27)	8/26 at 101.63	BBB+	8,506,350
1,000	Capital Region Water, Pennsylvania, Water Revenue Bonds, Series 2018, 5.000%, 7/15/25	No Opt. Call	A+	1,178,340
2,125	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39 (Mandatory Put 12/03/29) (AMT)	12/29 at 100.00	A+	2,227,085

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Commonwealth Financing Authority, Pennsylvania, Revenue Bonds, Refunding Forward Delivery Series 2020A:
$ 2,820	5.000%, 6/01/25	No Opt. Call	A1	$3,323,144
3,000	5.000%, 6/01/26	No Opt. Call	A1	3,627,720
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018:
2,050	5.000%, 6/01/21	No Opt. Call	A1	2,127,224
2,010	5.000%, 6/01/22	No Opt. Call	A1	2,146,861
2,515	5.000%, 6/01/23	No Opt. Call	A1	2,760,313
3,200	5.000%, 6/01/24	No Opt. Call	A1	3,604,896
1,500	Commonwealth Financing Authority, Pennsylvania,, Revenue Bonds, Refunding Forward Delivery Series 2020A, 5.000%, 6/01/24	No Opt. Call	A1	1,718,985
	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Refunding Series 2018B:
8,505	5.000%, 1/01/23	No Opt. Call	A+	9,365,791
6,665	5.000%, 1/01/24	No Opt. Call	A+	7,573,973
13,475	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016A, 1.800%, 9/01/29 (Mandatory Put 9/01/22)	No Opt. Call	A1	13,532,538
9,025	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016B, 1.800%, 2/15/27 (Mandatory Put 8/15/22)	No Opt. Call	A1	9,084,384
	Lower Merion School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2019:
2,660	4.000%, 11/15/29	11/27 at 100.00	Aaa	3,190,723
4,480	4.000%, 11/15/30	11/27 at 100.00	Aaa	5,350,554
8,065	Luzerne County Industrial Development Authority, Pennsylvania, Revenue Bonds, Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39 (Mandatory Put 12/03/29) (AMT)	12/29 at 100.00	A+	8,518,253
	Manheim Township School District, Lancaster County, Pennsylvania, General Obligation Bonds, Series 2020:
1,000	4.000%, 2/01/26	No Opt. Call	Aa2	1,143,970
1,000	4.000%, 2/01/27	No Opt. Call	Aa2	1,164,950
1,400	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2016, 5.000%, 7/01/20	No Opt. Call	A+	1,412,222
3,450	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/23 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (5)	3,734,556
6,250	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1994A, 2.550%, 6/01/29 (Mandatory Put 6/01/20)	No Opt. Call	BBB+	6,257,312
5,000	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1996A, 2.600%, 3/01/34 (Mandatory Put 9/01/20)	No Opt. Call	BBB+	5,017,600

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 504	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/31/23	5/20 at 100.00	N/R	$126,042
138	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23 (cash 5.000%, PIK 5.000%)	No Opt. Call	N/R	34,389
5,945	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (7)	No Opt. Call	N/R	22,294
3,565	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (7)	No Opt. Call	N/R	13,369
9,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Project, Series 2009, 2.800%, 12/01/33 (Mandatory Put 12/01/21)	No Opt. Call	N/R	9,126,000
3,910	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges & Universities of Pennsylvania Financing Program, York College Project, Series 2014T-3, 2.850%, 5/01/34 (Mandatory Put 5/01/21)	No Opt. Call	A-	3,947,419
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges and Universities of Pennsylvania Financing Program-Messiah College Project, Series 2001-14:
1,725	2.200%, 11/01/31 (Mandatory Put 11/01/21)	No Opt. Call	A-	1,723,896
3,500	2.720%, 11/01/31 (Mandatory Put 5/01/21)	11/20 at 100.00	A-	3,513,230
1,270	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-122, 3.250%, 10/01/28	4/26 at 100.00	AA+	1,360,830
5,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-124B, 3.200%, 10/01/32	10/26 at 100.00	AA+	5,288,700
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-125A:
3,390	3.000%, 4/01/27 (AMT)	No Opt. Call	AA+	3,651,640
3,345	3.050%, 10/01/27 (AMT)	4/27 at 100.00	AA+	3,609,957
8,750	3.400%, 10/01/32 (AMT)	4/27 at 100.00	AA+	9,492,525
1,025	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-128A, 3.650%, 10/01/32 (AMT)	10/27 at 100.00	AA+	1,086,387
2,555	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-129, 2.950%, 10/01/34	10/28 at 100.00	AA+	2,668,161
7,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-130A, 2.500%, 10/01/34	10/28 at 100.00	AA+	7,068,880
6,130	Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue Bonds, Philadelphia Funding Program, Refunding Series 2020 Forward Delivery, 5.000%, 6/15/21	No Opt. Call	AAA	6,414,003
4,505	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Series 2019 Forward Delivery, 5.000%, 12/01/23	No Opt. Call	A1	5,109,706

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2:
$ 2,405	5.000%, 6/01/21	No Opt. Call	A3	$2,509,137
15,000	5.000%, 6/01/22	No Opt. Call	A3	16,154,400
23,660	5.000%, 6/01/23	No Opt. Call	A3	26,276,323
12,485	5.000%, 6/01/24	No Opt. Call	A3	14,258,744
8,095	5.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	9,294,517
5,630	5.000%, 6/01/25	No Opt. Call	A3	6,582,483
4,265	5.000%, 6/01/29	6/26 at 100.00	A3	5,063,280
17,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016, 5.000%, 6/01/20	No Opt. Call	A3	17,610,600
1,000	Philadelphia Authority for Industrial Development, Pennsylvania, 5.000%, 11/01/29 (WI/DD, Settling 8/03/20)	No Opt. Call	A-	1,225,980
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Saint Joseph's University Project, Refunding Series 2020C Forward Delivery:
540	4.000%, 11/01/24 (WI/DD, Settling 8/03/20)	No Opt. Call	A-	586,256
1,000	5.000%, 11/01/25 (WI/DD, Settling 8/03/20)	No Opt. Call	A-	1,152,950
850	5.000%, 11/01/26 (WI/DD, Settling 8/03/20)	No Opt. Call	A-	998,682
1,000	5.000%, 11/01/27 (WI/DD, Settling 8/03/20)	No Opt. Call	A-	1,194,560
1,000	5.000%, 11/01/28 (WI/DD, Settling 8/03/20)	No Opt. Call	A-	1,211,450
3,515	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Fourteenth Series 2016, 5.000%, 10/01/20	No Opt. Call	A	3,580,484
515	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	N/R (5)	518,538
	Philadelphia School District, Pennsylvania, General Obligation Bonds, Refunding Series 2020 Forward Delivery:
5,000	5.000%, 9/01/21 (WI/DD, Settling 6/05/20)	No Opt. Call	A+	5,231,600
3,000	5.000%, 9/01/22 (WI/DD, Settling 6/05/20)	No Opt. Call	A+	3,246,360
	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Bonds, Refunding Series 2015A:
3,305	5.000%, 12/01/20	No Opt. Call	A+	3,382,403
1,775	5.000%, 12/01/21	No Opt. Call	A+	1,880,613
1,500	5.000%, 12/01/22	No Opt. Call	A+	1,639,140
2,285	Quakertown General Authority Health Facilities Revenue USDA Loan Anticipation Notes and Revenue Bonds for LifeQuest Obligated Group, Pennsylvania, Series 2017A, 3.125%, 7/01/21	4/20 at 100.00	N/R	2,234,776
2,035	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 3.375%, 6/01/26	No Opt. Call	BB+	1,903,478
2,515	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 5.000%, 6/01/23	No Opt. Call	AA-	2,805,533
1,180	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5337 State of Good Repair Formula Program Funds, Refunding Series 2017, 5.000%, 6/01/24	No Opt. Call	AA-	1,355,891

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds, AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5:
$ 1,045	5.000%, 11/01/21	No Opt. Call	A-	$1,101,231
2,410	5.000%, 11/01/22	No Opt. Call	A-	2,603,957
2,530	5.000%, 11/01/23	No Opt. Call	A-	2,803,038
2,665	5.000%, 11/01/24	No Opt. Call	A-	3,027,040
2,550	5.000%, 11/01/25	No Opt. Call	A-	2,963,763
3,270	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.625%, 1/01/32	1/22 at 100.00	AA	3,485,526
335,932	Total Pennsylvania			348,198,923
	Puerto Rico – 0.9%
7,225	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.125%, 7/01/24	No Opt. Call	CC	7,532,062
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
8,005	5.250%, 7/01/24	7/22 at 100.00	CC	7,654,781
4,245	4.250%, 7/01/25	7/22 at 100.00	CC	3,735,600
1,000	5.250%, 7/01/29	7/22 at 100.00	CC	958,750
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
7,287	0.000%, 7/01/24	No Opt. Call	N/R	6,248,603
10,914	0.000%, 7/01/27	No Opt. Call	N/R	8,323,780
3,339	0.000%, 7/01/29	7/28 at 98.64	N/R	2,314,762
3,505	0.000%, 7/01/31	7/28 at 91.88	N/R	2,184,071
19,449	0.000%, 7/01/33	7/28 at 86.06	N/R	10,786,221
3,601	4.500%, 7/01/34	7/25 at 100.00	N/R	3,618,105
68,570	Total Puerto Rico			53,356,735
	Rhode Island – 0.1%
	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2013B:
1,165	5.000%, 7/01/20	No Opt. Call	A	1,174,670
1,360	5.000%, 7/01/21	No Opt. Call	A	1,418,398
4,000	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, 2019 Series 70, 2.800%, 10/01/34	10/28 at 100.00	AA+	4,210,000
6,525	Total Rhode Island			6,803,068
	South Carolina – 0.6%
	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Building Equity Sooner Series 2012:
3,375	5.000%, 12/01/21	No Opt. Call	AA	3,590,797
4,910	5.000%, 12/01/22	No Opt. Call	AA	5,391,229

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$ 620	Kershaw County Public Schools Foundation, South Carolina, Installment Purchase Revenue Bonds, Kershaw County School District, Refunding Series 2015, 5.000%, 12/01/20	No Opt. Call	A1	$635,562
1,040	Lexington County Health Services District, Inc, South Carolina, Hospital Revenue Bonds, Refunding Series 2011, 5.000%, 11/01/22	11/21 at 100.00	A1	1,092,218
350	Lexington County Health Services District, Inc, South Carolina, Hospital Revenue Bonds, Refunding Series 2017, 5.000%, 11/01/26	No Opt. Call	A1	414,789
380	McCormick County, South Carolina, Hospital Facilities Revenue Refunding and Improvement Bonds, McCormick Health Care Center Project, Series 2006, 8.000%, 3/01/21 (ETM)	No Opt. Call	N/R (5)	403,119
3,620	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series 2018A, 4.000%, 10/01/48 (Mandatory Put 2/01/24)	11/23 at 100.30	Aa2	3,743,008
1,135	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2019B, 2.650%, 7/01/34	1/29 at 100.00	Aaa	1,151,923
	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, FMU Student Housing LLC - Francis Marion University Project, Series 2014A:
1,020	5.000%, 8/01/22	No Opt. Call	Baa3	1,039,839
1,035	5.000%, 8/01/24	No Opt. Call	Baa3	1,076,214
	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A:
1,450	5.250%, 8/01/24 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (5)	1,644,199
2,850	5.250%, 8/01/25 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (5)	3,231,700
3,500	5.250%, 8/01/26 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (5)	3,968,755
2,000	5.000%, 8/01/27 (Pre-refunded 8/01/23)	8/23 at 100.00	N/R (5)	2,251,560
1,750	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/21	No Opt. Call	A	1,850,537
1,250	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A, 5.000%, 12/01/22	No Opt. Call	A	1,355,350
1,000	Sumter Two School Facilities, Inc, South Carolina, Installment Purchase Revenue Refunding Bonds, Sumter County School District 2 Project, Series 2016, 5.000%, 12/01/20 – BAM Insured	No Opt. Call	AA	1,022,480
31,285	Total South Carolina			33,863,279
	South Dakota – 0.2%
455	South Dakota Building Authority, Revenue Bonds, Series 2013B, 5.000%, 6/01/20	No Opt. Call	AA+	457,903
	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B:
320	4.000%, 11/01/20	No Opt. Call	A+	325,222
525	4.000%, 11/01/21	No Opt. Call	A+	547,439
650	5.000%, 11/01/24	No Opt. Call	A+	754,097
	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015:
650	5.000%, 11/01/20	No Opt. Call	A+	664,359
800	5.000%, 11/01/21	No Opt. Call	A+	846,672
1,130	5.000%, 11/01/22	No Opt. Call	A+	1,235,632

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Dakota (continued)
$ 4,500	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds, Series 2018A, 3.550%, 11/01/33	5/27 at 100.00	AAA	$ 4,825,980
9,030	Total South Dakota			9,657,304
	Tennessee – 1.1%
	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, CommonSpirit Health, Series 2019A-1:
1,000	5.000%, 8/01/25	No Opt. Call	BBB+	1,139,480
1,750	5.000%, 8/01/26	No Opt. Call	BBB+	2,032,870
1,500	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A, 4.000%, 1/01/21	No Opt. Call	A+	1,529,310
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, East Tennessee Children's Hospital, Series 2019:
2,325	5.000%, 11/15/32	2/29 at 100.00	A	2,890,510
2,810	5.000%, 11/15/33	2/29 at 100.00	A	3,468,383
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
810	4.000%, 11/01/20	No Opt. Call	A	823,122
500	4.000%, 11/01/21	No Opt. Call	A	521,370
1,030	5.000%, 11/01/22	11/21 at 100.00	A	1,081,222
	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue Bonds, Subordinate Lien Refunding Series 2012:
2,700	5.000%, 7/01/21	No Opt. Call	AA-	2,830,383
1,890	5.000%, 7/01/22	No Opt. Call	AA-	2,042,995
2,160	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2015-1C, 3.850%, 7/01/32	1/25 at 100.00	AA+	2,321,568
5,000	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-1, 3.400%, 7/01/34	7/28 at 100.00	AA+	5,446,550
4,920	Tennessee Housing Development Agency, Residential Finance Program Bonds, Series 2019-2, 2.800%, 7/01/34	7/28 at 100.00	AA+	5,175,938
8,680	The Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds, Series 2018, 4.000%, 11/01/49 (Mandatory Put 11/01/25)	8/25 at 100.22	A	9,030,325
21,600	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 4.000%, 5/01/48 (Mandatory Put 5/01/23)	2/23 at 100.43	A	22,138,488
58,675	Total Tennessee			62,472,514
	Texas – 5.4%
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016:
1,040	5.000%, 1/01/21	No Opt. Call	A-	1,068,735
1,430	5.000%, 1/01/22	No Opt. Call	A-	1,521,077
2,500	5.000%, 1/01/23	No Opt. Call	A-	2,642,175
3,570	5.000%, 1/01/24	No Opt. Call	A-	3,833,609

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Corpus Christi Business and Job Development Corporation, Texas, Sales Tax Revenue Bonds, Arena Project, Refunding Series 2014:
$ 1,000	5.000%, 9/01/21	No Opt. Call	AA	$1,053,980
650	5.000%, 9/01/22	No Opt. Call	AA	705,224
5,000	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2019, 5.000%, 12/01/24	No Opt. Call	AA+	5,841,450
4,000	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2020B Forward Delivery, 5.000%, 12/01/23 (WI/DD, Settling 9/02/20)	No Opt. Call	AA+	4,478,440
	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding & Improvement Series 2016:
9,690	1.350%, 11/01/20 (AMT), 144A	No Opt. Call	A+	9,699,496
30,640	1.600%, 11/01/21 (AMT), 144A	No Opt. Call	A+	30,840,692
	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B:
2,600	5.000%, 11/01/20	No Opt. Call	A+	2,658,344
5,000	5.000%, 11/01/21	11/20 at 100.00	A+	5,113,650
1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2014A, 5.250%, 11/01/26 (AMT)	11/23 at 100.00	A+	1,095,790
	El Paso, El Paso County, Texas, Water and Sewer Revenue Bonds, Refunding Series 2019B:
2,525	5.000%, 3/01/23	No Opt. Call	AA+	2,796,059
2,660	5.000%, 3/01/24	No Opt. Call	AA+	3,033,890
3,000	5.000%, 3/01/25	No Opt. Call	AA+	3,514,560
3,945	5.000%, 3/01/26	No Opt. Call	AA+	4,733,172
4,160	5.000%, 3/01/27	No Opt. Call	AA+	5,113,597
1,020	5.000%, 3/01/28	No Opt. Call	AA+	1,282,558
18,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Bond Anticipation Note Series 2014A, 5.000%, 2/01/23	No Opt. Call	A+	19,564,380
5,135	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2019B-1, 5.000%, 7/01/49 (Mandatory Put 12/01/22)	9/22 at 100.88	A+	5,563,567
3,260	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2019B-2, 5.000%, 7/01/49 (Mandatory Put 12/01/24)	9/24 at 100.84	A+	3,704,631
3,020	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A, 5.000%, 12/01/24	No Opt. Call	A+	3,432,743
17,500	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Texas Childrens Hospital, Series 2019B, 5.000%, 10/01/41 (Mandatory Put 10/01/24)	No Opt. Call	AA	19,972,575
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
575	5.000%, 11/15/20	No Opt. Call	A3	587,138
480	5.000%, 11/15/21	No Opt. Call	A3	506,218

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
$ 11,635	5.000%, 11/15/22 – AGM Insured	No Opt. Call	AA	$12,734,973
8,630	5.000%, 11/15/23 – AGM Insured	No Opt. Call	AA	9,735,676
5,205	5.000%, 11/15/24 – AGM Insured	No Opt. Call	AA	6,040,142
	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018C:
4,000	5.000%, 7/01/29 (AMT)	7/28 at 100.00	AA	4,720,680
6,000	5.000%, 7/01/30 (AMT)	7/28 at 100.00	AA	7,060,740
3,000	5.000%, 7/01/31 (AMT)	7/28 at 100.00	AA	3,521,970
2,250	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011B, 5.000%, 7/01/20	No Opt. Call	A+	2,268,495
6,500	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2020A Forward Delivery, 5.000%, 11/15/32 (WI/DD, Settling 8/19/20)	11/30 at 100.00	AA	8,572,850
	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015:
1,000	5.000%, 11/01/20 (AMT)	No Opt. Call	A1	1,022,030
1,000	5.000%, 11/01/21 (AMT)	No Opt. Call	A1	1,058,660
1,720	5.000%, 11/01/22 (AMT)	No Opt. Call	A1	1,850,290
1,455	5.000%, 11/01/23 (AMT)	No Opt. Call	A1	1,601,940
1,500	5.000%, 11/01/24 (AMT)	No Opt. Call	A1	1,686,930
1,025	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 4.000%, 12/01/21	No Opt. Call	B1	1,034,932
2,175	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)	10/21 at 105.00	BB-	2,225,852
	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children's Medical Center Dallas Project, Series 2012:
2,795	5.000%, 8/15/21	No Opt. Call	Aa2	2,939,194
2,010	5.000%, 8/15/22	No Opt. Call	Aa2	2,185,131
6,415	5.000%, 8/15/23 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (5)	7,001,652
7,650	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/24 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (5)	8,067,384
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2014A:
4,030	5.000%, 1/01/22	No Opt. Call	A+	4,294,650
4,945	5.000%, 1/01/23	No Opt. Call	A+	5,435,593
7,045	5.000%, 1/01/24	No Opt. Call	A+	7,972,615
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2017A:
5,000	5.000%, 1/01/23	No Opt. Call	A+	5,496,050
3,260	5.000%, 1/01/24	1/23 at 100.00	A+	3,584,370
3,200	5.000%, 1/01/27	1/26 at 100.00	A+	3,757,504
3,815	Texas Department of Housing and Community Affairs, Residential Mortgage Revenue Bonds, Premium Series 2019A, 3.500%, 7/01/34	7/28 at 100.00	Aaa	4,199,438

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 6,750	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/20	No Opt. Call	A3	$6,848,077
20,380	Texas State, General Obligation Bonds, Tax & Revenue Anticipation Note Series 2019, 4.000%, 8/27/20	No Opt. Call	N/R	20,611,517
	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Taxable Series 2018A:
7,025	5.000%, 10/15/23	No Opt. Call	AAA	7,946,820
13,040	5.000%, 10/15/24	No Opt. Call	AAA	15,203,206
287,855	Total Texas			315,037,111
	Utah – 0.0%
	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
1,090	5.000%, 9/01/20	No Opt. Call	AA-	1,107,080
2,075	5.000%, 9/01/21	No Opt. Call	AA-	2,185,494
3,165	Total Utah			3,292,574
	Virginia – 1.5%
10,250	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Bond Anticipation Notes Series 2019, 5.000%, 11/01/23	No Opt. Call	BBB	11,160,713
	Fairfax County Economic Development Authority, Virginia, Revenue Bonds, Wiehle Avenue Metrorail Station Parking Project, Refunding Series 2020 Forward Delivery:
2,160	5.000%, 8/01/24 (WI/DD, Settling 5/05/20)	No Opt. Call	AA+	2,497,846
2,095	5.000%, 8/01/25 (WI/DD, Settling 5/05/20)	No Opt. Call	AA+	2,487,331
2,045	5.000%, 8/01/26 (WI/DD, Settling 5/05/20)	No Opt. Call	AA+	2,496,147
2,850	5.000%, 8/01/27 (WI/DD, Settling 5/05/20)	No Opt. Call	AA+	3,557,855
1,600	5.000%, 8/01/29 (WI/DD, Settling 5/05/20)	No Opt. Call	AA+	2,078,960
10,570	Halifax County Industrial Development Authority, Virginia, Recovery Zone Facility Revenue Bonds, Virginia Electric & Power Company Project, Series 2010A, 2.150%, 12/01/41 (Mandatory Put 9/01/20)	No Opt. Call	A2	10,549,494
21,640	Loudoun County Economic Development Authority, Virginia, Lease Revenue Bonds, Metrorail Service District Improvement Silver Line Phase 2 Project, Series 2018, 2.000%, 4/01/22	5/20 at 100.00	AA+	21,672,676
5,240	Norfolk Economic Development Authority, Virginia, Hospital Facility Revenue Bonds, Sentara Healthcare Systems, Refunding Series 2018A, 5.000%, 11/01/48 (Mandatory Put 11/01/28)	No Opt. Call	AA	6,481,146
15,005	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 2.150%, 10/01/40 (Mandatory Put 9/01/20)	No Opt. Call	A2	14,975,890
11,990	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.875%, 11/01/40 (Mandatory Put 6/01/20)	No Opt. Call	A2	11,975,132
85,445	Total Virginia			89,933,190
	Washington – 2.7%
10,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	Aa2	11,133,800

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 5,000	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Refunding Series 2015C, 5.000%, 7/01/25	No Opt. Call	Aa2	$5,877,500
10,545	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Refunding Series 2017A, 5.000%, 7/01/27	No Opt. Call	Aa2	12,965,078
	King County Public Hospital District 1, Washington, Limited Tax General Obligation Bonds, Valley Medical Center, Refunding Series 2016:
6,485	5.000%, 12/01/23	No Opt. Call	A2	7,310,735
7,285	5.000%, 12/01/24	No Opt. Call	A2	8,450,017
	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Refunding Series 2013B:
1,525	5.000%, 12/01/20	No Opt. Call	A1	1,563,796
2,095	5.000%, 12/01/21	No Opt. Call	A1	2,227,886
12,105	Spokane, Washington, Water and Wastewater System Revenue Bonds, Green Series 2014, 4.000%, 12/01/32	12/24 at 100.00	AA	13,436,792
2,000	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/27	No Opt. Call	BBB+	2,357,520
3,980	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49 (Mandatory Put 8/01/24)	2/24 at 100.00	BBB+	4,474,555
5,955	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	2/25 at 100.00	BBB+	6,853,788
6,295	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-3, 5.000%, 8/01/49 (Mandatory Put 8/01/26)	2/26 at 100.00	BBB+	7,386,364
3,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A+	3,073,320
	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2015:
1,500	5.000%, 1/01/21	No Opt. Call	A+	1,540,080
5,730	5.000%, 1/01/22	No Opt. Call	A+	6,084,687
1,950	5.000%, 1/01/24	No Opt. Call	A+	2,200,653
1,310	5.000%, 1/01/25	No Opt. Call	A+	1,520,373
1,065	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/21	No Opt. Call	AA-	1,128,634
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012B:
10,000	4.000%, 10/01/42 (Mandatory Put 10/01/21)	No Opt. Call	AA-	10,358,200
10,985	5.000%, 10/01/42 (Mandatory Put 10/01/21)	No Opt. Call	AA-	11,540,402
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2018B:
1,250	5.000%, 10/01/25	No Opt. Call	AA-	1,486,800
1,865	5.000%, 10/01/26	No Opt. Call	AA-	2,271,253
3,010	5.000%, 10/01/27	No Opt. Call	AA-	3,745,162
2,100	5.000%, 10/01/28	No Opt. Call	AA-	2,669,121
6,000	Washington State Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2008, 2.125%, 6/01/20, 144A	5/20 at 100.00	A-	6,005,220

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 20,175	Washington State, General Obligation Bonds, Refunding Various Purpose Series 2013R-13C, 5.000%, 7/01/21	No Opt. Call	Aaa	$ 21,167,206
143,210	Total Washington			158,828,942
	West Virginia – 0.4%
6,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Refunding Series 2015A, 2.550%, 3/01/40 (Mandatory Put 4/01/24)	No Opt. Call	A-	6,066,960
4,010	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Series 2009A, 2.625%, 12/01/42 (Mandatory Put 6/01/22)	No Opt. Call	A-	4,041,719
4,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Series 2009B, 2.625%, 12/01/42 (Mandatory Put 6/01/22)	No Opt. Call	A-	4,031,640
6,765	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory Put 9/01/20) (AMT)	No Opt. Call	A-	6,746,870
4,095	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Wheeling Power Company - Mitchell Project, Series 2013A, 3.000%, 6/01/37 (Mandatory Put 4/01/22) (AMT)	No Opt. Call	A-	4,163,468
1,030	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/24	No Opt. Call	Baa1	1,181,709
25,900	Total West Virginia			26,232,366
	Wisconsin – 0.9%
1,000	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016A, 5.000%, 1/01/24 (AMT)	No Opt. Call	BBB	1,015,270
	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C:
2,250	4.050%, 11/01/30	5/26 at 100.00	BBB	2,075,940
5,000	4.300%, 11/01/30 (AMT)	5/26 at 100.00	BBB	4,714,950
2,845	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc, Series 2012A, 5.000%, 7/15/27 – AGM Insured (Pre-refunded 7/15/21)	7/21 at 100.00	Aa3 (5)	2,988,132
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc, Refunding 2012C:
420	5.000%, 8/15/20 (ETM)	No Opt. Call	N/R (5)	425,762
1,480	5.000%, 8/15/21 (ETM)	No Opt. Call	N/R (5)	1,555,110
55	5.000%, 8/15/23 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (5)	59,759
6,285	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Hospital Sisters Services, Inc, Refunding Series 2014A, 5.000%, 11/15/22	No Opt. Call	AA-	6,889,428
3,150	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ProHealth Care, Inc Obligated Group, Refunding Series 2015, 3.375%, 8/15/29	8/24 at 100.00	A+	3,366,185
4,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint Camillus Health System Inc, TEMPS 50 Series 2019B-3, 2.250%, 11/01/26	11/21 at 100.00	N/R	3,764,680
4,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint Camillus Health System Inc, TEMPS 70 Series 2019B-2, 2.550%, 11/01/27	11/21 at 100.00	N/R	3,756,480

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 6,250	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint Camillus Health System Inc, TEMPS 85 Series 2019B-1, 2.825%, 11/01/28	11/21 at 100.00	N/R	$5,903,937
	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2019C:
1,770	2.200%, 3/01/31	9/28 at 100.00	AA	1,763,929
1,785	2.200%, 9/01/31	9/28 at 100.00	AA	1,775,343
4,930	2.500%, 9/01/34	9/28 at 100.00	AA	4,942,079
	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2019A:
1,700	1.550%, 11/01/38 (Mandatory Put 11/01/21)	11/20 at 100.00	AA	1,701,870
6,000	1.600%, 11/01/48 (Mandatory Put 11/01/22)	11/21 at 100.00	AA	5,996,340
	WPPI Energy, Wisconsin, Power Supply System Revenue Bonds, Refunding Series 2014A:
670	5.000%, 7/01/25	7/24 at 100.00	A1	763,411
1,000	5.000%, 7/01/26	7/24 at 100.00	A1	1,139,420
725	5.000%, 7/01/27	7/24 at 100.00	A1	826,080
55,315	Total Wisconsin			55,424,105
	Wyoming – 0.4%
20,175	Sweetwater County, Wyoming, Pollution Control Revenue Refunding Bonds, Idaho Power Company Project, Series 2006, 1.700%, 7/15/26	No Opt. Call	A1	20,062,020
2,500	Wyoming Community Development Authority, Housing Revenue Bonds, 2019 Series 3, 2.450%, 12/01/34	12/28 at 100.00	AA+	2,503,925
22,675	Total Wyoming			22,565,945
$ 5,411,979	Total Municipal Bonds (cost $5,598,188,077)			5,638,905,624

Shares	Description (1)	Value
	COMMON STOCKS – 1.1%
	Electric Utilities – 1.1%
2,798,849	Energy Harbor Corp (8), (9)	$ 63,323,959
	Total Common Stocks (cost $59,740,066)	63,323,959
	Total Long-Term Investments (cost $5,657,928,143)	5,702,229,583

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 3.2%
	MUNICIPAL BONDS – 3.2%
	National – 1.3%
$ 9,538	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class C Series 2018, Variable Rate Demand Obligations, 5.510%, 11/30/21 (SIFMA reference rate + 0.800% spread), 144A (4), (10)	No Opt. Call	A+	$9,538,167
57,400	JPMorgan Chase Putters/Drivers Trust Various States, Variable Rate Demand Obligations, Series 5027, 4.960%, 6/01/21 (AMT) (Mandatory Put 5/04/20), 144A (10)	No Opt. Call	F1+	57,400,000

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	National (continued)
$ 10,000	JPMorgan Chase Putters/Drivers Trust Various States, Variable Rate Demand Obligations, Series 5028, 4.960%, 6/01/21 (AMT) (Mandatory Put 5/04/20), 144A (10)	No Opt. Call	F1+	$ 10,000,000
76,938	Total National			76,938,167
	Alabama – 0.4%
23,435	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Variable Rate Demand Obligations, Series 2008, 2.900%, 7/15/34 (Mandatory Put 12/12/23) (10)	No Opt. Call	A-1	24,189,607
	District of Columbia – 0.0%
2,015	Metropolitan Washington DC Airports Authority, District of Columbia, Airport System Revenue Bonds, Variable Rate Demand Obligations, Series 2010C-2, 4.500%, 10/01/39 (Mandatory Put 5/07/20) (10)	5/20 at 100.00	A-1	2,015,000
	Florida – 0.6%
27,250	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations, Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (10)	6/20 at 104.00	N/R	24,677,328
10,000	Jacksonville, Florida, Health Care Facilities Revenue Bonds, Baptist Health, Variable Rate Demand Obligations, Refunding Series 2019C, 3.730%, 8/01/36 (Mandatory Put 5/07/20) (10)	5/20 at 100.00	A-1+	10,000,000
37,250	Total Florida			34,677,328
	Illinois – 0.1%
7,000	Peoria County, Illinois, General Obligation Bonds, Alternate Revenue Source, Variable Rate Demand Obligations, Tender Option Bond Floater 16-XM0274, 5.250%, 6/15/20 (Mandatory Put 5/07/20), 144A (10)	No Opt. Call	A-1	7,000,000
	Michigan – 0.2%
11,200	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Variable Rate Demand Obligations, Series 2006C, 4.750%, 12/01/35 (Mandatory Put 5/06/20) (10)	5/20 at 100.00	A-1	11,200,000
	New York – 0.2%
8,210	New York City, New York, General Obligation Bonds, Variable Rate Demand Obligations, Fiscal Series 2005E-3, 4.670%, 8/01/34 (Mandatory Put 5/07/20) (10)	No Opt. Call	F1+	8,210,000
	North Carolina – 0.0%
790	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Variable Rate Demand Obligations, Series 2008B, 4.950%, 3/01/35 (Mandatory Put 5/06/20) (10)	5/20 at 100.00	A-1	790,000
	Ohio – 0.3%
9,150	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Variable Rate Demand Obligations, Series 2009A, 4.750%, 11/15/41 (Mandatory Put 5/06/20) (10)	5/20 at 100.00	F1	9,150,000
7,500	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Variable Rate Demand Obligations, Tender Option Bond Trust Floaters 2015-XF0029, 4.860%, 11/15/23 (Mandatory Put 5/07/20), 144A (10)	No Opt. Call	F1	7,500,000
16,650	Total Ohio			16,650,000

Nuveen Limited Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin – 0.1%
$ 5,165	Public Finance Authority of Wisconsin, Variable Rate Demand Obligations, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Variable Rate Demand Obligations, Refunding Series 2016A-3, 2.000%, 7/01/29 (AMT) (Mandatory Put 6/01/21) (10)	No Opt. Call	A-2	$ 5,162,572
$ 188,653	Total Short-Term Investments (cost $188,661,732)			186,832,674
	Total Investments (cost $5,846,589,875) – 100.2%			5,889,062,257
	Borrowings – (0.7)% (11)			(43,400,000)
	Other Assets Less Liabilities – 0.5%			33,799,116
	Net Assets – 100%			$ 5,879,461,373
(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(8)	Common Stock received as part of the bankruptcy settlements for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35, Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35, Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23, Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23,Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 0.000%, 1/01/34,Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/20, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33, Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40, Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.
(9)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(10)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(11)	Borrowings as a percentage of Total Investments is 0.7%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
DD1	Portion of investment purchased on a delayed delivery basis.
ETM	Escrowed to maturity
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
SIFMA	Securities Industry and Financial Market Association
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Short Term Municipal Bond Fund
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 82.6%
	MUNICIPAL BONDS – 82.5%
	Alabama – 3.5%
$ 6,335	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series 2018A, 4.000%, 12/01/48 (Mandatory Put 12/01/23)	9/23 at 100.31	A	$6,520,679
6,500	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 4.000%, 7/01/46 (Mandatory Put 6/01/21)	3/21 at 100.59	Aa2	6,573,515
4,000	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%, 8/01/47 (Mandatory Put 7/01/22)	4/22 at 100.52	Aa2	4,083,160
7,335	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2, Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)	3/24 at 100.29	A	7,594,879
700	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A	5/29 at 100.00	N/R	668,521
24,870	Total Alabama			25,440,754
	Alaska – 0.4%
1,565	Alaska State, International Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 10/01/23 (AMT)	10/20 at 100.00	A1	1,589,289
1,350	Alaska State, International Airport System Revenue Bonds, Refunding Series 2016C, 5.000%, 10/01/20 (AMT)	No Opt. Call	A1	1,373,719
5	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	4/20 at 100.00	A2	5,001
2,920	Total Alaska			2,968,009
	Arizona – 1.9%
1,320	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)	No Opt. Call	A+	1,349,225
6,880	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (Mandatory Put 6/03/24) (AMT)	No Opt. Call	A+	7,628,819
	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A:
450	5.000%, 9/01/22	No Opt. Call	A2	488,570
500	5.000%, 9/01/23	No Opt. Call	A2	558,785
1,500	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2019B, 5.000%, 7/01/24 (AMT)	No Opt. Call	A+	1,682,205
1,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/21 (AMT)	No Opt. Call	AA-	1,046,760
1,200	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/20	No Opt. Call	A3	1,223,628
12,850	Total Arizona			13,977,992

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California – 4.0%
$ 5,605	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2017C, 5.000%, 8/01/31 (Mandatory Put 11/01/22)	No Opt. Call	AA-	$6,131,926
550	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Refunding Series 2016, 5.000%, 8/01/20, 144A	No Opt. Call	BBB	556,292
4,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2017A-1, 5.000%, 6/01/21	No Opt. Call	A	4,143,080
2,990	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Bond Anticipation Notes Series 2017, 0.000%, 4/01/22	No Opt. Call	Aa1	2,926,343
7,465	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2017D, 5.000%, 5/01/23 (AMT)	No Opt. Call	A+	8,149,018
7,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Refunding Second Series 2019H, 5.000%, 5/01/21 (AMT)	No Opt. Call	A+	7,248,500
27,610	Total California			29,155,159
	Colorado – 3.9%
1,400	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2017A, 5.000%, 12/01/20	No Opt. Call	Aa2	1,436,568
	Bromley Park Metropolitan District No 2, In the City of Brighton, Adams and Weld Counties, Colorado, Senior General Obligation Limited Tax Refunding Bonds, Series 2018A:
250	5.000%, 12/01/21 – BAM Insured	No Opt. Call	AA	265,087
550	5.000%, 12/01/22 – BAM Insured	No Opt. Call	AA	601,172
470	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Vanguard School Project, Refunding & Improvement Series 2016, 4.000%, 6/15/20	No Opt. Call	A+	472,608
1,200	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, 5.000%, 6/01/21 (ETM)	No Opt. Call	N/R (4)	1,253,952
2,070	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	2/25 at 100.00	BBB+	2,382,425
190	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2017A, 5.000%, 5/15/21	No Opt. Call	A-	197,266
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.000%, 11/15/22 (AMT)	No Opt. Call	A+	1,083,760
	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A:
5,000	5.000%, 12/01/22 (AMT)	No Opt. Call	A+	5,425,500
2,000	5.000%, 12/01/25 (AMT)	No Opt. Call	A+	2,324,080
1,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016, 4.000%, 12/01/21	No Opt. Call	Baa2	1,002,670
750	El Paso County School District 2, Harrison, Colorado, General Obligation Bonds, Series 2019, 5.000%, 12/01/20	No Opt. Call	AA	769,590
2,000	Grand River Hospital District, Garfield and Mesa Counties, Colorado, General Obligation Bonds, Series 2018, 5.000%, 12/01/21 – AGM Insured	No Opt. Call	AA	2,123,080
4,000	Moffat County, Colorado, Pollution Control Revenue Bonds, Tri-State Generation and Transmission Association, Inc Project, Refunding Series 2009, 2.000%, 3/01/36 (Mandatory Put 10/03/22)	No Opt. Call	A-	4,009,640

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 225	Northglenn Urban Renewal Authority, Northglenn, Colorado, Tax Increment Revenue Bonds, Urban Renewal Plan 2, Series 2019, 4.000%, 12/01/21	No Opt. Call	BBB-	$232,511
	Pueblo Urban Renewal Authority, Colorado, State Sales Tax Increment Revenue Bonds, Regional Tourism Project, Series 2017:
700	2.750%, 6/01/20	No Opt. Call	N/R	698,880
2,040	3.000%, 6/01/21	No Opt. Call	N/R	2,018,560
	Vauxmont Metropolitan District, Arvada, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Convertible to Unlimited Tax Refunding Subordinate Series 2019:
100	5.000%, 12/15/21 – AGM Insured	No Opt. Call	AA	105,484
105	5.000%, 12/15/22 – AGM Insured	No Opt. Call	AA	113,780
260	5.000%, 12/15/24 – AGM Insured	No Opt. Call	AA	295,373
1,530	Weld County School District RE1, Colorado, General Obligation Bonds, Series 2017, 5.000%, 12/15/20	No Opt. Call	AA	1,572,289
26,840	Total Colorado			28,384,275
	District of Columbia – 0.9%
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2017:
2,475	5.000%, 10/01/20 (AMT)	No Opt. Call	AA-	2,521,109
1,205	5.000%, 10/01/21 (AMT)	No Opt. Call	AA-	1,272,191
2,175	Washington Convention and Sports Authority, Washington DC, Dedicated Tax Revenue Bonds, Refunding Senior Lien Series 2018A, 5.000%, 10/01/22	No Opt. Call	AA+	2,358,635
5,855	Total District of Columbia			6,151,935
	Florida – 4.4%
1,450	Broward County, Florida, Airport System Revenue Bonds, Refunding Series 2012P-1, 5.000%, 10/01/22 (AMT)	No Opt. Call	A+	1,554,327
1,000	Broward County, Florida, Airport System Revenue Bonds, Series 2015A, 5.000%, 10/01/23 (AMT)	No Opt. Call	A+	1,097,000
415	Broward County, Florida, Airport System Revenue Bonds, Series 2017, 5.000%, 10/01/21 (AMT)	No Opt. Call	A+	438,203
1,300	Broward County, Florida, Airport System Revenue Bonds, Series 2019A, 5.000%, 10/01/24 (AMT)	No Opt. Call	A+	1,456,962
750	Broward County, Florida, Port Facilities Revenue Bonds, Series 2019B, 5.000%, 9/01/23 (AMT)	No Opt. Call	A1	839,243
2,500	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019B, 0.620%, 1/01/49 (Mandatory Put 6/18/20) (AMT)	No Opt. Call	Aaa	2,498,475
15,000	Florida State Board of Education, Public Education Capital Outlay Bonds, Refunding Series 2019A, 5.000%, 6/01/22	No Opt. Call	AAA	16,238,100
1,500	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds, Refunding Priority Subordinated Series 2016, 5.000%, 10/01/21 (AMT)	No Opt. Call	A+	1,583,865
1,285	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/21 (AMT)	No Opt. Call	AA-	1,356,844

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,750	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2018E, 5.000%, 10/01/22 (AMT)	No Opt. Call	AA-	$1,878,555
1,035	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami Jewish Health System Inc Project, Series 2017, 5.000%, 7/01/22	No Opt. Call	BBB-	1,018,336
1,000	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015, 5.000%, 5/01/21	No Opt. Call	AA	1,040,550
860	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2017, 5.000%, 8/15/21	No Opt. Call	AA-	904,488
29,845	Total Florida			31,904,948
	Georgia – 1.6%
1,500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project, Series 2016D, 5.000%, 1/01/21	No Opt. Call	A2	1,539,735
515	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Wellstar Health System, Inc, Series 2017A, 5.000%, 4/01/20	No Opt. Call	A	515,000
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
389	5.500%, 7/15/23 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (4)	404,610
1,035	5.500%, 7/15/30 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (4)	1,092,981
1,136	5.500%, 1/15/36 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R (4)	1,199,903
1,000	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019A, 5.000%, 5/15/21	No Opt. Call	A3	1,022,450
3,055	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019B, 4.000%, 8/01/49 (Mandatory Put 12/02/24)	9/24 at 100.43	Aa1	3,262,526
2,470	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Variable Rate Demand Bonds Series 2018A, 4.000%, 9/01/22	No Opt. Call	Aa2	2,603,330
11,100	Total Georgia			11,640,535
	Idaho – 0.8%
4,000	Idaho Health Facilities Authority, Hospital Revenue Bonds, CHE Trinity Health Group, Series 2013ID, 0.700%, 12/01/48 (Mandatory Put 8/03/20)	5/20 at 100.00	Aa3	3,999,480
1,710	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016, 5.000%, 9/01/22	No Opt. Call	BB+	1,824,963
5,710	Total Idaho			5,824,443
	Illinois – 5.0%
400	Board of Regents of Illinois State University, Auxiliary Facilities System Revenue Bonds, Series 2018A, 5.000%, 4/01/22 – AGM Insured	No Opt. Call	AA	424,104
3,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017E, 5.000%, 12/01/21	No Opt. Call	BB	3,033,540
425	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2019A, 0.000%, 12/01/25	No Opt. Call	BB	345,516
660	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	Baa2	646,615
2,000	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5337 State of Good Repair Formula Funds, Refunding Series 2017, 5.000%, 6/01/20	No Opt. Call	A+	2,011,400
4,795	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Refunding Senior Lien Series 2012A, 5.000%, 1/01/24 (AMT)	1/22 at 100.00	A	5,008,330

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 1,200	Cook County, Illinois, General Obligation Bonds, Refunding Series 2018, 5.000%, 11/15/21	No Opt. Call	A+	$1,221,324
1,145	Downers Grove, Illinois, General Obligation Bonds, Series 2012, 3.000%, 1/01/21 – Insured	No Opt. Call	AAA	1,159,244
100	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A, 4.500%, 12/01/20, 144A	No Opt. Call	N/R	100,118
1,095	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/20	No Opt. Call	A	1,113,867
5,375	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/21	No Opt. Call	BBB	5,436,221
3,100	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/23	No Opt. Call	BBB	3,221,303
280	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2010, 5.000%, 6/15/20	No Opt. Call	A-	281,756
1,250	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2018A, 5.000%, 1/01/22	No Opt. Call	AA-	1,321,800
5,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2019C, 5.000%, 1/01/25	No Opt. Call	AA-	5,743,500
125	Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene Counties Community College District 536, Illinois, General Obligation Bonds, Lewis & Clark Community College, Refunding Series 2020, 4.000%, 5/01/22 – AGM Insured	No Opt. Call	AA	131,763
2,750	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2017, 5.000%, 6/01/22	No Opt. Call	A	2,947,587
	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Southwestern Illinois Flood District Council Project, Series 2020:
500	4.000%, 4/15/23	No Opt. Call	AA-	538,180
450	5.000%, 4/15/24	No Opt. Call	AA-	511,708
1,000	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Refunding Series 2020, 4.000%, 1/01/22 – AGM Insured	No Opt. Call	AA	1,042,350
34,650	Total Illinois			36,240,226
	Indiana – 0.8%
1,500	Franklin, Indiana, Economic Development Revenue Bonds, Otterbein Homes Obligated Group, Series 2019B, 5.000%, 7/01/24	No Opt. Call	A	1,693,965
1,000	Indiana Finance Authority, Economic Development Revenue Bonds, Republic Service, Inc Project, Refunding Series 2010A, 1.150%, 5/01/34 (Mandatory Put 6/01/20) (AMT)	No Opt. Call	N/R	999,680
2,810	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company Project, Series 2008D, 2.050%, 4/01/25 (Mandatory Put 6/01/21)	No Opt. Call	A-	2,819,245
5,310	Total Indiana			5,512,890
	Iowa – 0.7%
1,225	Des Moines, Iowa, Stormwater Management Utility Revenue Bonds, Capital Loan Notes Series 2018C, 5.000%, 6/01/21	No Opt. Call	AA+	1,280,076
2,770	Iowa Finance Authority, Healthcare Revenue Bonds, Gensisi Health System, Refunding Series 2010, 5.000%, 7/01/20	No Opt. Call	A1	2,794,875
500	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Refunding Series 2019, 3.125%, 12/01/22	12/20 at 103.00	BB-	469,390
145	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013B, 5.250%, 12/01/50 (Mandatory Put 12/01/37)	12/22 at 105.00	BB-	148,758

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Iowa (continued)
$ 125	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27, 144A	4/20 at 104.00	BB-	$ 126,360
4,765	Total Iowa			4,819,459
	Kansas – 0.2%
	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Dogwood Project, Series 2018A:
500	5.000%, 4/01/22 – BAM Insured	No Opt. Call	AA	536,970
500	5.000%, 4/01/23 – BAM Insured	No Opt. Call	AA	554,510
1,000	Total Kansas			1,091,480
	Kentucky – 3.0%
10,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Refunding Series 2016C, 5.000%, 5/15/20	No Opt. Call	AA	10,046,000
3,785	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%, 1/01/49 (Mandatory Put 1/01/25)	10/24 at 100.24	A1	3,791,699
4,000	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-1, 4.000%, 12/01/49 (Mandatory Put 6/01/25)	3/25 at 100.19	A	4,168,120
3,310	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2002A, 2.300%, 9/01/26 (Mandatory Put 9/01/21)	No Opt. Call	A1	3,341,776
21,095	Total Kentucky			21,347,595
	Louisiana – 0.7%
505	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2015, 5.000%, 6/01/20	No Opt. Call	A1	508,116
2,250	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/20	No Opt. Call	AA-	2,270,925
2,465	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-1, 2.000%, 6/01/37 (Mandatory Put 4/01/23)	No Opt. Call	BBB	2,206,890
5,220	Total Louisiana			4,985,931
	Massachusetts – 0.7%
715	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care, Series 2016I, 5.000%, 7/01/21	No Opt. Call	A-	743,092
	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series 2017A:
375	4.000%, 7/01/20 (AMT)	No Opt. Call	AA	377,389
1,000	4.000%, 7/01/21 (AMT)	No Opt. Call	AA	1,031,160
1,000	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Refunding Series 2019B, 5.000%, 7/01/23 (AMT)	No Opt. Call	AA	1,104,320
1,550	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2016J, 4.000%, 7/01/20 (AMT)	No Opt. Call	AA	1,559,874
4,640	Total Massachusetts			4,815,835
	Michigan – 1.0%
1,705	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2017A-MI, 5.000%, 12/01/22	No Opt. Call	AA-	1,860,360

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 1,715	Michigan Finance Authority, Revenue Bonds, Ascension Senior Credit Group, Refunding Series 2016E-1, 4.000%, 11/15/44 (Mandatory Put 8/15/24)	No Opt. Call	AA+	$1,873,963
1,440	Michigan State Hospital Finance Authority, Revenue Bonds, McLaren Health Care Corporation, Refunding Series 2012A, 5.000%, 6/01/24	6/22 at 100.00	AA-	1,548,821
1,000	Michigan State, Grant Anticipation Bonds, Refunding Federal Highway Series 2016, 5.000%, 3/15/21	No Opt. Call	A2	1,036,860
1,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/23	No Opt. Call	A+	1,124,690
6,860	Total Michigan			7,444,694
	Minnesota – 8.7%
240	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 3.000%, 8/01/22	No Opt. Call	BB+	235,277
380	Brainerd, Minnesota, Electric Utility Revenue Bonds, Series 2014A, 3.000%, 12/01/20 – AGM Insured	No Opt. Call	AA	384,606
	Chatfield, Minnesota, Healthcare and Housing Facilities Revenue Bonds, Chosen Valley Care Center Project, Refunding Series 2019:
150	3.000%, 9/01/21	No Opt. Call	N/R	146,907
210	4.000%, 9/01/23	No Opt. Call	N/R	206,380
1,415	City of Red Wing, Minnesota, General Obligation Bonds, Series 2018A, 5.000%, 2/01/23	No Opt. Call	Aa2	1,565,683
615	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A, 2.500%, 8/01/21, 144A	No Opt. Call	N/R	600,738
440	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2016A, 4.000%, 7/01/21	No Opt. Call	BB+	440,880
	Duluth Independent School District 709, Minnesota, Certificates of Participation, Refunding Full Term Series 2019B:
645	5.000%, 2/01/22	No Opt. Call	Aa2	686,203
755	5.000%, 2/01/23	No Opt. Call	Aa2	827,857
	Duluth Independent School District 709, Minnesota, Certificates of Participation, Refunding Full Term Series 2019C:
255	5.000%, 2/01/21	No Opt. Call	Aa2	262,507
280	5.000%, 2/01/23	No Opt. Call	Aa2	307,020
2,115	Elk River Independent School District 728, Minnesota, General Obligation Bonds, Refunding School Building Series 2016A, 5.000%, 2/01/23	No Opt. Call	Aa2	2,339,592
1,130	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2019A, 4.375%, 8/01/29	8/27 at 102.00	BB+	1,109,988
995	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 3.000%, 11/01/21	No Opt. Call	BB	981,080
310	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Twin Cities International Schools Project, Series 2017A, 3.750%, 12/01/22, 144A	No Opt. Call	N/R	303,220
500	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A, 6.000%, 7/01/33	7/23 at 100.00	BB+	519,015
1,000	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014B, 5.000%, 1/01/25 (AMT)	1/24 at 100.00	A+	1,101,220

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 200	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2016C, 4.000%, 1/01/21	No Opt. Call	AA-	$203,788
1,250	Minnesota Housing Finance Agency, Rental Housing Revenue Bonds, Series 2019A, 2.000%, 8/01/20	4/20 at 100.00	AA+	1,251,725
2,000	Minnesota Housing Finance Agency, Rental Housing Revenue Bonds, Series 2019E, 1.400%, 8/01/21	2/21 at 100.00	AA+	1,998,140
965	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017A, 1.700%, 1/01/21 (AMT)	No Opt. Call	AA+	966,419
	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2020A:
690	1.150%, 7/01/21 (AMT)	No Opt. Call	AA+	686,957
300	1.450%, 7/01/24 (AMT)	No Opt. Call	AA+	297,039
325	Minnesota Office of Higher Education, Supplemental Student Loan Program Revenue Bonds, 2020 Senior Series, 5.000%, 11/01/24 (AMT)	No Opt. Call	AA	371,300
	Minnesota Office of Higher Education, Supplemental Student Loan Program Revenue Bonds, Senior Series 2018:
500	5.000%, 11/01/22 (AMT)	No Opt. Call	AA	542,220
400	5.000%, 11/01/23 (AMT)	No Opt. Call	AA	445,964
4,695	Minnesota State, General Obligation Bonds, Refunding Various Purpose Series 2016D, 5.000%, 8/01/22	No Opt. Call	AAA	5,119,193
2,210	Minnesota State, General Obligation Bonds, Various Purpose Series 2013A, 5.000%, 8/01/21	No Opt. Call	AAA	2,326,224
	Morris, Minnesota, Health Care Facilities Revenue Bonds, Farmington Health Services Project, Refunding Series 2019:
60	2.550%, 8/01/20	No Opt. Call	N/R	59,664
100	2.700%, 8/01/21	No Opt. Call	N/R	97,886
720	North Oaks, Minnesota, Senior Housing Revenue Bonds, Waverly Gardens Project, Refunding Series 2016, 4.000%, 10/01/23	No Opt. Call	N/R	723,499
5,100	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2017, 5.000%, 1/01/21	No Opt. Call	A-	5,248,665
9,480	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2011, 4.500%, 11/15/38 (Mandatory Put 11/15/21)	No Opt. Call	AA	9,864,888
2,500	Rosemount Independent School District 196, Dakota County, Minnesota, General Obligation Bonds, School Building Series 2016A, 5.000%, 2/01/23	No Opt. Call	AAA	2,759,575
295	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 3.000%, 4/01/21 (5)	No Opt. Call	N/R	200,600
2,395	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/23	No Opt. Call	AA-	2,657,731
45	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community of Peace Academy Project, Refunding Series 2015A, 2.750%, 12/01/20	No Opt. Call	BBB-	45,268

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes Bloomington Project, Refunding Series 2017:
$ 820	3.000%, 9/01/20	No Opt. Call	N/R	$819,098
500	3.000%, 9/01/21	No Opt. Call	N/R	497,865
500	3.000%, 9/01/22	No Opt. Call	N/R	496,310
315	Sartell, Minnesota, Health Care Facilities Revenue Bonds, Country Manor Campus LLC Project, Refunding Series 2017, 3.000%, 9/01/22	No Opt. Call	N/R	305,556
3,515	Sauk Rapids Independent School District 047, Benton County, Minnesota, General Obligation Bonds, Refunding School Building Series 2015A, 5.000%, 2/01/23	No Opt. Call	AAA	3,893,460
120	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A, 3.625%, 10/01/21	No Opt. Call	N/R	117,496
6,790	South Washington County Independent School District 833, Minnesota, General Obligation Bonds, Refunding School Building Series 2018B, 5.000%, 2/01/22	No Opt. Call	Aa2	7,256,948
	Wayzata, Minnesota Senior Housing Revenue Bonds, Folkestone Senior Living Community, Refunding Series 2019:
350	3.000%, 8/01/22	No Opt. Call	N/R	346,105
300	3.000%, 8/01/23	No Opt. Call	N/R	294,759
400	3.000%, 8/01/24	No Opt. Call	N/R	390,128
400	3.000%, 8/01/25	8/24 at 102.00	N/R	386,552
59,675	Total Minnesota			62,689,195
	Missouri – 3.7%
1,000	Arnold Retail Corridor Transportation Development District, Missouri, Sales Tax Revenue Bonds, Refunding Series 2019, 3.000%, 11/01/28	11/24 at 100.00	N/R	910,890
100	Belton School District 124, Cass County, Missouri, Certificates of Participation, Missouri School Boards Association, Series 2019, 4.000%, 1/15/22 – AGM Insured	No Opt. Call	AA	104,895
1,375	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2013A, 5.000%, 6/01/23	6/22 at 100.00	AA	1,478,799
400	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/21	No Opt. Call	BBB-	408,460
555	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2015, 3.250%, 5/15/28	5/23 at 100.00	A-	575,496
1,000	Clay County Reorganized School District R-1, Kearney, Missouri, General Obligation Bonds, School Building Series 2017, 5.000%, 3/01/22	No Opt. Call	AA+	1,072,860
145	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2016A, 2.375%, 3/01/21	No Opt. Call	N/R	143,672
1,250	Kansas City, Missouri, Water Revenue Bonds, Refunding Series 2019A, 5.000%, 12/01/22	No Opt. Call	AA+	1,376,662
1,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union Electric Company Project, Series 1998B, 2.900%, 9/01/33	7/27 at 102.00	A	1,060,720
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southeast Missouri State University, Refunding Series 2019:
200	5.000%, 10/01/23	No Opt. Call	A	223,848
505	5.000%, 10/01/24	No Opt. Call	A	579,745

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Wright Memorial Hospital, Series 2019:
$ 100	5.000%, 9/01/20	No Opt. Call	BBB-	$101,320
465	5.000%, 9/01/21	No Opt. Call	BBB-	485,390
275	5.000%, 9/01/22	No Opt. Call	BBB-	294,630
285	5.000%, 9/01/23	No Opt. Call	BBB-	312,907
	Missouri State University, Auxiliary Enterprise System Revenue Bonds, Series 2019A:
135	5.000%, 10/01/22	No Opt. Call	A+	146,953
230	5.000%, 10/01/23	No Opt. Call	A+	257,929
225	5.000%, 10/01/24	No Opt. Call	A+	258,620
	Plaza at Noah's Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015:
500	3.000%, 5/01/20	No Opt. Call	N/R	500,235
300	3.250%, 5/01/21	No Opt. Call	N/R	302,499
1,000	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Refunding Series 2016B, 5.000%, 12/01/21	No Opt. Call	AA+	1,063,080
	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
640	4.000%, 11/15/20	No Opt. Call	N/R	640,518
725	5.000%, 11/15/24	No Opt. Call	N/R	755,580
630	5.000%, 11/15/26	11/25 at 100.00	N/R	658,495
5,055	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport, Refunding Series 2017A, 5.000%, 7/01/22 – AGM Insured	No Opt. Call	AA	5,388,681
2,425	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport, Refunding Series 2017B, 4.000%, 7/01/20 – AGM Insured (AMT)	No Opt. Call	AA	2,441,781
2,000	Springfield, Missouri, Public Utility Revenue Bonds, Refunding Series 2015, 3.250%, 8/01/27	8/25 at 100.00	AA+	2,199,940
1,745	Springfield, Missouri, Special Obligation Bonds, Refunding Series 2017B, 5.000%, 7/01/21 (AMT)	No Opt. Call	Aa2	1,822,583
	Webster County Reorganized School District R-I Marshfield, Missouri, General Obligation Bonds, Refunding Series 2019B:
450	3.000%, 3/01/21	No Opt. Call	AA+	457,587
450	3.000%, 3/01/22	No Opt. Call	AA+	465,363
25,165	Total Missouri			26,490,138
	Montana – 0.3%
2,085	Montana State Board of Investments, Municipal Finance Consolidation Act Bonds, INTERCAP Revolving Program, Annual Adjustable Rate Tender Option, Series 2013, 1.000%, 3/01/38 (Mandatory Put 3/01/21)	3/21 at 100.00	N/R	2,071,823
	Nebraska – 0.7%
690	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	A	719,670
1,685	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/21	No Opt. Call	A	1,780,287

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Refunding Series 2017A:
$ 1,000	4.000%, 7/01/20	No Opt. Call	BBB	$1,005,650
1,555	5.000%, 7/01/22	No Opt. Call	BBB	1,660,133
4,930	Total Nebraska			5,165,740
	Nevada – 2.2%
3,000	Clark County, Nevada, Airport Revenue Bonds, Junior Subordinate Lien Notes Series 2017C, 5.000%, 7/01/21 (AMT)	No Opt. Call	A+	3,108,720
2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2017B, 5.000%, 7/01/20 (AMT)	No Opt. Call	Aa3	2,014,440
5,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2019E, 5.000%, 7/01/24	No Opt. Call	Aa3	5,633,450
	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,890	4.000%, 9/01/20	No Opt. Call	N/R	1,894,385
260	2.000%, 9/01/21	No Opt. Call	N/R	254,558
1,410	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/22	6/21 at 100.00	AA+	1,473,817
1,790	Nevada State, General Obligation Bonds, Capital Improvement & Refunding Series 2015E, 5.000%, 2/01/21	No Opt. Call	AA+	1,848,891
15,350	Total Nevada			16,228,261
	New Jersey – 5.3%
1,330	Lacey Township School District, Ocean County, New Jersey, General Obligation Bonds, Refunding Series 2016, 5.000%, 4/01/21 – BAM Insured	No Opt. Call	AA	1,380,354
7,000	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 5.000%, 7/01/23 – BAM Insured	No Opt. Call	AA	7,516,390
1,260	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Term Series 2019B-1, 5.000%, 7/01/43 (Mandatory Put 7/01/24)	4/24 at 100.87	AA-	1,457,706
	New Jersey Higher Education Assistance Authority, Senior Student Loan Revenue Bonds, Refunding Series 2018B:
1,000	5.000%, 12/01/20 (AMT)	No Opt. Call	Aaa	1,022,950
2,500	5.000%, 12/01/21 (AMT)	No Opt. Call	Aaa	2,641,075
6,500	5.000%, 12/01/22 (AMT)	No Opt. Call	Aaa	7,067,320
4,365	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1, 5.000%, 6/15/20	No Opt. Call	A+	4,382,198
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A:
1,335	5.000%, 6/15/22	No Opt. Call	A+	1,406,663
3,000	5.000%, 6/15/23	No Opt. Call	A+	3,213,690
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019A, 5.000%, 12/15/24	No Opt. Call	A-	1,071,520

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
$ 5,000	5.000%, 6/01/21	No Opt. Call	A	$5,132,700
1,685	5.000%, 6/01/23	No Opt. Call	A	1,794,862
35,975	Total New Jersey			38,087,428
	New Mexico – 1.0%
2,500	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2019B, 5.000%, 8/01/49 (Mandatory Put 8/01/25)	5/25 at 100.87	AA	2,964,325
	Santa Fe County, New Mexico, Gross Receipts Tax Revenue Bonds, Capital Outlay Series 2017:
1,615	5.000%, 6/01/21	No Opt. Call	AA+	1,688,773
2,110	5.000%, 6/01/22	No Opt. Call	AA+	2,282,746
6,225	Total New Mexico			6,935,844
	New York – 3.9%
1,770	Chautauqua County Capital Resource Corporation, New York, Multi-Mode Revenue Bonds, Jamestown Center City Development Corporation Project, Guaranteed by the Gebbie Foundation, Series 2013B, 2.500%, 11/01/31 (Mandatory Put 5/01/22)	No Opt. Call	AA-	1,770,159
14,030	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2016A Groups A,B&C, 5.000%, 3/15/22	No Opt. Call	AA+	15,041,703
1,765	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 1994B, 2.000%, 2/01/29 (Mandatory Put 5/01/20)	No Opt. Call	A-	1,765,530
3,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004C, 2.625%, 4/01/34 (Mandatory Put 7/03/23)	No Opt. Call	A-	3,088,680
3,985	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/20 (AMT)	No Opt. Call	BB	3,985,000
1,210	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Fifth Series 2014, 5.000%, 9/01/23 (AMT)	No Opt. Call	AA-	1,344,564
1,225	TSASC Inc, New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A, 5.000%, 6/01/20	No Opt. Call	A	1,229,900
26,985	Total New York			28,225,536
	North Carolina – 0.3%
1,745	North Carolina Central University, General Revenue Bonds, Refunding Series 2016, 5.000%, 10/01/23	No Opt. Call	A3	1,929,185
	North Dakota – 0.3%
	Grand Forks, North Dakota, Senior Housing and Nursing Facilities Revenue Bonds, Valley Homes Obligated Group, Series 2016A:
630	4.500%, 12/01/20	No Opt. Call	N/R	630,044
585	4.750%, 12/01/21	No Opt. Call	N/R	586,170
1,245	5.000%, 12/01/22	No Opt. Call	N/R	1,256,965
2,460	Total North Dakota			2,473,179

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio – 1.6%
$ 845	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Refunding Series 2017, 4.000%, 11/15/22	No Opt. Call	A	$903,432
850	Cleveland, Ohio, Airport System Revenue Bonds, Series 2019B, 5.000%, 1/01/22 (AMT)	No Opt. Call	A	900,796
685	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (5)	No Opt. Call	N/R	256,875
1,710	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power Company Project, Refunding Series 2005A, 2.100%, 1/01/29 (Mandatory Put 10/01/24) (AMT)	No Opt. Call	BBB+	1,649,842
2,310	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2018C, 5.000%, 1/15/42 (Mandatory Put 9/15/21)	No Opt. Call	A	2,419,933
4,000	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Series 2018D, 5.000%, 1/15/39 (Mandatory Put 9/15/23)	No Opt. Call	A	4,415,400
360	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc, Variable Rate Series 2020B, 5.000%, 1/15/50 (Mandatory Put 1/15/25)	1/25 at 100.00	A	411,915
500	Warren County, Ohio, Healthcare Facilities Revenue Bonds, Otterbein Homes Obligated Group, Refunding Series 2019A, 4.000%, 7/01/20	No Opt. Call	A	503,275
11,260	Total Ohio			11,461,468
	Oklahoma – 0.5%
1,005	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016, 5.000%, 6/01/20	No Opt. Call	A+	1,011,231
1,065	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2019, 5.000%, 6/01/24	No Opt. Call	A+	1,220,021
425	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine Project, Series 2018B, 5.000%, 8/15/22	No Opt. Call	Baa3	456,752
1,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Refunding Series 2015B, 5.000%, 6/01/20 – BAM Insured	No Opt. Call	AA	1,005,880
3,495	Total Oklahoma			3,693,884
	Oregon – 1.2%
4,620	Oregon Business Development Commission, Economic Development Revenue Bonds, Intel Corporation Project, 250 Series 2019, 5.000%, 3/01/49 (Mandatory Put 3/01/22) (AMT)	No Opt. Call	A+	4,929,309
3,000	Oregon Health and Science University, Revenue Bonds, Series 2019B-2, 5.000%, 7/01/42 (Mandatory Put 2/01/25)	11/24 at 100.00	AA-	3,476,130
7,620	Total Oregon			8,405,439
	Pennsylvania – 2.0%
1,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A, 5.000%, 4/01/22	No Opt. Call	A	1,072,500
800	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2018A, 5.000%, 11/15/21	No Opt. Call	AA-	846,472
300	Chester, Delaware County, Pennsylvania, Tax and Revenue Anticipation Notes, Series 2020, 4.125%, 11/30/20, 144A	7/20 at 100.00	N/R	293,382
1,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018, 5.000%, 6/01/22	No Opt. Call	A1	1,068,090

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 2,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc Project, Refunding Series 2019A, 1.950%, 4/01/34 (Mandatory Put 7/15/20) (AMT)	No Opt. Call	N/R	$1,999,900
1,200	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc Project, Series 2019B-1, 1.950%, 4/01/49 (Mandatory Put 7/15/20) (AMT)	No Opt. Call	N/R	1,199,940
1,000	Pennsylvania State, General Obligation Bonds, First Series 2015, 5.000%, 3/15/22	No Opt. Call	Aa3	1,072,310
5,045	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016, 5.000%, 6/01/21	No Opt. Call	A3	5,263,449
400	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017A, 5.000%, 7/01/22	No Opt. Call	A	430,900
1,000	The Hospitals and Higher Education Facilities Authority of Philadelphia, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series of 2017, 5.000%, 7/01/20	No Opt. Call	BBB-	1,007,340
13,745	Total Pennsylvania			14,254,283
	Rhode Island – 0.3%
375	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, University of Rhode Island Auxiliary Enterprise, Refunding Series 2016B, 5.000%, 9/15/20	No Opt. Call	A+	381,259
1,525	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Refunding Series 2016, 5.000%, 5/15/20	No Opt. Call	BBB+	1,530,978
1,900	Total Rhode Island			1,912,237
	South Carolina – 0.4%
2,980	South Carolina State Ports Authority, Revenue Bonds, Series 2018, 5.000%, 7/01/22 (AMT)	No Opt. Call	A+	3,193,755
	South Dakota – 0.4%
	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project, Refunding Series 2016:
300	2.650%, 11/01/20	No Opt. Call	BB	298,152
200	3.000%, 11/01/21	No Opt. Call	BB	197,022
585	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project, Series 2017, 3.100%, 11/01/22	No Opt. Call	BB	571,077
1,940	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health, Series 2019A, 5.000%, 7/01/33 (Mandatory Put 7/01/24)	4/24 at 100.00	AA-	2,177,087
3,025	Total South Dakota			3,243,338
	Tennessee – 0.7%
1,000	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A, 5.000%, 1/01/21	No Opt. Call	A+	1,026,950
4,000	Tennergy Corporation, Tennessee, Gas Revenue Bonds, Series 2019A, 5.000%, 2/01/50 (Mandatory Put 10/01/24)	7/24 at 100.58	Aa2	4,325,680
5,000	Total Tennessee			5,352,630
	Texas – 10.0%
1,150	Austin Convention Enterprises Inc, Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A, 5.000%, 1/01/21	No Opt. Call	BBB+	1,155,865

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 5,000	Austin, Texas, Airport System Revenue Bonds, Refunding Series 2019, 5.000%, 11/15/23 (AMT)	No Opt. Call	A1	$5,565,550
1,000	Austin, Texas, Airport System Revenue Bonds, Series 2019B, 5.000%, 11/15/22 (AMT)	No Opt. Call	A1	1,084,830
	Brazos Higher Education Authority Inc, Texas, Student Loan Program Revenue Bonds, Senior Series 2020-1A:
400	5.000%, 4/01/23 (AMT)	No Opt. Call	AA	437,912
400	5.000%, 4/01/24 (AMT)	No Opt. Call	AA	448,896
500	5.000%, 4/01/25 (AMT)	No Opt. Call	AA	573,825
1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2013E, 5.000%, 11/01/22 (AMT)	No Opt. Call	A+	1,071,310
2,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2014D, 5.000%, 11/01/22 (AMT)	No Opt. Call	A+	2,142,620
2,030	El Paso, Texas, Airport Revenue Bonds, El Paso International Airport Series 2018, 5.000%, 8/15/23 (AMT)	No Opt. Call	A+	2,223,520
4,550	Fort Worth Independent School District, Tarrant County, Texas, General Obligation Bonds, Refunding School Building Series 2015, 5.000%, 2/15/23	No Opt. Call	AAA	4,996,127
1,655	Galveston Independent School District, Galveston County, Texas, General Obligation Bonds, Series 2018, 5.000%, 2/01/22	No Opt. Call	Aaa	1,774,127
5,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Bond Anticipation Note Series 2014A, 5.000%, 2/01/23	No Opt. Call	A+	5,434,550
3,595	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Health System, Series 2019B-1, 5.000%, 7/01/49 (Mandatory Put 12/01/22)	9/22 at 100.88	A+	3,895,039
1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/20	No Opt. Call	A2	1,022,740
2,260	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Schoolhouse Series 2016A, 5.000%, 2/15/21	No Opt. Call	AAA	2,338,241
1,700	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018A, 5.000%, 7/01/22 (AMT)	No Opt. Call	A1	1,811,061
4,210	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018C, 5.000%, 7/01/23 (AMT)	No Opt. Call	AA	4,591,931
5,000	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2014C, 4.000%, 5/15/21	No Opt. Call	AA	5,161,950
5,000	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2017A, 5.000%, 3/01/21	No Opt. Call	AA	5,177,700
5,000	Humble Independent School District, Harris County, Texas, General Obligation Bonds, Refunding School Building Series 2015A, 5.250%, 2/15/23	No Opt. Call	AAA	5,574,550
1,500	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds, Series 2017, 5.000%, 11/01/20 (AMT)	No Opt. Call	A1	1,533,045
4,480	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2011A, 5.000%, 5/15/20	No Opt. Call	A1	4,500,608
1,000	Lubbock, Texas, General Obligation Bonds, Tax & Waterworks System Surplus Revenue Certificates of Obligation, Series 2015, 5.000%, 2/15/21	No Opt. Call	AA+	1,034,090

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 4,400	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, Central Power & Light Company Project, Refunding Series 1996, 1.750%, 5/01/30 (Mandatory Put 9/01/20) (AMT)	No Opt. Call	A-	$4,405,412
615	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communities Crestview Project, Series 2016, 4.000%, 11/15/21	No Opt. Call	BB+	610,511
2,500	Texas State, General Obligation Bonds, Public Finance Authority, Refunding Series 2014A, 5.000%, 10/01/20	No Opt. Call	AAA	2,548,100
1,000	Travis County, Texas, General Obligation Bonds, Refunding Limited Tax Series 2016A, 5.000%, 3/01/21	No Opt. Call	AAA	1,035,920
67,945	Total Texas			72,150,030
	Utah – 1.0%
6,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A, 5.000%, 7/01/23 (AMT)	No Opt. Call	A+	6,544,320
	Utah Charter School Finance Authority, Charter School Revenue Bonds, Utah Charter Academies Project, Series 2018:
335	4.000%, 10/15/22	No Opt. Call	AA	354,969
350	4.000%, 10/15/23	No Opt. Call	AA	378,529
6,685	Total Utah			7,277,818
	Virginia – 0.4%
1,755	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Bond Anticipation Notes Series 2019, 5.000%, 11/01/23	No Opt. Call	BBB	1,910,932
1,160	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.875%, 11/01/40 (Mandatory Put 6/01/20)	No Opt. Call	A2	1,158,561
2,915	Total Virginia			3,069,493
	Washington – 2.3%
1,000	King County School District 406 Tukwila, Washington, General Obligation Bonds, Series 2016, 4.000%, 12/01/21	No Opt. Call	Aaa	1,048,180
	Port Everett, Washington, Revenue Bonds, Refunding Series 2016:
200	4.000%, 12/01/20	No Opt. Call	A2	203,744
225	4.000%, 12/01/21	No Opt. Call	A2	235,496
1,590	Port of Seattle, Washington, General Obligation Bonds, Refunding Series 2011, 5.250%, 12/01/21 (AMT)	6/21 at 100.00	AAA	1,663,808
	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015C:
1,000	5.000%, 4/01/21 (AMT)	No Opt. Call	AA-	1,035,630
1,000	5.000%, 4/01/22 (AMT)	No Opt. Call	AA-	1,068,190
1,000	5.000%, 4/01/24 (AMT)	No Opt. Call	AA-	1,128,010
	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019:
1,000	5.000%, 4/01/21 (AMT)	No Opt. Call	AA-	1,035,630
2,000	5.000%, 4/01/24 (AMT)	No Opt. Call	AA-	2,256,020
1,775	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016, 4.000%, 12/01/21	No Opt. Call	Baa2	1,837,800

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 2,150	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019B-1, 5.000%, 8/01/49 (Mandatory Put 8/01/24)	2/24 at 100.00	BBB+	$2,417,159
2,550	Washington State, Federal Highway Grant Anticipation Revenue Bonds, Garvee - SR 520 Corridor Program, Series 2012F, 5.000%, 9/01/21	No Opt. Call	AA	2,688,745
15,490	Total Washington			16,618,412
	West Virginia – 0.5%
1,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company - Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory Put 9/01/20) (AMT)	No Opt. Call	A-	997,320
2,710	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Wheeling Power Company - Mitchell Project, Series 2013A, 3.000%, 6/01/37 (Mandatory Put 4/01/22) (AMT)	No Opt. Call	A-	2,755,311
3,710	Total West Virginia			3,752,631
	Wisconsin – 1.3%
1,360	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc, Series 2012, 5.000%, 6/01/27	6/22 at 100.00	A3	1,453,228
3,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Advocate Aurora Health Credit Group, Variable Rate Demand Series 2018B-3, 5.000%, 8/15/54 (Mandatory Put 1/31/24)	No Opt. Call	AA	3,357,750
1,050	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Agnesian HealthCare, Inc, Series 2017, 5.000%, 7/01/21	No Opt. Call	A+	1,098,426
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Bellin Memorial Hospital, Inc, Series 2019A:
75	5.000%, 12/01/23	No Opt. Call	A+	84,349
100	5.000%, 12/01/24	No Opt. Call	A+	115,552
110	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Bellin Memorial Hospital, Inc, Series 2019B, 3.000%, 12/01/24	No Opt. Call	A+	116,833
1,055	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Benevolent Corporation Cedar Community, Series 2017, 5.000%, 6/01/22	No Opt. Call	N/R	1,069,612
330	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Franciscan Sisters of Christian Charity Sponsored Ministry, Series 2017A, 5.000%, 9/01/21	No Opt. Call	BBB-	344,421
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint John's Communities Inc, Series 2018A:
500	4.000%, 9/15/21	No Opt. Call	BBB-	499,990
500	4.000%, 9/15/22	No Opt. Call	BBB-	499,065
455	4.000%, 9/15/23	No Opt. Call	BBB-	452,962
8,535	Total Wisconsin			9,092,188
$ 566,040	Total Municipal Bonds (cost $594,791,168)			595,480,095

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
Shares	Description (1)	Value
	COMMON STOCKS – 0.1%
	Electric Utilities – 0.1%
22,037	Energy Harbor Corp (6), (7)	$ 498,587
	Total Common Stocks (cost $419,122)	498,587
	Total Long-Term Investments (cost $595,210,290)	595,978,682

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 11.8%
	MUNICIPAL BONDS – 11.8%
	Arizona – 0.6%
$ 2,375	Yavapai County Industrial Development Authority, Arizona, Variable Rate Demand Obligations, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2002, 2.800%, 6/01/27 (AMT) (Mandatory Put 6/01/21) (8)	No Opt. Call	A-2	$2,395,615
2,000	Yavapai County Industrial Development Authority, Arizona, Variable Rate Demand Obligations, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Series 2003A-2, 2.200%, 3/01/28 (AMT) (Mandatory Put 6/03/24) (8)	No Opt. Call	A-2	1,937,700
4,375	Total Arizona			4,333,315
	Colorado – 0.3%
1,750	Colorado Health Facilities Authority, Colorado, Variable Rate Demand Obligations, Revenue Bonds, Catholic Health Initiatives, Series 2008-C2, 2.325%, 10/01/39 (Mandatory Put 6/01/20) (1-Month LIBOR *68% reference rate + 1.250% spread) (8), (9)	6/20 at 100.00	BBB+	1,751,558
	Connecticut – 1.1%
8,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 2001V-1, 0.600%, 7/01/36 (Mandatory Put 5/13/20) (8)	5/20 at 100.00	A-1+	8,000,000
	Florida – 0.4%
3,100	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project, Variable Rate Demand Obligations, Series 2019A, 6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (8)	6/20 at 104.00	N/R	2,807,329
	Indiana – 0.5%
3,250	Indiana Development Finance Authority, Variable Rate Demand Obligations, Solid Waste Disposal Revenue Refunding Bonds, Waste Management Inc Project, Series 2001, 2.950%, 10/01/31 (AMT) (Mandatory Put 10/01/21) (8)	No Opt. Call	A-2	3,293,387
	Louisiana – 0.3%
2,400	Louisiana Offshore Terminal Authority, Variable Rate Demand Obligations, Deepwater Port Revenue Bonds, LOOP Inc Project, Variable Rate Series 2010B-1A, 2.000%, 10/01/40 (Mandatory Put 10/01/22) (8)	No Opt. Call	BBB+	2,426,208
	Minnesota – 1.0%
6,855	Minneapolis, Minnesota, Variable Rate Demand Obligations, Health Care System Revenue Bonds, Fairview Health Services, Series 2018A, 0.750%, 11/15/48 (Mandatory Put 5/04/20) (8)	5/20 at 100.00	A-1	6,855,000

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Mexico – 1.1%
$ 8,000	New Mexico Hospital Equipment Loan Council, Variable Rate Demand Obligations, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2008D, 0.750%, 8/01/34 (Mandatory Put 5/04/20) (8)	5/20 at 100.00	A-1	$ 8,000,000
	North Carolina – 2.3%
16,650	Charlotte-Mecklenburg Hospital Authority, North Carolina, Variable Rate Demand Obligations, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2007C, 0.750%, 1/15/37 (Mandatory Put 5/04/20) (8)	5/20 at 100.00	A-1	16,650,000
	Oregon – 0.1%
1,000	Gilliam County, Oregon, Variable Rate Demand Obligations, Solid Waste Disposal Revenue Bonds, Waste Management Inc Project, Series 2003A, 2.400%, 7/01/38 (AMT) (Mandatory Put 5/02/22) (8)	No Opt. Call	A-2	989,950
	Texas – 2.6%
19,050	Lower Neches Valley Authority, Texas, Industrial Development Corporation Exempt Facilities Revenue Bonds, Exxon Mobil Project, Variable Rate Demand Obligations, Series 2001B, 0.700%, 12/01/39 (AMT) (Mandatory Put 5/04/20) (8)	5/20 at 100.00	A-1+	19,050,000
	Virginia – 0.6%
1,500	Charles City County Industrial Development Authority, Virginia, Variable Rate Demand Obligations, Solid Waste Disposal Facility Revenue Bonds, Waste Management, Inc, Series 2003, 2.400%, 8/01/27 (AMT) (Mandatory Put 5/02/22) (8)	No Opt. Call	A-2	1,484,925
1,250	Gloucester County Industrial Development Authority, Virginia, Variable Rate Demand Obligations, Solid Waste Disposal Revenue Bonds, Waste Management Disposal Services of Virginia, Inc Project, Variable Rate Series 2003A, 2.400%, 9/01/38 (AMT) (Mandatory Put 5/02/22) (8)	No Opt. Call	A-2	1,237,438
1,470	Sussex County Industrial Development Authority, Virginia, Variable Rate Demand Obligations, Solid Waste Disposal Revenue Bonds, Atlantic Waste Disposal, Inc Project, Variable Rate Series 2003A, 2.400%, 6/01/28 (AMT) (Mandatory Put 5/02/22) (8)	No Opt. Call	A-2	1,455,226
4,220	Total Virginia			4,177,589
	Wisconsin – 0.9%
2,855	Public Finance Authority of Wisconsin, Variable Rate Demand Obligations, Solid Waste Disposal Revenue Bonds, Waste Management Inc, Variable Rate Demand Obligations, Refunding Series 2016A-3, 2.000%, 7/01/29 (AMT) (Mandatory Put 6/01/21) (8)	No Opt. Call	A-2	2,853,658
3,600	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Advocate Aurora Health Credit Group, Variable Rate Demand Obligations, Series 2018B-2, 5.000%, 8/15/54 (Mandatory Put 1/25/23) (8)	No Opt. Call	AA	3,921,264
6,455	Total Wisconsin			6,774,922
$ 85,105	Total Short-Term Investments (cost $85,505,310)			85,109,258
	Total Investments (cost $680,715,600) – 94.4%			681,087,940
	Other Assets Less Liabilities – 5.6%			40,663,090
	Net Assets – 100%			$ 721,751,030

Nuveen Short Term Municipal Bond Fund (continued)
Portfolio of Investments    March 31, 2020
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Common Stock received as part of the bankruptcy settlements for Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23.
(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(8)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(9)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
LIBOR	London Inter-Bank Offered Rate

Statement of Assets and Liabilities
March 31, 2020
	All-American	Intermediate Duration	Limited Term	Short Term
Assets
Long-term investments, at value (cost $5,357,958,699, $8,421,797,627, $5,657,928,143 and $595,210,290, respectively)	$5,516,493,524	$8,604,829,514	$5,702,229,583	$595,978,682
Short-term investments, at value (cost $29,275,000, $156,446,766, $188,661,732 and $85,505,310, respectively)	27,381,738	153,796,080	186,832,674	85,109,258
Cash	74,030,702	32,350,358	4,757,886	5,548,159
Cash collateral at brokers for investments in futures contracts(1)	429,998	—	—	—
Receivable for:
Interest	69,191,913	94,114,031	62,073,608	7,765,221
Investments sold	37,284,665	17,524,953	44,039,363	31,956,816
Shares sold	24,855,167	27,222,519	14,925,519	1,853,639
Variation margin on futures contracts	31,641	—	—	—
Other assets	637,529	432,814	77,746	75,007
Total assets	5,750,336,877	8,930,270,269	6,014,936,379	728,286,782
Liabilities
Borrowings	—	127,000,000	43,400,000	—
Floating rate obligations	63,845,000	—	—	—
Payable for:
Dividends	3,722,338	7,515,583	3,423,529	299,193
Interest	352,660	—	—	—
Investments purchased - regular settlement	63,289,998	1,969,897	10,677,267	1,502,450
Investments purchased - when-issued/delayed-delivery settlement	—	136,219,038	55,753,508	—
Shares redeemed	14,411,533	21,457,078	18,228,888	4,253,397
Accrued expenses:
Management fees	1,920,353	2,922,088	1,727,874	227,591
Directors/Trustees fees	451,370	741,537	445,469	41,906
12b-1 distribution and service fees	657,751	198,527	334,326	47,815
Other	1,269,724	2,049,285	1,484,145	163,400
Total liabilities	149,920,727	300,073,033	135,475,006	6,535,752
Net assets	$5,600,416,150	$8,630,197,236	$5,879,461,373	$721,751,030

See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)
	All-American	Intermediate Duration	Limited Term	Short Term
Class A Shares
Net assets	$2,255,357,530	$ 768,267,095	$1,236,659,105	$259,147,593
Shares outstanding	196,344,496	82,946,544	112,250,155	25,844,874
Net asset value ("NAV") per share	$ 11.49	$ 9.26	$ 11.02	$ 10.03
Offering price per share (NAV per share plus maximum sales charge of 4.20%, 3.00%, 2.50% and 2.50%, respectively, of offering price)	$ 11.99	$ 9.55	$ 11.30	$ 10.29
Class C Shares
Net assets	$ 244,369,195	$ 59,004,205	$ 88,647,597	$ 17,780,790
Shares outstanding	21,278,673	6,370,903	8,076,361	1,778,042
NAV and offering price per share	$ 11.48	$ 9.26	$ 10.98	$ 10.00
Class C2 Shares
Net assets	$ 94,704,727	$ 27,375,935	$ 106,384,645	$ 4,135,394
Shares outstanding	8,240,382	2,953,405	9,675,716	412,739
NAV and offering price per share	$ 11.49	$ 9.27	$ 11.00	$ 10.02
Class R6 Shares
Net assets	$ 41,526,431	$ —	$ —	$ —
Shares outstanding	3,596,760	—	—	—
NAV and offering price per share	$ 11.55	$ —	$ —	$ —
Class I Shares
Net assets	$2,964,458,267	$7,775,550,001	$4,447,770,026	$440,687,253
Shares outstanding	256,963,669	836,981,153	405,185,342	43,899,872
NAV and offering price per share	$ 11.54	$ 9.29	$ 10.98	$ 10.04
Fund level net assets consist of:
Capital paid-in	$5,546,865,563	$8,459,795,696	$5,851,636,169	$720,577,322
Total distributable earnings	53,550,587	170,401,540	27,825,204	1,173,708
Fund level net assets	$5,600,416,150	$8,630,197,236	$5,879,461,373	$721,751,030
Authorized shares - per class	Unlimited	Unlimited	Unlimited	2 billion
Par value per share	$ 0.01	$ 0.001	$ 0.01	$ 0.0001

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.
See accompanying notes to financial statements.

Statement of Operations
Year Ended March 31, 2020
	All-American	Intermediate Duration	Limited Term	Short Term
Investment Income	$192,098,719	$255,718,796	$145,670,547	$13,614,336
Expenses
Management fees	20,149,862	31,680,572	19,305,973	2,464,668
12b-1 service fees - Class A Shares	3,935,133	1,395,318	2,239,286	316,410
12b-1 distribution and service fees - Class C Shares	2,240,529	549,171	835,456	74,713
12b-1 distibution and service fees - Class C2 Shares	915,124	272,897	832,081	24,703
Shareholder servicing agent fees	1,931,226	3,234,565	2,396,153	223,327
Interest expense	1,461,639	197,119	255,573	3,565
Custodian fees	491,475	789,578	566,040	49,108
Professional fees	194,021	292,004	207,625	32,934
Trustees fees	121,579	200,772	135,935	14,417
Shareholder reporting expenses	252,882	389,243	271,083	38,045
Federal and state registration fees	577,595	516,745	339,135	99,128
Other	53,713	72,606	60,745	10,827
Total expenses	32,324,778	39,590,590	27,445,085	3,351,845
Net investment income (loss)	159,773,941	216,128,206	118,225,462	10,262,491
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(17,874,162)	(686,560)	(10,433,665)	145,650
Futures contracts	(2,339,196)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(76,490,849)	(70,381,711)	(40,751,233)	(3,977,366)
Futures contracts	(907,084)	—	—	—
Net realized and unrealized gain (loss)	(97,611,291)	(71,068,271)	(51,184,898)	(3,831,716)
Net increase (decrease) in net assets from operations	$ 62,162,650	$145,059,935	$ 67,040,564	$ 6,430,775
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	All-American		Intermediate Duration
	Year Ended 3/31/20	Year Ended 3/31/19	Year Ended 3/31/20	Year Ended 3/31/19
Operations
Net investment income (loss)	$ 159,773,941	$ 141,349,165	$ 216,128,206	$ 180,880,545
Net realized gain (loss) from:
Investments	(17,874,162)	(19,913,373)	(686,560)	(2,783,240)
Futures contracts	(2,339,196)	(628,556)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(76,490,849)	73,406,492	(70,381,711)	148,914,560
Futures contracts	(907,084)	(445,938)	—	—
Net increase (decrease) in net assets from operations	62,162,650	193,767,790	145,059,935	327,011,865
Distributions to Shareholders
Dividends:
Class A Shares	(65,545,230)	(50,446,500)	(17,992,649)	(15,325,260)
Class C Shares	(5,700,740)	(5,261,379)	(982,703)	(904,219)
Class C2 Shares	(3,409,194)	(5,152,395)	(751,531)	(1,176,490)
Class R6 Shares	(945,871)	(253,090)	—	—
Class I Shares	(95,386,808)	(77,130,331)	(205,452,051)	(157,314,478)
Decrease in net assets from distributions to shareholders	(170,987,843)	(138,243,695)	(225,178,934)	(174,720,447)
Fund Share Transactions
Proceeds from sale of shares	2,640,135,458	1,336,662,890	3,724,771,938	2,686,032,240
Proceeds from shares issued to shareholders due to reinvestment of distributions	129,017,874	102,559,302	140,287,979	110,724,041
	2,769,153,332	1,439,222,192	3,865,059,917	2,796,756,281
Cost of shares redeemed	(1,132,846,984)	(1,136,957,452)	(1,987,525,001)	(1,537,445,232)
Net increase (decrease) in net assets from Fund share transactions	1,636,306,348	302,264,740	1,877,534,916	1,259,311,049
Net increase (decrease) in net assets	1,527,481,155	357,788,835	1,797,415,917	1,411,602,467
Net assets at the beginning of period	4,072,934,995	3,715,146,160	6,832,781,319	5,421,178,852
Net assets at the end of period	$ 5,600,416,150	$ 4,072,934,995	$ 8,630,197,236	$ 6,832,781,319

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	Limited Term		Short Term
	Year Ended 3/31/20	Year Ended 3/31/19	Year Ended 3/31/20	Year Ended 3/31/19
Operations
Net investment income (loss)	$ 118,225,462	$ 105,528,014	$ 10,262,491	$ 9,110,450
Net realized gain (loss) from:
Investments	(10,433,665)	(5,286,979)	145,650	(621,363)
Futures contracts	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(40,751,233)	114,801,312	(3,977,366)	6,538,588
Futures contracts	—	—	—	—
Net increase (decrease) in net assets from operations	67,040,564	215,042,347	6,430,775	15,027,675
Distributions to Shareholders
Dividends:
Class A Shares	(21,992,347)	(18,889,874)	(2,449,476)	(2,046,710)
Class C Shares	(973,185)	(941,916)	(56,925)	(38,677)
Class C2 Shares	(2,400,537)	(3,531,968)	(53,041)	(66,263)
Class R6 Shares	—	—	—	—
Class I Shares	(92,830,538)	(73,007,938)	(7,556,394)	(6,151,997)
Decrease in net assets from distributions to shareholders	(118,196,607)	(96,371,696)	(10,115,836)	(8,303,647)
Fund Share Transactions
Proceeds from sale of shares	2,390,214,258	2,340,031,019	392,472,117	307,629,211
Proceeds from shares issued to shareholders due to reinvestment of distributions	79,784,212	67,418,763	6,713,244	4,898,889
	2,469,998,470	2,407,449,782	399,185,361	312,528,100
Cost of shares redeemed	(1,845,698,380)	(1,829,618,621)	(276,554,316)	(303,905,079)
Net increase (decrease) in net assets from Fund share transactions	624,300,090	577,831,161	122,631,045	8,623,021
Net increase (decrease) in net assets	573,144,047	696,501,812	118,945,984	15,347,049
Net assets at the beginning of period	5,306,317,326	4,609,815,514	602,805,046	587,457,997
Net assets at the end of period	$ 5,879,461,373	$ 5,306,317,326	$ 721,751,030	$ 602,805,046
See accompanying notes to financial statements.

Financial Highlights
All-American
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/88)
March 31, 2020	$11.60	$0.36	$(0.07)	$ 0.29	$(0.40)	$ —	$(0.40)	$11.49
March 31, 2019	11.44	0.42	0.15	0.57	(0.41)	—	(0.41)	11.60
March 31, 2018	11.34	0.43	0.10	0.53	(0.43)	—	(0.43)	11.44
March 31, 2017(e)	11.80	0.39	(0.46)	(0.07)	(0.39)	—	(0.39)	11.34
April 30, 2016	11.57	0.43	0.23	0.66	(0.43)	—	(0.43)	11.80
April 30, 2015	11.23	0.46	0.36	0.82	(0.48)	—	(0.48)	11.57
Class C (2/14)
March 31, 2020	11.60	0.27	(0.09)	0.18	(0.30)	—	(0.30)	11.48
March 31, 2019	11.44	0.33	0.15	0.48	(0.32)	—	(0.32)	11.60
March 31, 2018	11.35	0.33	0.10	0.43	(0.34)	—	(0.34)	11.44
March 31, 2017(e)	11.80	0.31	(0.46)	(0.15)	(0.30)	—	(0.30)	11.35
April 30, 2016	11.58	0.33	0.23	0.56	(0.34)	—	(0.34)	11.80
April 30, 2015	11.24	0.36	0.37	0.73	(0.39)	—	(0.39)	11.58
Class C2 (6/93)
March 31, 2020	11.61	0.30	(0.09)	0.21	(0.33)	—	(0.33)	11.49
March 31, 2019	11.44	0.36	0.15	0.51	(0.34)	—	(0.34)	11.61
March 31, 2018	11.35	0.36	0.09	0.45	(0.36)	—	(0.36)	11.44
March 31, 2017(e)	11.80	0.33	(0.45)	(0.12)	(0.33)	—	(0.33)	11.35
April 30, 2016	11.58	0.36	0.23	0.59	(0.37)	—	(0.37)	11.80
April 30, 2015	11.24	0.40	0.36	0.76	(0.42)	—	(0.42)	11.58
Class R6 (6/16)
March 31, 2020	11.66	0.38	(0.06)	0.32	(0.43)	—	(0.43)	11.55
March 31, 2019	11.49	0.45	0.15	0.60	(0.43)	—	(0.43)	11.66
March 31, 2018	11.39	0.46	0.09	0.55	(0.45)	—	(0.45)	11.49
March 31, 2017(f)	12.09	0.34	(0.71)	(0.37)	(0.33)	—	(0.33)	11.39
Class I (2/97)
March 31, 2020	11.65	0.38	(0.07)	0.31	(0.42)	—	(0.42)	11.54
March 31, 2019	11.49	0.44	0.15	0.59	(0.43)	—	(0.43)	11.65
March 31, 2018	11.39	0.45	0.10	0.55	(0.45)	—	(0.45)	11.49
March 31, 2017(e)	11.85	0.41	(0.46)	(0.05)	(0.41)	—	(0.41)	11.39
April 30, 2016	11.62	0.45	0.24	0.69	(0.46)	—	(0.46)	11.85
April 30, 2015	11.28	0.49	0.35	0.84	(0.50)	—	(0.50)	11.62

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

2.41%	$2,255,358	0.70%	0.67%	3.10%	14%
5.11	1,554,833	0.73	0.69	3.68	29
4.66	1,325,011	0.72	0.69	3.69	14
(0.66)	1,136,311	0.73*	0.70*	3.66*	24
5.85	1,170,705	0.70	0.70	3.68	13
7.38	989,477	0.71	0.71	4.01	18

1.52	244,369	1.50	1.47	2.31	14
4.29	195,053	1.53	1.49	2.88	29
3.76	186,999	1.52	1.49	2.89	14
(1.38)	163,496	1.52*	1.49*	2.87*	24
5.04	116,024	1.50	1.50	2.86	13
6.54	48,472	1.51	1.51	3.09	18

1.76	94,705	1.25	1.22	2.60	14
4.60	142,450	1.28	1.24	3.12	29
3.98	217,048	1.27	1.24	3.15	14
(1.07)	264,617	1.28*	1.25*	3.11*	24
5.22	308,100	1.25	1.25	3.13	13
6.82	328,649	1.26	1.26	3.47	18

2.65	41,526	0.47	0.44	3.29	14
5.40	12,469	0.49	0.45	3.90	29
4.86	6,725	0.48	0.45	3.94	14
(3.04)	6,674	0.49*	0.46*	3.95*	24

2.60	2,964,458	0.50	0.47	3.31	14
5.31	2,168,129	0.53	0.49	3.88	29
4.86	1,979,364	0.52	0.49	3.89	14
(0.47)	1,654,217	0.53*	0.50*	3.86*	24
6.05	1,417,738	0.50	0.50	3.88	13
7.57	1,134,001	0.51	0.51	4.21	18
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the eleven months ended March 31, 2017.
(f)	For the period June 30, 2016 (commencement of operations) through March 31, 2017.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
Intermediate Duration
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/95)
March 31, 2020	$9.29	$0.23	$(0.02)	$ 0.21	$(0.24)	$ —	$(0.24)	$9.26
March 31, 2019	9.07	0.26	0.21	0.47	(0.25)	—	(0.25)	9.29
March 31, 2018	9.03	0.27	0.02	0.29	(0.25)	—	(0.25)	9.07
March 31, 2017(f)	9.40	0.23	(0.36)	(0.13)	(0.23)	(0.01)	(0.24)	9.03
April 30, 2016	9.22	0.26	0.18	0.44	(0.26)	—	(0.26)	9.40
April 30, 2015	9.13	0.26	0.10	0.36	(0.27)	—	(0.27)	9.22
Class C (2/14)
March 31, 2020	9.29	0.16	(0.02)	0.14	(0.17)	—	(0.17)	9.26
March 31, 2019	9.08	0.19	0.20	0.39	(0.18)	—	(0.18)	9.29
March 31, 2018	9.03	0.19	0.04	0.23	(0.18)	—	(0.18)	9.08
March 31, 2017(f)	9.40	0.16	(0.35)	(0.19)	(0.17)	(0.01)	(0.18)	9.03
April 30, 2016	9.23	0.18	0.18	0.36	(0.19)	—	(0.19)	9.40
April 30, 2015	9.14	0.19	0.10	0.29	(0.20)	—	(0.20)	9.23
Class C2 (6/95)
March 31, 2020	9.29	0.18	(0.01)	0.17	(0.19)	—	(0.19)	9.27
March 31, 2019	9.09	0.21	0.19	0.40	(0.20)	—	(0.20)	9.29
March 31, 2018	9.04	0.22	0.04	0.26	(0.21)	—	(0.21)	9.09
March 31, 2017(f)	9.41	0.18	(0.35)	(0.17)	(0.19)	(0.01)	(0.20)	9.04
April 30, 2016	9.24	0.21	0.17	0.38	(0.21)	—	(0.21)	9.41
April 30, 2015	9.15	0.22	0.09	0.31	(0.22)	—	(0.22)	9.24
Class I (11/76)
March 31, 2020	9.31	0.25	(0.01)	0.24	(0.26)	—	(0.26)	9.29
March 31, 2019	9.10	0.28	0.20	0.48	(0.27)	—	(0.27)	9.31
March 31, 2018	9.05	0.29	0.03	0.32	(0.27)	—	(0.27)	9.10
March 31, 2017(f)	9.42	0.25	(0.36)	(0.11)	(0.25)	(0.01)	(0.26)	9.05
April 30, 2016	9.25	0.28	0.17	0.45	(0.28)	—	(0.28)	9.42
April 30, 2015	9.16	0.28	0.10	0.38	(0.29)	—	(0.29)	9.25

	Ratios/Supplemental Data
		Ratios to Average Net Assets (c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

2.28%	$ 768,267	0.65%	0.65%	2.45%	22%
5.29	603,262	0.67	0.67	2.86	15
3.25	525,754	0.68	0.68	2.90	18
(1.40)	505,589	0.69*	0.69*	2.70*	24
4.83	1,076,822	0.68	0.68	2.77	18
3.95	773,091	0.70	0.70	2.86	19

1.48	59,004	1.45	1.45	1.65	22
4.35	48,182	1.47	1.47	2.06	15
2.56	46,897	1.48	1.48	2.11	18
(2.10)	45,483	1.49*	1.49*	1.91*	24
3.91	35,070	1.48	1.48	1.99	18
3.14	17,706	1.50	1.50	2.03	19

1.85	27,376	1.20	1.20	1.92	22
4.51	43,300	1.22	1.22	2.31	15
2.82	66,052	1.23	1.23	2.36	18
(1.86)	85,193	1.24*	1.24*	2.16*	24
4.17	101,168	1.24	1.24	2.28	18
3.40	112,700	1.25	1.25	2.32	19

2.58	7,775,550	0.45	0.45	2.65	22
5.37	6,138,037	0.47	0.47	3.06	15
3.56	4,782,475	0.48	0.48	3.11	18
(1.22)	4,485,912	0.49*	0.49*	2.91*	24
4.91	3,979,824	0.49	0.49	3.02	18
4.14	3,574,561	0.50	0.50	3.07	19

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	The expense ratios reflect, among other things, the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(f)	For the eleven months ended March 31, 2017.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
Limited Term
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/87)
March 31, 2020	$11.08	$0.22	$(0.06)	$ 0.16	$(0.22)	$ —	$(0.22)	$11.02
March 31, 2019	10.83	0.23	0.23	0.46	(0.21)	—	(0.21)	11.08
March 31, 2018	10.88	0.21	(0.06)	0.15	(0.20)	—	(0.20)	10.83
March 31, 2017(f)	11.17	0.17	(0.28)	(0.11)	(0.18)	—	(0.18)	10.88
April 30, 2016	11.10	0.20	0.08	0.28	(0.21)	—	(0.21)	11.17
April 30, 2015	11.12	0.21	(0.02)	0.19	(0.21)	—	(0.21)	11.10
Class C (2/14)
March 31, 2020	11.04	0.13	(0.06)	0.07	(0.13)	—	(0.13)	10.98
March 31, 2019	10.78	0.14	0.24	0.38	(0.12)	—	(0.12)	11.04
March 31, 2018	10.83	0.12	(0.06)	0.06	(0.11)	—	(0.11)	10.78
March 31, 2017(f)	11.12	0.09	(0.28)	(0.19)	(0.10)	—	(0.10)	10.83
April 30, 2016	11.06	0.12	0.07	0.19	(0.13)	—	(0.13)	11.12
April 30, 2015	11.08	0.15	(0.02)	0.13	(0.15)	—	(0.15)	11.06
Class C2 (12/95)
March 31, 2020	11.06	0.18	(0.06)	0.12	(0.18)	—	(0.18)	11.00
March 31, 2019	10.80	0.19	0.24	0.43	(0.17)	—	(0.17)	11.06
March 31, 2018	10.85	0.17	(0.06)	0.11	(0.16)	—	(0.16)	10.80
March 31, 2017(f)	11.13	0.14	(0.28)	(0.14)	(0.14)	—	(0.14)	10.85
April 30, 2016	11.06	0.17	0.06	0.23	(0.16)	—	(0.16)	11.13
April 30, 2015	11.08	0.17	(0.02)	0.15	(0.17)	—	(0.17)	11.06
Class I (2/97)
March 31, 2020	11.04	0.24	(0.06)	0.18	(0.24)	—	(0.24)	10.98
March 31, 2019	10.79	0.25	0.23	0.48	(0.23)	—	(0.23)	11.04
March 31, 2018	10.83	0.23	(0.05)	0.18	(0.22)	—	(0.22)	10.79
March 31, 2017(f)	11.12	0.19	(0.28)	(0.09)	(0.20)	—	(0.20)	10.83
April 30, 2016	11.05	0.23	0.06	0.29	(0.22)	—	(0.22)	11.12
April 30, 2015	11.06	0.23	(0.01)	0.22	(0.23)	—	(0.23)	11.05

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

1.43%	$1,236,659	0.62%	0.61%	1.97%	0.62%	0.61%	1.97%	22%
4.27	1,015,540	0.63	0.63	2.07	0.63	0.63	2.07	27
1.36	998,226	0.62	0.62	1.92	0.62	0.62	1.92	21
(0.99)	1,094,434	0.63*	0.63*	1.72*	0.63*	0.63*	1.72*	26
2.50	1,208,642	0.63	0.63	1.84	0.63	0.63	1.84	20
1.72	1,168,646	0.64	0.64	1.89	0.64	0.64	1.89	20

0.62	88,648	1.42	1.41	1.17	1.42	1.41	1.17	22
3.52	83,991	1.43	1.43	1.27	1.43	1.43	1.27	27
0.53	93,327	1.42	1.42	1.12	1.42	1.42	1.12	21
(1.74)	112,035	1.43*	1.43*	0.92*	1.43*	1.43*	0.92*	26
1.71	90,330	1.43	1.43	1.04	1.36	1.36	1.11	20
1.18	51,973	1.43	1.43	1.07	1.18	1.18	1.32	20

1.05	106,385	0.97	0.96	1.62	0.97	0.96	1.62	22
3.97	192,174	0.98	0.98	1.71	0.98	0.98	1.71	27
0.97	292,436	0.97	0.97	1.57	0.97	0.97	1.57	21
(1.25)	383,282	0.98*	0.98*	1.37*	0.98*	0.98*	1.37*	26
2.12	461,558	0.98	0.98	1.50	0.98	0.98	1.50	20
1.34	528,287	0.99	0.99	1.54	0.99	0.99	1.54	20

1.63	4,447,770	0.42	0.41	2.17	0.42	0.41	2.17	22
4.46	4,014,613	0.43	0.43	2.27	0.43	0.43	2.27	27
1.62	3,225,826	0.42	0.42	2.12	0.42	0.42	2.12	21
(0.85)	3,012,577	0.43*	0.43*	1.92*	0.43*	0.43*	1.92*	26
2.68	2,744,568	0.43	0.43	2.04	0.43	0.43	2.04	20
1.99	2,221,891	0.44	0.44	2.09	0.44	0.44	2.09	20

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. During the fiscal years ended April 30, 2015 and April 30, 2016, the Adviser agreed to waive 0.25% of the 12b-1 distribution and/or service fees for Class C Shares through August 31, 2015. After August 31, 2015, the Adviser is no longer waiving fees or reimbursing expenses for Class C Shares.
(d)	The expense ratios reflect, among other things, the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(f)	For the eleven months ended March 31, 2017.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
Short Term
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/02)
March 31, 2020	$10.09	$0.16	$(0.06)	$ 0.10	$(0.16)	$ —	$(0.16)	$10.03
March 31, 2019	9.98	0.14	0.10	0.24	(0.13)	—	(0.13)	10.09
March 31, 2018	10.04	0.11	(0.07)	0.04	(0.10)	—	(0.10)	9.98
March 31, 2017(e)	10.12	0.09	(0.08)	0.01	(0.09)	—	(0.09)	10.04
April 30, 2016	10.11	0.10	—**	0.10	(0.09)	—	(0.09)	10.12
April 30, 2015	10.15	0.10	(0.04)	0.06	(0.10)	—	(0.10)	10.11
Class C (2/14)
March 31, 2020	10.06	0.08	(0.06)	0.02	(0.08)	—	(0.08)	10.00
March 31, 2019	9.96	0.06	0.09	0.15	(0.05)	—	(0.05)	10.06
March 31, 2018	10.02	0.03	(0.07)	(0.04)	(0.02)	—	(0.02)	9.96
March 31, 2017(e)	10.11	0.02	(0.09)	(0.07)	(0.02)	—	(0.02)	10.02
April 30, 2016	10.10	0.03	0.01	0.04	(0.03)	—	(0.03)	10.11
April 30, 2015	10.14	0.06	(0.04)	0.02	(0.06)	—	(0.06)	10.10
Class C2 (8/11)
March 31, 2020	10.08	0.12	(0.06)	0.06	(0.12)	—	(0.12)	10.02
March 31, 2019	9.97	0.11	0.09	0.20	(0.09)	—	(0.09)	10.08
March 31, 2018	10.03	0.07	(0.06)	0.01	(0.07)	—	(0.07)	9.97
March 31, 2017(e)	10.11	0.06	(0.08)	(0.02)	(0.06)	—	(0.06)	10.03
April 30, 2016	10.10	0.06	0.01	0.07	(0.06)	—	(0.06)	10.11
April 30, 2015	10.14	0.06	(0.04)	0.02	(0.06)	—	(0.06)	10.10
Class I (10/02)
March 31, 2020	10.10	0.18	(0.06)	0.12	(0.18)	—	(0.18)	10.04
March 31, 2019	9.99	0.16	0.10	0.26	(0.15)	—	(0.15)	10.10
March 31, 2018	10.04	0.13	(0.06)	0.07	(0.12)	—	(0.12)	9.99
March 31, 2017(e)	10.13	0.11	(0.10)	0.01	(0.10)	—	(0.10)	10.04
April 30, 2016	10.11	0.12	0.01	0.13	(0.11)	—	(0.11)	10.13
April 30, 2015	10.15	0.12	(0.04)	0.08	(0.12)	—	(0.12)	10.11

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

0.96%	$259,148	0.69%	1.57%	0.69%	1.57%	37%
2.42	156,526	0.72	1.44	0.72	1.44	45
0.41	168,828	0.72	1.09	0.72	1.09	28
0.08	187,573	0.71*	0.97*	0.71*	0.97*	44
1.01	174,484	0.71	0.97	0.71	0.97	24
0.57	184,317	0.71	0.97	0.71	0.97	36

0.16	17,781	1.49	0.77	1.49	0.77	37
1.53	6,879	1.52	0.64	1.52	0.64	45
(0.37)	8,193	1.52	0.29	1.52	0.29	28
(0.73)	10,069	1.51*	0.17*	1.51*	0.17*	44
0.41	6,971	1.51	0.17	1.38	0.30	24
0.22	4,615	1.50	0.16	1.05	0.61	36

0.60	4,135	1.04	1.21	1.04	1.21	37
2.05	6,147	1.06	1.07	1.06	1.07	45
0.05	9,384	1.07	0.74	1.07	0.74	28
(0.25)	12,097	1.06*	0.62*	1.06*	0.62*	44
0.65	13,325	1.06	0.62	1.06	0.62	24
0.22	16,524	1.06	0.63	1.06	0.63	36

1.16	440,687	0.49	1.77	0.49	1.77	37
2.62	433,253	0.52	1.64	0.52	1.64	45
0.69	401,052	0.51	1.29	0.51	1.29	28
0.14	430,038	0.51*	1.17*	0.51*	1.17*	44
1.29	454,620	0.51	1.16	0.51	1.16	24
0.75	515,315	0.50	1.17	0.50	1.17	36

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. During the fiscal years ended April 30, 2015 and April 30, 2016, the Advisor agreed to waive 0.45% of the 12b-1 distribution and/or service fees for Class C Shares through August 31, 2015. After August 31, 2015, the Adviser is no longer waiving fees or reimbursing expenses for Class C Shares.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.
(e)	For the eleven months ended March 31, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information
Trust and Fund Information
Nuveen Municipal Trust and Nuveen Investment Funds, Inc. (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, (the "1940 Act"), as amended. Nuveen Municipal Trust is comprised of Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”), among others, and Nuveen Investment Funds, Inc. is comprised of Nuveen Short Term Municipal Bond Fund (“Short Term”), among others, (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Municipal Trust was organized as a Massachusetts business trust on July 1, 1996. Nuveen Investment Funds, Inc. was incorporated in the State of Maryland on August 20, 1987. The Funds, were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is March 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2020 (the "current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% (0.70% for Limited Term and Short Term) if redeemed within eighteen months (twelve months for shares of Short Term) of purchase. Class C Shares are sold without an up-front sales charge. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C and C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares and Class I Shares are sold without an up-front sale charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. There have been no comparable recent events that provide guidance as to the effect the spread of COVID-19 as a global pandemic may have on the Funds' financial performance. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds' normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation
Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the each Trust from the Adviser or its affiliates. The Funds' Board of Directors/Trustees (the "Board") has adopted a deferred compensation plan for independent directors that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under each Trust’s organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Investment Income, is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and the amortization of premium for financial reporting purposes. Investment Income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of the settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Fund and it did not have a material impact on the Fund's financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Fund's financial statements.

Notes to Financial Statements (continued)
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds' investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
All-American	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$5,491,621,761	$8,683,606**	$5,500,305,367
Common Stocks	—	16,188,142***	—	16,188,142
Corporate Bonds	—	—	15**	15
Short-Term Investments*:
Municipal Bonds	—	27,381,738	—	27,381,738
Investments in Derivatives:
Futures Contracts****	(1,353,022)	—	—	(1,353,022)
Total	$(1,353,022)	$5,535,191,641	$8,683,621	$5,542,522,240

Intermediate Duration	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$8,544,382,979	$452,117**	$8,544,835,096
Common Stocks	—	59,994,418***	—	59,994,418
Short-Term Investments*:
Municipal Bonds	—	153,796,080	—	153,796,080
Total	$ —	$8,758,173,477	$452,117	$8,758,625,594

Limited Term	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$5,638,905,624	$ —	$5,638,905,624
Common Stocks	—	63,323,959***	—	63,323,959
Short-Term Investments*:
Municipal Bonds	—	186,832,674	—	186,832,674
Total	$ —	$5,889,062,257	$ —	$5,889,062,257

Short Term	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$595,480,095	$ —	$595,480,095
Common Stocks	—	498,587***	—	498,587
Short-Term Investments*:
Municipal Bonds	—	85,109,258	—	85,109,258
Total	$ —	$681,087,940	$ —	$681,087,940

*	Refer to the Fund's Portfolio of Investments for state and/or industry classifications, where applicable.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
***	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s down-

Notes to Financial Statements (continued)
side investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	All-American	Intermediate Duration	Limited Term	Short Term
Floating rate obligations: self-deposited Inverse Floaters	$63,845,000	$ —	$ —	$ —
Floating rate obligations: externally-deposited Inverse Floaters	8,370,000	12,490,000	—	—
Total	$72,215,000	$12,490,000	$ —	$ —
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	All-American	Intermediate Duration	Limited Term	Short Term
Average floating rate obligations outstanding	$64,082,582	$ —	$ —	$ —
Average annual interest rate and fees	2.09%	—%	—%	—%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	All-American	Intermediate Duration	Limited Term	Short Term
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$63,845,000	$ —	$ —	$ —
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	8,370,000	12,490,000	—	—
Total	$72,215,000	$12,490,000	$ —	$ —
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
Purchases	$2,260,154,992	$3,866,396,972	$1,838,706,903	$250,955,158
Sales and maturities	707,054,700	1,797,710,512	1,206,434,189	216,911,382
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-

Notes to Financial Statements (continued)
market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to- market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, All-American managed the duration of its portfolio by shorting interest rate futures contracts.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:
All-American
Average notional amount of futures contracts outstanding*	$31,368,493

*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
All American
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(1,353,022)	—	$ —
*      Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund's portfolio of Investments and not the daily asset and/or liability derivative location as described in the table above.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
All American	Interest rate	Futures contracts	$(2,339,196)	$(907,084)
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 3/31/20		Year Ended 3/31/19
All-American	Shares	Amount	Shares	Amount
Shares sold:
Class A	93,051,950	$ 1,103,470,230	44,885,366	$ 510,454,387
Class A – automatic conversion of Class C Shares	7,739	91,680	—	—
Class A – automatic conversion of Class C2 Shares	32,396	390,340	369,166	4,226,950
Class C	7,030,334	83,408,450	4,082,141	46,333,449
Class C2	123,826	1,475,137	274,332	3,111,090
Class R6	3,397,004	40,545,354	610,541	6,998,807
Class I	118,371,609	1,410,754,267	67,092,270	765,538,207
Shares issued to shareholders due to reinvestment of distributions:
Class A	4,757,837	56,618,097	3,766,619	42,860,757
Class C	397,214	4,723,135	387,058	4,403,986
Class C2	215,060	2,556,794	351,352	4,000,384
Class R6	77,813	931,330	21,075	241,184
Class I	5,371,588	64,188,518	4,468,238	51,052,991
	232,834,370	2,769,153,332	126,308,158	1,439,222,192
Shares redeemed:
Class A	(35,539,224)	(415,210,763)	(30,801,045)	(349,410,608)
Class C	(2,957,217)	(34,872,286)	(3,998,324)	(45,381,644)
Class C – automatic conversion to Class A Shares	(7,743)	(91,680)	—	—
Class C2	(4,340,296)	(51,788,782)	(6,949,555)	(79,294,817)
Class C2 – automatic conversion to Class A Shares	(32,394)	(390,340)	(368,844)	(4,226,950)
Class R6	(947,501)	(11,256,058)	(147,294)	(1,682,675)
Class I	(52,892,750)	(619,237,075)	(57,735,354)	(656,960,758)
	(96,717,125)	(1,132,846,984)	(100,000,416)	(1,136,957,452)
Net increase (decrease)	136,117,245	$ 1,636,306,348	26,307,742	$ 302,264,740

	Year Ended 3/31/20		Year Ended 3/31/19
Intermediate Duration	Shares	Amount	Shares	Amount
Shares sold:
Class A	31,399,817	$ 296,537,133	20,354,573	$ 185,136,034
Class A – automatic conversion of Class C2 Shares	1,704	15,817	122,797	1,121,138
Class C	2,139,638	20,197,769	1,484,544	13,509,150
Class C2	39,071	368,981	93,556	849,989
Class I	360,105,751	3,407,652,238	272,722,979	2,485,415,929
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,671,740	15,823,186	1,449,600	13,210,677
Class C	88,218	834,720	85,424	778,462
Class C2	59,608	564,063	98,697	899,888
Class I	12,963,096	123,066,010	10,487,256	95,835,014
	408,468,643	3,865,059,917	306,899,426	2,796,756,281
Shares redeemed:
Class A	(15,092,634)	(141,533,389)	(14,898,708)	(135,493,790)
Class C	(1,045,275)	(9,817,320)	(1,548,756)	(14,072,502)
Class C2	(1,802,224)	(17,071,895)	(2,681,340)	(24,445,304)
Class C2 – automatic conversion to Class A Shares	(1,702)	(15,817)	(122,663)	(1,121,138)
Class I	(195,227,236)	(1,819,086,580)	(149,655,811)	(1,362,312,498)
	(213,169,071)	(1,987,525,001)	(168,907,278)	(1,537,445,232)
Net increase (decrease)	195,299,572	$ 1,877,534,916	137,992,148	$ 1,259,311,049

Notes to Financial Statements (continued)
	Year Ended 3/31/20		Year Ended 3/31/19
Limited Term	Shares	Amount	Shares	Amount
Shares sold:
Class A	45,297,320	$ 507,256,277	29,184,682	$ 318,224,542
Class A – automatic conversion of Class C2 Shares	31,931	358,076	196,511	2,140,101
Class C	2,033,862	22,558,019	2,039,063	22,105,146
Class C2	100,240	1,117,155	136,046	1,478,708
Class I	166,826,663	1,858,924,731	183,860,174	1,996,082,522
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,680,938	18,848,405	1,478,557	16,130,854
Class C	73,944	825,893	73,469	798,511
Class C2	162,282	1,814,892	255,740	2,781,883
Class I	5,216,897	58,295,022	4,388,095	47,707,515
	221,424,077	2,469,998,470	221,612,337	2,407,449,782
Shares redeemed:
Class A	(26,398,220)	(293,316,371)	(31,421,757)	(342,314,498)
Class C	(1,638,477)	(18,203,283)	(3,159,190)	(34,322,053)
Class C2	(7,935,268)	(88,839,237)	(9,894,171)	(107,597,791)
Class C2 – automatic conversion to Class A Shares	(32,002)	(358,076)	(197,052)	(2,140,101)
Class I	(130,418,677)	(1,444,981,413)	(123,784,656)	(1,343,244,178)
	(166,422,644)	(1,845,698,380)	(168,456,826)	(1,829,618,621)
Net increase (decrease)	55,001,433	$ 624,300,090	53,155,511	$ 577,831,161

	Year Ended 3/31/20		Year Ended 3/31/19
Short Term	Shares	Amount	Shares	Amount
Shares sold:
Class A	20,066,830	$ 201,819,219	8,664,657	$ 86,445,049
Class A – automatic conversion of Class C Shares	3,236	32,658	—	—
Class A – automatic conversion of Class C2 Shares	36,952	376,037	6,129	61,289
Class C	1,756,551	17,589,911	462,792	4,602,316
Class C2	79,278	795,909	27,088	269,876
Class I	16,959,155	171,858,383	21,616,358	216,250,681
Shares issued to shareholders due to reinvestment of distributions:
Class A	216,511	2,197,913	172,029	1,720,393
Class C	5,004	50,642	3,380	33,726
Class C2	5,121	51,943	6,475	64,673
Class I	434,057	4,412,746	307,594	3,080,097
	39,562,695	399,185,361	31,266,502	312,528,100
Shares redeemed:
Class A	(9,998,642)	(100,766,690)	(10,239,513)	(102,425,941)
Class C	(664,054)	(6,642,755)	(605,187)	(6,037,377)
Class C – automatic conversion to Class A Shares	(3,246)	(32,658)	—	—
Class C2	(244,643)	(2,480,121)	(358,632)	(3,581,329)
Class C2 – automatic conversion to Class A Shares	(36,988)	(376,037)	(6,135)	(61,289)
Class I	(16,404,982)	(166,256,055)	(19,157,751)	(191,799,143)
	(27,352,555)	(276,554,316)	(30,367,218)	(303,905,079)
Net increase (decrease)	12,210,140	$ 122,631,045	899,284	$ 8,623,021
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of March 31, 2020.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.
	All-American	Intermediate Duration	Limited Term	Short Term
Tax cost of investments	$5,319,860,244	$8,574,750,908	$5,845,943,495	$680,577,283
Gross unrealized:
Appreciation	$ 242,595,811	$ 286,981,405	$ 103,626,095	$ 4,287,446
Depreciation	(83,779,119)	(103,106,719)	(60,507,333)	(3,776,789)
Net unrealized appreciation (depreciation) of investments	$ 158,816,692	$ 183,874,686	$ 43,118,762	$ 510,657
Permanent differences, primarily due to federal taxes paid and taxable market discount, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2020, the Funds' tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2020, the Funds’ tax year end, were as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
Undistributed net tax-exempt income[1]	$6,033,841	$22,442,224	$21,342,073	$2,944,694
Undistributed net ordinary income[2]	1,049,408	2,066,465	1,598,803	1,337
Undistributed net long-term capital gains	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period March 1, 2020 through March 31, 2020, and paid on April 1, 2020.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax years ended March 31, 2020 and March 31, 2019 was designated for purposes of the dividends paid deduction as follows:
2020	All-American	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income[3]	$170,497,058	$224,201,350	$118,049,885	$10,112,611
Distributions from net ordinary income[2]	490,785	977,584	146,722	3,225
Distributions from net long-term capital gains	—	—	—	—

2019	All-American	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income	$137,201,532	$170,967,589	$94,254,092	$8,133,742
Distributions from net ordinary income[2]	895,949	688,743	441,733	—
Distributions from net long-term capital gains	—	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended March 31, 2020, as Exempt Interest Dividends.
As of March 31, 2020, the Funds' tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Notes to Financial Statements (continued)
	All-American	Intermediate Duration	Limited Term	Short Term
Not subject to expiration:
Short-term	$79,930,381	$17,769,113	$11,029,890	$ 239,962
Long-term	16,916,838	221,616	16,468,627	1,030,981
Total	$96,847,219	$17,990,729	$27,498,517	$1,270,943
During the Funds' tax year ended March 31, 2020, the following Funds utilized capital loss carryforwards as follows:
	Intermediate Duration	Short Term
Utilized capital loss carryforwards	$3,126,313	$145,668
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	All- American	Intermediate Duration	Limited Term	Short Term
For the first $125 million	0.3000%	0.3000%	0.2500%	0.2500%
For the next $125 million	0.2875	0.2875	0.2375	0.2375
For the next $250 million	0.2750	0.2750	0.2250	0.2250
For the next $500 million	0.2625	0.2625	0.2125	0.2125
For the next $1 billion	0.2500	0.2500	0.2000	0.2000
For the next $3 billion	0.2250	0.2250	0.1750	0.1750
For the next $5 billion	0.2000	0.2000	0.1500	0.1500
For net assets of $10 billion and greater	0.1875	0.1875	0.1375	0.1375
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and for All-American, Intermediate Duration and Short Term, making, as appropriate, an upward adjustment to that rate based upon the percentage of the fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2020, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
All-American	0.1620%
Intermediate Duration	0.1622%
Limited Term	0.1590%
Short Term	0.1750%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. The expense limitation may be terminated or modified only with the approval of shareholders of the Fund.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Intermediate Duration	N/A	N/A	0.75%
N/A - Not applicable.
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.20% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C2 Shares incur a 0.55% (0.35% for Limited Term and Short Term) annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or other accounts managed by the Sub-Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

Notes to Financial Statements (continued)
During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:
Inter-Fund Trades	All-American	Intermediate Duration
Purchases	$30,350,938	$58,990,000
Sales	30,485,507	31,100,000
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
Sales charges collected (Unaudited)	$9,662,943	$2,148,258	$1,932,549	$364,782
Paid to financial intermediaries (Unaudited)	9,396,474	2,082,960	1,865,811	355,056
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
Commission advances (Unaudited)	$8,428,944	$2,037,418	$1,735,186	$323,583
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
12b-1 fees retained (Unaudited)	$523,052	$135,309	$108,021	$3,866
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	All-American	Intermediate Duration	Limited Term	Short Term
CDSC retained (Unaudited)	$403,140	$144,251	$228,839	$129,096
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Funds utilized this facility. Each Fund's maximum outstanding balance during the utilization period was a follows:
	All- American	Intermediate Duration	Limited Term
Maximum outstanding balance	$47,500,000	$180,600,000	$93,000,000
During the Fund's utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	All- American	Intermediate Duration	Limited Term
Utilization period (days outstanding)	51	11	54
Average daily balance outstanding	$13,425,490	$126,636,364	$29,724,074
Average annual interest rate	2.97%	2.03%	3.02%
Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
9.  Subsequent Events
Fund Mergers
During May 2020, the Board approved the merger of Nuveen Tennessee Municipal Bond Fund (the "Target Fund") into All-American (the "Acquiring Fund") (the "Reorganization"). In order for the Reorganization to occur, it must be approved by shareholders of the Target Fund.
Upon the closing of the Reorganization, the Target Fund will transfer its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund will then be liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of its Target Fund will become shareholders of the Acquiring Fund. Each Target Fund shareholder will receive shares of the Acquiring Fund, the aggregate NAV of which is equal to the aggregate NAV of the shares of the Target Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled).

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodians
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
U.S. Bank National Association
1555 North RiverCenter Drive
Suite 302
Milwaukee, WI 53212
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Industrial Development Revenue Bond (IDR)  – A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Glossary of Terms Used in this Report (Unaudited) (continued)
Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Short-Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short-Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Short Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refundings: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Short Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturities between 6 months and 3.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Short-Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 1 and 7.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Weighted Average Maturity: The average time to maturity of debt securities held in a Fund.

Weighted Average Portfolio Duration: The weighted average duration, including the effects of leverage, of a fund’s bonds and loans, which is a measure of the fund’s price sensitivity expressed in years.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees or Directors, as applicable (the “Board” and each Trustee or Director, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub- Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub- Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); and legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures). In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, introducing additional share classes, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;
•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;
•	Risk Management and Valuation Services - continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;
•	Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
•	Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope.
In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one- , three- and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.

For Nuveen All-American Municipal Bond Fund (the “All-American Fund”), the Board noted that the Fund ranked in the third quartile of its Performance Peer Group for the one-year period and first quartile for the three- and five-year periods. In addition, although the Fund’s performance was below the performance of its benchmark for the one-year period, the Fund outperformed its benchmark for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Intermediate Duration Municipal Bond Fund (the “Intermediate Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods. Although the Fund’s performance was below the performance of its benchmark for the one-year period, the Fund outperformed its benchmark for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Limited Term Municipal Bond Fund (the “Limited Term Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods, the Fund ranked in the first quartile of its Performance Peer Group for the one-year period and second quartile for the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Short Term Municipal Bond Fund (the “Short Term Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods, the Fund ranked in the second quartile of its Performance Peer Group for the one- and five-year periods and third quartile for the three-year period. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund, before and after any undertaking by Nuveen to limit the fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $15 million in fees for shareholders in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
The Independent Board Members noted that (a) the Short Term Fund had a net management fee that was slightly higher than the peer average, but a net expense ratio that was in line with the peer average; (b) the Intermediate Fund and the Limited Term Fund each had a net management fee that was in line with the respective peer average and a net expense ratio that was below the respective peer average; and (c) the All-American Fund had a net management fee and a net expense ratio that were below the respective peer averages. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its exchange-traded fund product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules and the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2017 and 2018), including the permanent expense cap applicable to the Intermediate Fund. The Independent Board Members noted that as a result of fund-level management fee changes implemented in June 2017, none of the Nuveen open-end funds were above their top level fee breakpoint.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate as a result of serving as principal underwriter. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed- income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at nine. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	156
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	156

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	156
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	156
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	156
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	156
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); former Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May 2020); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	156

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	156
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	156

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 100 Park Avenue New York, NY 10016	Vice President	2020	Executive Vice President, Global Head of Product at Nuveen (since November 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020); Managing Member MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MAN-NAT-0320D1172685-INV-B-05/21

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

Fiscal Year Ended March 31, 2020	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Short Term Municipal Bond Fund	20,995	0	0	0

Total	$20,995	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Short Term Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended March 31, 2019	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Short Term Municipal Bond Fund	21,030	0	0	0

Total	$21,030	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Short Term Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended March 31, 2020	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended March 31, 2019	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended March 31, 2020	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Short Term Municipal Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended March 31, 2019	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Short Term Municipal Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: June 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: June 5, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: June 5, 2020